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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-02699
AIM Growth Series (Invesco Growth Series)

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 12/31
Date of reporting period: 12/31/10

Item 1. Reports to Stockholders.

Annual Report to Shareholders	December 31, 2010

Invesco Balanced-Risk Retirement Funds
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2010 Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
16	Long-Term Fund Performance
28	Supplemental Information
31	Schedule of Investments
33	Financial Statements
38	Notes to Financial Statements
52	Financial Highlights
58	Auditor’s Report
59	Fund Expenses
62	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.

Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2          Invesco Balanced-Risk Retirement Funds

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
      Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance Summary – Invesco Balanced-Risk Retirement Now Fund
For the 12 months ended December 31, 2010, Class A shares of Invesco Balanced-Risk Retirement Now Fund, at net asset value (NAV), returned 7.74% and slightly outperformed the Fund’s custom style-specific benchmark, which returned 6.25% over the same period. A tactical overweight in fixed income paired with a concurrent underweight in equities during the second quarter contributed largely to the outperformance for the reporting period. The Fund’s diversified commodity exposure was also favorable for performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.74%

Class A5 Shares	7.74

Class B Shares	6.83

Class C Shares	7.08

Class C5 Shares	6.95

Class R Shares	7.47

Class R5 Shares	7.43

Class Y Shares	8.13

Institutional Class Shares	8.00

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	12.14

Custom Balanced-Risk Retirement Now Index■ (Style-Specific Index)	6.25

Lipper Mixed-Asset Target Allocation Conservative Funds Index▼ ( Peer Group Index)	9.99

▼Lipper Inc.; ■Invesco, Lipper Inc.

How we invest
Invesco Balanced-Risk Retirement Now Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement Now Fund, employs a total return asset allocation strategy that invests in equity, bond and commodity markets. Invesco Balanced-Risk Allocation Fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is comprised of asset classes

Risk Allocation
By asset class

	Risk	% of Total Net Assets
Asset Class	Allocation	As of 12/31/10*

Equity	40.39%	28.44%

Fixed Income	23.45	97.61

Commodities	36.16	23.65
* Due to the use of leverage, the percentages may not equal 100%.
The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.
that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.
     Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter a percent-

Total Net Assets	$20.4 million

Fund Nasdaq Symbols

Class A Shares	IANAX
Class A5 Shares	VIRAX
Class B Shares	IANBX
Class C Shares	IANCX
Class C5 Shares	VIRCX
Class R Shares	IANRX
Class R5 Shares	VIRRX
Class Y Shares	IANYX
Institutional Class Shares	IANIX

age of the Fund is moved from invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. Having completed the glide path, Invesco Balanced-Risk Retirement Now Fund is comprised of a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement Now Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.
     For investors in retirement, the primary concerns include preserving purchasing power, combating the effects of inflation and little-to-no ability to offset losses with additional contributions. To address these concerns, Invesco Balanced-Risk Retirement Now Fund maintains the real return strategy of 60% Invesco Balanced Risk Allocation Fund and 40% affiliated money markets once the target date is achieved.

Market conditions and your Fund
The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crisis. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during that period driven by anticipation that improving economic conditions would boost earnings growth. A tactical shift to an overweight position in equities was implemented to participate in the strength of this rally.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a double dip recession in the U.S.

4          Invesco Balanced-Risk Retirement Funds

and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global economic slowdown. These developments led global investors to seek out safety, driving government bond yields of the world’s largest industrial countries downward. The Fund’s tactical strategy shifted in favor of government bonds and away from equities during April, resulting in a positive contribution to performance from our active positioning process. Commodity exposure remained slightly underweight from a risk contribution standpoint.
     The third quarter of 2010 witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Risky assets such as equities rose in response. In the U.S., the U.S. Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve hovering at or near multi-decade lows. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary conditions and the belief that the seven largest developed (G7) economies had recovered since the summer months. For emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The fourth quarter rise in government bond yields took their valuations much closer to our estimate of fair value. Within commodities, all complexes enjoyed price advances during the fourth quarter, propelled by tightening supply-demand balances and positive economic prospects among commodity-intensive emerging markets.
     Within the Fund, a tactical shift in favor of equities and commodities helped capture positive returns toward the end of the reporting period. Throughout the year, the ability of our strategy to adapt to a dynamically changing market environment proved to be an important element in the success of the Fund’s process.
     Finally, we thank you for your continued commitment to Invesco Balanced-Risk Retirement Now Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.

Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.

Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

5          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance Summary – Invesco Balanced-Risk Retirement 2010 Fund
For the 12 months ended December 31, 2010, Class A shares of Invesco Balanced-Risk Retirement 2010 Fund, at net asset value (NAV), returned 7.79% and outperformed the Fund’s custom style-specific index, which returned 6.60% over the same period. A tactical overweight in fixed income paired with a concurrent underweight in equities during the second quarter contributed largely to the outperformance for the reporting period. The Fund’s diversified commodity exposure was also favorable for performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.79%

Class A5 Shares	7.79

Class B Shares	6.90

Class C Shares	7.02

Class C5 Shares	6.93

Class R Shares	7.49

Class R5 Shares	7.50

Class Y Shares	8.10

Institutional Class Shares	7.96

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	12.14

Custom Balanced-Risk Retirement 2010 Index♦ (Style-Specific Index)	6.60

Lipper Mixed-Asset Target 2010 Funds Index▼ (Peer Group Index)	11.19

▼Lipper Inc.; ■Invesco, Lipper Inc.; ♦Invesco, IDC via FactSet Research

How we invest
Invesco Balanced-Risk Retirement 2010 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2010 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodity markets. Invesco Balanced-Risk Allocation Fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is comprised of asset classes that are expected to perform differently

Risk Allocation
By asset class

	Risk	% of Total Net Assets
Asset Class	Allocation	As of 12/31/10*

Equity	40.39%	28.44%

Fixed Income	23.45	97.61

Commodities	36.16	23.65

* Due to the use of leverage, the percentages may not equal 100%.
The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.
during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.
     Beginning 10 years from Invesco Balanced-Risk Retirement 2010 Fund’s target date, the glide path strategy begins. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place

Total Net Assets	$31.1 million

Fund Nasdaq Symbols

Class A Shares	INJAX
Class A5 Shares	VRAAX
Class B Shares	INJBX
Class C Shares	INJCX
Class C5 Shares	VRACX
Class R Shares	INJRX
Class R5 Shares	VRARX
Class Y Shares	INJYX
Institutional Class Shares	INJIX

on a quarterly basis. Each quarter a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. At the target date, this results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2010 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.
     For investors in the pre-retirement stage, defined as 10 years away from their target date, the primary concerns include holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address these concerns, Invesco Balanced-Risk Retirement 2010 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced Risk-Allocation Fund and 40% affiliated money market funds over a 10-year period.

Market conditions and your Fund
The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crisis. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during that period driven by anticipation that improving economic conditions would boost earnings growth. A tactical shift to an overweight position in equities was implemented to participate in the strength of this rally.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears about inflation, creating concerns about

6          Invesco Balanced-Risk Retirement Funds

the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a double dip recession in the U.S. and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global economic slowdown. These developments led global investors to seek out safety, driving government bond yields of the world’s largest industrial countries downward. The Fund’s tactical strategy shifted in favor of government bonds and away from equities during April, resulting in a positive contribution to performance from our active positioning process. Commodity exposure remained slightly underweight from a risk contribution standpoint.
     The third quarter of 2010 witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Risky assets such as equities rose in response. In the U.S., the U.S. Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve hovering at or near multi-decade lows. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary conditions and the belief that the seven largest developed (G7) economies had recovered since the summer months. For the emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The fourth quarter rise in government bond yields took their valuations much closer to our estimate of fair value. Within commodities, all complexes enjoyed price advances during the fourth quarter, propelled by tightening supply-demand balances and positive economic prospects among commodity-intensive emerging markets.
     Within the Fund, a tactical shift in favor of equities and commodities helped capture positive returns toward the end of the reporting period. Throughout the year, the ability of our strategy to adapt to a dynamically changing market environment proved to be an important element in the success of the Fund’s process.
     Finally, we thank you for your continued commitment to Invesco Balanced-Risk Retirement 2010 Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2010 Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2010 Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.

Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2010 Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.

Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2010 Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.

Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2010 Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

7          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance Summary – Invesco Balanced-Risk Retirement 2020 Fund
For the 12 months ended December 31, 2010, Class A shares of Invesco Balanced-Risk Retirement 2020 Fund, at net asset value (NAV), returned 13.11% and outperformed the Fund’s custom style-specific benchmark, which returned 10.23% over the same period. A tactical overweight in fixed income paired with a concurrent underweight in equities during the second quarter contributed largely to the outperformance for the reporting period. The Fund’s diversified commodity exposure was also favorable for performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.11%

Class A5 Shares	13.11

Class B Shares	12.30

Class C Shares	12.19

Class C5 Shares	12.37

Class R Shares	12.90

Class R5 Shares	12.92

Class Y Shares	13.52

Institutional Class Shares	13.47

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	12.14

Custom Balanced-Risk Retirement 2020 Index■ (Style-Specific Index)	10.23

Lipper Mixed-Asset Target 2020 Funds Index▼ (Peer Group Index)	12.83

▼Lipper Inc.; ■Invesco, Lipper Inc.

How we invest
Invesco Balanced-Risk Retirement 2020 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2020 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodity markets. Invesco Balanced-Risk Allocation Fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is comprised of asset classes that are expected to perform differently

Risk Allocation
By asset class

	Risk	% of Total Net Assets
Asset Class	Allocation	As of 12/31/10*

Equity	40.39%	28.44%

Fixed Income	23.45	97.61

Commodities	36.16	23.65

* Due to the use of leverage, the percentages may not equal 100%.
The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.
during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.
     Beginning 10 years from Invesco Balanced-Risk Retirement 2020 Fund’s target date, the glide path strategy begins. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place

Total Net Assets	$57.2 million

Fund Nasdaq Symbols

Class A Shares	AFTAX
Class A5 Shares	VRCAX
Class B Shares	AFTBX
Class C Shares	AFTCX
Class C5 Shares	VRCCX
Class R Shares	ATFRX
Class R5 Shares	VRCRX
Class Y Shares	AFTYX
Institutional Class Shares	AFTSX

on a quarterly basis. Each quarter a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. At the target date, this results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2020 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.
     For investors in the pre-retirement stage, defined as 10 years away from their target date, the primary concerns include holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address these concerns, Invesco Balanced-Risk Retirement 2020 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced Risk-Allocation Fund and 40% affiliated money market funds over a 10-year period.

Market conditions and your Fund
     The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crisis. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during that period driven by anticipation that improving economic conditions would boost earnings growth. A tactical shift to an overweight position in equities was implemented to participate in the strength of this rally.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears

8          Invesco Balanced-Risk Retirement Funds

about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a double dip recession in the U.S. and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global economic slowdown. These developments led global investors to seek out safety, driving government bond yields of the world’s largest industrial countries downward. The Fund’s tactical strategy shifted in favor of government bonds and away from equities during April, resulting in a positive contribution to performance from our active positioning process. Commodity exposure remained slightly underweight from a risk contribution standpoint.
     The third quarter of 2010 witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Risky assets such as equities rose in response. In the U.S., the U.S. Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve hovering at or near multi-decade lows. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary conditions and the belief that the seven largest developed (G7) economies had recovered since the summer months. For emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The fourth quarter rise in government bond yields took their valuations much closer to our estimate of fair value. Within commodities, all complexes enjoyed price advances during the quarter, propelled by tightening supply-demand balances and positive economic prospects among commodity-intensive emerging markets.
     Within the Fund, a tactical shift in favor of equities and commodities helped capture positive returns toward the end of the reporting period. Throughout the year, the ability of our strategy to adapt to a dynamically changing market environment proved to be an important element in the success of the Fund’s process.
     Finally, we thank you for your continued commitment to Invesco Balanced-Risk Retirement 2020 Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.

Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.

Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.

Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.

Assisted by the Global Asset Allocation Team

9          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance Summary – Invesco Balanced-Risk Retirement 2030 Fund
For the 12 months ended December 31, 2010, Class A shares of Invesco Balanced-Risk Retirement 2030 Fund, at net asset value (NAV), returned 13.06% and outperformed the Fund’s custom style-specific index, which returned 10.23% over the same period. A tactical overweight in fixed income paired with a concurrent underweight in equities during the second quarter contributed largely to the outperformance for the reporting period. The Fund’s diversified commodity exposure was also favorable for performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.06%

Class A5 Shares	13.06

Class B Shares	12.08

Class C Shares	11.95

Class C5 Shares	12.17

Class R Shares	12.71

Class R5 Shares	12.75

Class Y Shares	13.30

Institutional Class Shares	13.43

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	12.14

Custom Balanced-Risk Retirement 2030 Index■ (Style-Specific Index)	10.23

Lipper Mixed-Asset Target 2030 Funds Index▼ (Peer Group Index)	13.83

▼Lipper Inc.; ■Invesco, Lipper Inc.

How we invest
Invesco Balanced-Risk Retirement 2030 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2030 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodity markets. Invesco Balanced-Risk Allocation Fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is comprised of asset classes that are expected to perform differently

Risk Allocation
By asset class

	Risk	% of Total Net Assets
Asset Class	Allocation	As of 12/31/10*

Equity	40.39%	28.44%

Fixed Income	23.45	97.61

Commodities	36.16	23.65

* Due to the use of leverage, the percentages may not equal 100%.
The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.
during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.
     Beginning 10 years from Invesco Balanced-Risk Retirement 2030 Fund’s target date, the glide path strategy begins. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place

Total Net Assets	$45.7 million

Fund Nasdaq Symbols

Class A Shares	TNAAX
Class A5 Shares	VREAX
Class B Shares	TNABX
Class C Shares	TNACX
Class C5 Shares	VRECX
Class R Shares	TNARX
Class R5 Shares	VRERX
Class Y Shares	TNAYX
Institutional Class Shares	TNAIX

on a quarterly basis. Each quarter a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. At the target date, this results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2030 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.
     For investors in the pre-retirement stage, defined as 10 years away from their target date, the primary concerns include holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address these concerns, Invesco Balanced-Risk Retirement 2030 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced Risk-Allocation Fund and 40% affiliated money market funds over a 10-year period.

Market conditions and your Fund
The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crisis. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during that period driven by anticipation that improving economic conditions would boost earnings growth. A tactical shift to an overweight position in equities was implemented to participate in the strength of this rally.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears

10          Invesco Balanced-Risk Retirement Funds

about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a double dip recession in the U.S. and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global economic slowdown. These developments led global investors to seek out safety, driving government bond yields of the world’s largest industrial countries downward. The Fund’s tactical strategy shifted in favor of government bonds and away from equities during April, resulting in a positive contribution to performance from our active positioning process. Commodity exposure remained slightly underweight from a risk contribution standpoint.
     The third quarter of 2010 witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Risky assets such as equities rose in response. In the U.S., the U.S. Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve hovering at or near multi-decade lows. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary conditions and the belief that the seven largest developed (G7) economies had recovered since the summer months. For emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The fourth quarter rise in government bond yields took their valuations much closer to our estimate of fair value. Within commodities, all complexes enjoyed price advances during the quarter, propelled by tightening supply-demand balances and positive economic prospects among the commodity-intensive emerging markets.
     Within the Fund, a tactical shift in favor of equities and commodities helped capture positive returns toward the end of the reporting period. Throughout the year, the ability of our strategy to adapt to a dynamically changing market environment proved to be an important element in the success of the Fund’s process.
     Finally, we thank you for your continued commitment to Invesco Balanced-Risk Retirement 2030 Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.

Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.

Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.

Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

11          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance Summary – Invesco Balanced-Risk Retirement 2040 Fund
For the 12 months ended December 31, 2010, Class A shares of Invesco Balanced-Risk Retirement 2040 Fund, at net asset value (NAV), returned 13.03% and outperformed the Fund’s custom style-specific benchmark, which returned 10.23% over the same period. A tactical overweight in fixed income paired with a concurrent underweight in equities during the second quarter contributed largely to the outperformance for the reporting period. The Fund’s diversified commodity exposure was also favorable for performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.03%

Class A5 Shares	13.03

Class B Shares	12.08

Class C Shares	12.09

Class C5 Shares	12.19

Class R Shares	12.69

Class R5 Shares	12.71

Class Y Shares	13.42

Institutional Class Shares	13.25

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	12.14

Custom Balanced-Risk Retirement 2040 Index■ (Style-Specific Index)	10.23

Lipper Mixed-Asset Target 2040 Funds Index▼ (Peer Group Index)	14.62

▼Lipper Inc.; ■Invesco, Lipper Inc.

How we invest
Invesco Balanced-Risk Retirement 2040 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2040 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodity markets. Invesco Balanced-Risk Allocation Fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is comprised of asset classes

Risk Allocation
By asset class

	Risk	% of Total Net Assets
Asset Class	Allocation	As of 12/31/10*

Equity	40.39%	28.44%

Fixed Income	23.45	97.61

Commodities	36.16	23.65

* Due to the use of leverage, the percentages may not equal 100%.
The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.
that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.
     Beginning 10 years from Invesco Balanced-Risk Retirement 2040 Fund’s target date, the glide path strategy begins. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk

Total Net Assets	$23.5 million

Fund Nasdaq Symbols

Class A Shares	TNDAX
Class A5 Shares	VRGAX
Class B Shares	TNDBX
Class C Shares	TNDCX
Class C5 Shares	VRGCX
Class R Shares	TNDRX
Class R5 Shares	VRGRX
Class Y Shares	TNDYX
Institutional Class Shares	TNDIX

Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. At the target date, this results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2040 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.
     For investors in the pre-retirement stage, defined as 10 years away from their target date, the primary concerns include holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address these concerns, Invesco Balanced-Risk Retirement 2040 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced Risk-Allocation Fund and 40% affiliated money market funds over a 10-year period.

Market conditions and your Fund
The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crisis. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during that period driven by anticipation that improving economic conditions would boost earnings growth. A tactical shift to an overweight position in equities was implemented to participate in the strength of this rally.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears

12          Invesco Balanced-Risk Retirement Funds

about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a double dip recession in the U.S. and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global economic slowdown. These developments led global investors to seek out safety, driving government bond yields of the world’s largest industrial countries downward. The Fund’s tactical strategy shifted in favor of government bonds and away from equities during April, resulting in a positive contribution to performance from our active positioning process. Commodity exposure remained slightly underweight from a risk contribution standpoint.
     The third quarter of 2010 witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Risky assets such as equities rose in response. In the U.S., the U.S. Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve hovering at or near multi-decade lows. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary conditions and the belief that the seven largest developed (G7) economies had recovered since the summer months. For emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The fourth quarter rise in government bond yields took their valuations much closer to our estimate of fair value. Within commodities, all complexes enjoyed price advances during the quarter, propelled by tightening supply-demand balances and positive economic prospects among commodity-intensive emerging markets.
     Within the Fund, a tactical shift in favor of equities and commodities helped capture positive returns toward the end of the reporting period. Throughout the year, the ability of our strategy to adapt to a dynamically changing market environment proved to be an important element in the success of the Fund’s process.
     Finally, we thank you for your continued commitment to Invesco Balanced-Risk Retirement 2040 Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.

Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.

Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.

Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

13          Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance Summary – Invesco Balanced-Risk Retirement 2050 Fund
For the 12 months ended December 31, 2010, Class A shares of Invesco Balanced-Risk Retirement 2050 Fund, at net asset value (NAV), returned 13.08% and outperformed the Fund’s custom style-specific benchmark, which returned 10.23% over the same period. A tactical overweight in fixed income paired with a concurrent underweight in equities during the second quarter contributed largely to the outperformance for the reporting period. The Fund’s diversified commodity exposure was also favorable for performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.08%

Class A5 Shares	12.93

Class B Shares	12.13

Class C Shares	12.26

Class C5 Shares	12.06

Class R Shares	12.74

Class R5 Shares	12.75

Class Y Shares	13.33

Institutional Class Shares	13.18

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	12.14

Custom Balanced-Risk Retirement 2050 Index■ (Style-Specific Index)	10.23

Lipper Mixed-Asset Target 2050+ Funds Category Average▼ (Peer Group)	14.50

▼Lipper Inc.; ■Invesco, Lipper Inc.

How we invest
Invesco Balanced-Risk Retirement 2050 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2050 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodity markets. Invesco Balanced-Risk Allocation Fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is comprised of asset classes

Risk Allocation
By asset class

	Risk	% of Total Net Assets
Asset Class	Allocation	As of 12/31/10*

Equity	40.39%	28.44%

Fixed Income	23.45	97.61

Commodities	36.16	23.65

* Due to the use of leverage, the percentages may not equal 100%.
The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.
that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.
     Beginning 10 years from Invesco Balanced-Risk Retirement 2050 Fund’s target date, the glide path strategy begins. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk

Total Net Assets	$9.1 million

Fund Nasdaq Symbols

Class A Shares	TNEAX
Class A5 Shares	VRIAX
Class B Shares	TNEBX
Class C Shares	TNECX
Class C5 Shares	VRICX
Class R Shares	TNERX
Class R5 Shares	VRIRX
Class Y Shares	TNEYX
Institutional Class Shares	TNEIX

Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. At the target date, this results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2050 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.
     For investors in the pre-retirement stage, defined as 10 years away from their target date, the primary concerns include holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address these concerns, Invesco Balanced-Risk Retirement 2050 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced Risk-Allocation Fund and 40% affiliated money market funds over a 10-year period.

Market conditions and your Fund
     The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crisis. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during that period driven by anticipation that improving economic conditions would boost earnings growth. A tactical shift to an overweight position in equities was implemented to participate in the strength of this rally.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears

14          Invesco Balanced-Risk Retirement Funds

about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a double dip recession in the U.S. and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global economic slowdown. These developments led global investors to seek out safety, driving government bond yields of the world’s largest industrial countries downward. The Fund’s tactical strategy shifted in favor of government bonds and away from equities during April, resulting in a positive contribution to performance from our active positioning process. Commodity exposure remained slightly underweight from a risk contribution standpoint.
     The third quarter of 2010 witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Risky assets such as equities rose in response. In the U.S., the U.S. Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve hovering at or near multi-decade lows. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary conditions and the belief that the seven largest developed (G7) economies had recovered since the summer months. For emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The fourth quarter recent in government bond yields took their valuations much closer to our estimate of fair value. Within commodities, all complexes enjoyed price advances during the quarter, propelled by tightening supply-demand balances and positive economic prospects among the commodity-intensive emerging markets.
     Within the Fund, a tactical shift in favor of equities and commodities helped capture positive returns toward the end of the reporting period. Throughout the year, the ability of our strategy to adapt to a dynamically changing market environment proved to be an important element in the success of the Fund’s process.
     Finally, we thank you for your continued commitment to Invesco Balanced-Risk Retirement 2050 Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.

Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.

Scott Hixon Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.

Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

15          Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 1/31/07
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

16	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	–0.09%

1 Year	1.81

Class A5 Shares

Inception	–0.09%

1 Year	1.80

Class B Shares

Inception (1/31/07)	–0.07%

1 Year	1.83

Class C Shares

Inception (1/31/07)	0.61%

1 Year	6.08

Class C5 Shares

Inception	0.60%

1 Year	5.95

Class R Shares

Inception (1/31/07)	1.12%

1 Year	7.47

Class R5 Shares

Inception	1.09%

1 Year	7.43

Class Y Shares

Inception	1.53%

1 Year	8.13

Institutional Class Shares

Inception (1/31/07)	1.61%

1 Year	8.00
Class A5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class C5 and Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C5 and Class R5 shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 0.88%, 0.88%, 1.63%, 1.63%, 1.63%, 1.13%, 1.13%, 0.63% and 0.63%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 11.10%, 11.10%, 11.85%, 11.85%, 11.85%, 11.35%, 11.35%, 10.85% and 10.55%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A and Class A5 share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class C5 share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class C5 shares is 1% for the first year after purchase. Class R, Class R5, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012 and June 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.55% for Invesco Balanced-Risk Retirement Now Fund.

17	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2010 Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 1/31/07
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

18	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	–0.35%

1 Year	1.90

Class A5 Shares

Inception	–0.35%

1 Year	1.90

Class B Shares

Inception (1/31/07)	–0.34%

1 Year	1.90

Class C Shares

Inception (1/31/07)	0.37%

1 Year	6.02

Class C5 Shares

Inception	0.32%

1 Year	5.93

Class R Shares

Inception (1/31/07)	0.85%

1 Year	7.49

Class R5 Shares

Inception	0.83%

1 Year	7.50

Class Y Shares

Inception	1.26%

1 Year	8.10

Institutional Class Shares

Inception (1/31/07)	1.35%

1 Year	7.96
Class A5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class C5 and Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C5 and Class R5 shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 0.91%, 0.91%, 1.66%, 1.66%, 1.66%, 1.16%, 1.16%, 0.66% and 0.67%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 4.58%, 4.58%, 5.33%, 5.33%, 5.33%, 4.83%, 4.83%, 4.33% and 4.11%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A and Class A5 share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class C5 share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class C5 shares is 1% for the first year after purchase. Class R, Class R5, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012 and June 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.55% for Invesco Balanced-Risk Retirement 2010 Fund.

19	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 1/31/07
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

20	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	–0.73%

1 Year	6.94

Class A5 Shares

Inception	–0.73%

1 Year	6.94

Class B Shares

Inception (1/31/07)	–0.70%

1 Year	7.30

Class C Shares

Inception (1/31/07)	–0.10%

1 Year	11.19

Class C5 Shares

Inception	–0.02%

1 Year	11.37

Class R Shares

Inception (1/31/07)	0.47%

1 Year	12.90

Class R5 Shares

Inception	0.48%

1 Year	12.92

Class Y Shares

Inception	0.86%

1 Year	13.52

Institutional Class Shares

Inception (1/31/07)	1.00%

1 Year	13.47
Class A5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class C5 and Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C5 and Class R5 shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 0.99%, 0.99%, 1.74%, 1.74%, 1.74%, 1.24%, 1.24%, 0.74% and 0.75%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 2.82%, 2.82%, 3.57%, 3.57%, 3.57%, 3.07%, 3.07%, 2.57% and 2.42%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A and Class A5 share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class C5 share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class C5 shares is 1% for the first year after purchase. Class R, Class R5, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012 and June 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.79% for Invesco Balanced-Risk Retirement 2020 Fund.

21	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2030 Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 1/31/07
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

22	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	–2.19%

1 Year	6.86

Class A5 Shares

Inception	–2.19%

1 Year	6.86

Class B Shares

Inception (1/31/07)	–2.17%

1 Year	7.08

Class C Shares

Inception (1/31/07)	–1.55%

1 Year	10.95

Class C5 Shares

Inception	–1.52%

1 Year	11.17

Class R Shares

Inception (1/31/07)	–1.04%

1 Year	12.71

Class R5 Shares

Inception	–1.03%

1 Year	12.75

Class Y Shares

Inception	–0.63%

1 Year	13.30

Institutional Class Shares

Inception (1/31/07)	–0.50%

1 Year	13.43
Class A5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class C5 and Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C5 and Class R5 shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 1.03%, 1.03%, 1.78%, 1.78%, 1.78%, 1.28%, 1.28%, 0.78% and 0.79%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 3.18%, 3.18%, 3.93%, 3.93%, 3.93%, 3.43%, 3.43%, 2.93% and 2.68%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A and Class A5 share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class C5 share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class C5 shares is 1% for the first year after purchase. Class R, Class R5, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012 and June 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.79% for Invesco Balanced-Risk Retirement 2030 Fund.

23	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2040 Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 1/31/07
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

24	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	–2.98%

1 Year	6.79

Class A5 Shares

Inception	–2.98%

1 Year	6.79

Class B Shares

Inception (1/31/07)	–2.94%

1 Year	7.08

Class C Shares

Inception (1/31/07)	–2.33%

1 Year	11.09

Class C5 Shares

Inception	–2.31%

1 Year	11.19

Class R Shares

Inception (1/31/07)	–1.84%

1 Year	12.69

Class R5 Shares

Inception	–1.83%

1 Year	12.71

Class Y Shares

Inception	–1.40%

1 Year	13.42

Institutional Class Shares

Inception (1/31/07)	–1.34%

1 Year	13.25
Class A5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class C5 and Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C5 and Class R5 shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 1.07%, 1.07%, 1.82%, 1.82%, 1.82%, 1.32%, 1.32%, 0.82% and 0.82%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 4.95%, 4.95%, 5.70%, 5.70%, 5.70%, 5.20%, 5.20%, 4.70% and 4.30%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A and Class A5 share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class C5 share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class C5 shares is 1% for the first year after purchase. Class R, Class R5, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012 and June 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.79% for Invesco Balanced-Risk Retirement 2040 Fund.

25	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 1/31/07
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

26	Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	–3.56%

1 Year	6.93

Class A5 Shares

Inception	–3.59%

1 Year	6.79

Class B Shares

Inception (1/31/07)	–3.58%

1 Year	7.13

Class C Shares

Inception (1/31/07)	–2.88%

1 Year	11.26

Class C5 Shares

Inception	–2.93%

1 Year	11.06

Class R Shares

Inception (1/31/07)	–2.43%

1 Year	12.74

Class R5 Shares

Inception	–2.42%

1 Year	12.75

Class Y Shares

Inception	–2.01%

1 Year	13.33

Institutional Class Shares

Inception (1/31/07)	–1.97%

1 Year	13.18
Class A5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class C5 and Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C5 and Class R5 shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 1.08%, 1.08%, 1.83%, 1.83%, 1.83%, 1.33%, 1.33%, 0.83% and 0.82%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 8.02%, 8.02%, 8.77%, 8.77%, 8.77%, 8.27%, 8.27%, 7.77% and 7.18%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A and Class A5 share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class C5 share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class C5 shares is 1% for the first year after purchase. Class R, Class R5, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012 and June 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.79% for Invesco Balanced-Risk Retirement 2050 Fund.

27	Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.
Invesco Balanced-Risk Retirement 2010 Fund’s, Invesco Balanced-Risk Retirement 2020 Fund’s, Invesco Balanced-Risk Retirement 2030 Fund’s, Invesco Balanced-Risk Retirement 2040 Fund’s and Invesco Balanced-Risk Retirement 2050 Fund’s investment objectives are to provide total return with a low to moderate correlation to traditional financial market indices and, as secondary objectives, capital preservation.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class A5, C5 and R5 shares are available to only certain investors. Please see the prospectus for more information.

■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in Invesco Balanced-Risk Retirement Funds
■	An underlying fund may invest a large percentage of its assets in a limited number of securities, which could negatively affect the value of the Fund.

■	The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

■	The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions;
regional or global instability; and currency and interest rate fluctuations.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	The issuer of instruments in which the underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	An underlying fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Invesco Balanced-Risk Allocation Fund, an underlying fund, will invest in Invesco Cayman Commodity Fund I Ltd. (the subsidiary), a wholly-owned subsidiary of the fund. The underlying fund or subsidiary may invest in commodity-linked derivative instruments, exchange-traded notes (ETNs) and exchange-traded funds that may subject it to greater volatility. The underlying fund’s concentration of assets in a particular sector of the commodities markets may make it more susceptible to the risks of that sector. ETNs may pose risks associated with leverage, be relatively illiquid, and unable to track the applicable market benchmark or strategy accurately.

■	By investing in the subsidiary, Invesco Balanced-Risk Allocation Fund, an underlying fund, is indirectly exposed to risks associated with the subsidiary’s investments, including derivatives and commodities. Because the subsidiary is not registered under the Investment Company Act of 1940, Invesco Balanced-Risk Allocation Fund, as the sole investor in the subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the U.S. and/or the Cayman Islands, under which the fund and the subsidiary, respectively, are organized, could result in the inability of the fund and/or the subsidiary to operate as described in the Fund’s prospectus and could negatively affect the Fund and its shareholders.

■	The underlying funds may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the fund.

■	Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
continued on page 29

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

28	Invesco Balanced-Risk Retirement Funds

■	Certain instruments may be subject to the risk that the other party to a contract will not fulfill its contractual obligations.

■	The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments and lack of timely information than those in developed countries.

■	Certain underlying funds may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.

■	Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Additional risks of investing in Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2010 Fund and Invesco Balanced-Risk Retirement 2020 Fund.
■	An underlying fund may be a money market fund and, if so, an investment in such underlying fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although such underlying fund seeks to preserve the value of investments at $1.00 per share, it is possible to lose money by investing in the underlying fund. Additionally, the underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

■	An underlying fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Certain of the underlying funds may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value.

■	If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.

■	To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing, changes in government regulation and interest rates, and overall economy.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Custom Balanced-Risk Allocation Broad Index consists of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index.

■	The Custom Balanced-Risk Retirement Now Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement Now Fund. From the inception of the Fund to November 4, 2009, the index was composed of the Custom Independence Now Index, which included the following indices: Russell 3000®, MSCI EAFE®, FTSE NAREIT Equity REITs, Barclays Capital U.S. Universal and the three-month U.S. Treasury bill. From November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index, the JP Morgan Global Government Bond Index, and the three-month U.S. Treasury bill. Since December 1, 2009, the index is composed of the MSCI World Index, the Barclays Capital U.S. Aggregate Index and the three-month U.S. Treasury bill.
The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

■	The Custom Balanced-Risk Retirement 2010 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2010 Fund. From the inception of the Fund to November 4, 2009, the index was composed of the Custom Independence 2010 Index, which included the following indices: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs, Barclays Capital U.S. Universal and the three-month U.S. Treasury bill. From November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index, the JP Morgan Global Government Bond Index and the three-month U.S. Treasury bill. Since December 1, 2009, the index is composed of the MSCI World Index, the Barclays Capital U.S. Aggregate Index and the three-month U.S. Treasury bill.

■	The Lipper Mixed-Asset Target 2010 Funds Index is an unmanaged index considered representative of mixed-asset target 2010 funds tracked by Lipper.

■	The Custom Balanced-Risk Retirement 2020 Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement 2020 Fund. From the inception of the Fund to November 4, 2009, the index was composed of the Custom Independence 2020 Index, which included the following indices: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and the Barclays Capital U.S. Universal Index. From November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index is composed of the MSCI World Index and the Barclays Capital U.S. Aggregate Index.

■	The Lipper Mixed-Asset Target 2020 Funds Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.

■	The Custom Balanced-Risk Retirement 2030 Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement 2030 Fund. From the inception of the continued on page 30

29	Invesco Balanced-Risk Retirement Funds

Fund to November 4, 2009, the index was composed of the Custom Independence 2030 Index, which included the following indices: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and the Barclays Capital U.S. Universal Index. From November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index is composed of the MSCI World Index and the Barclays Capital U.S. Aggregate Index.

■	The Lipper Mixed-Asset Target 2030 Funds Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.

■	The Custom Balanced-Risk Retirement 2040 Index was created by Invesco to serve as a style specific benchmark for the Invesco Balanced-Risk Retirement 2040 Fund. From the inception of the Fund to November 4, 2009, the index was composed of the Custom Independence 2040 Index, which included the following indices: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and the Barclays Capital U.S. Universal Index. From November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index is composed of the MSCI World Index and the Barclays Capital U.S. Aggregate Index.

■	The Lipper Mixed-Asset Target 2040 Funds Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.

■	The Custom Balanced-Risk Retirement 2050 Index was created by Invesco to serve as a style specific benchmark for Invesco Balanced-Risk Retirement 2050 Fund. From the inception of the Fund to November 4, 2009, the index was composed of the Custom Independence 2050 Index, which included the following indices: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and the Barclays Capital U.S. Universal Index. From November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index is composed of the MSCI World Index and the Barclays Capital U.S. Aggregate Index.
■	The Lipper Mixed-Asset Target 2050+ Funds Category Average represents an average of all of the funds in the Lipper Mixed-Asset Target 2050+ Funds category.

■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Russell 3000 Index is an unmanaged index considered representative of the U.S. stock market.

■	The MSCI EAFE Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

■	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs.

■	The T-Bill 3 Month Index is tracked by Lipper to provide performance for the three-month U.S. Treasury bill. An investment cannot be made directly in an index.

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

■	The composition of a custom index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

30	Invesco Balanced-Risk Retirement Funds

Schedule of Investments

December 31, 2010

Invesco Balanced-Risk Retirement Now Fund
Schedule of Investments in Affiliated Issuers–99.66%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	Appreciation	Gain	Income	12/31/10	12/31/10

Asset Allocation Funds–60.06%
Invesco Balanced-Risk Allocation Fund	60.06%	$1,477,563	$15,392,154	$(5,361,822)	$530,406	$282,527	$650,645	1,095,692	$12,260,799

Money Market Funds–39.60%
Liquid Assets Portfolio–Institutional Class	19.80%	485,792	5,675,047	(2,118,799)	—	—	6,022	4,042,040	4,042,040

Premier Portfolio–Institutional Class	19.80%	485,792	5,675,047	(2,118,799)	—	—	3,428	4,042,040	4,042,040

Total Money Market Funds		971,584	11,350,094	(4,237,598)	—	—	9,450	8,084,080	8,084,080

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $19,849,953)	99.66%	$2,449,147	$26,742,248	$(9,599,420)	$530,406	$282,527 (b)	$660,095		$20,344,879

OTHER ASSETS LESS LIABILITIES	0.34%								68,751

NET ASSETS	100.00%								$20,413,630

Invesco Balanced-Risk Retirement 2010 Fund
Schedule of Investments in Affiliated Issuers–99.63%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	Appreciation	Gain	Income	12/31/10	12/31/10

Asset Allocation Funds–59.85%
Invesco Balanced-Risk Allocation Fund	59.85%	$5,035,787	$25,982,418	$(13,724,539)	$876,131	$509,454	$976,222	1,661,231	$18,589,184

Money Market Funds–39.78%
Liquid Assets Portfolio–Institutional Class	19.89%	1,485,610	9,475,969	(4,781,680)	—	—	9,987	6,179,899	6,179,899

Premier Portfolio–Institutional Class	19.89%	1,485,610	9,475,969	(4,781,680)	—	—	5,649	6,179,899	6,179,899

Total Money Market Funds		2,971,220	18,951,938	(9,563,360)	—	—	15,636	12,359,798	12,359,798

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $30,200,308)	99.63%	$8,007,007	$44,934,356	$(23,287,899)	$876,131	$509,454 (b)	$991,858		$30,948,982

OTHER ASSETS LESS LIABILITIES	0.37%								115,022

NET ASSETS	100.00%								$31,064,004

Invesco Balanced-Risk Retirement 2020 Fund
Schedule of Investments in Affiliated Issuers–100.55%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	Appreciation	Gain	Income	12/31/10	12/31/10

Asset Allocation Funds–98.05%
Invesco Balanced-Risk Allocation Fund	98.05%	$18,081,210	$57,468,856	$(22,639,836)	$2,679,831	$726,237	$2,892,689	5,008,884	$56,049,417

Money Market Funds–2.50%
Liquid Assets Portfolio–Institutional Class	1.25%	—	1,752,562	(1,040,447)	—	—	193	712,115	712,115

Premier Portfolio–Institutional Class	1.25%	—	1,752,562	(1,040,447)	—	—	79	712,115	712,115

Total Money Market Funds		—	3,505,124	(2,080,894)	—	—	272	1,424,230	1,424,230

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $55,238,766)	100.55%	$18,081,210	$60,973,980	$(24,720,730)	$2,679,831	$726,237 (b)	$2,892,961		$57,473,647

OTHER ASSETS LESS LIABILITIES	(0.55)%								(310,951)

NET ASSETS	100.00%								$57,162,696

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by having the same investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $60,029, $90,067 and $266,881 of capital gains from affiliated underlying funds for Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2010 Fund and Invesco Balanced-Risk Retirement 2020 Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        Invesco Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2010

Invesco Balanced-Risk Retirement 2030 Fund
Schedule of Investments in Affiliated Issuers–100.10%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	Appreciation	Gain	Income	12/31/10	12/31/10

Asset Allocation Funds–99.62%
Invesco Balanced-Risk Allocation Fund	99.62%	$17,096,843	$35,803,330	$(9,753,387)	$2,229,484	$329,268	$2,293,835	4,065,586	$45,493,908

Money Market Funds–0.48%
Liquid Assets Portfolio–Institutional Class	0.24%	—	1,211,357	(1,102,946)	—	—	45	108,411	108,411

Premier Portfolio–Institutional Class	0.24%	—	1,211,357	(1,102,946)	—	—	17	108,411	108,411

Total Money Market Funds		—	2,422,714	(2,205,892)	—	—	62	216,822	216,822

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $43,895,766)	100.10%	$17,096,843	$38,226,044	$(11,959,279)	$2,229,484	$329,268 (b)	$2,293,897		$45,710,730

OTHER ASSETS LESS LIABILITIES	(0.10)%								(46,242)

NET ASSETS	100.00%								$45,664,488

Invesco Balanced-Risk Retirement 2040 Fund
Schedule of Investments in Affiliated Issuers–101.83%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	Appreciation	Gain	Income	12/31/10	12/31/10

Asset Allocation Funds–99.97%
Invesco Balanced-Risk Allocation Fund	99.97%	$8,694,162	$17,856,769	$(4,277,790)	$1,140,542	$142,442	$1,210,136	2,095,127	$23,444,477

Money Market Funds–1.86%
Liquid Assets Portfolio–Institutional Class	0.93%	—	914,633	(697,302)	—	—	20	217,331	217,331

Premier Portfolio–Institutional Class	0.93%	—	914,633	(697,302)	—	—	7	217,331	217,331

Total Money Market Funds		—	1,829,266	(1,394,604)	—	—	27	434,662	434,662

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $22,952,988)	101.83%	$8,694,162	$19,686,035	$(5,672,394)	$1,140,542	$142,442 (b)	$1,210,163		$23,879,139

OTHER ASSETS LESS LIABILITIES	(1.83)%								(428,219)

NET ASSETS	100.00%								$23,450,920

Invesco Balanced-Risk Retirement 2050 Fund
Schedule of Investments in Affiliated Issuers–101.00%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	Appreciation	Gain	Income	12/31/10	12/31/10

Asset Allocation Funds–100.58%
Invesco Balanced-Risk Allocation Fund	100.58%	$4,468,737	$6,026,566	$(1,862,346)	$461,757	$69,559	$477,471	808,439	$9,120,221

Money Market Funds–0.42%
Liquid Assets Portfolio–Institutional Class	0.21%	—	235,323	(215,958)	—	—	6	19,365	19,365

Premier Portfolio–Institutional Class	0.21%	—	235,323	(215,958)	—	—	3	19,365	19,365

Total Money Market Funds		—	470,646	(431,916)	—	—	9	38,730	38,730

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $8,799,530)	101.00%	$4,468,737	$6,497,212	$(2,294,262)	$461,757	$69,559 (b)	$477,480		$9,158,951

OTHER ASSETS LESS LIABILITIES	(1.00)%								(90,990)

NET ASSETS	100.00%								$9,067,961

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by having the same investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $211,630, $111,648 and $44,052 of capital gains from affiliated underlying funds for Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities

December 31, 2010

	Invesco	Invesco	Invesco	Invesco	Invesco	Invesco
	Balanced-Risk	Balanced-Risk	Balanced-Risk	Balanced-Risk	Balanced-Risk	Balanced-Risk
	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Now Fund	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund

Assets:
Investments in affiliated underlying funds, at value	$20,344,879	$30,948,982	$57,473,647	$45,710,730	$23,879,139	$9,158,951

Cash	12,610	22,044	18,790	21,496	18,495	—

Receivable for:
Fund shares sold	63,788	32,216	42,583	101,658	70,096	11,137

Dividends from affiliated underlying funds	878	1,336	142	36	17	6

Fund expenses absorbed	7,902	13,174	26,132	27,387	9,349	6,844

Investment for trustee deferred compensation and retirement plans	8,196	8,368	8,398	8,603	8,794	7,900

Other assets	45,674	152,170	46,175	47,156	45,343	45,946

Total assets	20,483,927	31,178,290	57,615,867	45,917,066	24,031,233	9,230,784

Liabilities:
Payable for:
Investments purchased	—	—	—	—	319,164	—

Fund shares reacquired	13,067	35,951	349,319	180,241	178,817	82,540

Accrued fees to affiliates	21,453	41,405	37,007	33,824	40,203	44,713

Accrued operating expenses	27,581	28,562	58,318	29,910	33,334	27,670

Trustee deferred compensation and retirement plans	8,196	8,368	8,527	8,603	8,795	7,900

Total liabilities	70,297	114,286	453,171	252,578	580,313	162,823

Net assets applicable to shares outstanding	$20,413,630	$31,064,004	$57,162,696	$45,664,488	$23,450,920	$9,067,961

Net assets consist of:
Shares of beneficial interest	$19,865,452	$30,254,047	$54,612,795	$43,877,841	$22,593,226	$8,860,331

Undistributed net investment income	4,281	4,265	56,053	8,514	479,004	(7,188)

Undistributed net realized gain(loss)	48,971	57,018	258,967	(36,831)	(547,461)	(144,603)

Unrealized appreciation	494,926	748,674	2,234,881	1,814,964	926,151	359,421

	$20,413,630	$31,064,004	$57,162,696	$45,664,488	$23,450,920	$9,067,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities—(continued)

December 31, 2010

	Invesco	Invesco	Invesco	Invesco	Invesco	Invesco
	Balanced-Risk	Balanced-Risk	Balanced-Risk	Balanced-Risk	Balanced-Risk	Balanced-Risk
	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Now Fund	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund

Net Assets:
Class A	$2,487,912	$6,156,472	$17,933,093	$13,983,100	$8,726,797	$3,692,938

Class A5	$12,928,595	$16,882,954	$21,135,564	$13,388,453	$6,211,577	$1,793,144

Class B	$301,370	$697,354	$2,899,038	$3,222,604	$1,114,649	$489,275

Class C	$874,198	$1,657,973	$3,965,787	$3,549,715	$2,135,709	$708,762

Class C5	$2,904,984	$3,644,837	$4,542,844	$2,988,589	$746,526	$334,836

Class R	$750,461	$1,150,326	$5,213,950	$6,707,044	$3,535,664	$1,707,591

Class R5	$16,986	$397,225	$1,327,976	$695,853	$570,100	$135,278

Class Y	$136,292	$464,898	$132,870	$1,111,509	$398,017	$195,800

Institutional Class	$12,832	$11,965	$11,574	$17,621	$11,881	$10,337

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	289,884	696,352	2,093,907	1,718,105	1,119,542	484,876

Class A5	1,506,516	1,909,870	2,467,882	1,644,634	797,494	235,307

Class B	35,227	79,228	341,468	398,641	144,118	64,776

Class C	102,146	188,222	467,954	439,613	276,464	93,683

Class C5	339,385	413,581	535,930	370,128	96,703	44,271

Class R	87,456	130,298	610,706	827,390	455,319	224,951

Class R5	1,979	44,973	155,526	85,877	73,422	17,808

Class Y	15,857	52,540	15,512	136,316	50,987	25,677

Institutional Class	1,493	1,350	1,346.5	2,158	1,521	1,356

Class A:
Net asset value per share	$8.58	$8.84	$8.56	$8.14	$7.79	$7.62

Maximum offering price per share
(Net asset value divided by 94.50%)	$9.08	$9.36	$9.06	$8.61	$8.25	$8.06

Class A5:
Net asset value and offering price per share	$8.58	$8.84	$8.56	$8.14	$7.79	$7.62

Class B:
Net asset value and offering price per share	$8.56	$8.80	$8.49	$8.08	$7.73	$7.55

Class C:
Net asset value and offering price per share	$8.56	$8.81	$8.47	$8.07	$7.73	$7.57

Class C5:
Net asset value and offering price per share	$8.56	$8.81	$8.48	$8.07	$7.72	$7.56

Class R:
Net asset value and offering price per share	$8.58	$8.83	$8.54	$8.11	$7.77	$7.59

Class R5:
Net asset value and offering price per share	$8.58	$8.83	$8.54	$8.10	$7.76	$7.60

Class Y:
Net asset value and offering price per share	$8.60	$8.85	$8.57	$8.15	$7.81	$7.63

Institutional Class:
Net asset value and offering price per share	$8.59	$8.86	$8.60	$8.17	$7.81	$7.62

Cost of investments in affiliated underlying funds	$19,849,953	$30,200,308	$55,238,766	$43,895,766	$22,952,988	$8,799,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        Invesco Balanced-Risk Retirement Funds

Statement of Operations

For the year ended December 31, 2010

	Invesco	Invesco	Invesco	Invesco	Invesco	Invesco
	Balanced-Risk	Balanced-Risk	Balanced-Risk	Balanced-Risk	Balanced-Risk	Balanced-Risk
	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Now Fund	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund

Investment income:
Dividends from affiliated underlying funds	$660,095	$991,858	$2,892,961	$2,293,897	$1,210,163	$477,480

Other income	129	130	131	133	135	126

Total investment income	660,224	991,988	2,893,092	2,294,030	1,210,298	477,606

Expenses:
Administrative services fees	50,000	50,000	50,000	50,000	50,000	50,000

Custodian fees	9,239	8,570	7,657	7,450	7,525	7,648

Distribution fees:
Class A	4,788	13,986	36,039	27,308	16,606	7,626

Class A5	21,905	30,272	36,733	21,772	10,809	2,965

Class B	3,262	6,464	24,271	28,335	9,263	4,390

Class C	5,475	15,523	29,511	28,224	17,552	5,773

Class C5	19,937	26,341	29,971	19,608	5,121	3,392

Class R	3,218	5,793	18,317	24,877	11,890	6,644

Class R5	219	1,832	4,330	2,799	1,878	466

Transfer agent fees — A, A5, B, C, C5, R, R5 and Y	18,344	41,680	76,645	77,477	57,909	30,971

Transfer agent fees — Institutional	18	8	9	20	9	9

Trustees’ and officers’ fees and benefits	16,123	16,327	16,635	16,425	16,144	16,013

Registration and filing fees	67,759	69,949	71,503	72,434	69,890	67,771

Professional services fees	32,502	31,491	31,180	32,656	32,834	31,785

Other	27,046	32,424	44,160	56,790	29,795	27,322

Total expenses	279,835	350,660	476,961	466,175	337,225	262,775

Less: Expenses reimbursed and expense offset arrangement	(221,059)	(250,470)	(297,842)	(313,299)	(264,126)	(231,524)

Net expenses	58,776	100,190	179,119	152,876	73,099	31,251

Net investment income	601,448	891,798	2,713,973	2,141,154	1,137,199	446,355

Realized and unrealized gain (loss) from:
Net realized gain (loss) from affiliated underlying funds	222,498	419,387	459,356	117,638	30,794	25,507

Net realized gain from distributions of affiliated underlying fund shares	60,029	90,067	266,881	211,630	111,648	44,052

Net realized gain from affiliated underlying fund shares	282,527	509,454	726,237	329,268	142,442	69,559

Change in net unrealized appreciation of affiliated underlying fund shares	530,406	876,131	2,679,831	2,229,484	1,140,542	461,757

Net increase in net assets resulting from operations	$1,414,381	$2,277,383	$6,120,041	$4,699,906	$2,420,183	$977,671

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35        Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	Invesco		Invesco		Invesco
	Balanced-Risk		Balanced-Risk		Balanced-Risk
	Retirement		Retirement		Retirement
	Now Fund		2010 Fund		2020 Fund
	2010	2009	2010	2009	2010	2009

Operations:
Net investment income	$601,448	$111,903	$891,798	$369,542	$2,713,973	$1,070,354

Net realized gain (loss)	282,527	(119,100)	509,454	(124,539)	726,237	(71,038)

Change in net unrealized appreciation	530,406	271,696	876,131	654,480	2,679,831	1,927,795

Net increase in net assets resulting from operations	1,414,381	264,499	2,277,383	899,483	6,120,041	2,927,111

Distributions to shareholders from net investment income:
Class A	(75,437)	(62,912)	(187,077)	(224,374)	(864,516)	(676,463)

Class A5	(380,892)	—	(518,949)	—	(1,051,967)	—

Class B	(8,667)	(17,762)	(14,932)	(25,570)	(119,331)	(110,865)

Class C	(23,359)	(10,508)	(37,225)	(66,117)	(169,840)	(113,866)

Class C5	(81,530)	—	(82,477)	—	(196,095)	—

Class R	(22,718)	(16,046)	(28,778)	(48,885)	(232,419)	(147,451)

Class R5	(500)	—	(11,644)	—	(61,820)	—

Class Y	(4,256)	(966)	(15,755)	(4,275)	(6,875)	(921)

Institutional Class	(565)	(2,670)	(412)	(574)	(622)	(671)

Total distributions from net investment income	(597,924)	(110,864)	(897,249)	(369,795)	(2,703,485)	(1,050,237)

Distributions to shareholders from net realized gains:
Class A	—	—	(12,150)	—	(11,225)	—

Class A5	—	—	(33,703)	—	(13,634)	—

Class B	—	—	(1,341)	—	(1,793)	—

Class C	—	—	(3,344)	—	(2,556)	—

Class C5	—	—	(7,409)	—	(2,947)	—

Class R	—	—	(2,062)	—	(3,153)	—

Class R5	—	—	(834)	—	(839)	—

Class Y	—	—	(935)	—	(84)	—

Institutional Class	—	—	(24)	—	(8)	—

Total distributions from net realized gains	—	—	(61,802)	—	(36,239)	—

Share transactions–net:
Class A	1,011,539	375,412	1,190,838	1,760,063	5,605,517	4,318,764

Class A5	12,381,462	—	16,173,665	—	19,715,798	—

Class B	(87,944)	674	81,232	153,278	735,967	345,555

Class C	577,095	86,467	87,464	683,741	1,654,783	1,028,622

Class C5	2,788,212	—	3,466,954	—	4,245,840	—

Class R	352,058	241,603	26,081	383,070	2,432,162	1,311,881

Class R5	11,866	—	368,472	—	1,237,894	—

Class Y	113,363	6,956	366,288	4,265	93,144	(37,119)

Institutional Class	(39,301)	2,670	4	574	—	671

Net increase in net assets resulting from share transactions	17,108,350	713,782	21,760,998	2,984,991	35,721,105	6,968,374

Net increase in net assets	17,924,807	867,417	23,079,330	3,514,679	39,101,422	8,845,248

Net assets:
Beginning of year	2,488,823	1,621,406	7,984,674	4,469,995	18,061,274	9,216,026

End of year*	$20,413,630	$2,488,823	$31,064,004	$7,984,674	$57,162,696	$18,061,274

* Includes accumulated undistributed net investment income (loss)	$4,281	$757	$4,265	$9,716	$56,053	$45,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36        Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2010 and 2009

	Invesco		Invesco		Invesco
	Balanced-Risk		Balanced-Risk		Balanced-Risk
	Retirement		Retirement		Retirement
	2030 Fund		2040 Fund		2050 Fund
	2010	2009	2010	2009	2010	2009

Operations:
Net investment income	$2,141,154	$893,973	$1,137,199	$436,829	$446,355	$209,734

Net realized gain (loss)	329,268	(153,115)	142,442	187,866	69,559	(133,010)

Change in net unrealized appreciation	2,229,484	2,218,307	1,140,542	940,337	461,757	784,598

Net increase in net assets resulting from operations	4,699,906	2,959,165	2,420,183	1,565,032	977,671	861,322

Distributions to shareholders from net investment income:
Class A	(659,001)	(448,431)	(260,248)	(236,711)	(194,996)	(119,553)

Class A5	(662,396)	—	(191,647)	—	(99,147)	—

Class B	(139,456)	(123,125)	(27,783)	(37,422)	(23,583)	(18,898)

Class C	(148,930)	(111,492)	(50,796)	(64,979)	(33,675)	(22,714)

Class C5	(132,201)	—	(19,815)	—	(27,738)	—

Class R	(317,825)	(206,281)	(89,064)	(93,182)	(88,272)	(46,915)

Class R5	(32,384)	—	(16,286)	—	(7,038)	—

Class Y	(58,151)	(12,478)	(13,347)	(3,951)	(11,328)	(2,654)

Institutional Class	(1,458)	(591)	(413)	(606)	(610)	(1,093)

Total distributions from net investment income	(2,151,802)	(902,398)	(669,399)	(436,851)	(486,387)	(211,827)

Distributions to shareholders from net realized gains:
Class A	—	—	(272,395)	—	—	—

Class A5	—	—	(200,592)	—	—	—

Class B	—	—	(36,831)	—	—	—

Class C	—	—	(66,787)	—	—	—

Class C5	—	—	(26,268)	—	—	—

Class R	—	—	(100,069)	—	—	—

Class R5	—	—	(18,298)	—	—	—

Class Y	—	—	(13,003)	—	—	—

Institutional Class	—	—	(402)	—	—	—

Total distributions from net realized gains	—	—	(734,645)	—	—	—

Share transactions–net:
Class A	4,897,577	4,340,305	3,793,667	2,102,731	967,731	927,000

Class A5	12,571,171	—	5,868,879	—	1,679,911	—

Class B	603,752	682,879	295,691	138,048	32,941	148,211

Class C	1,190,188	951,406	656,752	588,107	187,719	140,674

Class C5	2,791,433	—	705,238	—	309,156	—

Class R	2,466,512	1,897,568	1,581,679	1,206,210	658,476	580,517

Class R5	625,459	—	535,988	—	123,934	—

Class Y	865,643	164,740	305,686	37,270	135,162	(3,226)

Institutional Class	6,092	591	—	606	(11,101)	(14,407)

Net increase in net assets resulting from share transactions	26,017,827	8,037,489	13,743,580	4,072,972	4,083,929	1,778,769

Net increase in net assets	28,565,931	10,094,256	14,759,719	5,201,153	4,575,213	2,428,264

Net assets:
Beginning of year	17,098,557	7,004,301	8,691,201	3,490,048	4,492,748	2,064,484

End of year*	$45,664,488	$17,098,557	$23,450,920	$8,691,201	$9,067,961	$4,492,748

* Includes accumulated undistributed net investment income (loss)	$8,514	$19,162	$479,004	$12,100	$(7,188)	$5,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37        Invesco Balanced-Risk Retirement Funds

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report are Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2010 Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (collectively, the “Funds”). The assets, liabilities and operations of each Fund are accounted for separately. Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class.
  The investment objectives: to provide real return and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement Now Fund; and to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement 2010 Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund.
  Each Fund currently consists of nine different classes of shares: Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class. Class A5, Class C5 and Class R5 shares are closed to new investors. Class A shares and Class A5 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C and Class C5 shares are sold with a CDSC. Class R, Class R5, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  Each Fund is a “fund of funds,” in that it invests in other mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in an underlying fund without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with valuation policy of such fund. The policies of underlying funds affiliated with the funds as a result of having the same investment advisor are set forth below.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market

38        Invesco Balanced-Risk Retirement Funds

quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Invesco Balanced-Risk Retirement Now Fund generally declares and pays dividends, if any, quarterly. Invesco Balanced-Risk Retirement 2010 Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund generally declare and pay dividends, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Funds’ servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

39        Invesco Balanced-Risk Retirement Funds

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Invesco has contractually agreed, through at least April 30, 2012, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares for each Fund as shown in the following table:

	Class A / A5	Class B	Class C / C5	Class R /R5	Class Y	Institutional Class

Invesco Balanced-Risk Retirement Now Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

Invesco Balanced-Risk Retirement 2010 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

Invesco Balanced-Risk Retirement 2020 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

Invesco Balanced-Risk Retirement 2030 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

Invesco Balanced-Risk Retirement 2040 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

Invesco Balanced-Risk Retirement 2050 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

  In addition, effective June 1, 2010, Invesco has contractually agreed, through at least June 30, 2012, to reimburse expenses to the extent necessary to limit operating expenses (excluding certain items discussed below) of Class A5, Class C5, Class R5 and Class Y shares for each Fund as shown in the following table:

	Class A5	Class C5	Class R5	Class Y

Invesco Balanced-Risk Retirement Now Fund	0.47%	1.22%	0.72%	0.22%

Invesco Balanced-Risk Retirement 2010 Fund	0.38%	1.13%	0.63%	0.13%

Invesco Balanced-Risk Retirement 2020 Fund	0.41%	1.16%	0.66%	0.16%

Invesco Balanced-Risk Retirement 2030 Fund	0.29%	1.04%	0.54%	0.04%

Invesco Balanced-Risk Retirement 2040 Fund	0.28%	1.03%	0.53%	0.03%

Invesco Balanced-Risk Retirement 2050 Fund	0.26%	1.01%	0.51%	0.01%

  In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are also excluded in determining such obligations. Unless the Board of the Trustees and Invesco mutually agree to amend or continue each Fund’s fee waiver agreement, it will terminate on April 30, 2012 or June 30, 2012, respectively.
  For the year ended December 31, 2010, Invesco reimbursed the following expenses:

	Fund Level	Class A	Class A5	Class B	Class C	Class C5	Class R	Class R5	Class Y	Inst. Class

Invesco Balanced-Risk Retirement Now Fund	$202,684	$5,958	$5,984	$1,015	$1,703	$1,362	$2,002	$30	$290	$18

Invesco Balanced-Risk Retirement 2010 Fund	208,782	14,639	13,990	1,691	4,062	3,043	3,032	423	800	8

Invesco Balanced-Risk Retirement 2020 Fund	221,188	34,612	15,673	5,827	7,085	3,197	8,796	924	382	9

Invesco Balanced-Risk Retirement 2030 Fund	235,744	28,969	14,483	7,515	7,485	3,261	13,195	931	1,487	20

Invesco Balanced-Risk Retirement 2040 Fund	206,162	25,293	10,117	3,527	6,684	1,198	9,056	879	1,036	9

Invesco Balanced-Risk Retirement 2050 Fund	200,545	13,257	5,087	1,907	2,508	1,455	5,773	399	584	9

  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.

40        Invesco Balanced-Risk Retirement Funds

  For the year ended December 31, 2010, Invesco Ltd. reimbursed expenses of:

Invesco Balanced-Risk Retirement Now Fund	$13

Invesco Balanced-Risk Retirement 2010 Fund	—

Invesco Balanced-Risk Retirement 2020 Fund	—

Invesco Balanced-Risk Retirement 2030 Fund	58

Invesco Balanced-Risk Retirement 2040 Fund	46

Invesco Balanced-Risk Retirement 2050 Fund	—

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class A5, Class B, Class C, Class C5, Class R and Class R5 shares (collectively the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Also, each Fund, pursuant to the Plans, reimburses IDI up to a maximum annual rate of 0.25% of each Fund’s average daily net assets of Class A5 shares, 1.00% of the average daily net assets of each Fund’s Class C5 shares and 0.50% of each Fund’s average daily net assets of Class R5 shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of each Fund. For the year ended December 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A5 shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2010, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A and Class A5 shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End
	Sales Charges		Contingent Deferred Sales Charges
	Class A	Class A5	Class A	Class A5	Class B	Class C	Class C5

Invesco Balanced-Risk Retirement Now Fund	$6,399	$478	$—	$—	$659	$323	$906

Invesco Balanced-Risk Retirement 2010 Fund	2,412	576	—	1	1,010	1,022	2,462

Invesco Balanced-Risk Retirement 2020 Fund	11,991	1,994	12,343	2	3,666	406	884

Invesco Balanced-Risk Retirement 2030 Fund	11,385	1,331	37	322	4,351	354	1,987

Invesco Balanced-Risk Retirement 2040 Fund	8,101	848	—	4,008	1,248	406	622

Invesco Balanced-Risk Retirement 2050 Fund	3,557	361	—	2	2,004	181	1,006

  The underlying Invesco Funds Institutional Class shares pay no distribution fees and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs

41        Invesco Balanced-Risk Retirement Funds

reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Short-term Investments

Fund Name	Level 1	Level 2	Level 3	Total

Invesco Balanced-Risk Retirement Now Fund	$20,344,879	$—	$—	$20,344,879

Invesco Balanced-Risk Retirement 2010 Fund	30,948,982	—	—	30,948,982

Invesco Balanced-Risk Retirement 2020 Fund	57,473,647	—	—	57,473,647

Invesco Balanced-Risk Retirement 2030 Fund	45,710,730	—	—	45,710,730

Invesco Balanced-Risk Retirement 2040 Fund	23,879,139	—	—	23,879,139

Invesco Balanced-Risk Retirement 2050 Fund	9,158,951	—	—	9,158,951

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2010, the Funds received credits from this arrangement, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits

Invesco Balanced-Risk Retirement Now Fund	$—

Invesco Balanced-Risk Retirement 2010 Fund	—

Invesco Balanced-Risk Retirement 2020 Fund	149

Invesco Balanced-Risk Retirement 2030 Fund	151

Invesco Balanced-Risk Retirement 2040 Fund	119

Invesco Balanced-Risk Retirement 2050 Fund	—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.
  During the year ended December 31, 2010, the Funds in aggregate paid legal fees of $15,134 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees as shown below. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

42        Invesco Balanced-Risk Retirement Funds

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010		2009
	Ordinary	Total	Ordinary	Total
	Income	Distributions	Income	Distributions

Invesco Balanced-Risk Retirement Now Fund	$597,924	$597,924	$110,864	$110,864

Invesco Balanced-Risk Retirement 2010 Fund	959,051	959,051	369,795	369,795

Invesco Balanced-Risk Retirement 2020 Fund	2,739,724	2,739,724	1,050,237	1,050,237

Invesco Balanced-Risk Retirement 2030 Fund	2,151,802	2,151,802	902,398	902,398

Invesco Balanced-Risk Retirement 2040 Fund	1,404,044	1,404,044	436,851	436,851

Invesco Balanced-Risk Retirement 2050 Fund	486,387	486,387	211,827	211,827

Tax Components of Net Assets at Period-End:

	Undistributed	Net Unrealized	Temporary		Shares of
	Ordinary	Appreciation —	Book/Tax	Capital Loss	Beneficial	Total
	Income	Investments	Differences	Carryforward	Interest	Net Assets

Invesco Balanced-Risk Retirement Now Fund	$65,269	$490,365	$(7,456)	$—	$19,865,452	$20,413,630

Invesco Balanced-Risk Retirement 2010 Fund	70,144	747,426	(7,613)	—	30,254,047	31,064,004

Invesco Balanced-Risk Retirement 2020 Fund	365,420	2,192,251	(7,770)	—	54,612,795	57,162,696

Invesco Balanced-Risk Retirement 2030 Fund	16,340	1,783,290	(7,826)	(5,157)	43,877,841	45,664,488

Invesco Balanced-Risk Retirement 2040 Fund	487,004	876,691	(8,000)	(498,001)	22,593,226	23,450,920

Invesco Balanced-Risk Retirement 2050 Fund	—	336,334	(7,188)	(121,516)	8,860,331	9,067,961

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation differences are attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Funds are limited to utilizing capital loss carryforward in the fiscal year ending December 31, 2011. The Funds capital loss carryforward amounts utilized in the current period to offset net realized capital gain for federal income tax purposes are as follows:

Capital Loss
Carryforward
Utilized

Invesco Balanced-Risk Retirement Now Fund	$11,086

Invesco Balanced-Risk Retirement 2010 Fund	23,195

Invesco Balanced-Risk Retirement 2020 Fund	62,768

Invesco Balanced-Risk Retirement 2030 Fund	21,730

Invesco Balanced-Risk Retirement 2040 Fund	—

Invesco Balanced-Risk Retirement 2050 Fund	—

  The Funds have a capital loss carryforward as of December 31, 2010 which expires as follows:

	2016	2017	2018	Total

Invesco Balanced-Risk Retirement Now Fund	$—	$—	$—	$—

Invesco Balanced-Risk Retirement 2010 Fund	—	—	—	—

Invesco Balanced-Risk Retirement 2020 Fund	—	—	—	—

Invesco Balanced-Risk Retirement 2030 Fund	5,157	—	—	5,157

Invesco Balanced-Risk Retirement 2040 Fund	—	—	498,001	498,001

Invesco Balanced-Risk Retirement 2050 Fund	13,277	743	107,496	121,516

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

43        Invesco Balanced-Risk Retirement Funds

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

			At December 31, 2010
						Net Unrealized
	For the year ended December 31, 2010*		Federal Tax	Unrealized	Unrealized	Appreciation
	Purchases	Sales	Cost**	Appreciation	(Depreciation)	(Depreciation)

Invesco Balanced-Risk Retirement Now Fund	$15,392,154	$5,361,822	$19,854,514	$490,365	$—	$490,365

Invesco Balanced-Risk Retirement 2010 Fund	25,982,418	13,724,539	30,201,556	747,426	—	747,426

Invesco Balanced-Risk Retirement 2020 Fund	57,468,856	22,639,836	55,281,396	2,192,251	—	2,192,251

Invesco Balanced-Risk Retirement 2030 Fund	35,803,330	9,753,387	43,927,440	1,783,290	—	1,783,290

Invesco Balanced-Risk Retirement 2040 Fund	17,856,769	4,277,790	23,002,448	876,691	—	876,691

Invesco Balanced-Risk Retirement 2050 Fund	6,026,566	1,862,346	8,822,617	336,334	—	336,334

*	Excludes U.S. Treasury obligations and money market funds, if any.

**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on December 31, 2010. These reclassifications had no effect on the net assets of each Fund.

Undistributed
	Undistributed Net	Net Realized	Shares of
	Investment Income (Loss)	Gain (Loss)	Beneficial Interest

Invesco Balanced-Risk Retirement Now Fund	$—	$—	$—

Invesco Balanced-Risk Retirement 2010 Fund	—	—	—

Invesco Balanced-Risk Retirement 2020 Fund	—	—	—

Invesco Balanced-Risk Retirement 2030 Fund	—	—	—

Invesco Balanced-Risk Retirement 2040 Fund	(896)	896	—

Invesco Balanced-Risk Retirement 2050 Fund	27,844	—	(27,844)

44        Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information

Invesco Balanced-Risk Retirement Now Fund

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	209,797	$1,778,431	96,127	$771,436

Class A5(b)	21,678	181,244	—	—

Class B	18,554	154,568	8,750	66,018

Class C	92,388	781,531	10,370	84,172

Class C5(b)	9,447	82,743	—	—

Class R	84,573	720,886	38,543	305,148

Class R5(b)	170	1,580	—	—

Class Y	—	—	824	6,000

Issued as reinvestment of dividends:
Class A	8,346	70,575	6,696	53,647

Class A5(b)	40,538	343,356	—	—

Class B	956	8,060	2,164	17,373

Class C	2,643	22,299	1,220	9,822

Class C5(b)	9,322	78,772	—	—

Class R	2,640	22,339	1,988	16,046

Class R5(b)	12	100	—	—

Class Y	35	379	121	966

Institutional Class	21	199	334	2,670

Issued in connection with acquisitions:(c)
Class A5	2,182,417	18,157,649	—	—

Class C5	440,320	3,659,070	—	—

Class R5	14,029	116,725	—	—

Class Y	15,229	126,705	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	22,765	190,590	2,109	17,122

Class B	(22,746)	(190,590)	(2,109)	(17,122)

Reacquired:
Class A	(120,972)	(1,028,057)	(59,094)	(466,793)

Class A5(b)	(738,117)	(6,300,787)	—	—

Class B	(6,918)	(59,982)	(8,904)	(65,595)

Class C	(26,516)	(226,735)	(933)	(7,527)

Class C5(b)	(119,704)	(1,032,373)	—	—

Class R	(44,844)	(391,167)	(9,559)	(79,591)

Class R5(b)	(12,232)	(106,539)	—	—

Class Y	(1,578)	(13,721)	(1)	(10)

Institutional Class	(4,530)	(39,500)	—	—

Net increase in share activity	2,077,723	$17,108,350	88,646	$713,782

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the open of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen In Retirement Strategy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010, and by the shareholders of Van Kampen In Retirement Strategy Fund on May 11, 2010. The acquisition was accomplished by a taxable exchange of 2,651,995 shares of the Fund for 1,941,690 shares outstanding of Van Kampen In Retirement Strategy Fund as of the close of business on May 28, 2010. Class A, Class C, Class R and Institutional Class shares of Van Kampen In Retirement Strategy Fund were exchanged for Class A5, Class C5, Class R5 and Class Y shares of the Fund, respectively, based on the relative net asset value of Van Kampen In Retirement Strategy Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen In Retirement Strategy Fund’s net assets at that date of $22,060,149 were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $3,187,794. The net assets of the Fund immediately following the acquisition were $25,247,943.

45        Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2010 Fund

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	352,223	$3,073,091	353,921	$2,872,368

Class A5(b)	74,151	648,177	—	—

Class B	39,362	339,398	38,298	319,424

Class C	68,098	589,084	128,325	1,030,783

Class C5(b)	21,750	192,989	—	—

Class R	53,137	461,739	63,294	507,008

Class R5(b)	11,622	103,369	—	—

Class Y	965	8,602	—	—

Institutional Class	—	4	—	—

Issued as reinvestment of dividends:
Class A	22,019	192,002	25,930	219,367

Class A5(b)	62,001	540,655	—	—

Class B	1,824	15,849	3,011	25,354

Class C	4,478	38,916	7,332	61,736

Class C5(b)	10,309	89,691	—	—

Class R	3,497	30,456	5,785	48,885

Class R5(b)	1,374	11,979	—	—

Class Y	866	7,563	504	4,275

Institutional Class	—	—	68	574

Issued in connection with acquisitions:(c)
Class A5	3,767,409	32,399,672	—	—

Class C5	643,570	5,489,638	—	—

Class R5	97,825	839,338	—	—

Class Y	41,802	360,338	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	12,540	109,875	6,231	50,401

Class B	(12,614)	(109,875)	(6,271)	(50,401)

Reacquired:
Class A	(248,037)	(2,184,130)	(167,742)	(1,382,073)

Class A5(b)	(1,993,691)	(17,414,839)	—	—

Class B	(19,043)	(164,140)	(18,684)	(141,099)

Class C	(62,482)	(540,536)	(55,279)	(408,778)

Class C5(b)	(262,048)	(2,305,364)	—	—

Class R	(51,952)	(466,114)	(21,467)	(172,823)

Class R5(b)	(65,848)	(586,214)	—	—

Class Y	(1,146)	(10,215)	(1)	(10)

Net increase in share activity	2,573,961	$21,760,998	363,255	$2,984,991

(a)	There is an entity that is record owner of more than 5% of the outstanding shares of the Fund and owns 35% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the open of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen Retirement 2010 Strategy Fund and Van Kampen Retirement 2015 Strategy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010, and by the shareholders of Van Kampen Retirement 2010 Strategy Fund and Van Kampen Retirement 2015 Strategy Fund on May 11, 2010. The acquisition was accomplished by a taxable exchange of 4,550,606 shares of the Fund for 1,310,636 and 2,063,548 shares outstanding of Van Kampen Retirement 2010 Strategy Fund and Van Kampen Retirement 2015 Strategy Fund, respectively, as of the close of business on May 28, 2010. Class A, Class C, Class R and Institutional Class shares of Van Kampen Retirement 2010 Strategy Fund and Van Kampen Retirement 2015 Strategy Fund were exchanged for Class A5, Class C5, Class R5 and Class Y shares of the Fund, respectively, based on the relative net asset value of Van Kampen Retirement 2010 Strategy Fund and Van Kampen Retirement 2015 Strategy Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen Retirement 2010 Strategy Fund’s and Van Kampen Retirement 2015 Strategy Fund’s net assets at that date of $15,220,927 and $23,868,059, respectively, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $9,166,897. The net assets of the Fund immediately following the acquisition were $48,255,883.

46        Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	1,032,968	$8,558,636	960,164	$7,062,759

Class A5(b)	200,277	1,694,721	—	—

Class B	144,101	1,180,893	87,863	636,071

Class C	248,473	2,061,134	169,178	1,201,702

Class C5(b)	24,454	202,416	—	—

Class R	325,373	2,722,482	245,907	1,834,664

Class R5(b)	69,638	583,495	—	—

Class Y	1,642	14,506	163	1,222

Issued as reinvestment of dividends:
Class A	101,336	849,286	84,034	666,392

Class A5(b)	123,855	1,037,908	—	—

Class B	14,341	119,174	13,958	109,850

Class C	20,389	169,033	14,174	111,412

Class C5(b)	23,726	196,688	—	—

Class R	28,212	235,572	18,641	147,450

Class R5(b)	7,380	61,622	—	—

Class Y	618	5,182	116	921

Institutional Class	—	—	85	671

Issued in connection with acquisitions:(c)
Class A5	4,807,306	39,227,629	—	—

Class C5	705,602	5,687,165	—	—

Class R5	152,882	1,242,930	—	—

Class Y	40,024	326,993	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	28,765	239,609	20,930	155,265

Class B	(29,014)	(239,609)	(21,109)	(155,265)

Reacquired:
Class A	(495,707)	(4,042,014)	(490,088)	(3,565,652)

Class A5(b)	(2,663,556)	(22,244,460)	—	—

Class B	(40,507)	(324,491)	(35,689)	(245,101)

Class C	(70,007)	(575,384)	(38,100)	(284,492)

Class C5(b)	(217,852)	(1,840,429)	—	—

Class R	(62,558)	(525,892)	(85,611)	(670,233)

Class R5(b)	(74,374)	(650,153)	—	—

Class Y	(28,747)	(253,537)	(5,591)	(39,262)

Net increase in share activity	4,419,040	$35,721,105	939,025	$6,968,374

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the open of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen Retirement 2020 Strategy Fund and Van Kampen Retirement 2025 Strategy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010, and by the shareholders of Van Kampen Retirement 2020 Strategy Fund and Van Kampen Retirement 2025 Strategy Fund on May 11, 2010. The acquisition was accomplished by a taxable exchange of 5,705,814 shares of the Fund for 2,204,375 and 1,749,519 shares outstanding of Van Kampen Retirement 2020 Strategy Fund and Van Kampen Retirement 2025 Strategy Fund, respectively, as of the close of business on May 28, 2010. Class A, Class C, Class R and Institutional Class shares of Van Kampen Retirement 2020 Strategy Fund and Van Kampen Retirement 2025 Strategy Fund were exchanged for Class A5, Class C5, Class R5 and Class Y shares of the Fund, respectively, based on the relative net asset value of Van Kampen Retirement 2020 Strategy Fund and Van Kampen Retirement 2025 Strategy Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen Retirement 2020 Strategy Fund’s and Van Kampen Retirement 2025 Strategy Fund’s net assets at that date of $26,045,099 and $20,439,618, respectively, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $22,931,466. The net assets of the Fund immediately following the acquisition were $69,416,183.

47        Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	775,699	$6,156,120	744,792	$5,196,741

Class A5(b)	116,246	947,397	—	—

Class B	133,364	1,044,948	154,612	1,003,961

Class C	228,133	1,791,386	177,483	1,231,849

Class C5(b)	52,173	408,093	—	—

Class R	357,815	2,866,204	347,498	2,352,592

Class R5(b)	26,137	210,960	—	—

Class Y	91,080	750,293	20,034	156,082

Institutional Class	1,966	15,623	—	—

Issued as reinvestment of dividends:
Class A	81,188	646,256	59,237	447,239

Class A5(b)	81,330	647,386	—	—

Class B	17,594	139,168	16,361	122,705

Class C	18,618	147,082	14,521	108,907

Class C5(b)	16,733	132,190	—	—

Class R	40,079	317,825	27,431	206,281

Class R5(b)	3,992	31,614	—	—

Class Y	5,492	43,774	1,650	12,478

Institutional Class	107	854	78	591

Issued in connection with acquisitions:(c)
Class A5	2,703,518	20,952,288	—	—

Class C5	467,563	3,586,211	—	—

Class R5	129,511	998,529	—	—

Class Y	31,266	242,933	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	28,521	224,987	20,848	138,694

Class B	(27,980)	(224,987)	(20,972)	(138,694)

Reacquired:
Class A	(268,143)	(2,129,786)	(212,272)	(1,442,369)

Class A5(b)	(1,256,460)	(9,975,900)	—	—

Class B	(45,870)	(355,377)	(48,317)	(305,093)

Class C	(94,274)	(748,280)	(53,496)	(389,350)

Class C5(b)	(166,341)	(1,335,061)	—	—

Class R	(91,188)	(717,517)	(97,363)	(661,305)

Class R5(b)	(73,763)	(615,644)	—	—

Class Y	(20,561)	(171,357)	(543)	(3,820)

Institutional Class	(1,289)	(10,385)	—	—

Net increase in share activity	3,362,256	$26,017,827	1,151,582	$8,037,489

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the open of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen Retirement 2030 Strategy Fund and Van Kampen Retirement 2035 Strategy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010, and by the shareholders of Van Kampen Retirement 2030 Strategy Fund and Van Kampen Retirement 2035 Strategy Fund on May 11, 2010. The acquisition was accomplished by a taxable exchange of 3,331,858 shares of the Fund for 1,418,830 and 723,480 shares outstanding of Van Kampen Retirement 2030 Strategy Fund and Van Kampen Retirement 2035 Strategy Fund, respectively, as of the close of business on May 28, 2010. Class A, Class C, Class R and Institutional Class shares of Van Kampen Retirement 2030 Strategy Fund and Van Kampen Retirement 2035 Strategy Fund were exchanged for Class A5, Class C5, Class R5 and Class Y shares of the Fund, respectively, based on the relative net asset value of Van Kampen Retirement 2030 Strategy Fund and Van Kampen Retirement 2035 Strategy Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen Retirement 2030 Strategy Fund’s and Van Kampen Retirement 2035 Strategy Fund’s net assets at that date of $16,916,450 and $8,863,511, respectively, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $21,086,971. The net assets of the Fund immediately following the acquisition were $46,866,932.

48        Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	543,423	$4,196,661	436,623	$2,910,303

Class A5(b)	61,564	479,272	—	—

Class B	47,462	364,200	44,606	281,940

Class C	118,180	895,888	103,071	652,835

Class C5(b)	18,095	139,341	—	—

Class R	251,769	1,944,451	216,334	1,449,064

Class R5(b)	15,279	119,996	—	—

Class Y	7,643	59,557	7,517	46,546

Issued as reinvestment of dividends:
Class A	69,358	528,503	32,236	236,293

Class A5(b)	51,307	390,958	—	—

Class B	8,390	63,514	5,140	37,422

Class C	15,532	117,406	8,903	64,818

Class C5(b)	6,104	46,083	—	—

Class R	24,919	189,133	12,747	93,182

Class R5(b)	4,377	33,219	—	—

Class Y	1,017	7,764	539	3,951

Institutional Class	—	—	83	606

Issued in connection with acquisitions:(c)
Class A5	1,253,825	9,428,773	—	—

Class C5	118,905	884,654	—	—

Class R5	91,536	685,610	—	—

Class Y	39,694	299,292	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	6,835	52,795	8,720	57,665

Class B	(6,900)	(52,795)	(8,784)	(57,665)

Reacquired:
Class A	(125,447)	(984,292)	(165,552)	(1,101,530)

Class A5(b)	(569,202)	(4,430,124)	—	—

Class B	(10,457)	(79,228)	(21,397)	(123,649)

Class C	(46,890)	(356,542)	(20,816)	(129,546)

Class C5(b)	(46,401)	(364,840)	—	—

Class R	(72,070)	(551,905)	(49,451)	(336,036)

Class R5(b)	(37,770)	(302,837)	—	—

Class Y	(7,578)	(60,927)	(1,711)	(13,227)

Net increase in share activity	1,832,499	$13,743,580	608,808	$4,072,972

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the open of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen Retirement 2040 Strategy Fund and Van Kampen Retirement 2045 Strategy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010, and by the shareholders of Van Kampen Retirement 2040 Strategy Fund and Van Kampen Retirement 2045 Strategy Fund on May 11, 2010. The acquisition was accomplished by a taxable exchange of 1,503,960 shares of the Fund for 637,510 and 260,320 shares outstanding of Van Kampen Retirement 2040 Strategy Fund and Van Kampen Retirement 2045 Strategy Fund, respectively, as of the close of business on May 28, 2010. Class A, Class C, Class R and Institutional Class shares of Van Kampen Retirement 2040 Strategy Fund and Van Kampen Retirement 2045 Strategy Fund were exchanged for Class A5, Class C5, Class R5 and Class Y shares of the Fund, respectively, based on the relative net asset value of Van Kampen Retirement 2040 Strategy Fund and Van Kampen Retirement 2045 Strategy Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen Retirement 2040 Strategy Fund’s and Van Kampen Retirement 2045 Strategy Fund’s net assets at that date of $8,119,029 and $3,179,300, respectively, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $11,445,503. The net assets of the Fund immediately following the acquisition were $22,743,832.

49        Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	193,792	$1,449,800	194,631	$1,224,163

Class A5(b)	28,297	216,605	—	—

Class B	18,513	138,110	30,202	185,138

Class C	57,907	427,468	55,841	345,497

Class C5(b)	4,932	36,520	—	—

Class R	105,046	780,778	96,031	621,498

Class R5(b)	7,504	57,588	—	—

Class Y	1,041	7,784	3,936	26,004

Issued as reinvestment of dividends:
Class A	25,810	192,288	16,770	119,070

Class A5(b)	13,213	98,432	—	—

Class B	2,990	22,098	2,681	18,898

Class C	4,187	30,986	3,217	22,714

Class C5(b)	3,748	27,738	—	—

Class R	11,897	88,272	6,626	46,915

Class R5(b)	832	6,185	—	—

Class Y	398	2,962	374	2,654

Institutional Class	—	—	153	1,093

Issued in connection with acquisitions:(c)
Class A5	357,160	2,603,702	—	—

Class C5	78,711	568,290	—	—

Class R5	24,953	181,160	—	—

Class Y	17,070	124,613	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	2,106	15,596	4,183	27,966

Class B	(2,127)	(15,596)	(4,224)	(27,966)

Reacquired:
Class A	(92,077)	(689,953)	(73,056)	(444,199)

Class A5(b)	(163,363)	(1,238,828)	—	—

Class B	(15,570)	(111,671)	(4,390)	(27,859)

Class C	(37,046)	(270,735)	(33,673)	(227,537)

Class C5(b)	(43,120)	(323,392)	—	—

Class R	(28,235)	(210,574)	(13,413)	(87,896)

Class R5(b)	(15,481)	(120,999)	—	—

Class Y	(25)	(197)	(4,338)	(31,884)

Institutional Class	(1,599)	(11,101)	(2,636)	(15,500)

Net increase in share activity	561,464	$4,083,929	278,915	$1,778,769

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the open of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen Retirement 2050 Strategy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010, and by the shareholders of Van Kampen Retirement 2050 Strategy Fund on May 11, 2010. The acquisition was accomplished by a taxable exchange of 477,894 shares of the Fund for 280,418 shares outstanding of Van Kampen Retirement 2050 Strategy Fund as of the close of business on May 28, 2010. Class A, Class C, Class R and Institutional Class shares of Van Kampen Retirement 2050 Strategy Fund were exchanged for Class A5, Class C5, Class R5 and Class Y shares of the Fund, respectively, based on the relative net asset value of Van Kampen Retirement 2050 Strategy Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen Retirement 2050 Strategy Fund’s net assets at that date of $3,477,765 were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $5,218,517. The net assets of the Fund immediately following the acquisition were $8,696,282.

50        Invesco Balanced-Risk Retirement Funds

NOTE 11—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the ‘Agreement‘) pursuant to which the Invesco Balanced-Risk Retirement 2010 Fund (the ‘Target Fund‘) will transfer all of its assets and liabilities to the Invesco Balanced-Risk Retirement Now Fund (the ‘Acquiring Fund‘) in exchange for shares of the Acquiring Fund. The Agreement does not require approval of the Target Fund’s shareholders and, therefore, during the second quarter of 2011, your shares of the Target Fund will be converted automatically at their net asset value into shares of the corresponding class of the Acquiring Fund.

51        Invesco Balanced-Risk Retirement Funds

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Balanced-Risk Retirement Now Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					assets with		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/10	$8.23	$0.37	$0.26	$0.63	$(0.28)	$—	$(0.28)	$8.58	7.74%	$2,488	0.25	%(e)	3.45	%(e)	4.35	%(e)	67%
Year ended 12/31/09	7.59	0.47	0.61	1.08	(0.44)	—	(0.44)	8.23	14.53	1,399	0.27		10.47		5.93		155
Year ended 12/31/08	9.78	0.43	(2.08)	(1.65)	(0.51)	(0.03)	(0.54)	7.59	(17.45)	942	0.31		11.88		4.89		36
Year ended 12/31/07(f)	10.02	0.41	(0.07)	0.34	(0.54)	(0.04)	(0.58)	9.78	3.47	807	0.41	(g)	28.75	(g)	4.41	(g)	27

Class A5
Year ended 12/31/10(f)	8.30	0.22	0.32	0.54	(0.26)	—	(0.26)	8.58	6.53	12,929	0.25	(e)(g)	1.24	(e)(g)	4.35	(e)(g)	67

Class B
Year ended 12/31/10	8.24	0.30	0.27	0.57	(0.25)	—	(0.25)	8.56	6.95	301	1.00	(e)	4.20	(e)	3.60	(e)	67
Year ended 12/31/09	7.60	0.41	0.61	1.02	(0.38)	—	(0.38)	8.24	13.66	374	1.02		11.22		5.18		155
Year ended 12/31/08	9.79	0.37	(2.09)	(1.72)	(0.44)	(0.03)	(0.47)	7.60	(18.05)	346	1.06		12.63		4.14		36
Year ended 12/31/07(f)	10.02	0.34	(0.06)	0.28	(0.47)	(0.04)	(0.51)	9.79	2.79	309	1.16	(g)	29.50	(g)	3.66	(g)	27

Class C
Year ended 12/31/10	8.23	0.31	0.27	0.58	(0.25)	—	(0.25)	8.56	7.08	874	1.00	(e)	4.20	(e)	3.60	(e)	67
Year ended 12/31/09	7.59	0.41	0.61	1.02	(0.38)	—	(0.38)	8.23	13.67	277	1.02		11.22		5.18		155
Year ended 12/31/08	9.79	0.36	(2.09)	(1.73)	(0.44)	(0.03)	(0.47)	7.59	(18.15)	174	1.06		12.63		4.14		36
Year ended 12/31/07(f)	10.02	0.34	(0.06)	0.28	(0.47)	(0.04)	(0.51)	9.79	2.79	75	1.16	(g)	29.50	(g)	3.66	(g)	27

Class C5
Year ended 12/31/10(f)	8.30	0.18	0.32	0.50	(0.24)	—	(0.24)	8.56	6.08	2,905	1.00	(e)(g)	1.99	(e)(g)	3.60	(e)(g)	67

Class R
Year ended 12/31/10	8.24	0.35	0.26	0.61	(0.27)	—	(0.27)	8.58	7.47	750	0.50	(e)	3.70	(e)	4.10	(e)	67
Year ended 12/31/09	7.59	0.45	0.62	1.07	(0.42)	—	(0.42)	8.24	14.38	371	0.52		10.72		5.68		155
Year ended 12/31/08	9.78	0.40	(2.07)	(1.67)	(0.49)	(0.03)	(0.52)	7.59	(17.66)	107	0.56		12.13		4.64		36
Year ended 12/31/07(f)	10.02	0.39	(0.07)	0.32	(0.52)	(0.04)	(0.56)	9.78	3.21	53	0.66	(g)	29.00	(g)	4.16	(g)	27

Class R5
Year ended 12/31/10(f)	8.31	0.20	0.32	0.52	(0.25)	—	(0.25)	8.58	6.34	17	0.50	(e)(g)	1.49	(e)(g)	4.10	(e)(g)	67

Class Y
Year ended 12/31/10	8.23	0.39	0.27	0.66	(0.29)	—	(0.29)	8.60	8.13	136	—(e	)	3.20	(e)	4.60	(e)	67
Year ended 12/31/09	7.59	0.49	0.61	1.10	(0.46)	—	(0.46)	8.23	14.82	18	0.02		10.22		6.18		155
Year ended 12/31/08(f)	8.30	0.10	(0.67)	(0.57)	(0.14)	—	(0.14)	7.59	(6.86)	9	0.02	(g)	19.09	(g)	5.18	(g)	36

Institutional Class
Year ended 12/31/10	8.23	0.39	0.26	0.65	(0.29)	—	(0.29)	8.59	8.00	13	—(e	)	2.93	(e)	4.60	(e)	67
Year ended 12/31/09	7.59	0.49	0.61	1.10	(0.46)	—	(0.46)	8.23	14.82	49	0.02		9.92		6.18		155
Year ended 12/31/08	9.78	0.46	(2.09)	(1.63)	(0.53)	(0.03)	(0.56)	7.59	(17.23)	43	0.06		11.41		5.14		36
Year ended 12/31/07(f)	10.02	0.43	(0.07)	0.36	(0.56)	(0.04)	(0.60)	9.78	3.74	52	0.16	(g)	28.35	(g)	4.66	(g)	27

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.55%, 0.63%, 0.65% and 0.68% for the years ended December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,915, $8,762, $326, $548, $1,994, $644, $44, $93 and $40 for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class A5, Class C5 and Class R5 shares.
(g)	Annualized.

52        Invesco Balanced-Risk Retirement Funds

NOTE 12—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2010 Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					assets with		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/10	$8.49	$0.33	$0.32	$0.65	$(0.28)	$(0.02)	$(0.30)	$8.84	7.67%	$6,156	0.25	%(e)	1.78	%(e)	3.82	%(e)	103%
Year ended 12/31/09	7.72	0.52	0.68	1.20	(0.43)	—	(0.43)	8.49	15.58	4,731	0.28		3.92		6.35		182
Year ended 12/31/08	10.02	0.45	(2.37)	(1.92)	(0.35)	(0.03)	(0.38)	7.72	(19.11)	2,620	0.33		5.46		4.99		37
Year ended 12/31/07(f)	10.02	0.43	(0.07)	0.36	(0.34)	(0.02)	(0.36)	10.02	3.65	1,645	0.42	(g)	16.42	(g)	4.50	(g)	15

Class A5
Year ended 12/31/10(f)	8.58	0.20	0.36	0.56	(0.28)	(0.02)	(0.30)	8.84	6.54	16,883	0.25	(e)(g)	0.97	(e)(g)	3.82	(e)(g)	103

Class B
Year ended 12/31/10	8.44	0.27	0.31	0.58	(0.20)	(0.02)	(0.22)	8.80	6.90	697	1.00	(e)	2.53	(e)	3.07	(e)	103
Year ended 12/31/09	7.70	0.45	0.68	1.13	(0.39)	—	(0.39)	8.44	14.64	588	1.03		4.67		5.60		182
Year ended 12/31/08	9.99	0.39	(2.36)	(1.97)	(0.29)	(0.03)	(0.32)	7.70	(19.66)	411	1.08		6.21		4.24		37
Year ended 12/31/07(f)	10.02	0.35	(0.06)	0.29	(0.30)	(0.02)	(0.32)	9.99	2.92	340	1.17	(g)	17.17	(g)	3.75	(g)	15

Class C
Year ended 12/31/10	8.44	0.27	0.32	0.59	(0.20)	(0.02)	(0.22)	8.81	7.02	1,658	1.00	(e)	2.53	(e)	3.07	(e)	103
Year ended 12/31/09	7.71	0.46	0.66	1.12	(0.39)	—	(0.39)	8.44	14.49	1,504	1.03		4.67		5.60		182
Year ended 12/31/08	10.00	0.39	(2.36)	(1.97)	(0.29)	(0.03)	(0.32)	7.71	(19.64)	753	1.08		6.21		4.24		37
Year ended 12/31/07(f)	10.02	0.35	(0.05)	0.30	(0.30)	(0.02)	(0.32)	10.00	3.02	431	1.17	(g)	17.17	(g)	3.75	(g)	15

Class C5
Year ended 12/31/10(f)	8.52	0.16	0.35	0.51	(0.20)	(0.02)	(0.22)	8.81	6.01	3,645	1.00	(e)(g)	1.72	(e)(g)	3.07	(e)(g)	103

Class R
Year ended 12/31/10	8.47	0.31	0.32	0.63	(0.25)	(0.02)	(0.27)	8.83	7.49	1,150	0.50	(e)	2.03	(e)	3.57	(e)	103
Year ended 12/31/09	7.72	0.50	0.67	1.17	(0.42)	—	(0.42)	8.47	15.11	1,064	0.53		4.17		6.10		182
Year ended 12/31/08	10.01	0.43	(2.36)	(1.93)	(0.33)	(0.03)	(0.36)	7.72	(19.20)	602	0.58		5.71		4.74		37
Year ended 12/31/07(f)	10.02	0.40	(0.06)	0.34	(0.33)	(0.02)	(0.35)	10.01	3.41	119	0.67	(g)	16.67	(g)	4.25	(g)	15

Class R5
Year ended 12/31/10(f)	8.56	0.18	0.36	0.54	(0.25)	(0.02)	(0.27)	8.83	6.36	397	0.50	(e)(g)	1.22	(e)(g)	3.57	(e)(g)	103

Class Y
Year ended 12/31/10	8.49	0.36	0.32	0.68	(0.30)	(0.02)	(0.32)	8.85	8.10	465	—(e	)	1.53	(e)	4.07	(e)	103
Year ended 12/31/09	7.73	0.54	0.67	1.21	(0.45)	—	(0.45)	8.49	15.64	85	0.03		3.67		6.60		182
Year ended 12/31/08(f)	8.79	0.10	(0.77)	(0.67)	(0.36)	(0.03)	(0.39)	7.73	(7.62)	74	0.04	(g)	8.26	(g)	5.28	(g)	37

Institutional Class
Year ended 12/31/10	8.51	0.36	0.31	0.67	(0.30)	(0.02)	(0.32)	8.86	7.96	12	—(e	)	1.34	(e)	4.07	(e)	103
Year ended 12/31/09	7.74	0.54	0.68	1.22	(0.45)	—	(0.45)	8.51	15.75	11	0.04		3.45		6.59		182
Year ended 12/31/08	10.03	0.50	(2.39)	(1.89)	(0.37)	(0.03)	(0.40)	7.74	(18.82)	10	0.08		5.02		5.24		37
Year ended 12/31/07(f)	10.02	0.45	(0.07)	0.38	(0.35)	(0.02)	(0.37)	10.03	3.87	52	0.17	(g)	16.02	(g)	4.75	(g)	15

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.55%, 0.66%, 0.69% and 0.70% for the years ended December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $5,595, $12,109, $646, $1,552, $2,634, $1,159, $366, $306 and $12 for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class A5, Class C5 and Class R5 shares.
(g)	Annualized.

53        Invesco Balanced-Risk Retirement Funds

NOTE 12—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					assets with		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/10	$7.97	$0.55	$0.49	$1.04	$(0.44)	$(0.01)	$(0.45)	$8.56	13.11%	$17,933	0.25	%(e)	1.13	%(e)	6.61	%(e)	57%
Year ended 12/31/09	6.93	0.62	0.94	1.56	(0.52)	—	(0.52)	7.97	22.49	11,371	0.30		2.08		8.23		185
Year ended 12/31/08	9.96	0.39	(3.13)	(2.74)	(0.25)	(0.04)	(0.29)	6.93	(27.53)	5,899	0.38		3.48		4.54		30
Year ended 12/31/07(f)	10.02	0.41	(0.17)	0.24	(0.25)	(0.05)	(0.30)	9.96	2.38	2,711	0.50	(g)	10.04	(g)	4.33	(g)	37

Class A5
Year ended 12/31/10(f)	8.14	0.33	0.54	0.87	(0.44)	(0.01)	(0.45)	8.56	10.75	21,136	0.25	(e)(g)	0.73	(e)(g)	6.61	(e)(g)	57

Class B
Year ended 12/31/10	7.91	0.49	0.48	0.97	(0.38)	(0.01)	(0.39)	8.49	12.30	2,899	1.00	(e)	1.88	(e)	5.86	(e)	57
Year ended 12/31/09	6.90	0.56	0.92	1.48	(0.47)	—	(0.47)	7.91	21.45	1,997	1.05		2.83		7.48		185
Year ended 12/31/08	9.92	0.32	(3.10)	(2.78)	(0.20)	(0.04)	(0.24)	6.90	(28.01)	1,431	1.13		4.23		3.79		30
Year ended 12/31/07(f)	10.02	0.34	(0.17)	0.17	(0.22)	(0.05)	(0.27)	9.92	1.68	940	1.25	(g)	10.79	(g)	3.58	(g)	37

Class C
Year ended 12/31/10	7.90	0.49	0.47	0.96	(0.38)	(0.01)	(0.39)	8.47	12.19	3,966	1.00	(e)	1.88	(e)	5.86	(e)	57
Year ended 12/31/09	6.88	0.56	0.93	1.49	(0.47)	—	(0.47)	7.90	21.66	2,125	1.05		2.83		7.48		185
Year ended 12/31/08	9.92	0.32	(3.12)	(2.80)	(0.20)	(0.04)	(0.24)	6.88	(28.21)	852	1.13		4.23		3.79		30
Year ended 12/31/07(f)	10.02	0.34	(0.17)	0.17	(0.22)	(0.05)	(0.27)	9.92	1.68	593	1.25	(g)	10.79	(g)	3.58	(g)	37

Class C5
Year ended 12/31/10(f)	8.04	0.29	0.54	0.83	(0.38)	(0.01)	(0.39)	8.48	10.37	4,543	1.00	(e)(g)	1.48	(e)(g)	5.86	(e)(g)	57

Class R
Year ended 12/31/10	7.95	0.53	0.49	1.02	(0.42)	(0.01)	(0.43)	8.54	12.90	5,214	0.50	(e)	1.38	(e)	6.36	(e)	57
Year ended 12/31/09	6.92	0.61	0.92	1.53	(0.50)	—	(0.50)	7.95	22.15	2,542	0.55		2.33		7.98		185
Year ended 12/31/08	9.95	0.38	(3.14)	(2.76)	(0.23)	(0.04)	(0.27)	6.92	(27.72)	974	0.63		3.73		4.29		30
Year ended 12/31/07(f)	10.02	0.38	(0.16)	0.22	(0.24)	(0.05)	(0.29)	9.95	2.19	679	0.75	(g)	10.29	(g)	4.08	(g)	37

Class R5
Year ended 12/31/10(f)	8.11	0.32	0.54	0.86	(0.42)	(0.01)	(0.43)	8.54	10.67	1,328	0.50	(e)(g)	0.98	(e)(g)	6.36	(e)(g)	57

Class Y
Year ended 12/31/10	7.97	0.58	0.49	1.07	(0.46)	(0.01)	(0.47)	8.57	13.52	133	—(e	)	0.88	(e)	6.86	(e)	57
Year ended 12/31/09	6.93	0.63	0.94	1.57	(0.53)	—	(0.53)	7.97	22.70	16	0.05		1.83		8.48		185
Year ended 12/31/08(f)	8.21	0.08	(1.07)	(0.99)	(0.25)	(0.04)	(0.29)	6.93	(12.03)	50	0.08	(g)	4.83	(g)	4.84	(g)	30

Institutional Class
Year ended 12/31/10	8.00	0.58	0.49	1.07	(0.46)	(0.01)	(0.47)	8.60	13.47	12	—(e	)	0.72	(e)	6.86	(e)	57
Year ended 12/31/09	6.95	0.64	0.94	1.58	(0.53)	—	(0.53)	8.00	22.79	11	0.07		1.68		8.46		185
Year ended 12/31/08	9.99	0.42	(3.16)	(2.74)	(0.26)	(0.04)	(0.30)	6.95	(27.41)	9	0.13		2.98		4.79		30
Year ended 12/31/07(f)	10.02	0.43	(0.15)	0.28	(0.26)	(0.05)	(0.31)	9.99	2.80	12	0.25	(g)	9.67	(g)	4.58	(g)	37

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.79%, 0.74%, 0.74% and 0.78% for the years ended December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $14,416, $14,693, $2,427, $2,951, $2,997, $3,663, $866, $159 and $11 for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class A5, Class C5 and Class R5 shares.
(g)	Annualized.

54        Invesco Balanced-Risk Retirement Funds

NOTE 12—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					assets with		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/10	$7.58	$0.53	$0.45	$0.98	$(0.42)	$—	$(0.42)	$8.14	13.06%	$13,983	0.25	%(e)	1.32	%(e)	6.63	%(e)	32%
Year ended 12/31/09	6.33	0.57	1.12	1.69	(0.44)	—	(0.44)	7.58	26.76	8,346	0.33		2.40		8.05		201
Year ended 12/31/08	9.89	0.29	(3.62)	(3.33)	(0.18)	(0.05)	(0.23)	6.33	(33.64)	3,088	0.40		4.07		3.50		17
Year ended 12/31/07(f)	10.02	0.34	(0.14)	0.20	(0.28)	(0.05)	(0.33)	9.89	2.00	1,577	0.50	(g)	13.53	(g)	3.60	(g)	31

Class A5
Year ended 12/31/10(f)	7.73	0.32	0.51	0.83	(0.42)	—	(0.42)	8.14	10.86	13,388	0.25	(e)(g)	0.92	(e)(g)	6.63	(e)(g)	32

Class B
Year ended 12/31/10	7.54	0.46	0.44	0.90	(0.36)	—	(0.36)	8.08	12.08	3,223	1.00	(e)	2.07	(e)	5.88	(e)	32
Year ended 12/31/09	6.31	0.51	1.12	1.63	(0.40)	—	(0.40)	7.54	25.86	2,424	1.08		3.15		7.30		201
Year ended 12/31/08	9.87	0.22	(3.59)	(3.37)	(0.14)	(0.05)	(0.19)	6.31	(34.18)	1,386	1.15		4.82		2.75		17
Year ended 12/31/07(f)	10.02	0.27	(0.13)	0.14	(0.24)	(0.05)	(0.29)	9.87	1.42	756	1.25	(g)	14.28	(g)	2.85	(g)	31

Class C
Year ended 12/31/10	7.54	0.46	0.43	0.89	(0.36)	—	(0.36)	8.07	11.95	3,550	1.00	(e)	2.07	(e)	5.88	(e)	32
Year ended 12/31/09	6.31	0.52	1.11	1.63	(0.40)	—	(0.40)	7.54	25.86	2,164	1.08		3.15		7.30		201
Year ended 12/31/08	9.87	0.23	(3.60)	(3.37)	(0.14)	(0.05)	(0.19)	6.31	(34.18)	938	1.15		4.82		2.75		17
Year ended 12/31/07(f)	10.02	0.27	(0.13)	0.14	(0.24)	(0.05)	(0.29)	9.87	1.425	729	1.25	(g)	14.28	(g)	2.85	(g)	31

Class C5
Year ended 12/31/10(f)	7.65	0.28	0.50	0.78	(0.36)	—	(0.36)	8.07	10.34	2,989	1.00	(e)(g)	1.67	(e)(g)	5.88	(e)(g)	32

Class R
Year ended 12/31/10	7.56	0.51	0.44	0.95	(0.40)	—	(0.40)	8.11	12.71	6,707	0.50	(e)	1.57	(e)	6.38	(e)	32
Year ended 12/31/09	6.31	0.56	1.12	1.68	(0.43)	—	(0.43)	7.56	26.64	3,934	0.58		2.65		7.80		201
Year ended 12/31/08	9.88	0.26	(3.61)	(3.35)	(0.17)	(0.05)	(0.22)	6.31	(33.92)	1,534	0.65		4.32		3.25		17
Year ended 12/31/07(f)	10.02	0.32	(0.15)	0.17	(0.26)	(0.05)	(0.31)	9.88	1.78	396	0.75	(g)	13.78	(g)	3.35	(g)	31

Class R5
Year ended 12/31/10(f)	7.69	0.30	0.51	0.81	(0.40)	—	(0.40)	8.10	10.68	696	0.50	(e)(g)	1.17	(e)(g)	6.38	(e)(g)	32

Class Y
Year ended 12/31/10	7.59	0.55	0.45	1.00	(0.44)	—	(0.44)	8.15	13.30	1,112	—(e	)	1.07	(e)	6.88	(e)	32
Year ended 12/31/09	6.33	0.60	1.12	1.72	(0.46)	—	(0.46)	7.59	27.13	221	0.08		2.15		8.30		201
Year ended 12/31/08(f)	7.77	0.06	(1.26)	(1.20)	(0.19)	(0.05)	(0.24)	6.33	(15.49)	50	0.11	(g)	5.07	(g)	3.79	(g)	17

Institutional Class
Year ended 12/31/10	7.60	0.55	0.46	1.01	(0.44)	—	(0.44)	8.17	13.43	18	—(e	)	0.91	(e)	6.88	(e)	32
Year ended 12/31/09	6.34	0.58	1.14	1.72	(0.46)	—	(0.46)	7.60	27.10	10	0.09		1.90		8.29		201
Year ended 12/31/08	9.90	0.32	(3.63)	(3.31)	(0.20)	(0.05)	(0.25)	6.34	(33.46)	8	0.15		3.50		3.75		17
Year ended 12/31/07(f)	10.02	0.37	(0.15)	0.22	(0.29)	(0.05)	(0.34)	9.90	2.23	12	0.25	(g)	13.07	(g)	3.85	(g)	31

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.79%, 0.78%, 0.76% and 0.80% for the years ended December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $10,923, $8,709, $2,834, $2,822, $1,961, $4,975, $560, $561 and $20 for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class A5, Class C5 and Class R5 shares.
(g)	Annualized.

55        Invesco Balanced-Risk Retirement Funds

NOTE 12—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					assets with		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/10	$7.36	$0.53	$0.42	$0.95	$(0.25)	$(0.27)	$(0.52)	$7.79	13.03%	$8,727	0.25	%(e)	1.94	%(e)	6.79	%(e)	26%
Year ended 12/31/09	6.09	0.53	1.15	1.68	(0.41)	—	(0.41)	7.36	27.59	4,605	0.33		4.14		7.69		214
Year ended 12/31/08	9.83	0.23	(3.78)	(3.55)	(0.15)	(0.04)	(0.19)	6.09	(36.00)	1,907	0.41		8.63		2.88		29
Year ended 12/31/07(f)	10.02	0.31	(0.13)	0.18	(0.28)	(0.09)	(0.37)	9.83	1.81	901	0.54	(g)	22.43	(g)	3.26	(g)	20

Class A5
Year ended 12/31/10(f)	7.50	0.31	0.50	0.81	(0.25)	(0.27)	(0.52)	7.79	10.92	6,212	0.25	(e)(g)	1.42	(e)(g)	6.79	(e)(g)	26

Class B
Year ended 12/31/10	7.32	0.46	0.41	0.87	(0.19)	(0.27)	(0.46)	7.73	12.08	1,115	1.00	(e)	2.69	(e)	6.04	(e)	26
Year ended 12/31/09	6.06	0.47	1.16	1.63	(0.37)	—	(0.37)	7.32	26.90	773	1.08		4.89		6.94		214
Year ended 12/31/08	9.80	0.17	(3.76)	(3.59)	(0.11)	(0.04)	(0.15)	6.06	(36.53)	522	1.16		9.38		2.13		29
Year ended 12/31/07(f)	10.02	0.24	(0.13)	0.11	(0.24)	(0.09)	(0.33)	9.80	1.15	500	1.29	(g)	23.18	(g)	2.51	(g)	20

Class C
Year ended 12/31/10	7.31	0.46	0.42	0.88	(0.19)	(0.27)	(0.46)	7.73	12.24	2,136	1.00	(e)	2.69	(e)	6.04	(e)	26
Year ended 12/31/09	6.06	0.47	1.15	1.62	(0.37)	—	(0.37)	7.31	26.72	1,387	1.08		4.89		6.94		214
Year ended 12/31/08	9.80	0.17	(3.76)	(3.59)	(0.11)	(0.04)	(0.15)	6.06	(36.53)	597	1.16		9.38		2.13		29
Year ended 12/31/07(f)	10.02	0.24	(0.13)	0.11	(0.24)	(0.09)	(0.33)	9.80	1.15	277	1.29	(g)	23.18	(g)	2.51	(g)	20

Class C5
Year ended 12/31/10(f)	7.42	0.28	0.48	0.76	(0.19)	(0.27)	(0.46)	7.72	10.44	747	1.00	(e)(g)	2.17	(e)(g)	6.04	(e)(g)	26

Class R
Year ended 12/31/10	7.34	0.51	0.42	0.93	(0.23)	(0.27)	(0.50)	7.77	12.83	3,536	0.50	(e)	2.19	(e)	6.54	(e)	26
Year ended 12/31/09	6.07	0.52	1.15	1.67	(0.40)	—	(0.40)	7.34	27.47	1,840	0.58		4.39		7.44		214
Year ended 12/31/08	9.82	0.21	(3.78)	(3.57)	(0.14)	(0.04)	(0.18)	6.07	(36.27)	432	0.66		8.88		2.63		29
Year ended 12/31/07(f)	10.02	0.28	(0.13)	0.15	(0.26)	(0.09)	(0.35)	9.82	1.59	153	0.79	(g)	22.68	(g)	3.01	(g)	20

Class R5
Year ended 12/31/10(f)	7.47	0.30	0.49	0.79	(0.23)	(0.27)	(0.50)	7.76	10.73	570	0.50	(e)(g)	1.67	(e)(g)	6.54	(e)(g)	26

Class Y
Year ended 12/31/10	7.37	0.55	0.43	0.98	(0.27)	(0.27)	(0.54)	7.81	13.42	398	—(e	)	1.69	(e)	7.04	(e)	26
Year ended 12/31/09	6.09	0.56	1.14	1.70	(0.42)	—	(0.42)	7.37	27.96	75	0.08		3.89		7.94		214
Year ended 12/31/08(f)	7.56	0.05	(1.32)	(1.27)	(0.16)	(0.04)	(0.20)	6.09	(16.73)	24	0.10	(g)	10.26	(g)	3.19	(g)	29

Institutional Class
Year ended 12/31/10	7.38	0.55	0.42	0.97	(0.27)	(0.27)	(0.54)	7.81	13.25	12	—(e	)	1.38	(e)	7.04	(e)	26
Year ended 12/31/09	6.09	0.53	1.18	1.71	(0.42)	—	(0.42)	7.38	28.13	11	0.08		3.49		7.94		214
Year ended 12/31/08	9.84	0.28	(3.82)	(3.54)	(0.17)	(0.04)	(0.21)	6.09	(35.94)	9	0.15		7.72		3.14		29
Year ended 12/31/07(f)	10.02	0.34	(0.14)	0.20	(0.29)	(0.09)	(0.38)	9.84	2.03	51	0.28	(g)	21.86	(g)	3.53	(g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.79%, 0.81%, 0.78% and 0.81% for the years ended December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $6,642, $4,324, $926, $1,755, $512, $2,378, $376, $272 and $12 for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class A5, Class C5 and Class R5 shares.
(g)	Annualized.

56        Invesco Balanced-Risk Retirement Funds

NOTE 12—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					assets with		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/10	$7.13	$0.48	$0.44	$0.92	$(0.43)	$—	$(0.43)	$7.62	13.08%	$3,693	0.25	%(e)	3.63	%(e)	6.42	%(e)	27%
Year ended 12/31/09	5.87	0.45	1.19	1.64	(0.38)	—	(0.38)	7.13	27.92	2,533	0.32		7.20		6.87		214
Year ended 12/31/08	9.78	0.17	(3.84)	(3.67)	(0.17)	(0.07)	(0.24)	5.87	(37.51)	1,248	0.42		11.10		2.10		27
Year ended 12/31/07(f)	10.02	0.29	(0.14)	0.15	(0.29)	(0.10)	(0.39)	9.78	1.55	1,177	0.54	(g)	24.63	(g)	3.01	(g)	20

Class A5
Year ended 12/31/10(f)	7.27	0.29	0.49	0.78	(0.43)	—	(0.43)	7.62	10.91	1,793	0.25	(e)(g)	2.97	(e)(g)	6.42	(e)(g)	27

Class B
Year ended 12/31/10	7.08	0.42	0.43	0.85	(0.38)	—	(0.38)	7.55	12.13	489	1.00	(e)	4.38	(e)	5.67	(e)	27
Year ended 12/31/09	5.84	0.40	1.18	1.58	(0.34)	—	(0.34)	7.08	27.02	432	1.07		7.95		6.12		214
Year ended 12/31/08	9.75	0.11	(3.82)	(3.71)	(0.13)	(0.07)	(0.20)	5.84	(38.03)	214	1.17		11.85		1.35		27
Year ended 12/31/07(f)	10.02	0.21	(0.13)	0.08	(0.25)	(0.10)	(0.35)	9.75	0.80	184	1.29	(g)	25.38	(g)	2.26	(g)	20

Class C
Year ended 12/31/10	7.09	0.42	0.44	0.86	(0.38)	—	(0.38)	7.57	12.26	709	1.00	(e)	4.38	(e)	5.67	(e)	27
Year ended 12/31/09	5.85	0.40	1.18	1.58	(0.34)	—	(0.34)	7.09	26.97	487	1.07		7.95		6.12		214
Year ended 12/31/08	9.76	0.10	(3.81)	(3.71)	(0.13)	(0.07)	(0.20)	5.85	(37.99)	253	1.17		11.85		1.35		27
Year ended 12/31/07(f)	10.02	0.21	(0.12)	0.09	(0.25)	(0.10)	(0.35)	9.76	0.90	150	1.29	(g)	25.38	(g)	2.26	(g)	20

Class C5
Year ended 12/31/10(f)	7.20	0.25	0.49	0.74	(0.38)	—	(0.38)	7.56	10.40	335	1.00	(e)(g)	3.72	(e)(g)	5.67	(e)(g)	27

Class R
Year ended 12/31/10	7.11	0.46	0.43	0.89	(0.41)	—	(0.41)	7.59	12.74	1,708	0.50	(e)	3.88	(e)	6.17	(e)	27
Year ended 12/31/09	5.85	0.44	1.18	1.62	(0.36)	—	(0.36)	7.11	27.80	969	0.57		7.45		6.62		214
Year ended 12/31/08	9.77	0.14	(3.84)	(3.70)	(0.15)	(0.07)	(0.22)	5.85	(37.78)	275	0.67		11.35		1.85		27
Year ended 12/31/07(f)	10.02	0.26	(0.14)	0.12	(0.27)	(0.10)	(0.37)	9.77	1.29	151	0.79	(g)	24.88	(g)	2.76	(g)	20

Class R5
Year ended 12/31/10(f)	7.24	0.27	0.51	0.78	(0.42)	—	(0.42)	7.60	10.85	135	0.50	(e)(g)	3.22	(e)(g)	6.17	(e)(g)	27

Class Y
Year ended 12/31/10	7.14	0.51	0.43	0.94	(0.45)	—	(0.45)	7.63	13.33	196	—(e	)	3.38	(e)	6.67	(e)	27
Year ended 12/31/09	5.87	0.47	1.19	1.66	(0.39)	—	(0.39)	7.14	28.32	51	0.07		6.95		7.12		214
Year ended 12/31/08(f)	7.42	0.04	(1.35)	(1.31)	(0.17)	(0.07)	(0.24)	5.87	(17.57)	42	0.09	(g)	19.27	(g)	2.43	(g)	27

Institutional Class
Year ended 12/31/10	7.14	0.50	0.43	0.93	(0.45)	—	(0.45)	7.62	13.18	10	—(e	)	3.03	(e)	6.67	(e)	27
Year ended 12/31/09	5.87	0.44	1.22	1.66	(0.39)	—	(0.39)	7.14	28.32	21	0.06		6.36		7.13		214
Year ended 12/31/08	9.79	0.19	(3.86)	(3.67)	(0.18)	(0.07)	(0.25)	5.87	(37.42)	32	0.15		10.22		2.37		27
Year ended 12/31/07(f)	10.02	0.31	(0.14)	0.17	(0.30)	(0.10)	(0.40)	9.79	1.78	51	0.28	(g)	24.12	(g)	3.27	(g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.79%, 0.82%, 0.78% and 0.82% for the years ended December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $3,052, $1,186, $439, $577, $339, $1,329, $93, $134 and $11 for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class A5, Class C5 and Class R5 shares.
(g)	Annualized.

57        Invesco Balanced-Risk Retirement Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Balanced-Risk Retirement Now Fund,
Invesco Balanced-Risk Retirement 2010 Fund,
Invesco Balanced-Risk Retirement 2020 Fund,
Invesco Balanced-Risk Retirement 2030 Fund,
Invesco Balanced-Risk Retirement 2040 Fund
and Invesco Balanced-Risk Retirement 2050 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2010 Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (formerly known as AIM Balanced-Risk Retirement Now Fund, AIM Balanced-Risk Retirement 2010 Fund, AIM Balanced-Risk Retirement 2020 Fund, AIM Balanced-Risk Retirement 2030 Fund, AIM Balanced-Risk Retirement 2040 Fund and AIM Balanced-Risk Retirement 2050 Fund; six of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Funds”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

58        Invesco Balanced-Risk Retirement Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010, through December 31, 2010.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Balanced-Risk Retirement Now Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,057.70	$1.30	$1,023.95	$1.28	0.25%

A5	1,000.00	1,054.50	5.18	1,020.16	5.09	1.00

B	1,000.00	1,053.30	5.18	1,020.16	5.09	1.00

C	1,000.00	1,054.50	5.18	1,020.16	5.09	1.00

C5	1,000.00	1,057.00	2.59	1,022.68	2.55	0.50

R	1,000.00	1,057.00	2.59	1,022.68	2.55	0.50

R5	1,000.00	1,057.00	2.59	1,022.68	2.55	0.50

Y	1,000.00	1,059.60	0.00	1,025.21	0.00	0.00

Institutional	1,000.00	1,058.40	0.00	1,025.21	0.00	0.00

59        Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2010 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,058.00	$1.30	$1,023.95	$1.28	0.25%

A5	1,000.00	1,058.00	1.30	1,023.95	1.28	0.25

B	1,000.00	1,054.00	5.18	1,020.16	5.09	1.00

C	1,000.00	1,054.00	5.18	1,020.16	5.09	1.00

C5	1,000.00	1,054.00	5.18	1,020.16	5.09	1.00

R	1,000.00	1,056.20	2.59	1,022.68	2.55	0.50

R5	1,000.00	1,056.20	2.59	1,022.68	2.55	0.50

Y	1,000.00	1,059.80	0.00	1,025.21	0.00	0.00

Institutional	1,000.00	1,058.50	0.00	1,025.21	0.00	0.00

Invesco Balanced-Risk Retirement 2020 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,095.40	$1.32	$1,023.95	$1.28	0.25%

A5	1,000.00	1,095.40	1.32	1,023.95	1.28	0.25

B	1,000.00	1,092.70	5.27	1,020.16	5.09	1.00

C	1,000.00	1,091.60	5.27	1,020.16	5.09	1.00

C5	1,000.00	1,092.80	5.28	1,020.16	5.09	1.00

R	1,000.00	1,094.60	2.64	1,022.68	2.55	0.50

R5	1,000.00	1,094.60	2.64	1,022.68	2.55	0.50

Y	1,000.00	1,098.00	0.00	1,025.21	0.00	0.00

Institutional	1,000.00	1,097.70	0.00	1,025.21	0.00	0.00

Invesco Balanced-Risk Retirement 2030 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,097.30	$1.32	$1,023.95	$1.28	0.25%

A5	1,000.00	1,097.30	1.32	1,023.95	1.28	0.25

B	1,000.00	1,091.90	5.27	1,020.16	5.09	1.00

C	1,000.00	1,092.00	5.27	1,020.16	5.09	1.00

C5	1,000.00	1,092.00	5.27	1,020.16	5.09	1.00

R	1,000.00	1,096.70	2.64	1,022.68	2.55	0.50

R5	1,000.00	1,095.40	2.64	1,022.68	2.55	0.50

Y	1,000.00	1,098.30	0.00	1,025.21	0.00	0.00

Institutional	1,000.00	1,099.50	0.00	1,025.21	0.00	0.00

60        Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2040 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,096.00	$1.32	$1,023.95	$1.28	0.25%

A5	1,000.00	1,097.50	1.32	1,023.95	1.28	0.25

B	1,000.00	1,092.40	5.27	1,020.16	5.09	1.00

C	1,000.00	1,092.50	5.27	1,020.16	5.09	1.00

C5	1,000.00	1,092.60	5.27	1,020.16	5.09	1.00

R	1,000.00	1,095.50	2.64	1,022.68	2.55	0.50

R5	1,000.00	1,095.50	2.64	1,022.68	2.55	0.50

Y	1,000.00	1,099.90	0.00	1,025.21	0.00	0.00

Institutional	1,000.00	1,098.30	0.00	1,025.21	0.00	0.00

Invesco Balanced-Risk Retirement 2050 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,097.00	$1.32	$1,023.95	$1.28	0.25%

A5	1,000.00	1,097.00	1.32	1,023.95	1.28	0.25

B	1,000.00	1,092.00	5.27	1,020.16	5.09	1.00

C	1,000.00	1,093.30	5.28	1,020.16	5.09	1.00

C5	1,000.00	1,093.30	5.28	1,020.16	5.09	1.00

R	1,000.00	1,095.00	2.64	1,022.68	2.55	0.50

R5	1,000.00	1,096.40	2.64	1,022.68	2.55	0.50

Y	1,000.00	1,099.40	0.00	1,025.21	0.00	0.00

Institutional	1,000.00	1,098.00	0.00	1,025.21	0.00	0.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

61        Invesco Balanced-Risk Retirement Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

		Corporate
	Qualified	Dividends
	Dividend	Received	U.S. Treasury
	Income*	Deduction*	Obligations*

Invesco Balanced-Risk Retirement Now Fund	0.00%	0.00%	37.98%

Invesco Balanced-Risk Retirement 2010 Fund	0.00%	0.00%	37.94%

Invesco Balanced-Risk Retirement 2020 Fund	0.00%	0.00%	38.49%

Invesco Balanced-Risk Retirement 2030 Fund	0.00%	0.00%	38.49%

Invesco Balanced-Risk Retirement 2040 Fund	0.00%	1.00%	38.49%

Invesco Balanced-Risk Retirement 2050 Fund	0.00%	0.00%	38.49%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

62        Invesco Balanced-Risk Retirement Funds

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

IBRR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2010

Invesco Basic Value Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Basic Value Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”

3	Invesco Basic Value Fund

Management’s Discussion of Fund Performance

Performance summary
On June 25, 2010, Jason Leder, Devin Armstrong, Kevin Holt, Matthew Seinsheimer and James Warwick took over management of the Fund from the prior management team. A listing of your Fund’s managers appears later in this report.
     For the year ended December 31, 2010, Invesco Basic Value Fund underperformed its style-specific index, the Russell 1000 Value Index. The Fund’s underperformance was largely due to holdings in the information technology sector. Alternatively, holdings in health care contributed to the Fund’s relative performance versus the index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	6.90%

Class B Shares*	6.11

Class C Shares*	6.17

Class R Shares*	6.67

Class Y Shares*	7.24

Institutional Class Shares*	7.45

S&P 500 Index▼ (Broad Market Index)	15.08

Russell 1000 Value Index▼ (Style-Specific Index)	15.51

Lipper Large-Cap Value Funds Index▼ (Peer Group Index)	13.02

▼	Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

How we invest
As noted above, the Fund’s management team changed during the reporting period. The new team seeks to exploit market inefficiencies by investing in companies that appear undervalued relative to the overall market. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value. We feel that stock picking, as compared to making sector bets, provides a more consistent path to potential success. In addition, we may be able to take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst arises.
     The Fund’s primary investable universe includes all U.S. denominated equities. To distill the investment universe, we filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.
     We will purchase a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:
■	If the security is statistically cheap on the basis of its primary valuation criteria, which depends on the cyclical or growth nature of its business.

■	If rigorous fundamental analysis shows that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.
     We maintain an intense focus on the quality of a company’s accounting and on financial statement analysis. Portfolio construction is bottom-up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the Fund.
     We look to manage risk through portfolio construction, chiefly diversification across most major sectors, and through the assistance of an independent quantitative risk control group. Risk management is continuous. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis. We have the final say on construction of the Fund and a collegial relationship exists between the risk management team and the Fund teams.
     Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:
■	When we believe the target price has been realized, and if we no longer consider the company undervalued.

■	If we determine that a better value opportunity can be found elsewhere.

■	If our research shows that a company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level and the trend is likely to be a long-term issue.

Market conditions and your Fund
Equity markets were choppy during the year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earn-

Portfolio Composition
By sector

Financials	31.1%

Consumer Discretionary	20.9

Energy	12.9

Consumer Staples	9.5

Information Technology	8.7

Industrials	7.3

Health Care	5.4

Telecommunication Services	1.6

Materials	1.2

Money Market Funds Plus
Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*

1.	Omnicom Group Inc.	5.1%

2.	Chubb Corp.	4.7

3.	JPMorgan Chase & Co.	4.3

4.	Royal Dutch Shell PLC-ADR	3.8

5.	Molson Coors Brewing Co.-Class B	3.8

6.	Time Warner Cable Inc.	3.7

7.	Chevron Corp.	3.3

8.	Wal-Mart Stores, Inc.	3.2

9.	Comcast Corp.-Class A	3.1

10.	Hewlett-Packard Co.	3.1

Total Net Assets	$1.1 billion

Total Number of Holdings*	44
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Basic Value Fund

ings were largely positive, but were often overshadowed by concerns about high unemployment, weak consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a “double-dip” recession. Uncertainty created by the debt crisis – combined with subdued employment, consumer spending and housing data – added to concerns that the recovery was slowing. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news.
     Major equity indexes produced positive returns for the fiscal year, and all 10 sectors of the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary and industrials had the highest returns, while less economically sensitive sectors such as health care had some of the lowest returns.
     The information technology sector was the largest detractor from relative and absolute Fund performance. More specifically, the Fund’s holdings in Nokia and Microsoft detracted from performance during the first half of the year. Soon after taking over management of the Fund in June, we sold the Fund’s positions in these two companies.
     Select holdings in the financials sector were also among the largest detractors from Fund returns. Moody’s and State Street detracted from performance during the first half of the year, and we also eliminated these two holdings from the Fund. Energy holding BP was the single largest detractor from Fund performance; we sold our position in BP after taking over management of the Fund.
     Stock selection combined with an underweight position in the health care sector contributed to Fund performance relative to the Russell 1000 Value Index. Within health care, our holdings in Pfizer and UnitedHealth Group performed particularly well during the year.
     In absolute terms, the Fund’s holdings in the consumer discretionary and financials sectors contributed the most to performance. Media companies Omnicom and Time Warner were strong performers as was financial services company Chubb.
     Select holdings in the energy sector also made significant contributions to returns during the year. Since we assumed management of the Fund in June, we took advantage of weakness in select energy holdings to build our exposure to the sector. The stock price weakness was driven by the Mocondo offshore oil well incident and subsequent Gulf of Mexico drilling moratorium. Currently, the majority of the Fund’s energy holdings are in the integrated oil industry, an area that has become more attractively priced.
     We believe that market volatility, and the market correction that occurred during the second quarter of 2010, created opportunities to invest in companies with attractive valuations. Our contrarian philosophy and deep value approach of buying extremely undervalued companies may capitalize on market volatility and down markets as value is created for new investment opportunities.
     Thank you for your investment in Invesco Basic Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Jason Leder
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Basic Value Fund. He joined Invesco in 2010. Mr. Leder earned a B.A. from The University of Texas and an M.B.A. from Columbia University.
Devin Armstrong Chartered Financial Analyst, portfolio manager, is manager of Invesco Basic Value Fund. He joined Invesco in 2010. Mr. Armstrong earned a B.S. in psychology and finance from the University of Illinois and an M.B.A. in finance from Columbia University.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is manager of Invesco Basic Value Fund. He joined Invesco in 2010. Mr. Holt earned a B.A. from the University of Iowa and an M.B.A. from the University of Chicago.
Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Basic Value Fund. He joined Invesco in 1992. Mr. Seinsheimer earned a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
James Warwick
Portfolio manager, is manager of Invesco Basic Value Fund. He joined Invesco in 2010. Mr. Warwick earned a B.B.A. from Stephen F. Austin State University and an M.B.A. from the University of Houston.

5	Invesco Basic Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 10/18/95, index data from 10/31/95

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Basic Value Fund

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (10/18/95)		7.06%

10	Years	0.16

5	Years	-3.35

1	Year	1.01

Class B Shares

Inception (10/18/95)		7.10%

10	Years	0.17

5	Years	-3.24

1	Year	1.11

Class C Shares

Inception (5/3/99)		2.45%

10	Years	0.02

5	Years	-2.97

1	Year	5.17

Class R Shares

10	Years	0.52%

5	Years	-2.48

1	Year	6.67

Class Y Shares

10	Years	0.79%

5	Years	-2.13

1	Year	7.24

Institutional Class Shares

Inception (3/15/02)		0.86%

5	Years	-1.78

1	Year	7.45
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.41%, 2.16%, 2.16%, 1.66%, 1.16% and 0.79%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Basic Value Fund

Invesco Basic Value Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Value stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks and may never realize their full value. Value stocks tend to be currently out-of-favor with many investors.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GTVLX
Class B Shares	GTVBX
Class C Shares	GTVCX
Class R Shares	GTVRX
Class Y Shares	GTVYX
Institutional Class Shares	GTVVX

8	Invesco Basic Value Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.64%
Advertising–5.12%
Omnicom Group Inc.	1,280,021	$58,624,962

Aerospace & Defense–2.50%
Honeywell International Inc.	537,274	28,561,486

Apparel Retail–1.23%
TJX Cos., Inc. (The)	316,651	14,056,138

Asset Management & Custody Banks–2.16%
Bank of New York Mellon Corp. (The)	817,744	24,695,869

Brewers–3.75%
Molson Coors Brewing Co.–Class B	856,273	42,976,342

Cable & Satellite–6.86%
Comcast Corp.–Class A	1,626,515	35,734,535

Time Warner Cable Inc.	648,544	42,823,360

		78,557,895

Casinos & Gaming–1.60%
International Game Technology	1,037,632	18,355,710

Computer Hardware–4.41%
Dell Inc.(b)	1,120,824	15,187,165

Hewlett-Packard Co.	838,291	35,292,051

		50,479,216

Data Processing & Outsourced Services–0.89%
Western Union Co.	547,294	10,163,249

Department Stores–2.38%
Macy’s, Inc.	1,075,439	27,208,607

Diversified Banks–4.61%
Comerica Inc.	48,758	2,059,538

U.S. Bancorp	640,968	17,286,907

Wells Fargo & Co.	1,079,095	33,441,154

		52,787,599

General Merchandise Stores–1.56%
Target Corp.	296,420	17,823,735

Household Products–2.57%
Procter & Gamble Co. (The)	457,124	29,406,787

Hypermarkets & Super Centers–3.21%
Wal-Mart Stores, Inc.	681,642	36,760,953

Industrial Conglomerates–2.92%
General Electric Co.	933,861	17,080,317

Tyco International Ltd.	394,561	16,350,608

		33,430,925

Industrial Machinery–1.84%
Illinois Tool Works Inc.	394,327	21,057,062

Integrated Oil & Gas–11.25%
Chevron Corp.	409,211	37,340,504

Exxon Mobil Corp.	310,103	22,674,731

Petroleo Brasileiro S.A.–ADR (Brazil)	654,831	24,778,805

Royal Dutch Shell PLC–ADR (United Kingdom)	658,365	43,965,615

		128,759,655

Investment Banking & Brokerage–3.21%
Goldman Sachs Group, Inc. (The)	107,366	18,054,667

Morgan Stanley	687,021	18,693,841

		36,748,508

IT Consulting & Other Services–1.63%
Accenture PLC–Class A (Ireland)	385,945	18,714,473

Life & Health Insurance–3.22%
MetLife, Inc.	441,388	19,615,283

Torchmark Corp.	288,690	17,246,340

		36,861,623

Managed Health Care–1.54%
UnitedHealth Group Inc.	486,971	17,584,523

Movies & Entertainment–2.11%
Time Warner Inc.	751,868	24,187,593

Oil & Gas Drilling–1.70%
Noble Corp.	542,724	19,413,237

Other Diversified Financial Services–6.97%
Bank of America Corp.	2,315,672	30,891,065

JPMorgan Chase & Co.	1,151,946	48,865,549

		79,756,614

Pharmaceuticals–3.88%
Bristol-Myers Squibb Co.	777,493	20,588,014

Pfizer Inc.	1,363,033	23,866,708

		44,454,722

Property & Casualty Insurance–10.95%
Allied World Assurance Co. Holdings, Ltd.	303,351	18,031,183

Aspen Insurance Holdings Ltd.	739,761	21,171,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Basic Value Fund

	Shares	Value

Property & Casualty Insurance–(continued)

Chubb Corp. (The)	907,641	$54,131,709

Travelers Cos., Inc. (The)	573,497	31,949,518

		125,284,370

Semiconductors–1.78%
Intel Corp.	969,954	20,398,133

Steel–1.24%
POSCO–ADR (South Korea)	131,343	14,144,328

Wireless Telecommunication Services–1.55%
Vodafone Group PLC–ADR (United Kingdom)	671,248	17,741,085

Total Common Stocks & Other Equity Interests (Cost $927,561,659)		1,128,995,399

Money Market Funds–1.45%
Liquid Assets Portfolio–Institutional Class(c)	8,331,175	8,331,175

Premier Portfolio–Institutional Class(c)	8,331,175	8,331,175

Total Money Market Funds (Cost $16,662,350)		16,662,350

TOTAL INVESTMENTS–100.09% (Cost $944,224,009)		1,145,657,749

OTHER ASSETS LESS LIABILITIES–(0.09)%		(1,057,259)

NET ASSETS–100.00%		$1,144,600,490

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Basic Value Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $927,561,659)	$1,128,995,399

Investments in affiliated money market funds, at value and cost	16,662,350

Total investments, at value (Cost $944,224,009)	1,145,657,749

Cash	488,495

Receivables for:
Investments sold	1,815,701

Fund shares sold	328,084

Dividends	1,728,495

Investment for trustee deferred compensation and retirement plans	81,225

Other assets	53,582

Total assets	1,150,153,331

Liabilities:
Payable for:
Fund shares reacquired	3,572,315

Accrued fees to affiliates	1,256,068

Accrued other operating expenses	222,419

Trustee deferred compensation and retirement plans	502,039

Total liabilities	5,552,841

Net assets applicable to shares outstanding	$1,144,600,490

Net assets consist of:
Shares of beneficial interest	$1,382,164,553

Undistributed net investment income	1,680,258

Undistributed net realized gain (loss)	(440,678,061)

Unrealized appreciation	201,433,740

$1,144,600,490

Net Assets:
Class A	$860,790,719

Class B	$122,768,646

Class C	$117,818,853

Class R	$21,703,248

Class Y	$11,809,370

Institutional Class	$9,709,654

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	40,847,628

Class B	6,543,873

Class C	6,281,077

Class R	1,044,084

Class Y	557,663

Institutional Class	447,911

Class A:
Net asset value per share	$21.07

Maximum offering price per share (Net asset value of $21.07 divided by 94.50%)	$22.30

Class B:
Net asset value and offering price per share	$18.76

Class C:
Net asset value and offering price per share	$18.76

Class R:
Net asset value and offering price per share	$20.79

Class Y:
Net asset value and offering price per share	$21.18

Institutional Class:
Net asset value and offering price per share	$21.68

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Basic Value Fund

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $500,049)	$20,843,179

Dividends from affiliated money market funds	26,444

Total investment income	20,869,623

Expenses:
Advisory fees	8,264,921

Administrative services fees	340,372

Custodian fees	56,331

Distribution fees:
Class A	2,251,988

Class B	1,642,070

Class C	1,254,866

Class R	114,777

Transfer agent fees — A, B, C, R and Y	4,460,537

Transfer agent fees — Institutional	29,049

Trustees’ and officers’ fees and benefits	52,294

Other	429,864

Total expenses	18,897,069

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(46,702)

Net expenses	18,850,367

Net investment income	2,019,256

Net realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(230,777))	71,016,728

Foreign currencies	187,978

71,204,706

Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,606,487)

Foreign currencies	3,317

(1,603,170)

Net realized and unrealized gain	69,601,536

Net increase in net assets resulting from operations	$71,620,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Basic Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$2,019,256	$260,703

Net realized gain (loss)	71,204,706	(140,637,246)

Change in net unrealized appreciation (depreciation)	(1,603,170)	676,236,493

Net increase in net assets resulting from operations	71,620,792	535,859,950

Distributions to shareholders from net investment income:
Class A	—	(14,272,008)

Class R	—	(273,233)

Class Y	—	(270,870)

Institutional Class	(37,338)	(1,082,601)

Total distributions from net investment income	(37,338)	(15,898,712)

Share transactions–net:
Class A	(166,262,622)	(149,912,944)

Class B	(114,021,703)	(153,607,639)

Class C	(28,626,140)	(28,078,780)

Class R	(4,539,391)	(7,110,568)

Class Y	(6,039,440)	3,492,338

Institutional Class	(24,760,458)	(35,197,489)

Net increase (decrease) in net assets resulting from share transactions	(344,249,754)	(370,415,082)

Net increase (decrease) in net assets	(272,666,300)	149,546,156

Net assets:
Beginning of year	1,417,266,790	1,267,720,634

End of year (includes undistributed net investment income of $1,680,258 and $(489,638), respectively)	$1,144,600,490	$1,417,266,790

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Basic Value Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by

13        Invesco Basic Value Fund

independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14        Invesco Basic Value Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

15        Invesco Basic Value Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012. The adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $30,505.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $4,476.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2010, IDI advised the Fund that IDI retained $68,595 in front-end sales commissions from the sale of Class A shares and $5, $147,439 and $3,676 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16        Invesco Basic Value Fund

  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,145,657,749	$—	$—	$1,145,657,749

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $129,694,638 and securities sales of $22,942,550, which resulted in net realized gains (losses) of $(230,777).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $11,721.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $5,750 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$37,338	$15,898,712

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$2,174,970

Net unrealized appreciation — investments	186,782,303

Temporary book/tax differences	(494,713)

Post-October deferrals	(603,174)

Capital loss carryforward	(425,423,449)

Shares of beneficial interest	1,382,164,553

Total net assets	$1,144,600,490

17        Invesco Basic Value Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $6,622,383 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$174,185,088

December 31, 2017	251,238,361

Total capital loss carryforward	$425,423,449

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $1,052,954,177 and $1,395,675,246, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$196,427,059

Aggregate unrealized (depreciation) of investment securities	(9,644,756)

Net unrealized appreciation of investment securities	$186,782,303

Cost of investments for tax purposes is $958,875,446.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2010, undistributed net investment income was increased by $187,978, undistributed net realized gain (loss) was decreased by $187,978. This reclassification had no effect on the net assets of the Fund.

18        Invesco Basic Value Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	2,935,798	$58,018,722	6,801,323	$105,436,621

Class B	427,254	7,505,733	928,496	12,556,967

Class C	392,535	7,013,812	683,852	9,614,225

Class R	282,264	5,391,599	585,525	8,941,935

Class Y	459,140	9,328,135	331,090	4,914,463

Institutional Class	319,645	6,302,952	418,588	5,863,508

Issued as reinvestment of dividends:
Class A	(13)	(226)	701,839	13,609,465

Class B	(3)	(30)	—	—

Class R	—	—	14,244	273,211

Class Y	—	—	13,647	265,151

Institutional Class	1,748	37,327	54,463	1,082,183

Automatic conversion of Class B shares to Class A shares:
Class A	4,063,329	80,094,884	6,200,939	99,165,231

Class B	(4,544,032)	(80,094,884)	(6,960,778)	(99,165,231)

Reacquired:
Class A	(15,510,698)	(304,376,002)	(23,963,135)	(368,124,261)

Class B	(2,362,429)	(41,432,522)	(5,127,561)	(66,999,375)

Class C	(2,021,453)	(35,639,952)	(2,852,533)	(37,693,005)

Class R	(511,482)	(9,930,990)	(1,041,583)	(16,325,714)

Class Y	(787,300)	(15,367,575)	(103,954)	(1,687,276)

Institutional Class	(1,472,328)	(31,100,737)	(2,395,567)	(42,143,180)

Net increase (decrease) in share activity	(18,328,025)	$(344,249,754)	(25,711,105)	$(370,415,082)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19        Invesco Basic Value Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

													Ratio of		Ratio of
													expenses		expenses
				Net gains									to average		to average net		Ratio of net
	Net asset	Net		on securities			Dividends	Distributions					net assets		assets without		investment
	value,	investment		(both		Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and		investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)		operations	income	gains	Distributions	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 12/31/10	$19.71	$0.06	(c)	$1.30		$1.36	$—	$—	$—	$21.07	6.90%	$860,791	1.34	%(d)	1.34	%(d)	0.31	%(d)	85%
Year ended 12/31/09	13.20	0.03	(c)	6.77	(e)	6.80	(0.29)	—	(0.29)	19.71	51.55 (e)	972,680	1.41		1.41		0.21		21
Year ended 12/31/08	31.51	0.18	(c)	(16.60)		(16.42)	(0.05)	(1.84)	(1.89)	13.20	(51.86)	786,705	1.26		1.26		0.73		57
Year ended 12/31/07	36.61	0.12		0.24		0.36	(0.02)	(5.44)	(5.46)	31.51	1.07	2,404,900	1.14		1.17		0.31		23
Year ended 12/31/06	34.22	0.14		4.38		4.52	(0.03)	(2.10)	(2.13)	36.61	13.20	3,173,889	1.15		1.20		0.36		14

Class B
Year ended 12/31/10	17.68	(0.08	)(c)	1.16		1.08	—	—	—	18.76	6.11	122,769	2.09	(d)	2.09	(d)	(0.44	)(d)	85
Year ended 12/31/09	11.75	(0.07	)(c)	6.00	(e)	5.93	—	—	—	17.68	50.47 (e)	230,190	2.16		2.16		(0.54)		21
Year ended 12/31/08	28.59	0.00	(c)	(15.00)		(15.00)	—	(1.84)	(1.84)	11.75	(52.21)	284,106	2.01		2.01		(0.02)		57
Year ended 12/31/07	33.95	(0.15)		0.23		0.08	—	(5.44)	(5.44)	28.59	0.31	1,015,776	1.89		1.92		(0.44)		23
Year ended 12/31/06	32.09	(0.14)		4.10		3.96	—	(2.10)	(2.10)	33.95	12.33	1,436,084	1.90		1.95		(0.39)		14

Class C
Year ended 12/31/10	17.67	(0.08	)(c)	1.17		1.09	—	—	—	18.76	6.17	117,819	2.09	(d)	2.09	(d)	(0.44	)(d)	85
Year ended 12/31/09	11.75	(0.08	)(c)	6.00	(e)	5.92	—	—	—	17.67	50.38 (e)	139,794	2.16		2.16		(0.54)		21
Year ended 12/31/08	28.59	0.00	(c)	(15.00)		(15.00)	—	(1.84)	(1.84)	11.75	(52.21)	118,379	2.01		2.01		(0.02)		57
Year ended 12/31/07	33.95	(0.15)		0.23		0.08	—	(5.44)	(5.44)	28.59	0.31	399,262	1.89		1.92		(0.44)		23
Year ended 12/31/06	32.08	(0.14)		4.11		3.97	—	(2.10)	(2.10)	33.95	12.37	508,775	1.90		1.95		(0.39)		14

Class R
Year ended 12/31/10	19.49	0.01	(c)	1.29		1.30	—	—	—	20.79	6.67	21,703	1.59	(d)	1.59	(d)	0.06	(d)	85
Year ended 12/31/09	13.03	(0.01	)(c)	6.68	(e)	6.67	(0.21)	—	(0.21)	19.49	51.26 (e)	24,813	1.66		1.66		(0.04)		21
Year ended 12/31/08	31.12	0.12	(c)	(16.37)		(16.25)	—	(1.84)	(1.84)	13.03	(51.98)	22,352	1.51		1.51		0.48		57
Year ended 12/31/07	36.29	0.02		0.25		0.27	—	(5.44)	(5.44)	31.12	0.82	51,572	1.39		1.42		0.06		23
Year ended 12/31/06	34.00	0.03		4.36		4.39	—	(2.10)	(2.10)	36.29	12.91	55,718	1.40		1.45		0.11		14

Class Y
Year ended 12/31/10	19.75	0.11	(c)	1.32		1.43	—	—	—	21.18	7.24	11,809	1.09	(d)	1.09	(d)	0.56	(d)	85
Year ended 12/31/09	13.21	0.08	(c)	6.77	(e)	6.85	(0.31)	—	(0.31)	19.75	51.89 (e)	17,497	1.16		1.16		0.46		21
Year ended 12/31/08(f)	20.24	0.03	(c)	(5.17)		(5.14)	(0.05)	(1.84)	(1.89)	13.21	(25.00)	8,519	1.28	(g)	1.28	(g)	0.71	(g)	57

Institutional Class
Year ended 12/31/10	20.20	0.17	(c)	1.34		1.51	(0.03)	—	(0.03)	21.68	7.45	9,710	0.82	(d)	0.82	(d)	0.83	(d)	85
Year ended 12/31/09	13.53	0.14	(c)	6.97	(e)	7.11	(0.44)	—	(0.44)	20.20	52.58 (e)	32,293	0.79		0.79		0.83		21
Year ended 12/31/08	32.47	0.31	(c)	(17.16)		(16.85)	(0.25)	(1.84)	(2.09)	13.53	(51.63)	47,659	0.81		0.81		1.18		57
Year ended 12/31/07	37.43	0.23		0.27		0.50	(0.02)	(5.44)	(5.46)	32.47	1.42	327,654	0.76		0.79		0.69		23
Year ended 12/31/06	34.95	0.24		4.53		4.77	(0.19)	(2.10)	(2.29)	37.43	13.64	339,915	0.75		0.80		0.76		14

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $900,795, $164,207, $125,487, $22,955, $18,330 and $30,713 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share would have been $6.48, $5.71, $5.71, $6.39, $6.48 and $6.68 for Class A, Class B, Class C, Class R, Class Y and Institutional Class, respectively and total return would have been lower.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

NOTE 13—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Value Opportunities Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

20        Invesco Basic Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Basic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Basic Value Fund (formerly known as AIM Basic Value Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

21        Invesco Basic Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,204.00	$7.50	$1,018.40	$6.87	1.35%

B	1,000.00	1,199.50	11.64	1,014.62	10.66	2.10

C	1,000.00	1,199.50	11.64	1,014.62	10.66	2.10

R	1,000.00	1,203.10	8.88	1,017.14	8.13	1.60

Y	1,000.00	1,206.20	6.12	1,019.66	5.60	1.10

Institutional	1,000.00	1,207.20	4.67	1,020.97	4.28	.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        Invesco Basic Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23        Invesco Basic Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

BVA-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2010

Invesco Allocation Funds
Invesco Conservative Allocation Fund
Invesco Growth Allocation Fund
Invesco Moderate Allocation Fund
Invesco Moderate Growth Allocation Fund
Invesco Moderately Conservative Allocation Fund

2	Long-Term Fund Performance
12	Letters to Shareholders
14	Performance Summary
14	Management Discussion
24	Supplemental Information
31	Schedule of Investments
36	Financial Statements
40	Notes to Financial Statements
51	Financial Highlights
56	Auditor’s Report
57	Fund Expenses
60	Tax Information
T-1	Trustees and Officers

Invesco Conservative Allocation Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 4/30/04
1	Invesco, Lipper Inc.

2	Beginning 9/30/10 the Custom Conservative Allocation Index was changed to better reflect the investments of the Fund. Prior to that time, returns would have been the same as the current Custom Conservative Allocation Index. The ending value for the index as originally allocated is $14,171.

3	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

2	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (4/30/04)	2.44%

5 Years	1.72

1 Year	1.35

Class B Shares

Inception (4/30/04)	2.55%

5 Years	1.79

1 Year	1.52

Class C Shares

Inception (4/30/04)	2.54%

5 Years	2.11

1 Year	5.52

Class R Shares

Inception (4/30/04)	3.07%

5 Years	2.65

1 Year	7.13

Class S Shares

Inception	3.33%

5 Years	2.91

1 Year	7.36

Class Y Shares

Inception	3.40%

5 Years	3.01

1 Year	7.63

Institutional Class Shares

Inception (4/30/04)	3.46%

5 Years	2.99

1 Year	7.69
Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.09%, 1.84%, 1.84%, 1.34%, 0.99%, 0.84% and 0.84%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.28%, 2.03%, 2.03%, 1.53%, 1.18%. 1.03% and 0.84%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.61% for Invesco Conservative Allocation Fund.

3	Invesco Allocation Funds

Invesco Growth Allocation Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 4/30/04
1	Invesco, Lipper Inc.

2	Beginning 9/30/10 the Custom Growth Allocation Index was changed to better reflect the investments of the Fund. Prior to that time, returns would have been the same as the current Custom Growth Allocation Index. The ending value for the index as originally allocated is $14,393.

3	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

4	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (4/30/04)	4.05%

5 Years	0.88

1 Year	6.73

Class B Shares

Inception (4/30/04)	4.17%

5 Years	0.92

1 Year	7.02

Class C Shares

Inception (4/30/04)	4.17%

5 Years	1.28

1 Year	11.02

Class R Shares

Inception (4/30/04)	4.69%

5 Years	1.79

1 Year	12.61

Class S Shares

Inception	4.94%

5 Years	2.04

1 Year	12.92

Class Y Shares

Inception	5.02%

5 Years	2.15

1 Year	13.17

Institutional Class Shares

Inception (4/30/04)	5.27%

5 Years	2.36

1 Year	13.24
Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.23%, 1.98%, 1.98%, 1.48%, 1.13%, 0.98% and 0.93%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.45%, 2.20%, 2.20%, 1.70%, 1.35%, 1.20% and 0.93%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on the Fund’s Class A, B, C, R, S and Y shares in the past, performance would have been lower.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.77% for Invesco Growth Allocation Fund.

5	Invesco Allocation Funds

Invesco Moderate Allocation Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 4/30/04
1	Invesco, Lipper Inc.

2	Beginning 9/30/10 the Custom Moderate Allocation Index was changed to better reflect the investments of the Fund. Prior to that time, returns would have been the same as the current Custom Moderate Allocation Index. The ending value for the index as originally allocated is $14,533.

3	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (4/30/04)	4.11%

5 Years	2.06

1 Year	5.88

Class B Shares

Inception (4/30/04)	4.22%

5 Years	2.12

1 Year	6.25

Class C Shares

Inception (4/30/04)	4.22%

5 Years	2.46

1 Year	10.26

Class R Shares
Inception (4/30/04)	4.75%

5 Years	2.97

1 Year	11.77

Class S Shares

Inception	4.99%

5 Years	3.24

1 Year	12.15

Class Y Shares

Inception	5.08%

5 Years	3.34

1 Year	12.42

Institutional Class Shares

Inception (4/30/04)	5.28%

5 Years	3.49

1 Year	12.28
Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.08%, 1.83%, 1.83%, 1.33%, 0.98%, 0.83% and 0.84%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.28%, 2.03%, 2.03%, 1.53%, 1.18%, 1.03% and 0.90%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on the Fund’s Class A, B, C, R, S and Y shares in the past, performance would have been lower.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.71% for Invesco Moderate Allocation Fund.

7	Invesco Allocation Funds

Invesco Moderate Growth Allocation Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 4/29/05, index data from 4/30/05
1	Lipper Inc.

2	Invesco, Lipper Inc.

3	Beginning 9/30/10 the Custom Moderate Growth Allocation Index was changed to better reflect the investments of the Fund. Prior to that time, returns would have been the same as the current Custom Moderate Growth Allocation Index. The ending value for the index as originally allocated is $13,264.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

8	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (4/29/05)	3.79%

5 Years	1.66

1 Year	6.71

Class B Shares

Inception (4/29/05)	3.91%

5 Years	1.69

1 Year	6.99

Class C Shares

Inception (4/29/05)	4.04%

5 Years	2.04

1 Year	11.00

Class R Shares

Inception (4/29/05)	4.55%

5 Years	2.53

1 Year	12.62

Class Y Shares

Inception	4.94%

5 Years	2.93

1 Year	13.19

Institutional Class Shares

Inception (4/29/05)	5.08%

5 Years	3.06

1 Year	13.12
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.11%, 1.86%, 1.86%, 1.36%, 0.86% and 0.87%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.36%, 2.11%, 2.11%, 1.61%, 1.11% and 0.95%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on the Fund’s Class A, B, C, R and Y shares, performance would have been lower.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.74% for Invesco Moderate Growth Allocation Fund.

9	Invesco Allocation Funds

Invesco Moderately Conservative Allocation Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 4/29/05, index data from 4/30/05
1	Lipper Inc.

2	Invesco, Lipper Inc.

3	Beginning 9/30/10 the Custom Moderately Conservative Allocation Index was changed to better reflect the investments of the Fund. Prior to that time, returns would have been the same as the current Custom Moderately Conservative Allocation Index. The ending value for the index as originally allocated is $13,578.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

10	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (4/29/05)	2.87%

5 Years	1.86

1 Year	3.36

Class B Shares

Inception (4/29/05)	2.98%

5 Years	1.92

1 Year	3.45

Class C Shares

Inception (4/29/05)	3.16%

5 Years	2.30

1 Year	7.43

Class R Shares

Inception (4/29/05)	3.64%

5 Years	2.77

1 Year	8.96

Class Y Shares

Inception	3.98%

5 Years	3.12

1 Year	9.49

Institutional Class Shares

Inception (4/29/05)	4.17%

5 Years	3.30

1 Year	9.57
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.03%, 1.78%, 1.78%, 1.28%, 0.78% and 0.78%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.35%, 2.10%, 2.10%, 1.60%, 1.10% and 0.96%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.64% for Invesco Moderately Conservative Allocation Fund.

11	Invesco Allocation Funds

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.

12	Invesco Allocation Funds

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”

13	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance Summary — Invesco Conservative Allocation Fund
For the year ended December 31, 2010, Class A shares of Invesco Conservative Allocation Fund, at net asset value (NAV), returned 7.26% and underperformed the Fund’s custom style-specific benchmark, which returned 9.17% over the same period. Weakness in fixed income markets in the first quarter of 2010 and equity markets in the second quarter detracted from the Fund’s performance. Third and fourth quarter recoveries in equity, fixed income and commodities markets, however, helped minimize underperformance for the reporting period.
     Your Fund’s long-term performance appears earlier in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.26%

Class B Shares	6.52

Class C Shares	6.52

Class R Shares	7.13

Class S Shares	7.36

Class Y Shares	7.63

Institutional Class Shares	7.69

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Conservative Allocation Index■ (Style-Specific Index)	9.17

Custom Conservative Allocation Index — Old■ (Style-Specific Index)	9.25

Lipper Mixed-Asset Target Allocation Conservative Funds Index▼ (Peer Group Index)	9.99

▼Lipper Inc.; ■Invesco, Lipper Inc.

How we invest
Invesco Conservative Allocation Fund is intended for investors with relatively low risk tolerance. The Fund invests in underlying funds diversified among asset classes (stocks, bonds, commodities and cash), investment styles (value and blend/core), regions (domestic and international) and market capitalizations (mid and large). These underlying funds include bond funds, which represent 64% of the portfolio, stock funds, which represent 27% and balanced-risk allocation and commodity funds that can shift exposures between equities, sovereign debt and commodities, representing 9% of the portfolio.
     The balanced-risk allocation and commodity funds gain exposure to their underlying assets through the use of derivatives, specifically exchange-traded futures and swaps agreements. The underlying funds may use derivative instruments to implement their investment strategy.
     While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.
     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crises. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during the first quarter of 2010, driven by anticipation that improving economic conditions would boost earnings growth.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a “double dip” recession in the U.S. and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global econom-

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation Range*	As of 12/31/10

Intermediate Term Taxable Investment Grade	28.80%	28.19%

Taxable Non Investment Grade	10.24	10.22

Short Term Taxable Investment Grade	9.60	9.49

Balanced Risk	9.00	9.35

Large Cap Value	7.41	7.70

International/Global Blend	3.38	3.46

Large Cap Growth	3.26	3.31

International/Global Growth	3.11	3.18

Emerging Markets	2.70	2.70

Emerging Markets Fixed-Income	2.56	2.55

Large Cap Blend	2.29	2.36

Mid Cap Blend	1.76	1.86

Global Real Estate	1.62	1.66

Small Cap Blend	1.49	1.56

Cash Equivalents Plus Other Assets Less Liabilities	12.80	12.41

*Percentage may not equal 100% due to rounding.

Total Net Assets	$125.4 million

Fund Nasdaq Symbols
Invesco Conservative Allocation Fund

Class A Shares	ACNAX
Class B Shares	ACNBX
Class C Shares	ACNCX
Class R Shares	ACNRX
Class S Shares	ACSSX
Class Y Shares	ACNYX
Institutional Class Shares	ACNIX

14	Invesco Allocation Funds

ic slowdown. These concerns led global investors to seek out safety, driving government bond yields of the world’s largest industrial countries downward.
     The third quarter of 2010 witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Riskier assets such as equities rose in response. In the U.S., the Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve hovering at low levels. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.
     During the first three quarters of the reporting period, the Fund’s allocations to Invesco Core Bond Fund, Invesco Balanced-Risk Allocation Fund and Invesco Select Real Estate Income Fund contributed positively both absolutely and relatively. Although Invesco Short Term Bond Fund, Invesco Floating Rate Fund and Invesco International Total Return Fund were top contributors on an absolute basis, they detracted from overall relative performance. Invesco Large Cap Basic Value Fund, Invesco Structured Growth Fund and Invesco International Core Equity Fund each detracted on a relative and absolute basis. Invesco Select Real Estate Income Fund, Invesco International Total Return Fund, Invesco Large Cap Basic Value Fund and Invesco Structured Growth Fund were no longer held at the end of the fiscal year.
     Effective November 29, 2010, strategic adjustments were made to the Fund reflecting several months of research by Invesco’s Global Asset Allocation team. This was represented by changes to the underlying allocations, including a new allocation to commodities and a new 20% maximum exchange-traded fund (ETF) exposure.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary policies and the belief that the seven largest developed (G7) economies had recovered since the summer months. For emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The fourth quarter rise in government bond yields took their valuations much closer to our estimate of fair value. The various commodity complexes all enjoyed price advances during the quarter, propelled by tightening supply-demand balances and positive economic prospects among commodity-intensive emerging markets.
     Closing out the reporting period, allocations to Invesco Large Cap Growth Fund, Invesco Endeavor Fund, Invesco Small Cap Equity Fund and Invesco Floating Rate Fund contributed on a relative and absolute basis. Only Invesco Core Bond Fund and Invesco Limited Maturity Treasury Fund detracted from overall performance. Relatively, however, Invesco Balanced-Risk Allocation Fund and Invesco Global Real Estate Fund detracted the most from performance. Invesco Limited Maturity Treasury Fund was no longer held at the end of the fiscal year.
     Thank you for your continued commitment to Invesco Conservative Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. with a concentration in finance and real estate from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

15	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance Summary — Invesco Growth Allocation Fund
For the year ended December 31, 2010, Class A shares of Invesco Growth Allocation Fund, at net asset value (NAV), returned 12.91% and outperformed the Fund’s custom style-specific benchmark, which returned 12.09% over the same period. Weakness in fixed income markets in the first quarter of 2010 and equity markets in the second quarter detracted from overall performance. Third and fourth quarter recoveries in equity, fixed income and commodities markets, however, helped maximize the outperformance for the reporting period.
     Your Fund’s long-term performance appears earlier in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.91%

Class B Shares	12.02

Class C Shares	12.02

Class R Shares	12.61

Class S Shares	12.92

Class Y Shares	13.17

Institutional Class Shares	13.24

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Growth Allocation Index■ (Style-Specific Index)	12.09

Custom Growth Allocation Index — Old■ (Style-Specific Index)	14.84

Lipper Multi-Cap Core Funds Index▼ (Peer Group Index)	16.63

▼Lipper Inc.; ■Invesco, Lipper Inc.

How we invest
Invesco Growth Allocation Fund is intended for investors with a relatively high risk tolerance. The Fund invests in underlying funds diversified among asset classes (stocks, bonds, and commodities), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include stock funds, which represent 71% of the portfolio, balanced-risk allocation and commodity funds that can shift exposures between equities, sovereign debt and commodities, which represents 22%, and one bond fund, which represents the remaining 7% of the portfolio.
     The balanced-risk allocation and commodity funds gain exposure to their underlying assets through the use of derivatives, specifically exchange-traded futures and swaps agreements. The underlying funds may use derivative instruments to implement their investment strategy.
     While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.

     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crises. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during the first quarter of 2010, driven by anticipation that improving economic conditions would boost earnings growth.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a “double dip” recession in the U.S. and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global economic slowdown. These concerns led global investors to seek out safety, driving government bond yields of the world’s largest industrial countries downward.

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation Range*	As of 12/31/10

Balanced Risk	22.00%	22.19%

Large Cap Value	19.48	19.35

International/Global Blend	8.88	8.77

Large Cap Growth	8.57	8.46

International/Global Growth	8.17	8.10

Emerging Markets	7.10	7.04

Large Cap Blend	6.03	6.00

Mid Cap Blend	4.62	4.66

Global Real Estate	4.26	4.29

Small Cap Blend	3.91	3.86

Cash Equivalents Plus Other Assets Less Liabilities	7.00	7.28

*Percentage may not equal 100% due to rounding.

Total Net Assets	$477.5 million

Fund Nasdaq Symbols
Invesco Growth Allocation Fund

Class A Shares	AADAX
Class B Shares	AAEBX
Class C Shares	AADCX
Class R Shares	AADRX
Class S Shares	AADSX
Class Y Shares	AADYX
Institutional Class Shares	AADIX

16	Invesco Allocation Funds

     The third quarter witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Riskier assets such as equities rose in response. In the U.S., the Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve hovering at low levels. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.
     Invesco Balanced-Risk Allocation Fund, Invesco Small Cap Growth Fund, Invesco International Growth Fund and Invesco Global Real Estate Fund were the top performing underlying funds both relatively and absolutely during the first three quarters of 2010. Invesco Large Cap Basic Value Fund, Invesco International Core Equity Fund and Invesco Structured Growth Fund posted negative returns for this same period, while also underperforming their respective benchmarks. Invesco Small Cap Growth Fund, Invesco International Growth Fund, Invesco Large Cap Basic Value Fund and Invesco Structured Growth Fund were no longer held at the end of the fiscal year.
     Effective November 29, 2010, strategic adjustments were made to the Fund reflecting several months of research by Invesco’s Global Asset Allocation team. This was represented by changes to the underlying allocations, including a new allocation to commodities, and a new 20% maximum exchange-traded fund (ETF) exposure.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary policy and the belief that the seven largest developed (G7) economies had recovered since the summer months. For emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The fourth quarter rise in government bond yields took their valuations much closer to our estimate of fair value. The various commodity complexes all enjoyed price advances during the quarter, propelled by tightening supply-demand balances and positive economic prospects among commodity-intensive emerging markets.
     During the last quarter of the reporting period, Invesco Large Cap Growth Fund, Invesco Endeavor Fund and Invesco Small Cap Equity Fund generated positive returns on an absolute and relative basis. Invesco U.S. Government Fund was the only holding with negative absolute performance for the quarter. Invesco Balanced-Risk Allocation Fund, Invesco Global Real Estate Fund and Invesco Developing Markets Fund detracted the most from relative performance. Invesco U.S. Government Fund was no longer held at the end of the fiscal year.
     Thank you for your continued commitment to Invesco Growth Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. with a concentration in finance and real estate from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

17	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance Summary — Invesco Moderate Allocation Fund
For the year ended December 31, 2010, Class A shares of Invesco Moderate Allocation Fund, at net asset value (NAV), returned 12.03% and outperformed the Fund’s custom style-specific benchmark, which returned 11.61% over the same period. Weakness in fixed income markets in the first quarter of 2010 and equity markets in the second quarter detracted from overall performance. Third and fourth quarter recoveries in equity, fixed income and commodities markets, however, helped maximize outperformance for the reporting period.
     Your Fund’s long-term performance appears earlier in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.03%

Class B Shares	11.25

Class C Shares	11.26

Class R Shares	11.77

Class S Shares	12.15

Class Y Shares	12.42

Institutional Class Shares	12.28

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Moderate Allocation Index■ (Style-Specific Index)	11.61

Custom Moderate Allocation Index — Old■ (Style-Specific Index)	12.26

Lipper Mixed-Asset Target Allocation Moderate Funds Index▼ (Peer Group Index)	11.54

▼Lipper Inc.; ■Invesco, Lipper Inc.

How we invest
Invesco Moderate Allocation Fund is intended for investors with moderate risk tolerance. The Fund invests in underlying funds diversified among asset classes (stocks, bonds and commodities), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include stock funds, which represent 52% of the portfolio’s target allocation, bond funds, which represent 30.5% of the portfolio, and balanced-risk allocation and commodity funds that can shift exposures between equities, sovereign debt and commodities, representing 17.5%.
     The balanced-risk allocation and commodity funds gain exposure to their underlying assets through the use of derivatives, specifically exchange-traded futures and swaps agreements. The underlying funds may use derivative instruments to implement their investment strategy.
     While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.
     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crises. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during the first quarter of 2010, driven by anticipation that improving economic conditions would boost earnings growth.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a “double dip” recession in the U.S. and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global econom-

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation Range	As of 12/31/10

Balanced Risk	17.50%	17.81%

Large Cap Value	14.28	14.61

Intermediate Term Taxable Investment Grade	9.15	8.85

Taxable Non Investment Grade	6.71	6.63

International/Global Blend	6.50	6.56

Large Cap Growth	6.27	6.25

International/Global Growth	5.98	6.02

Emerging Markets	5.20	5.12

Large Cap Blend	4.41	4.45

Mid Cap Blend	3.38	3.51

Global Real Estate	3.12	3.14

Small Cap Blend	2.86	2.97

Emerging Markets Fixed-Income	2.44	2.40

Cash Equivalents Plus Other Assets Less Liabilities	12.20	11.68

Total Net Assets	$575.8 million

Fund Nasdaq Symbols Invesco Moderate Allocation Fund

Class A Shares	AMKAX
Class B Shares	AMKBX
Class C Shares	AMKCX
Class R Shares	AMKRX
Class S Shares	AMKSX
Class Y Shares	ABKYX
Institutional Class Shares	AMLIX

18	Invesco Allocation Funds

ic slowdown. These concerns led global investors to seek out safety, driving government bond yields of the world’s largest industrial countries downward.
     The third quarter witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Riskier assets such as equities rose in response. In the U.S., the Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve hovering at low levels. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.
     Invesco Core Bond Fund, Invesco Balanced-Risk Allocation Fund and Invesco High Yield Fund were the top absolute performers for the first three quarters of 2010; they also contributed on a relative basis. Invesco International Core Equity Fund, Invesco Large Cap Basic Value Fund and Invesco Structured Growth Fund were the top detractors on an absolute and a benchmark-relative basis during this time. Invesco Large Cap Basic Value Fund and Invesco Structured Growth Fund were no longer held at the end of the fiscal year.
     Effective November 29, 2010, strategic adjustments were made to the Fund reflecting several months of research by Invesco’s Global Asset Allocation team. This was represented by changes to the underlying allocations, including a new allocation to commodities, and a new 20% maximum exchange-traded fund (ETF) exposure.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary policy and the belief that the seven largest developed (G7) economies had recovered since the summer months. For emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures.
The fourth quarter rise in government bond yields took their valuations much closer to our estimate of fair value. The various commodity complexes all enjoyed price advances during the quarter, propelled by tightening supply-demand balances and positive economic prospects among commodity-intensive emerging markets.
     For the fourth quarter of the reporting period, allocations within the Fund to Invesco Large Cap Growth Fund, Invesco Endeavor Fund and Invesco Small Cap Equity Fund were beneficial on an absolute and relative basis. Although it reported a positive absolute return in the fourth quarter of 2010, Invesco Diversified Dividend Fund detracted from relative performance. Invesco Core Bond Fund was the only holding to have negative performance during this time, but was positive relative to the benchmark. Invesco Balanced-Risk Allocation Fund, Invesco Global Real Estate Fund and Invesco Developing Markets Fund were the main detractors from relative performance during the fourth quarter. Despite this, the Fund as a whole ended the reporting period with positive absolute and relative performance.
     Thank you for your continued commitment to Invesco Moderate Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. with a concentration in finance and real estate from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

19	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance Summary — Invesco Moderate Growth Allocation Fund
For the year ended December 31, 2010, Class A shares of Invesco Moderate Growth Allocation Fund, at net asset value (NAV), returned 12.89% and outperformed the Fund’s custom style-specific benchmark, which returned 11.76% over the same period. Weakness in fixed income markets in the first quarter of 2010 and equity markets in the second quarter detracted from overall performance. Third and fourth quarter recoveries in equity, fixed income and commodities markets, however, helped maximize the outperformance for the reporting period.
     Your Fund’s long-term performance appears earlier in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.89%

Class B Shares	11.99

Class C Shares	12.00

Class R Shares	12.62

Class Y Shares	13.19

Institutional Shares	13.12

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Moderate Growth Allocation Index■ (Style-Specific Index)	11.76

Custom Moderate Growth Allocation Index — Old■ (Style-Specific Index)	13.76

Lipper Mixed-Asset Target Allocation Growth Funds Index▼ (Peer Group Index)	12.55

▼Lipper Inc.; ■ Invesco, Lipper Inc.

How we invest
Invesco Moderate Growth Allocation Fund is intended for investors with a moderate to high risk tolerance. The Fund invests in funds diversified among asset classes (stocks, bonds and commodities), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). The underlying funds include stock funds, which represent 62% of the portfolio, bond funds, which represent 17% of the portfolio, and balanced-risk allocation and commodity funds that can shift exposures between equities, sovereign debt and commodities, representing 21%.
The balanced-risk allocation and commodity funds gain exposure to their underlying assets through the use of derivatives, specifically exchange-traded futures and swaps agreements. The underlying funds may use derivative instruments to implement their investment strategy.
     While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.

     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crises. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during the first quarter of 2010, driven by anticipation that improving economic conditions would boost earnings growth.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a “double dip” recession in the U.S. and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global economic slowdown. These concerns led global investors to seek out safety, driving government bond yields of the world’s largest industrial countries downward.

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation Range	As of 12/31/10

Balanced Risk	21.00%	21.21%

Large Cap Value	17.02	16.93

International/Global Blend	7.75	7.67

Large Cap Growth	7.48	7.39

International/Global Growth	7.13	7.07

Emerging Markets	6.20	6.16

Large Cap Blend	5.26	5.23

Mid Cap Blend	4.03	4.08

Global Real Estate	3.72	3.73

Small Cap Blend	3.41	3.39

Taxable Non Investment Grade	2.89	2.86

Intermediate Term Taxable Investment Grade	2.55	2.50

Emerging Markets Fixed-Income	1.36	1.35

Cash Equivalents Plus Other Assets Less Liabilities	10.20	10.43

Total Net Assets	$304.1 million

Fund Nasdaq Symbols Invesco Moderate Growth Allocation Fund

Class A Shares	AAMGX
Class B Shares	AMBGX
Class C Shares	ACMGX
Class R Shares	RAMGX
Class Y Shares	AAMYX
Institutional Class Shares	AIMGX

20	Invesco Allocation Funds

     The third quarter witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Riskier assets such as equities rose in response. In the U.S., the Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve hovering at low levels. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.
     Of the underlying funds, Invesco Balanced-Risk Allocation Fund, Invesco High Yield Fund and Invesco Core Bond Fund contributed most during the first three quarters of the year on absolute basis while also contributing on a relative basis. Invesco Large Cap Basic Value Fund, Invesco International Core Equity Fund and Invesco Structured Growth Fund each detracted from performance on an absolute and relative basis over the same period. Invesco Large Cap Basic Value Fund and Invesco Structured Growth Fund were no longer held at the end of the fiscal year.
     Effective November 29, 2010, strategic adjustments were made to the Fund reflecting several months of research by Invesco’s Global Asset Allocation team. This was represented by changes to the underlying allocations, including a new allocation to commodities, and a new 20% maximum exchange-traded fund (ETF) exposure.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary policy and the belief that the seven largest developed (G7) economies had recovered since the summer months. For emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The fourth quarter rise in government bond yields took their valuations much closer to our estimate of fair value. The various commodity complexes all enjoyed price advances during the quarter, propelled by tightening supply-demand balances and positive economic prospects among commodity-intensive emerging markets.
     Rounding out the reporting period, allocations to Invesco Large Cap Growth Fund, Invesco Endeavor Fund and Invesco Small Cap Equity Fund contributed positively to performance on an absolute and relative basis in the fourth quarter. Conversely, only Invesco Core Bond Fund detracted from absolute performance during the quarter. Invesco Balanced-Risk Allocation Fund, Invesco Global Real Estate Fund, Invesco Developing Markets Fund, Invesco Diversified Dividend Fund and Invesco Charter Fund each underperformed their respective benchmarks while still contributing to positive absolute performance.
     Thank you for your continued commitment to Invesco Moderate Growth Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Growth Allocation Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. with a concentration in finance and real estate from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Growth Allocation Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Growth Allocation Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Growth Allocation Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Growth Allocation Fund.
He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

21	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance Summary — Invesco Moderately Conservative Allocation Fund
For the year ended December 31, 2010, Class A shares of Invesco Moderately Conservative Allocation Fund, at net asset value (NAV), returned 9.33% and underperformed the Fund’s custom style-specific benchmark, which returned 9.85% over the same period. Weakness in fixed income markets in the first quarter of 2010 and equity markets in the second quarter detracted from overall performance. Third and fourth quarter recoveries in equity, fixed income and commodities markets, however, helped minimize the underperformance for the reporting period.
     Your Fund’s long-term performance appears earlier in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.33%

Class B Shares	8.45

Class C Shares	8.43

Class R Shares	8.96

Class Y Shares	9.49

Institutional Class Shares	9.57

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Moderately Conservative Allocation Index■ (Style-Specific Index)	9.85

Custom Moderately Conservative Allocation Index — Old■ (Style-Specific Index)	11.13

Lipper Mixed-Asset Target Allocation Conservative Funds Index▼ (Peer Group Index)	9.99

▼Lipper Inc.; ■Invesco, Lipper Inc.

How we invest
Invesco Moderately Conservative Allocation Fund is intended for investors with a low to moderate risk tolerance. The Fund invests in underlying funds diversified among asset classes (stocks, bonds and commodities), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (mid and large). The underlying funds include bond funds, which represent 54.50% of the portfolio, stock funds, which represent 32% of the portfolio, and balanced-risk allocation and commodity funds that can shift exposures between equities, sovereign debt and commodities, representing the remaining 13.50%.
     The balanced-risk allocation and
commodity funds gain exposure to their underlying assets through the use of derivatives, specifically exchange-traded futures and swaps agreements. The underlying funds may use derivative instruments to implement their investment strategy.
     While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.
     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crises. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during the first quarter of 2010, driven by anticipation that improving economic conditions would boost earnings growth.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a “double dip” recession in the U.S. and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global economic slowdown. These concerns led global investors to seek out safety, driving government bond yields of the world’s largest industrial countries downward.
     The third quarter witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation Range	As of 12/31/10

Intermediate Term Taxable Investment Grade	24.52%	24.32%

Balanced Risk	13.50	13.74

Taxable Non Investment Grade	10.36	10.33

Large Cap Value	8.78	8.79

International/Global Blend	4.00	3.98

Large Cap Growth	3.86	3.84

International/Global Growth	3.68	3.67

Emerging Markets Fixed-Income	3.27	3.25

Emerging Markets	3.20	3.20

Large Cap Blend	2.72	2.72

Mid Cap Blend	2.08	2.12

Global Real Estate	1.92	1.94

Small Cap Blend	1.76	1.77

Cash Equivalents Plus Other Assets Less Liabilities	16.35	16.33

Total Net Assets	$73.8 million

Fund Nasdaq Symbols Invesco Moderately Conservative Allocation Fund

Class A Shares	CAAMX
Class B Shares	CMBAX
Class C Shares	CACMX
Class R Shares	CMARX
Class Y Shares	CAAYX
Institutional Class Shares	CMAIX

22	Invesco Allocation Funds

European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Riskier assets such as equities rose in response. In the U.S., the Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve hovering at low levels. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.
     Invesco Core Bond Fund, Invesco U.S. Government Fund, Invesco Balanced-Risk Allocation Fund and Invesco High Yield Fund were the top contributors to the Fund on an absolute basis during the first three quarters of the reporting period. All of these, with the exception of Invesco U.S. Government Fund, also contributed on a relative basis. Invesco Large Cap Basic Value Fund, Invesco Structured Growth Fund and Invesco International Core Equity Fund were the only detractors from overall performance over that same time period and also detracted on an absolute and relative basis. Invesco U.S. Government Fund, Invesco Large Cap Basic Value Fund and Invesco Structured Growth Fund were no longer held at the end of the fiscal year.
     Effective November 29, 2010, strategic adjustments were made to the Fund reflecting several months of research by Invesco’s Global Asset Allocation team. This was represented by changes to the underlying allocations, including a new allocation to commodities, and a new 20% maximum exchange-traded fund (ETF) exposure.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary policy and the belief that the seven largest developed (G7) economies had recovered since the summer months. For emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The fourth quarter rise in government bond yields took their valuations much closer to our estimate of fair value. The various commodity complexes all enjoyed price advances during the quarter, propelled by tightening supply-demand balances and positive economic prospects among commodity-intensive emerging markets.
     Rounding out the reporting period, allocations to Invesco Large Cap Growth Fund, Invesco Endeavor Fund and Invesco Small Cap Equity Fund contributed to the Fund’s performance on an absolute and relative basis for the fourth quarter. Conversely, Invesco Core Bond Fund and Invesco U.S. Government Fund detracted from performance in the fourth quarter.
     Thank you for your continued commitment to Invesco Moderately Conservative Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderately Conservative Allocation Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. with a concentration in finance and real estate from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderately Conservative Allocation Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderately Conservative Allocation Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderately Conservative Allocation Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderately Conservative Allocation Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

23	Invesco Allocation Funds

Invesco Conservative Allocation Fund’s and Invesco Moderately Conservative Allocation Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.
Invesco Growth Allocation Fund’s and Invesco Moderate Growth Allocation Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
Invesco Moderate Allocation Fund’s investment objective is total return consistent with a moderate level of risk relative to the broad stock market.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class S shares are closed to most investors. See the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in Invesco Allocation Funds

Invesco
	Invesco	Invesco	Invesco	Invesco	Moderately
	Conservative	Growth	Moderate	Moderate Growth	Conservative
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Active Trading Risk	X	X	X	X	X

Cash/Cash Equivalents Risk	X	X	X	X	X

Commodity Risk	X	X	X	X	X

Commodity-Linked Notes	X	X	X	X	X

Concentration Risk	X	X	X	X	X

Convertible Securities Risk	X	X	X		X

Counterparty Risk	X	X	X	X	X

Credit Risk	X	X	X	X	X

Currency/Exchange Rate Risk	X	X	X	X	X

Debt Securities Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Developing Markets Securities Risk	X	X	X	X	X

Dollar Roll Transactions Risk	X	X	X	X	X

Exchange-Traded Funds Risk	X	X	X	X	X

Foreign Securities Risk	X	X	X	X	X

Fund of Funds Risk	X	X	X	X	X

Futures Risk	X	X	X	X	X

Growth Investing Risk		X

High Yield Bond (Junk Bond) Risk	X	X	X	X	X

Independent Management of Sector Risk		X

Interest Rate Risk	X	X	X	X	X

Issuer Specific Changes Risk	X	X	X	X	X

Leverage Risk	X	X	X	X	X

Limited Number of Holdings	X	X	X	X	X

Liquidity Risk	X	X	X	X	X

Management Risk	X	X	X	X	X

Market Risk	X	X	X	X	X

Market Trading Risk	X	X	X	X	X

Mortgage- and Asset-Backed Securities Risk	X	X	X	X	X
24	Invesco Allocation Funds

Invesco
	Invesco	Invesco	Invesco	Invesco	Moderately
	Conservative	Growth	Moderate	Moderate Growth	Conservative
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Municipal Securities Risk		X	X	X	X

Non-Correlation Risk	X	X	X	X	X

Non-diversification Risk	X	X	X	X	X

Options Risk	X	X	X	X	X

Prepayment Risk	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X

REIT Risk/Real Estate Risk		X	X	X	X

Replication Management Risk	X	X	X	X	X

Repurchase Agreement Risk	X

Reverse Repurchase Agreement Risk					X

Sector Fund Risk		X

Short Sales Risk	X	X	X	X	X

Small- and Mid-Capitalization Risk	X	X	X	X	X

Subsidiary Risk	X	X	X	X	X

Swaps Risk	X	X	X	X	X

Tax Risk	X	X	X	X	X

U.S. Government Obligations Risk	X	X	X	X	X

Value Investing Risk	X	X	X	X	X

Principal risks defined
■	Active Trading Risk: Frequent trading of portfolio securities results in increased costs and may, thereby lower the underlying fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect an underlying fund’s tax liability.

■	Cash/Cash Equivalents Risk: To the extent an underlying fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the underlying fund may not achieve its investment objectives and may underperform.

■	Commodity Risk: Certain of the underlying funds and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject an underlying fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because certain of the underlying fund’s and the
Subsidiary’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund shares.

■	Commodity-Linked Notes Risk: An underlying fund’s investments in commodity-linked notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market, risk of greater volatility, that do not affect traditional equity and debt securities.

■	Concentration Risk: To the extent, an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
continued on page 26

25	Invesco Allocation Funds

■	Convertible Securities Risk: The values of convertible securities in which the underlying fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the underlying fund.

■	Counterparty Risk: Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

■	Credit Risk: The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

■	Currency/Exchange Rate Risk: The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

■	Debt Securities Risk: The underlying funds may invest a portion of their assets in debt securities such as notes and bonds. The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities.

■	Derivatives Risk: Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. An underlying fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund. In addition, the use of certain derivatives may cause an underlying fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

■	Developing Markets Securities Risk: The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

■	Dollar Roll Transactions Risk: Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase. Also, in the event the buyer of mortgage-related files for bankruptcy or becomes insolvent, the underlying fund’s use of the proceeds from the sale may be restricted pending a decision whether the underlying fund is obligated to repurchase mortgage-related securities.
■	Exchange-Traded Funds Risk: An investment by the Fund or underlying fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of ETFs shares may trade above or below their net asset value; (2) an active trading market for the ETFs shares may not develop or be maintained; (3) trading ETFs shares may be halted if the listing exchange’s officials deem such action appropriate; (4) ETFs may not be actively managed and may not accurately track the performance of the reference index; (5) ETFs would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track; and (6) the value of an investment in ETFs will decline more or less in correlation with any decline in the value of the index they seek to track. ETFs may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■	Foreign Securities Risk: The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

26	Invesco Allocation Funds

■	Fund of Funds Risk: The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the advisor’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

■	Futures Risk: A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Growth Investing Risk: Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

■	High Yield Bond (Junk Bond) Risk: Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

■	Independent Management of Sector Risk: Underlying funds may invest in different, independently-managed sectors. Accordingly, poor performance of an investment in one sector may have a significant effect on an underlying fund’s net asset value. Additionally, active rebalancing of an underlying fund’s investments among the sectors may result in increased transaction costs. Independent management of sectors may also result in adverse tax consequences when one or more of an underlying fund’s portfolio managers effect transactions in the same security at or about the same time.

■	Interest Rate Risk: Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

■	Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

■	Leverage Risk: Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Limited Number of Holdings Risk: Because a large percentage of an underlying fund’s assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in an underlying fund.

■	Liquidity Risk: A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities.

■	Management Risk: The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.

■	Market Risk: The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Market Trading Risk: Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any fund of fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying ETFs.

■	Mortgage- and Asset-Backed Securities Risk: Certain of the underlying funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value.

■	Municipal Securities Risk: An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security is

27	Invesco Allocation Funds

not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a desirable price. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value.

■	Non-Correlation Risk: An underlying fund’s return may not match the return of the underlying index of certain underlying ETFs for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index of certain underlying ETFs, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index of certain underlying ETFs. In addition, the performance of an underlying fund and the underlying index of certain underlying ETFs may vary due to asset valuation differences and differences between an underlying fund’s portfolio and the underlying index of certain underlying ETFs resulting from legal restrictions, cost or liquidity constraints.

■	Non-Diversification Risk: Certain of the underlying funds in which the fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of any single issuer than a diversified fund. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

■	Options Risk: A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

■	Prepayment Risk: An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund’s potential gains. Prepayments may require the underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting an underlying fund’s yield.
■	Reinvestment Risk: Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond. If interest rates decline, the underlying bond may rise in value, but the cash flows received from that bond may have to be reinvested at a lower interest rate.

■	REIT Risk/Real Estate Risk: Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Real estate companies, including real estate investment trusts or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■	Replication Management Risk: Unlike many investment companies, certain of the underlying funds are not “actively” managed. That is, an underlying fund does not utilize an investing strategy that seeks returns in excess of the underlying index of certain underlying ETFs. Therefore, it would not necessarily sell a security unless that security is removed from the underlying index of certain underlying ETFs.

■	Repurchase Agreement Risk: If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

■	Reverse Repurchase Agreement Risk: Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price, or that the other party may default on its obligation, causing the underlying fund to be delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the underlying fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the underlying fund’s repurchase obligation.

■	Sector Fund Risk: Certain of the underlying fund’s investments may be concentrated in a comparatively narrow segment of the economy. This means that an underlying fund’s investment concentration in the sector is higher than most mutual funds and the broad securities market. Consequently, an underlying fund may tend to be more volatile than other mutual funds, and consequently the value of an investment in the underlying fund may tend to rise and fall more rapidly.

■	Short Sales Risk: If an underlying fund sells short a security that it does not own and the security increases in value, the underlying fund will pay a higher price to repurchase the security. The more the underlying fund pays, the more it will lose on the transaction, which adversely affects its share price. As there is no limit on how much the price of the security can increase, an underlying fund’s exposure is unlimited.

■	Small- and Mid-Capitalization Risk: Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	Subsidiary Risk: By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the

28	Invesco Allocation Funds

underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the underlying fund, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund Prospectus and the SAI and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

■	Swaps Risk: A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

■	Tax Risk: As a regulated investment company, an underlying fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Certain of the underlying funds intend to treat the income it derives from commodity-linked notes and the Subsidiary as qualifying income based on a number of private letter rulings provided to third-parties not associated with the underlying fund (which only these parties may cite as precedent). If, however, the IRS were to change its position with respect to the conclusions reached in these private letter rulings, the income and gains from an underlying fund’s investment in the commodity-linked notes and/or the Subsidiary might be non-qualifying income, and there is a possibility such change in position might be applied to an underlying fund retroactively, in which case an underlying fund might not qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board may authorize a significant change in investment strategy or underlying fund liquidation. For more information, please see the “Dividends, Distributions and Tax Matters” section in the Fund’s SAI.

■	U.S. Government Obligations Risk: An underlying fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer defaulted, the underlying fund holding securities of the issuer might not be able to recover its investment from the U.S. Government.

■	Value Investing Risk: Value stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks and may never realize their full value. Value stocks tend to be currently out-of-favor with many investors.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Custom Conservative Allocation Index, created by Invesco to serve as a benchmark for Invesco Conservative Allocation Fund, is composed of the S&P 500, the MSCI EAFE® and the Barclays Capital U.S. Aggregate.

■	The Custom Conservative Allocation Index — Old, created by Invesco to serve as a benchmark for Invesco Conservative Allocation Fund, is composed of the following indexes: Russell 3000®, MSCI EAFE, Barclays Capital U.S. Universal, FTSE NAREIT Equity REITs and the three-month U.S. Treasury bill. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
■	The Custom Growth Allocation Index, created by Invesco to serve as a benchmark for Invesco Growth Allocation Fund, is composed of the S&P 500, the MSCI EAFE and the Barclays Capital U.S. Aggregate.

■	The Custom Growth Allocation Index — Old, created by Invesco to serve as a benchmark for Invesco Growth Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal.

■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.

■	The Custom Moderate Allocation Index, created by Invesco to serve as a benchmark for Invesco Moderate Allocation Fund, is composed of the S&P 500, the MSCI EAFE and the Barclays Capital U.S. Aggregate.

■	The Custom Moderate Allocation Index — Old, created by Invesco to serve as a benchmark for Invesco Moderate Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal.

■	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.

■	The Custom Moderate Growth Allocation Index, created by Invesco to serve as a benchmark for Invesco Moderate Growth Allocation Fund, is composed of the S&P 500, the MSCI EAFE and the Barclays Capital U.S. Aggregate.

■	The Custom Moderate Growth Allocation Index — Old, created by Invesco to serve as a benchmark for Invesco Moderate Growth Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal.

■	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.

■	The Custom Moderately Conservative Allocation Index, created by Invesco to serve as a benchmark for Invesco Moderately Conservative Allocation Fund, is composed of the S&P 500, the MSCI EAFE and the Barclays Capital U.S. Aggregate.

29	Invesco Allocation Funds

■	The Custom Moderately Conservative Allocation Index — Old, created by Invesco to serve as a benchmark for Invesco Moderately Conservative Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal.

■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Russell 3000 Index is an unmanaged index considered representative of the U.S. stock market.

■	The MSCI EAFE Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

■	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs.

■	The T-Bill 3 Month Index is tracked by Lipper to provide performance for the 3-month U.S. Treasury Bill. An investment cannot be made directly in an index.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

■	The composition of a custom index may change from time to time based on the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

30	Invesco Allocation Funds

Schedule of Investments

December 31, 2010

Invesco Conservative Allocation Fund
Schedule of Investments in Affiliated Issuers–100.27%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/10	12/31/10

Asset Allocation Funds–6.08%
Invesco Balanced-Risk Allocation Fund	6.08%	$6,926,067	$3,792,785	$(3,603,434)	$135,096	$412,045		$397,188	681,494	$7,625,914

Domestic Equity Funds–16.79%
Invesco Charter Fund	2.36%	4,330,646	732,123	(2,300,797)	377,305	(180,267)		25,444	178,254	2,959,010

Invesco Diversified Dividend Fund	3.63%	—	4,263,693	(106,812)	395,250	1,261		37,013	371,402	4,553,392

Invesco Endeavor Fund(b)	1.86%	2,300,183	395,807	(875,650)	430,023	82,596		—	138,949	2,332,959

Invesco Large Cap Basic Value Fund	—%	2,254,529	380,801	(2,588,141)	291,037	(338,226)		—	—	—

Invesco Large Cap Growth Fund(b)	3.31%	2,173,501	2,095,829	(780,061)	758,977	(102,789)		—	333,504	4,145,457

Invesco Multi-Sector Fund(b)	—%	2,154,251	401,744	(2,540,947)	257,717	(272,765)		—	—	—

Invesco Small Cap Equity Fund(b)	1.56%	—	1,778,054	(171,796)	333,784	14,978		—	153,818	1,955,020

Invesco Structured Growth Fund	—%	2,183,583	401,717	(2,513,907)	237,380	(308,773)		—	—	—

Invesco Structured Value Fund(b)	—%	2,190,321	367,121	(2,562,719)	163,678	(158,401)		—	—	—

Invesco Van Kampen Comstock Fund	2.21%	—	2,552,687	(75,705)	293,824	3,465		11,877	176,480	2,774,271

Invesco Van Kampen Growth and Income Fund	1.86%	—	2,161,879	(91,823)	262,897	4,464		7,262	121,424	2,337,417

Total Domestic Equity Funds		17,587,014	15,531,455	(14,608,358)	3,801,872	(1,254,457)		81,596	1,473,831	21,057,526

Fixed-Income Funds–66.02%
Invesco Balanced-Risk Commodity Strategy Fund(b)	3.27%	—	3,703,030	—	392,521	—		—	370,303	4,095,551

Invesco Core Bond Fund	28.19%	24,898,556	15,965,455	(6,053,211)	1,408,471	(876,878)		1,167,529	3,931,301	35,342,393

Invesco Emerging Market Local Currency Debt Fund	2.55%	—	3,302,356	(229,791)	120,891	9,919		169,117	302,205	3,203,375

Invesco Floating Rate Fund	6.39%	8,518,107	1,607,094	(2,528,263)	840,265	(421,557)		440,848	1,035,613	8,015,646

Invesco High Yield Fund	3.83%	—	4,753,730	—	44,986	—		31,371	1,131,773	4,798,716

Invesco International Total Return Fund	—%	4,559,010	974,688	(5,544,850)	(338,185)	349,337		58,086	—	—

Invesco Limited Maturity Treasury Fund	—%	8,407,619	2,443,909	(10,927,524)	(172,881)	248,877		35,202	—	—

Invesco Short Term Bond Fund	9.49%	26,254,044	6,380,396	(20,977,685)	2,079,242	(1,839,912)		696,695	1,367,366	11,896,085

PowerShares 1-30 Laddered Treasury Portfolio–ETF	12.30%	—	15,893,947	—	(468,342)	—		40,278	551,900	15,425,605

Total Fixed-Income Funds		72,637,336	55,024,605	(46,261,324)	3,906,968	(2,530,214)		2,639,126	8,690,461	82,777,371

Foreign Equity Funds–9.34%
Invesco Developing Markets Fund	2.70%	—	3,289,989	(84,932)	174,523	6,794		32,946	102,238	3,383,047

Invesco International Core Equity Fund	3.46%	3,061,375	1,529,826	(467,871)	438,529	(225,798)		81,954	389,583	4,336,061

Invesco International Growth Fund	3.18%	—	3,791,656	(156,563)	339,108	8,997		52,230	142,767	3,983,198

Total Foreign Equity Funds		3,061,375	8,611,471	(709,366)	952,160	(210,007)		167,130	634,588	11,702,306

Real Estate Funds–1.66%
Invesco Global Real Estate Fund	1.66%	—	2,029,556	(23,240)	77,816	1,505		71,449	200,542	2,085,637

Invesco Select Real Estate Income Fund	—%	3,345,258	480,446	(4,202,105)	(44,516)	420,917		98,571	—	—

Total Real Estate Funds		3,345,258	2,510,002	(4,225,345)	33,300	422,422		170,020	200,542	2,085,637

Money Market Funds–0.38%
Liquid Assets Portfolio	0.19%	10,507,622	11,176,662	(21,447,384)	—	—		16,812	236,900	236,900

Premier Portfolio	0.19%	—	10,115,529	(9,878,629)	—	—		170	236,900	236,900

Total Money Market Funds		10,507,622	21,292,191	(31,326,013)	—	—		16,982	473,800	473,800

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $121,208,620)	100.27%	$114,064,672	$106,762,509	$(100,733,840)	$8,829,396	$(3,160,211	)(c)	$3,472,042		$125,722,554

OTHER ASSETS LESS LIABILITIES	(0.27)%									(334,359)

NET ASSETS	100.00%									$125,388,195

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $36,645 and $3,327 of capital gains from Invesco Balanced-Risk Allocation Fund and Invesco Developing Markets Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        Invesco Allocation Funds

Schedule of Investments

December 31, 2010

Invesco Growth Allocation Fund
Schedule of Investments in Affiliated Issuers — 100.11%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/10	12/31/10

Asset Allocation Funds–16.02%
Invesco Balanced-Risk Allocation Fund	16.02%	$81,557,041	$10,336,843	$(21,295,893)	$3,679,598	$2,578,567		$3,933,926	6,835,854	$76,493,210

Domestic Equity Funds–42.33%
Invesco Charter Fund	6.00%	—	27,281,489	(1,126,296)	2,430,875	32,745		249,124	1,724,025	28,618,813

Invesco Diversified Dividend Fund	9.13%	—	41,884,866	(2,150,151)	3,806,451	72,942		362,741	3,557,431	43,614,108

Invesco Dynamics Fund(b)	—%	16,402,714	1,119,919	(18,439,043)	1,519,982	(603,572)		—	—	—

Invesco Endeavor Fund(b)	4.66%	—	20,618,556	(2,005,624)	3,488,904	171,434		—	1,326,580	22,273,270

Invesco Large Cap Basic Value Fund	—%	28,579,127	1,532,424	(29,433,900)	13,104,114	(13,781,765)		—	—	—

Invesco Large Cap Growth Fund(b)	8.46%	31,599,820	11,923,154	(9,549,170)	7,442,851	(1,028,473)		—	3,249,250	40,388,182

Invesco Multi-Sector Fund(b)	—%	38,990,048	2,531,725	(41,167,860)	8,852,793	(9,206,706)		—	—	—

Invesco Small Cap Equity Fund(b)	3.86%	—	17,366,355	(2,325,914)	3,150,030	259,703		—	1,451,627	18,450,174

Invesco Small Cap Growth Fund(b)	—%	31,294,716	2,154,643	(35,992,138)	5,273,957	(2,731,178)		—	—	—

Invesco Structured Growth Fund	—%	31,651,405	2,026,320	(32,615,815)	8,151,174	(9,213,084)		—	—	—

Invesco Structured Value Fund(b)	—%	27,718,700	1,375,168	(29,062,452)	7,987,855	(8,019,271)		—	—	—

Invesco Van Kampen Comstock Fund	5.53%	—	25,076,354	(1,559,057)	2,804,540	77,775		115,613	1,679,365	26,399,612

Invesco Van Kampen Growth and Income Fund	4.69%	—	21,167,971	(1,387,204)	2,522,787	76,012		71,293	1,162,575	22,379,566

Total Domestic Equity Funds		206,236,530	176,058,944	(206,814,624)	70,536,313	(43,893,438)		798,771	14,150,853	202,123,725

Fixed-Income Funds–13.12%
Invesco Balanced-Risk Commodity Strategy Fund(b)	6.17%	—	27,443,590	(853,650)	2,823,817	49,836		—	2,663,978	29,463,593

Invesco Emerging Market Local Currency Debt Fund	—%	—	22,893,848	(24,526,760)	—	1,632,912		465,637	—	—

Invesco High Yield Fund	—%	23,555,011	2,676,988	(27,234,422)	708,757	293,666		1,684,439	—	—

Invesco U.S. Government Fund	—%	—	5,063,825	(5,052,311)	—	(11,514)		32,386	—	—

PowerShares 1-30 Laddered Treasury Portfolio–ETF	6.95%	—	34,123,121	—	(935,291)	—		81,847	1,187,400	33,187,830

Total Fixed-Income Funds		23,555,011	92,201,372	(57,667,143)	2,597,283	1,964,900		2,264,309	3,851,378	62,651,423

Foreign Equity Funds–23.91%
Invesco Developing Markets Fund	7.04%	—	33,070,435	(1,224,711)	1,704,646	84,228		322,964	1,015,472	33,601,985

Invesco International Core Equity Fund	8.77%	55,392,320	7,556,396	(22,509,949)	9,858,680	(8,438,702)		802,000	3,760,894	41,858,745

Invesco International Growth Fund	8.10%	56,511,853	2,989,797	(25,089,710)	9,899,797	(5,637,530)		510,631	1,386,172	38,674,207

Total Foreign Equity Funds		111,904,173	43,616,628	(48,824,370)	21,463,123	(13,992,004)		1,635,595	6,162,538	114,134,937

Real Estate Funds–4.29%
Invesco Global Real Estate Fund	4.29%	23,221,846	2,168,374	(7,359,122)	5,245,439	(2,815,785)		1,000,948	1,967,380	20,460,752

Money Market Funds–0.44%
Liquid Assets Portfolio	0.22%	—	22,358,128	(21,291,330)	—	—		462	1,066,798	1,066,798

Premier Portfolio	0.22%	—	22,358,128	(21,291,330)	—	—		187	1,066,798	1,066,798

Total Money Market Funds		—	44,716,256	(42,582,660)	—	—		649	2,133,596	2,133,596

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $451,372,325)	100.11%	$446,474,601	$369,098,417	$(384,543,812)	$103,521,756	$(56,157,760	)(c)	$9,634,198		$477,997,643

OTHER ASSETS LESS LIABILITIES	(0.11)%									(542,571)

NET ASSETS	100.00%									$477,455,072

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $362,946 and $32,613 of capital gains from Invesco Balanced-Risk Allocation Fund and Invesco Developing Markets Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        Invesco Allocation Funds

Schedule of Investments

December 31, 2010

Invesco Moderate Allocation Fund
Schedule of Investments in Affiliated Issuers — 100.18%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/10	12/31/10

Asset Allocation Funds–12.46%
Invesco Balanced-Risk Allocation Fund	12.46%	$60,010,921	$20,831,824	$(13,275,032)	$2,842,229	$1,671,087		$3,758,324	6,410,570	$71,734,284

Domestic Equity Funds–31.79%
Invesco Capital Development Fund(b)	—%	15,671,338	1,437,269	(17,581,419)	5,205,063	(4,732,251)		—	—	—

Invesco Charter Fund	4.45%	—	24,365,079	(928,486)	2,172,759	29,886		221,760	1,544,532	25,639,238

Invesco Diversified Dividend Fund	6.89%	—	37,463,243	(1,265,707)	3,458,317	34,698		324,529	3,237,402	39,690,551

Invesco Endeavor Fund(b)	3.51%	—	18,475,230	(1,529,969)	3,169,017	116,823		—	1,204,949	20,231,101

Invesco Large Cap Basic Value Fund	—%	19,767,702	1,448,446	(20,748,218)	9,326,020	(9,793,950)		—	—	—

Invesco Large Cap Growth Fund(b)	6.25%	23,850,702	12,898,785	(6,521,694)	6,146,270	(401,582)		—	2,894,005	35,972,481

Invesco Mid Cap Basic Value Fund(b)	—%	17,039,502	1,538,360	(19,481,866)	1,741,538	(837,534)		—	—	—

Invesco Multi-Sector Fund(b)	—%	18,869,576	1,625,720	(20,316,438)	4,702,481	(4,881,339)		—	—	—

Invesco Small Cap Equity Fund(b)	2.97%	—	15,572,405	(1,563,813)	2,914,554	147,814		—	1,343,113	17,070,960

Invesco Small Companies Fund(b)	—%	19,235,383	1,533,316	(21,178,008)	(620,112)	1,029,421		—	—	—

Invesco Structured Growth Fund	—%	23,940,138	2,033,465	(25,138,631)	4,897,675	(5,732,647)		—	—	—

Invesco Structured Value Fund(b)	—%	19,171,656	1,332,042	(20,485,455)	4,932,695	(4,950,938)		—	—	—

Invesco Van Kampen Comstock Fund	4.17%	—	22,436,072	(1,016,086)	2,551,770	48,493		103,440	1,528,006	24,020,249

Invesco Van Kampen Growth and Income Fund	3.55%	—	18,930,618	(863,203)	2,301,005	43,726		63,788	1,060,371	20,412,146

Total Domestic Equity Funds		157,545,997	161,090,050	(158,618,993)	52,899,052	(29,879,380)		713,517	12,812,378	183,036,726

Fixed-Income Funds–34.76%
Invesco Balanced-Risk Commodity Strategy Fund(b)	5.35%	—	28,020,100	(172,856)	2,952,730	8,700		—	2,785,595	30,808,674

Invesco Core Bond Fund	8.85%	114,351,508	10,255,067	(77,755,247)	14,101,420	(9,980,109)		4,834,500	5,669,927	50,972,639

Invesco Emerging Market Local Currency Debt Fund	2.40%	—	17,230,505	(4,430,443)	759,154	241,956		856,512	1,301,997	13,801,172

Invesco Floating Rate Fund	3.00%	16,069,089	3,965,686	(3,658,881)	1,576,942	(685,077)		872,635	2,230,977	17,267,759

Invesco High Yield Fund	3.63%	51,318,765	5,202,280	(38,021,528)	4,708,340	(2,318,021)		3,755,350	4,926,848	20,889,836

Invesco International Total Return Fund	—%	12,523,521	2,225,372	(14,838,028)	(1,250,047)	1,339,182		160,960	—	—

Invesco Short Term Bond Fund	—%	12,003,557	1,891,260	(14,028,823)	1,455,891	(1,321,885)		239,340	—	—

PowerShares 1-30 Laddered Treasury Portfolio–ETF	11.53%	—	68,817,135	(383,284)	(2,015,935)	(19,896)		173,371	2,375,600	66,398,020

Total Fixed-Income Funds		206,266,440	137,607,405	(153,289,090)	22,288,495	(12,735,150)		10,892,668	19,290,944	200,138,100

Foreign Equity Funds–17.70%
Invesco Developing Markets Fund	5.12%	—	29,084,427	(1,145,168)	1,516,059	79,275		289,046	891,671	29,505,405

Invesco International Core Equity Fund	6.56%	53,626,568	7,750,292	(24,835,762)	9,722,045	(8,483,029)		718,264	3,394,440	37,780,114

Invesco International Growth Fund	6.02%	41,035,276	2,939,579	(13,081,159)	6,072,859	(2,325,305)		456,900	1,241,622	34,641,250

Total Foreign Equity Funds		94,661,844	39,774,298	(39,062,089)	17,310,963	(10,729,059)		1,464,210	5,527,733	101,926,769

Real Estate Funds–3.14%
Invesco Global Real Estate Fund	3.14%	—	18,065,504	(675,303)	673,520	32,624		623,578	1,740,033	18,096,345

Invesco Real Estate Fund	—%	18,463,428	1,264,554	(22,491,393)	3,113,518	(350,107)		297,946	—	—

Total Real Estate Funds		18,463,428	19,330,058	(23,166,696)	3,787,038	(317,483)		921,524	1,740,033	18,096,345

Money Market Funds–0.33%
Liquid Assets Portfolio	0.16%	—	41,031,906	(40,085,157)	—	—		676	946,749	946,749

Premier Portfolio	0.17%	—	41,031,906	(40,085,157)	—	—		277	946,749	946,749

Total Money Market Funds		—	82,063,812	(80,170,314)	—	—		953	1,893,498	1,893,498

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $545,406,078)	100.18%	$536,948,630	$460,697,447	$(467,582,214)	$99,127,777	$(51,989,985	)(c)	$17,751,196		$576,825,722

OTHER ASSETS LESS LIABILITIES	(0.18)%									(1,018,363)

NET ASSETS	100.00%									$575,807,359

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $346,745 and $29,188 of capital gains from Invesco Balanced-Risk Allocation Fund and Invesco Developing Markets Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        Invesco Allocation Funds

Schedule of Investments

December 31, 2010

Invesco Moderate Growth Allocation Fund
Schedule of Investments in Affiliated Issuers — 100.07%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/10	12/31/10

Asset Allocation Funds–15.04%
Invesco Balanced-Risk Allocation Fund	15.04%	$43,472,409	$6,063,646	$(6,815,307)	$2,375,693	$854,583		$2,363,491	4,086,950	$45,732,967

Domestic Equity Funds–37.02%
Invesco Charter Fund	5.23%	—	15,140,623	(602,480)	1,351,379	20,330		138,889	958,425	15,909,852

Invesco Diversified Dividend Fund	8.00%	—	23,277,150	(1,084,024)	2,125,689	37,209		202,862	1,986,625	24,356,024

Invesco Dynamics Fund(b)	—%	9,479,683	698,934	(10,704,618)	1,602,755	(1,076,754)		—	—	—

Invesco Endeavor Fund(b)	4.08%	—	11,477,526	(1,097,742)	1,946,138	98,278		—	739,976	12,424,200

Invesco Large Cap Basic Value Fund	—%	14,689,999	858,855	(15,199,544)	6,222,057	(6,571,367)		—	—	—

Invesco Large Cap Growth Fund(b)	7.39%	16,684,471	6,729,153	(4,522,319)	4,131,011	(553,259)		—	1,807,647	22,469,057

Invesco Mid Cap Basic Value Fund(b)	—%	11,308,407	858,552	(12,763,030)	147,503	448,568		—	—	—

Invesco Multi-Sector Fund(b)	—%	15,013,874	1,057,848	(15,927,518)	3,938,059	(4,082,263)		—	—	—

Invesco Small Cap Equity Fund(b)	3.39%	12,563,110	1,251,330	(6,408,761)	4,076,469	(1,176,455)		—	810,833	10,305,693

Invesco Structured Growth Fund	—%	16,751,603	1,163,490	(17,336,852)	3,919,997	(4,498,238)		—	—	—

Invesco Structured Value Fund(b)	—%	14,240,167	774,507	(14,996,382)	3,749,559	(3,767,851)		—	—	—

Invesco Van Kampen Comstock Fund	4.83%	—	13,959,898	(888,436)	1,559,318	47,348		64,533	933,723	14,678,128

Invesco Van Kampen Growth and Income Fund	4.10%	—	11,754,203	(737,528)	1,405,263	44,105		39,849	647,587	12,466,043

Total Domestic Equity Funds		110,731,314	89,002,069	(102,269,234)	36,175,197	(21,030,349)		446,133	7,884,816	112,608,997

Fixed-Income Funds–23.06%
Invesco Balanced-Risk Commodity Strategy Fund(b)	6.17%	—	17,600,560	(648,900)	1,799,521	24,958		—	1,697,662	18,776,139

Invesco Core Bond Fund	2.50%	26,340,940	1,748,752	(21,329,904)	3,773,659	(2,910,832)		965,598	847,899	7,622,615

Invesco Emerging Market Local Currency Debt Fund	1.35%	—	14,704,758	(11,585,679)	221,307	764,683		445,912	387,271	4,105,069

Invesco Floating Rate Fund	0.84%	—	3,206,660	(745,879)	72,099	13,642		40,033	329,008	2,546,522

Invesco High Yield Fund	2.02%	30,260,457	3,247,352	(28,703,988)	1,882,249	(540,772)		2,188,048	1,449,363	6,145,298

PowerShares 1-30 Laddered Treasury Portfolio–ETF	10.18%	—	31,806,076	—	(854,246)	—		76,337	1,107,400	30,951,830

Total Fixed-Income Funds		56,601,397	72,314,158	(63,014,350)	6,894,589	(2,648,321)		3,715,928	5,818,603	70,147,473

Foreign Equity Funds–20.90%
Invesco Developing Markets Fund	6.16%	—	18,129,943	(369,466)	956,218	32,927		180,767	566,073	18,731,368

Invesco International Core Equity Fund	7.67%	31,285,636	4,343,817	(13,122,153)	6,747,135	(5,929,678)		448,977	2,095,666	23,324,757

Invesco International Growth Fund	7.07%	31,923,178	1,666,823	(14,478,754)	6,267,730	(3,876,434)		285,733	770,700	21,502,543

Total Foreign Equity Funds		63,208,814	24,140,583	(27,970,373)	13,971,083	(9,773,185)		915,477	3,432,439	63,558,668

Real Estate Funds–3.73%
Invesco Global Real Estate Fund	3.73%	11,930,387	959,178	(2,799,072)	2,386,573	(1,114,976)		543,888	1,092,509	11,362,090

Money Market Funds–0.32%
Liquid Assets Portfolio	0.16%	—	19,078,547	(18,599,229)	—	—		431	479,318	479,318

Premier Portfolio	0.16%	—	19,078,547	(18,599,229)	—	—		174	479,318	479,318

Total Money Market Funds		—	38,157,094	(37,198,458)	—	—		605	958,636	958,636

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $287,581,868)	100.07%	$285,944,321	$230,636,728	$(240,066,794)	$61,803,135	$(33,712,248	)(c)	$7,985,522		$304,368,831

OTHER ASSETS LESS LIABILITIES	(0.07)%									(226,324)

NET ASSETS	100.00%									$304,142,507

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.

(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.

(c)	Includes $218,057 and $18,254 of capital gains from Invesco Balanced-Risk Allocation Fund and Invesco Developing Markets Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        Invesco Allocation Funds

Schedule of Investments

December 31, 2010

Invesco Moderately Conservative Allocation Fund
Schedule of Investments in Affiliated Issuers — 100.15%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/10	12/31/10

Asset Allocation Funds–9.59%
Invesco Balanced-Risk Allocation Fund	9.59%	$5,922,144	$2,496,435	$(1,768,250)	$241,565	$220,348		$372,121	632,521	$7,077,910

Domestic Equity Funds–19.24%
Invesco Capital Development Fund(b)	—%	1,283,946	209,452	(1,534,400)	133,050	(92,048)		—	—	—

Invesco Charter Fund	2.72%	—	2,006,658	(176,008)	170,620	7,438		17,871	121,006	2,008,708

Invesco Diversified Dividend Fund	4.15%	—	3,062,944	(279,842)	267,308	12,383		25,951	249,820	3,062,793

Invesco Endeavor Fund(b)	2.12%	—	1,517,178	(216,924)	244,987	18,766		—	93,151	1,564,007

Invesco Large Cap Basic Value Fund	—%	2,918,745	417,045	(3,268,926)	530,694	(597,558)		—	—	—

Invesco Large Cap Growth Fund(b)	3.84%	2,815,372	402,331	(862,700)	571,533	(92,869)		—	227,970	2,833,667

Invesco Mid Cap Basic Value Fund(b)	—%	1,393,381	218,171	(1,683,853)	(158,117)	230,418		—	—	—

Invesco Multi-Sector Fund(b)	—%	1,237,353	197,605	(1,423,834)	202,377	(213,501)		—	—	—

Invesco Small Cap Equity Fund(b)	1.77%	—	1,279,788	(218,129)	223,361	23,197		—	102,928	1,308,217

Invesco Structured Growth Fund	—%	2,827,189	445,146	(3,172,901)	448,437	(547,871)		—	—	—

Invesco Structured Value Fund(b)	—%	2,833,198	398,776	(3,232,721)	316,815	(316,068)		—	—	—

Invesco Van Kampen Comstock Fund	2.52%	—	1,840,519	(193,836)	197,028	10,958		8,256	117,981	1,854,669

Invesco Van Kampen Growth and Income Fund	2.12%	—	1,550,207	(174,463)	176,176	10,929		5,095	81,187	1,562,849

Total Domestic Equity Funds		15,309,184	13,545,820	(16,438,537)	3,324,269	(1,545,826)		57,173	994,043	14,194,910

Fixed-Income Funds–58.40%
Invesco Balanced-Risk Commodity Strategy Fund(b)	4.15%	—	2,910,880	(151,200)	293,462	8,827		—	276,851	3,061,969

Invesco Core Bond Fund	24.32%	14,746,160	5,675,205	(2,845,420)	741,578	(367,059)		677,445	1,996,715	17,950,464

Invesco Emerging Market Local Currency Debt Fund	3.25%	—	2,502,883	(180,138)	65,762	6,528		119,472	225,947	2,395,035

Invesco Floating Rate Fund	5.43%	3,509,152	1,062,159	(762,435)	322,039	(124,994)		192,503	517,561	4,005,921

Invesco High Yield Fund	4.90%	2,989,060	1,175,978	(710,804)	214,246	(50,307)		240,289	853,343	3,618,173

Invesco International Total Return Fund	—%	2,299,377	485,575	(2,801,374)	(163,403)	179,825		29,709	—	—

Invesco Short Term Bond Fund	—%	7,563,696	1,770,371	(9,418,462)	579,478	(495,083)		191,244	—	—

Invesco U.S. Government Fund	—%	8,093,995	1,884,655	(10,291,762)	(119,889)	433,001		291,607	—	—

PowerShares 1-30 Laddered Treasury Portfolio–ETF	16.35%	—	12,415,342	—	(349,327)	—		30,374	431,700	12,066,015

Total Fixed-Income Funds		39,201,440	29,883,048	(27,161,595)	1,583,946	(409,262)		1,772,643	4,302,117	43,097,577

Foreign Equity Funds–10.85%
Invesco Developing Markets Fund	3.20%	—	2,383,170	(150,630)	121,334	7,807		23,139	71,301	2,359,345

Invesco International Core Equity Fund	3.98%	3,521,598	631,213	(1,344,621)	559,793	(433,769)		57,522	263,631	2,934,214

Invesco International Growth Fund	3.67%	1,795,591	1,006,420	(370,781)	396,104	(117,162)		36,489	97,139	2,710,172

Total Foreign Equity Funds		5,317,189	4,020,803	(1,866,032)	1,077,231	(543,124)		117,150	432,071	8,003,731

Real Estate Funds–1.94%
Invesco Global Real Estate Fund	1.94%	—	1,463,738	(86,302)	53,875	2,164		49,886	137,834	1,433,475

Invesco Select Real Estate Income Fund	—%	1,924,045	225,430	(2,362,023)	11,597	200,951		57,442	—	—

Total Real Estate Funds		1,924,045	1,689,168	(2,448,325)	65,472	203,115		107,328	137,834	1,433,475

Money Market Funds–0.13%
Liquid Assets Portfolio	0.06%	—	7,628,672	(7,581,455)	—	—		124	47,217	47,217

Premier Portfolio	0.07%	—	7,628,672	(7,581,455)	—	—		51	47,217	47,217

Total Money Market Funds		—	15,257,344	(15,162,910)	—	—		175	94,434	94,434

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $71,139,816)	100.15%	$67,674,002	$66,892,618	$(64,845,649)	$6,292,483	$(2,074,749	)(c)	$2,426,590		$73,902,037

OTHER ASSETS LESS LIABILITIES	(0.15)%									(108,506)

NET ASSETS	100.00%									$73,793,531

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Includes $34,332 and $2,336 of capital gains from Invesco Balanced-Risk Allocation Fund and Invesco Developing Markets Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35        Invesco Allocation Funds

Statement of Assets and Liabilities

December 31, 2010

				Invesco	Invesco
	Invesco	Invesco	Invesco	Moderate	Moderately
	Conservative	Growth	Moderate	Growth	Conservative
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Assets:
Investments in affiliated underlying funds, at value	$125,722,554	$477,997,643	$576,825,722	$304,368,831	$73,902,037

Cash	11,571	—	54,215	46,662	18,019

Receivable for:
Fund shares sold	108,114	913,977	368,833	384,583	86,329

Dividends — affiliated underlying funds	257	283	689	236	142

Fund expenses absorbed	—	11,763	—	—	—

Investment for trustee deferred compensation and retirement plans	12,331	15,399	16,691	12,837	10,693

Other assets	28,680	31,933	35,534	25,806	21,724

Total assets	125,883,507	478,970,998	577,301,684	304,838,955	74,038,944

Liabilities:
Payable for:
Fund shares reacquired	342,067	1,040,953	933,376	375,798	137,586

Dividends	—	—	10	—	—

Accrued fees to affiliates	89,303	365,116	443,771	229,387	58,707

Accrued operating expenses	43,552	59,724	56,822	57,752	33,753

Trustee deferred compensation and retirement plans	20,390	50,133	60,346	33,511	15,367

Total liabilities	495,312	1,515,926	1,494,325	696,448	245,413

Net assets applicable to shares outstanding	$125,388,195	$477,455,072	$575,807,359	$304,142,507	$73,793,531

Net assets consist of:
Shares of beneficial interest	$134,733,942	$573,842,573	$647,963,888	$391,294,196	$88,580,031

Undistributed net investment income	597,727	6,455,438	8,787,774	6,155,626	1,547,402

Undistributed net realized gain (loss)	(14,457,408)	(129,468,257)	(112,363,947)	(110,094,278)	(19,096,123)

Unrealized appreciation	4,513,934	26,625,318	31,419,644	16,786,963	2,762,221

	$125,388,195	$477,455,072	$575,807,359	$304,142,507	$73,793,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36        Invesco Allocation Funds

Statement of Assets and Liabilities—(continued)

December 31, 2010

				Invesco	Invesco
	Invesco	Invesco	Invesco	Moderate	Moderately
	Conservative	Growth	Moderate	Growth	Conservative
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Net Assets:
Class A	$73,383,465	$285,191,823	$334,066,955	$199,458,597	$46,954,201

Class B	$14,929,227	$69,723,041	$79,149,848	$41,666,075	$9,032,401

Class C	$28,247,443	$74,095,542	$104,059,638	$54,351,026	$14,493,577

Class R	$5,348,358	$14,760,533	$21,639,378	$7,818,434	$3,240,643

Class S	$2,564,500	$32,294,739	$34,746,107	$—	$—

Class Y	$871,019	$1,277,780	$1,084,760	$833,434	$41,093

Institutional Class	$44,183	$111,614	$1,060,673	$14,941	$31,616

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	7,561,214	25,697,329	31,821,270	18,504,867	4,724,669

Class B	1,548,820	6,380,396	7,566,539	3,922,684	914,407

Class C	2,932,129	6,779,639	9,950,571	5,121,682	1,463,656

Class R	552,736	1,335,624	2,063,043	730,277	326,647

Class S	264,405	2,910,725	3,312,346	—	—

Class Y	89,764	115,108	103,345	77,383	4,142

Institutional Class	4,587	9,994	100,766	1,380.3	3,174

Class A:
Net asset value per share	$9.71	$11.10	$10.50	$10.78	$9.94

Maximum offering price per share
(Net asset value of divided by 94.50%)	$10.28	$11.75	$11.11	$11.41	$10.52

Class B:
Net asset value and offering price per share	$9.64	$10.93	$10.46	$10.62	$9.88

Class C:
Net asset value and offering price per share	$9.63	$10.93	$10.46	$10.61	$9.90

Class R:
Net asset value and offering price per share	$9.68	$11.05	$10.49	$10.71	$9.92

Class S:
Net asset value and offering price per share	$9.70	$11.10	$10.49	$—	$—

Class Y:
Net asset value and offering price per share	$9.70	$11.10	$10.50	$10.77	$9.92

Institutional Class:
Net asset value and offering price per share	$9.63	$11.17	$10.53	$10.82	$9.96

Cost of investments in affiliated underlying funds	$121,208,620	$451,372,325	$545,406,078	$287,581,868	$71,139,816

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37        Invesco Allocation Funds

Statement of Operations

For the year ended December 31, 2010

				Invesco	Invesco
	Invesco	Invesco	Invesco	Moderate	Moderately
	Conservative	Growth	Moderate	Growth	Conservative
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Investment income:
Dividends from affiliated underlying funds	$3,472,042	$9,634,198	$17,751,196	$7,985,522	$2,426,590

Other income	218	267	286	211	178

Total investment income	3,472,260	9,634,465	17,751,482	7,985,733	2,426,768

Expenses:
Administrative services fees	50,000	163,157	185,917	115,878	50,000

Custodian fees	7,958	7,889	6,812	7,349	7,618

Distribution fees:
Class A	173,797	667,727	790,742	460,968	109,910

Class B	157,901	691,162	803,205	418,626	92,417

Class C	269,288	712,920	999,633	523,218	146,173

Class R	24,565	66,575	99,953	35,522	14,211

Class S	3,030	39,582	43,679	—	—

Transfer agent fees — A, B, C, R, S and Y	227,868	1,223,449	1,039,576	646,796	128,079

Transfer agent fees — Institutional	45	37	256	13	17

Trustees’ and officers’ fees and benefits	19,233	28,285	30,955	23,622	17,927

Registration and filing fees	91,532	105,275	109,607	78,574	70,053

Other	76,161	105,996	108,255	76,398	66,651

Total expenses	1,101,378	3,812,054	4,218,590	2,386,964	703,056

Less: Expenses reimbursed and expense offset arrangement(s)	(196,492)	(692,313)	(824,845)	(605,045)	(241,355)

Net expenses	904,886	3,119,741	3,393,745	1,781,919	461,701

Net investment income	2,567,374	6,514,724	14,357,737	6,203,814	1,965,067

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(3,200,183)	(56,553,319)	(52,365,918)	(33,948,559)	(2,111,417)

Net realized gain from distributions of affiliated underlying fund shares	39,972	395,559	375,933	236,311	36,668

Net realized gain (loss) from affiliated underlying fund shares	(3,160,211)	(56,157,760)	(51,989,985)	(33,712,248)	(2,074,749)

Change in net unrealized appreciation of affiliated underlying fund shares	8,829,396	103,521,756	99,127,777	61,803,135	6,292,483

Net increase in net assets resulting from operations	$8,236,559	$53,878,720	$61,495,529	$34,294,701	$6,182,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38        Invesco Allocation Funds

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	Invesco Conservative Allocation Fund		Invesco Growth Allocation Fund		Invesco Moderate Allocation Fund
	2010	2009	2010	2009	2010	2009

Operations:
Net investment income	$2,567,374	$3,415,596	$6,514,724	$7,944,067	$14,357,737	$16,856,246

Net realized gain (loss)	(3,160,211)	(7,926,520)	(56,157,760)	(58,727,085)	(51,989,985)	(45,487,542)

Change in net unrealized appreciation	8,829,396	19,186,080	103,521,756	166,909,615	99,127,777	146,900,051

Net increase in net assets resulting from operations	8,236,559	14,675,156	53,878,720	116,126,597	61,495,529	118,268,755

Distributions to shareholders from net Investment income:
Class A	(1,687,583)	(2,064,202)	(5,275,993)	(4,215,112)	(8,788,740)	(10,988,605)

Class B	(244,920)	(431,283)	(862,345)	(495,082)	(1,547,723)	(2,466,763)

Class C	(458,592)	(652,299)	(908,248)	(480,391)	(2,012,241)	(2,866,344)

Class R	(110,446)	(145,278)	(238,855)	(161,543)	(511,429)	(610,450)

Class S	(58,995)	(41,203)	(629,175)	(213,038)	(949,162)	(500,163)

Class Y	(22,155)	(35,087)	(26,785)	(26,273)	(31,428)	(41,782)

Institutional Class	(1,148)	(1,451)	(2,352)	(2,010)	(29,185)	(392)

Total distributions from net investment income	(2,583,839)	(3,370,803)	(7,943,753)	(5,593,449)	(13,869,908)	(17,474,499)

Share transactions–net:
Class A	5,739,931	(14,932,501)	(11,265,575)	(62,602,704)	(6,306,777)	(46,154,932)

Class B	(2,588,665)	(2,558,976)	(10,992,370)	(8,861,768)	(13,428,446)	(16,173,510)

Class C	1,269,506	1,097,586	(5,527,144)	(3,239,527)	(4,342,942)	(5,994,653)

Class R	523,825	(65,118)	348,641	1,954,724	1,023,463	1,504,195

Class S	1,074,725	1,424,542	13,279,863	15,833,151	14,074,960	18,188,835

Class Y	(146,812)	352,209	(216,666)	431,468	(128,591)	272,472

Institutional Class	143	18,477	497	17,010	1,000,101	392

Net increase (decrease) in net assets resulting from share transactions	5,872,653	(14,663,781)	(14,372,754)	(56,467,646)	(8,108,232)	(48,357,201)

Net increase (decrease) in net assets	11,525,373	(3,359,428)	31,562,213	54,065,502	39,517,389	52,437,055

Net assets:
Beginning of period	113,862,822	117,222,250	445,892,859	391,827,357	536,289,970	483,852,915

End of period*	$125,388,195	$113,862,822	$477,455,072	$445,892,859	$575,807,359	$536,289,970

* Includes accumulated undistributed net investment income	$597,727	$614,192	$6,455,438	$7,884,467	$8,787,774	$8,299,945

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39        Invesco Allocation Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2010 and 2009

	Invesco Moderate		Invesco Moderately
	Growth		Conservative
	Allocation Fund		Allocation Fund
	2010	2009	2010	2009

Operations:
Net investment income	$6,203,814	$8,225,904	$1,965,067	$2,938,068

Net realized gain (loss)	(33,712,248)	(52,383,259)	(2,074,749)	(10,698,395)

Change in net unrealized appreciation	61,803,135	127,249,195	6,292,483	21,590,524

Net increase in net assets resulting from operations	34,294,701	83,091,840	6,182,801	13,830,197

Distributions to shareholders from net investment income:
Class A	(5,778,612)	(6,858,579)	(1,279,623)	(1,848,754)

Class B	(966,856)	(1,341,649)	(190,356)	(350,781)

Class C	(1,247,425)	(1,566,714)	(291,801)	(575,049)

Class R	(209,792)	(224,036)	(79,491)	(108,271)

Class Y	(26,259)	(28,821)	(1,225)	(3,353)

Institutional Class	(482)	(561)	(941)	(1,401)

Total distributions from net investment income	(8,229,426)	(10,020,360)	(1,843,437)	(2,887,609)

Share transactions–net:
Class A	1,235,851	(70,476,871)	3,111,725	(26,039,140)

Class B	(6,708,915)	(4,731,360)	(664,433)	(690,715)

Class C	(2,878,596)	(2,240,633)	(1,140,669)	190,337

Class R	677,792	331,121	487,601	810,708

Class Y	54,857	89,219	(31,466)	34,000

Institutional Class	—	561	611	1,401

Net increase (decrease) in net assets resulting from share transactions	(7,619,011)	(77,027,963)	1,763,369	(25,693,409)

Net increase (decrease) in net assets	18,446,264	(3,956,483)	6,102,733	(14,750,821)

Net assets:
Beginning of period	285,696,243	289,652,726	67,690,798	82,441,619

End of period*	$304,142,507	$285,696,243	$73,793,531	$67,690,798

* Includes accumulated undistributed net investment income	$6,155,626	$8,181,238	$1,547,402	$1,425,772

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report are Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderate Growth Allocation Fund, and Invesco Moderately Conservative Allocation Fund (collectively, the “Funds”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The investment objectives: total return consistent with a lower level of risk relative to the broad stock market for Invesco Conservative Allocation Fund and Invesco Moderately Conservative Allocation Fund, long-term growth of capital consistent with a higher level of risk relative to the broad stock market for Invesco Growth Allocation Fund and Invesco Moderate Growth Allocation Fund, and total return consistent with a moderate level of risk relative to the broad stock market for Invesco Moderate Allocation Fund.

40        Invesco Allocation Funds

  Each Fund is a “fund of funds,” that invests in the Institutional Class of other mutual Funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change the Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  Each Fund currently consists of at least six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Invesco Conservation Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund also consists of Class S shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with valuation policy of such fund. The policies of underlying funds affiliated with the funds as a result of having the same investment advisor are set forth below.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

41        Invesco Allocation Funds

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal tax purposes.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Funds’ servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

42        Invesco Allocation Funds

  Invesco has contractually agreed, through April 30, 2012, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares for each Fund as shown in the following table:

	Class A	Class B	Class C	Class R	Class S	Class Y	Institutional Class

Invesco Conservative Allocation Fund	0.48%	1.23%	1.23%	0.73%	0.38%	0.23%	0.23%

Invesco Growth Allocation Fund	0.46%	1.21%	1.21%	0.71%	0.36%	0.21%	0.21%

Invesco Moderate Allocation Fund	0.37%	1.12%	1.12%	0.62%	0.27%	0.12%	0.12%

Invesco Moderate Growth Allocation Fund	0.37%	1.12%	1.12%	0.62%	—	0.12%	0.12%

Invesco Moderately Conservative Allocation Fund	0.39%	1.14%	1.14%	0.64%	—	0.14%	0.14%

  In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of the Trustees and Invesco mutually agree to amend or continue each Fund’s fee waiver agreement, it will terminate on April 30, 2012.
  Acquired Fund Fees and Expenses are not fees and expenses incurred by the Funds directly but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, total annual fund operating expenses may exceed the expense limits above. You incur these expenses indirectly through the valuation of each Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Funds.
  For the year ended December 31, 2010, Invesco reimbursed the following expenses:

	Fund Level	Class A	Class B	Class C	Class R	Class S	Class Y	Institutional Class

Invesco Conservative Allocation Fund	$—	$113,161	$25,703	$43,834	$7,997	$3,289	$1,586	$33

Invesco Growth Allocation Fund	—	409,145	105,876	109,209	20,397	40,422	1,846	—

Invesco Moderate Allocation Fund	—	474,566	120,512	149,983	29,994	43,690	1,543	—

Invesco Moderate Growth Allocation Fund	—	387,562	87,991	109,975	14,933	—	1,547	11

Invesco Moderately Conservative Allocation Fund	113,101	79,383	16,687	26,393	5,132	—	106	17

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.
  For the year ended December 31, 2010, Invesco Ltd. reimbursed expenses of:

Invesco Conservative Allocation Fund	$255

Invesco Growth Allocation Fund	1,554

Invesco Moderate Allocation Fund	1,270

Invesco Moderate Growth Allocation Fund	823

Invesco Moderately Conservative Allocation Fund	158

  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to each Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Class S shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”)

43        Invesco Allocation Funds

impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2010, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A shares and received the following in CDCS imposed on redemptions by shareholders:

	Front End	Contingent Deferred
	Sales Charges	Sales Charges
	Class A	Class A	Class B	Class C

Invesco Conservative Allocation Fund	$37,749	$—	$42,721	$2,745

Invesco Growth Allocation Fund	120,890	50	146,868	6,036

Invesco Moderate Allocation Fund	115,542	1	130,121	13,077

Invesco Moderate Growth Allocation Fund	90,506	—	91,392	3,555

Invesco Moderately Conservative Allocation Fund	23,788	25	23,995	1,384

  The underlying funds pay no distribution fees and the Fund’s pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares. Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

Equity Securities
Fund Name	Level 1	Level 2	Level 3	Total

Invesco Conservative Allocation Fund	$125,722,554	$—	$—	$125,722,554

Invesco Growth Allocation Fund	477,997,643	—	—	477,997,643

Invesco Moderate Allocation Fund	576,825,722	—	—	576,825,722

Invesco Moderate Growth Allocation Fund	304,368,831	—	—	304,368,831

Invesco Moderately Conservative Allocation Fund	73,902,037	—	—	73,902,037

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2010, the Funds received credits from this arrangement, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits

Invesco Conservative Allocation Fund	$634

Invesco Growth Allocation Fund	3,864

Invesco Moderate Allocation Fund	3,287

Invesco Moderate Growth Allocation Fund	2,203

Invesco Moderately Conservative Allocation Fund	378

44        Invesco Allocation Funds

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.
  During the year ended December 31, 2010, the Funds in aggregate paid legal fees of $15,999 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees as shown below. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009
	Ordinary	Ordinary
	Income	Income

Invesco Conservative Allocation Fund	$2,583,839	$3,370,803

Invesco Growth Allocation Fund	7,943,753	5,593,449

Invesco Moderate Allocation Fund	13,869,908	17,474,499

Invesco Moderate Growth Allocation Fund	8,229,426	10,020,360

Invesco Moderately Conservative Allocation Fund	1,843,437	2,887,609

Tax Components of Net Assets at Period-End:

		Net Unrealized
		Appreciation	Temporary			Shares of
	Undistributed	(Depreciation)	Book/Tax	Capital Loss	Post-October	Beneficial	Total
	Ordinary Income	-Investments	Differences	Carryforward	Deferrals	Interest	Net Assets

Invesco Conservative Allocation Fund	$617,007	$(1,449,017)	$(19,279)	$(6,978,917)	$(1,515,541)	$134,733,942	$125,388,195

Invesco Growth Allocation Fund	6,504,182	22,018,408	(48,743)	(124,861,348)	—	573,842,573	477,455,072

Invesco Moderate Allocation Fund	8,846,615	22,013,388	(58,841)	(95,575,022)	(7,382,669)	647,963,888	575,807,359

Invesco Moderate Growth Allocation Fund	6,187,979	9,287,134	(32,353)	(101,711,864)	(882,585)	391,294,196	304,142,507

Invesco Moderately Conservative Allocation Fund	1,561,805	(252,917)	(14,404)	(15,730,340)	(350,644)	88,580,031	73,793,531

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Funds have a capital loss carryforward as of December 31, 2010 which expires as follows:

	2016	2017	2018	Total

Invesco Conservative Allocation Fund	$395,093	$1,241,687	$5,342,137	$6,978,917

Invesco Growth Allocation Fund	9,881,853	47,552,386	67,427,109	124,861,348

Invesco Moderate Allocation Fund	7,253,954	36,934,284	51,386,784	95,575,022

Invesco Moderate Growth Allocation Fund	18,579,835	32,878,215	50,253,814	101,711,864

Invesco Moderately Conservative Allocation Fund	4,413,256	2,232,985	9,084,099	15,730,340

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

45        Invesco Allocation Funds

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

			At December 31, 2010
	For the year ended					Net Unrealized
	December 31, 2010*		Federal Tax	Unrealized	Unrealized	Appreciation
	Purchases	Sales	Cost**	Appreciation	(Depreciation)	(Depreciation)

Invesco Conservative Allocation Fund	$85,470,318	$69,407,827	$127,171,571	$—	$(1,449,017)	$(1,449,017)

Invesco Growth Allocation Fund	324,382,161	341,961,152	455,979,235	30,339,079	(8,320,671)	22,018,408

Invesco Moderate Allocation Fund	378,633,635	387,411,900	554,812,334	29,641,399	(7,628,011)	22,013,388

Invesco Moderate Growth Allocation Fund	192,479,634	202,868,336	295,081,697	13,057,038	(3,769,904)	9,287,134

Invesco Moderately Conservative Allocation Fund	51,635,274	49,682,739	74,154,954	741,443	(994,360)	(252,917)

*	Excludes U.S. Treasury obligations and money market funds, if any.

**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

NOTE 9—Share Information

Invesco Conservative Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	2,594,308	$24,576,796	3,958,596	$34,663,826

Class B	527,399	4,963,806	513,871	4,418,542

Class C	910,112	8,556,456	1,270,982	10,955,507

Class R	189,897	1,793,874	282,426	2,461,518

Class S(b)	206,279	1,950,409	150,395	1,419,316

Class Y	19,417	182,584	78,828	719,545

Institutional Class	4,009	37,982	2,942	25,180

Issued as reinvestment of dividends:
Class A	164,630	1,580,440	211,205	1,951,559

Class B	23,778	226,601	43,162	396,224

Class C	46,325	441,481	67,780	622,213

Class R	11,541	110,446	15,693	144,692

Class S(b)	6,152	58,995	4,459	41,203

Class Y	2,267	21,745	3,513	32,464

Institutional Class	57	543	158	1,451

Automatic conversion of Class B shares to Class A shares:
Class A	285,696	2,709,405	249,476	2,181,424

Class B	(288,416)	(2,709,405)	(249,101)	(2,181,424)

Reacquired:
Class A	(2,435,575)	(23,126,710)	(5,896,672)	(53,729,310)

Class B	(539,056)	(5,069,667)	(605,888)	(5,192,318)

Class C	(820,566)	(7,728,431)	(1,215,991)	(10,480,134)

Class R	(146,475)	(1,380,495)	(300,189)	(2,671,328)

Class S(b)	(99,084)	(934,679)	(3,796)	(35,977)

Class Y	(36,558)	(351,141)	(42,994)	(399,800)

Institutional Class	(4,009)	(38,382)	(874)	(8,154)

Net increase (decrease) in share activity	622,128	$5,872,653	(1,462,019)	$(14,663,781)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party

46        Invesco Allocation Funds

NOTE 9—Share Information—(continued)

record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 25, 2009.

Invesco Growth Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	3,441,616	$35,404,485	4,737,788	$39,566,736

Class B	714,311	7,165,109	1,334,836	10,816,371

Class C	1,205,523	12,208,607	1,432,508	11,799,930

Class R	330,885	3,384,954	572,692	4,855,095

Class S(b)	1,490,893	15,047,613	1,575,316	15,662,266

Class Y	21,404	223,878	79,895	660,810

Institutional Class	9	95	1,695	15,000

Issued as reinvestment of dividends:
Class A	474,700	5,164,730	418,618	4,118,916

Class B	78,520	841,736	49,733	482,666

Class C	82,321	882,452	48,771	472,919

Class R	22,008	238,616	16,461	161,316

Class S(b)	57,835	629,175	21,672	213,038

Class Y	2,435	26,490	2,662	26,168

Institutional Class	197	2,157	203	2,010

Automatic conversion of Class B shares to Class A shares:
Class A	653,072	6,677,568	914,798	7,648,571

Class B	(664,698)	(6,677,568)	(932,559)	(7,648,571)

Reacquired:
Class A	(5,716,067)	(58,512,358)	(12,477,311)	(113,936,927)

Class B	(1,227,000)	(12,321,647)	(1,533,725)	(12,512,234)

Class C	(1,842,883)	(18,618,203)	(1,895,598)	(15,512,376)

Class R	(322,702)	(3,274,929)	(369,110)	(3,061,687)

Class S(b)	(230,772)	(2,396,925)	(4,219)	(42,153)

Class Y	(47,065)	(467,034)	(28,950)	(255,510)

Institutional Class	(158)	(1,755)	—	—

Net increase (decrease) in share activity	(1,475,616)	$(14,372,754)	(6,033,824)	$(56,467,646)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)	Commencement date of September 25, 2009.

47        Invesco Allocation Funds

NOTE 9—Share Information—(continued)

Invesco Moderate Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	4,410,898	$43,978,342	5,118,519	$43,397,841

Class B	881,385	8,697,799	1,460,074	12,345,257

Class C	1,795,179	17,789,286	1,919,028	16,382,295

Class R	626,813	6,218,560	599,966	5,116,341

Class S(b)	1,647,612	16,154,155	1,827,628	17,768,240

Class Y	25,056	256,176	60,280	501,689

Institutional Class	123,376	1,234,072	—	—

Issued as reinvestment of dividends:
Class A	820,603	8,468,579	1,112,894	10,593,668

Class B	145,164	1,493,697	251,852	2,390,352

Class C	189,323	1,946,244	290,386	2,755,593

Class R	48,380	498,790	63,403	602,955

Class S(b)	91,960	947,955	52,419	498,505

Class Y	2,501	25,798	3,952	37,624

Institutional Class	2,787	28,846	40	392

Automatic conversion of Class B shares to Class A shares:
Class A	909,319	9,019,208	1,376,302	11,560,416

Class B	(915,206)	(9,019,208)	(1,384,074)	(11,560,416)

Reacquired:
Class A	(6,806,163)	(67,772,906)	(12,562,972)	(111,706,857)

Class B	(1,479,046)	(14,600,734)	(2,340,787)	(19,348,703)

Class C	(2,440,247)	(24,078,472)	(3,067,735)	(25,132,541)

Class R	(575,531)	(5,693,887)	(502,306)	(4,215,101)

Class S(b)	(299,309)	(3,027,150)	(7,964)	(77,910)

Class Y	(41,749)	(410,565)	(33,091)	(266,841)

Institutional Class	(26,488)	(262,817)	—	—

Net increase (decrease) in share activity	(863,383)	$(8,108,232)	(5,762,186)	$(48,357,201)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)	Commencement date of September 25, 2009.

48        Invesco Allocation Funds

NOTE 9—Share Information—(continued)

Invesco Moderate Growth Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	3,102,911	$31,630,102	3,896,314	$33,205,791

Class B	685,042	6,880,577	802,668	6,768,358

Class C	978,292	9,806,305	1,145,558	9,601,120

Class R	262,453	2,617,008	194,321	1,643,623

Class Y	11,228	112,734	25,835	221,833

Issued as reinvestment of dividends:
Class A	530,229	5,609,826	687,500	6,662,229

Class B	90,994	949,062	138,207	1,321,254

Class C	116,319	1,212,042	159,896	1,527,010

Class R	19,961	209,790	23,061	222,445

Class Y	2,426	25,641	2,949	28,548

Institutional Class	—	—	57	561

Automatic conversion of Class B shares to Class A shares:
Class A	513,524	5,187,062	638,379	5,401,925

Class B	(522,328)	(5,187,062)	(649,775)	(5,401,925)

Reacquired:
Class A	(4,067,156)	(41,191,139)	(12,255,250)	(115,746,816)

Class B	(940,942)	(9,351,492)	(908,515)	(7,419,047)

Class C	(1,385,289)	(13,896,943)	(1,627,058)	(13,368,763)

Class R	(212,153)	(2,149,006)	(187,956)	(1,534,947)

Class Y	(8,468)	(83,518)	(20,689)	(161,162)

Net increase (decrease) in share activity	(822,957)	$(7,619,011)	(7,934,498)	$(77,027,963)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

49        Invesco Allocation Funds

NOTE 9—Share Information—(continued)

Invesco Moderately Conservative Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	1,078,643	$10,422,782	1,583,230	$13,853,198

Class B	268,632	2,561,611	299,106	2,601,061

Class C	325,450	3,103,006	432,842	3,765,308

Class R	103,714	999,185	123,245	1,081,125

Class Y	769	7,440	3,586	32,845

Issued as reinvestment of dividends:
Class A	123,430	1,209,614	187,603	1,748,606

Class B	18,671	182,046	36,745	340,262

Class C	28,532	278,766	59,632	553,982

Class R	8,031	78,627	11,488	106,840

Class Y	89	874	361	3,353

Institutional Class	62	611	150	1,401

Automatic conversion of Class B shares to Class A shares:
Class A	102,329	985,802	140,677	1,224,565

Class B	(103,223)	(985,802)	(141,841)	(1,224,565)

Reacquired:
Class A	(979,368)	(9,506,473)	(4,552,935)	(42,865,509)

Class B	(251,532)	(2,422,288)	(282,503)	(2,407,473)

Class C	(470,877)	(4,522,441)	(486,319)	(4,128,953)

Class R	(61,427)	(590,211)	(44,425)	(377,257)

Class Y	(4,166)	(39,780)	(234)	(2,198)

Net increase (decrease) in share activity	187,759	$1,763,369	(2,629,592)	$(25,693,409)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

NOTE 10—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the “Target Fund(s)” listed below would transfer all of its assets and liabilities to the “Acquiring Fund” listed below in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Target Fund(s)	Acquiring Fund

Invesco Moderate Growth Allocation Fund	Invesco Growth Allocation Fund

Invesco Van Kampen Asset Allocation Growth Fund	Invesco Growth Allocation Fund

Invesco Van Kampen Asset Allocation Moderate Fund	Invesco Moderate Allocation Fund

Invesco Conservative Allocation Fund	Invesco Moderately Conservative Allocation Fund

Invesco Van Kampen Asset Allocation Conservative Fund	Invesco Moderately Conservative Allocation Fund

50        Invesco Allocation Funds

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Conservative Allocation Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/10	$9.26	$0.23	$0.45	$0.68	$(0.23)	$—	$(0.23)	$9.71	7.37%	$73,383	0.48	%(e)	0.64	%(e)	2.41	%(e)	62%
Year ended 12/31/09	$8.52	0.27	0.78	1.05	(0.31)	—	(0.31)	9.26	12.28	64,366	0.48		0.67		3.02		30
Year ended 12/31/08	$10.55	0.45	(1.98)	(1.53)	(0.42)	(0.08)	(0.50)	8.52	(14.49)	71,799	0.48		0.59		4.55		23
Year ended 12/31/07	$10.64	0.46	0.05	0.51	(0.40)	(0.20)	(0.60)	10.55	4.79	74,783	0.49		0.65		4.18		22
Year ended 12/31/06	$10.41	0.35	0.36	0.71	(0.33)	(0.15)	(0.48)	10.64	6.84	44,595	0.49		0.72		3.32		34

Class B
Year ended 12/31/10	$9.20	0.16	0.44	0.60	(0.16)	—	(0.16)	9.64	6.52	14,929	1.23	(e)	1.39	(e)	1.66	(e)	62
Year ended 12/31/09	$8.47	0.20	0.77	0.97	(0.24)	—	(0.24)	9.20	11.45	16,787	1.23		1.42		2.27		30
Year ended 12/31/08	$10.48	0.38	(1.97)	(1.59)	(0.34)	(0.08)	(0.42)	8.47	(15.08)	17,977	1.23		1.34		3.80		23
Year ended 12/31/07	$10.59	0.37	0.04	0.41	(0.32)	(0.20)	(0.52)	10.48	3.88	19,796	1.24		1.40		3.43		22
Year ended 12/31/06	$10.36	0.27	0.37	0.64	(0.26)	(0.15)	(0.41)	10.59	6.14	20,482	1.24		1.47		2.57		34

Class C
Year ended 12/31/10	$9.19	0.16	0.44	0.60	(0.16)	—	(0.16)	9.63	6.52	28,247	1.23	(e)	1.39	(e)	1.66	(e)	62
Year ended 12/31/09	$8.46	0.20	0.77	0.97	(0.24)	—	(0.24)	9.19	11.46	25,705	1.23		1.42		2.27		30
Year ended 12/31/08	$10.48	0.38	(1.98)	(1.60)	(0.34)	(0.08)	(0.42)	8.46	(15.19)	22,624	1.23		1.34		3.80		23
Year ended 12/31/07	$10.58	0.37	0.05	0.42	(0.32)	(0.20)	(0.52)	10.48	3.98	22,327	1.24		1.40		3.43		22
Year ended 12/31/06	$10.36	0.27	0.36	0.63	(0.26)	(0.15)	(0.41)	10.58	6.04	18,436	1.24		1.47		2.57		34

Class R
Year ended 12/31/10	$9.23	0.21	0.45	0.66	(0.21)	—	(0.21)	9.68	7.13	5,348	0.73	(e)	0.89	(e)	2.16	(e)	62
Year ended 12/31/09	$8.50	0.24	0.77	1.01	(0.28)	—	(0.28)	9.23	11.93	4,595	0.73		0.92		2.77		30
Year ended 12/31/08	$10.52	0.43	(1.98)	(1.55)	(0.39)	(0.08)	(0.47)	8.50	(14.67)	4,246	0.73		0.84		4.30		23
Year ended 12/31/07	$10.62	0.43	0.04	0.47	(0.37)	(0.20)	(0.57)	10.52	4.46	4,831	0.74		0.90		3.93		22
Year ended 12/31/06	$10.39	0.33	0.36	0.69	(0.31)	(0.15)	(0.46)	10.62	6.60	4,182	0.74		0.97		3.07		34

Class S
Year ended 12/31/10	$9.26	0.24	0.44	0.68	(0.24)	—	(0.24)	9.70	7.36	2,565	0.38	(e)	0.54	(e)	2.51	(e)	62
Year ended 12/31/09(f)	$9.35	0.08	0.14	0.22	(0.31)	—	(0.31)	9.26	2.35	1,398	0.38	(g)	0.48	(g)	3.12	(g)	30

Class Y
Year ended 12/31/10	$9.25	0.25	0.45	0.70	(0.25)	—	(0.25)	9.70	7.63	871	0.23	(e)	0.39	(e)	2.66	(e)	62
Year ended 12/31/09	$8.52	0.29	0.77	1.06	(0.33)	—	(0.33)	9.25	12.47	968	0.23		0.42		3.27		30
Year ended 12/31/08(f)	$9.57	0.10	(0.65)	(0.55)	(0.42)	(0.08)	(0.50)	8.52	(5.67)	556	0.23	(g)	0.34	(g)	4.80	(g)	23

Institutional Class
Year ended 12/31/10	$9.18	0.25	0.45	0.70	(0.25)	—	(0.25)	9.63	7.69	44	0.23	(e)	0.30	(e)	2.66	(e)	62
Year ended 12/31/09	$8.45	0.29	0.77	1.06	(0.33)	—	(0.33)	9.18	12.57	42	0.23		0.23		3.27		30
Year ended 12/31/08	$10.48	0.49	(2.00)	(1.51)	(0.44)	(0.08)	(0.52)	8.45	(14.35)	19	0.23		0.26		4.80		23
Year ended 12/31/07	$10.66	0.50	(0.05)	0.45	(0.43)	(0.20)	(0.63)	10.48	4.13	11	0.21		0.21		4.45		22
Year ended 12/31/06	$10.42	0.38	0.37	0.75	(0.36)	(0.15)	(0.51)	10.66	7.16	116	0.23		0.31		3.57		34

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.61%, 0.60%, 0.60%, 0.62% and 0.61% for the years ended December 31, 2010, December 31, 2009, December 31, 2008, December 31, 2007 and December 31, 2006, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $69,519, $15,790, $26,929, $4,913, $2,020, $975 and $45 for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of September 25, 2009 for Class S shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

51        Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Growth Allocation Fund

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average net		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	return(a)	(000s omitted)	reimbursements(b)		reimbursements		net assets		turnover(c)

Class A
Year ended 12/31/10	$10.02	$0.17	(d)	$1.12	$1.29	$(0.21)	$—	$(0.21)	$11.10	12.91%	$285,192	0.46	%(e)	0.61	%(e)	1.69	%(e)	73%
Year ended 12/31/09	$7.76	0.18	(d)	2.24	2.42	(0.16)	—	(0.16)	10.02	31.22	269,062	0.46		0.68		2.13		28
Year ended 12/31/08	$14.21	0.14	(d)	(5.91)	(5.77)	(0.01)	(0.67)	(0.68)	7.76	(40.62)	258,136	0.46		0.59		1.16		16
Year ended 12/31/07	$13.73	0.22	(d)	0.83	1.05	(0.19)	(0.38)	(0.57)	14.21	7.75	486,834	0.47		0.56		1.53		5
Year ended 12/31/06	$12.22	0.10		1.93	2.03	(0.10)	(0.42)	(0.52)	13.73	16.63	246,635	0.47		0.63		0.90		24

Class B
Year ended 12/31/10	$9.88	0.10	(d)	1.09	1.19	(0.14)	—	(0.14)	10.93	12.02	69,723	1.21	(e)	1.36	(e)	0.94	(e)	73
Year ended 12/31/09	$7.64	0.12	(d)	2.19	2.31	(0.07)	—	(0.07)	9.88	30.20	73,887	1.21		1.43		1.38		28
Year ended 12/31/08	$14.10	0.05	(d)	(5.83)	(5.78)	(0.01)	(0.67)	(0.68)	7.64	(41.00)	65,395	1.21		1.34		0.41		16
Year ended 12/31/07	$13.64	0.11	(d)	0.82	0.93	(0.09)	(0.38)	(0.47)	14.10	6.89	129,577	1.22		1.31		0.78		5
Year ended 12/31/06	$12.16	0.02		1.90	1.92	(0.02)	(0.42)	(0.44)	13.64	15.77	110,172	1.22		1.38		0.15		24

Class C
Year ended 12/31/10	$9.88	0.10	(d)	1.09	1.19	(0.14)	—	(0.14)	10.93	12.02	74,096	1.21	(e)	1.36	(e)	0.94	(e)	73
Year ended 12/31/09	$7.64	0.12	(d)	2.19	2.31	(0.07)	—	(0.07)	9.88	30.20	72,462	1.21		1.43		1.38		28
Year ended 12/31/08	$14.10	0.05	(d)	(5.83)	(5.78)	(0.01)	(0.67)	(0.68)	7.64	(41.00)	59,190	1.21		1.34		0.41		16
Year ended 12/31/07	$13.63	0.11	(d)	0.83	0.94	(0.09)	(0.38)	(0.47)	14.10	6.97	102,941	1.22		1.31		0.78		5
Year ended 12/31/06	$12.15	0.02		1.90	1.92	(0.02)	(0.42)	(0.44)	13.63	15.78	75,611	1.22		1.38		0.15		24

Class R
Year ended 12/31/10	$9.98	0.15	(d)	1.11	1.26	(0.19)	—	(0.19)	11.05	12.61	14,761	0.71	(e)	0.86	(e)	1.44	(e)	73
Year ended 12/31/09	$7.73	0.16	(d)	2.22	2.38	(0.13)	—	(0.13)	9.98	30.81	13,034	0.71		0.93		1.88		28
Year ended 12/31/08	$14.18	0.11	(d)	(5.88)	(5.77)	(0.01)	(0.67)	(0.68)	7.73	(40.70)	8,386	0.71		0.84		0.91		16
Year ended 12/31/07	$13.70	0.19	(d)	0.83	1.02	(0.16)	(0.38)	(0.54)	14.18	7.52	12,231	0.72		0.81		1.28		5
Year ended 12/31/06	$12.20	0.07		1.92	1.99	(0.07)	(0.42)	(0.49)	13.70	16.34	9,617	0.72		0.88		0.65		24

Class S
Year ended 12/31/10	$10.02	0.18	(d)	1.12	1.30	(0.22)	—	(0.22)	11.10	13.02	32,295	0.36	(e)	0.51	(e)	1.79	(e)	73
Year ended 12/31/09(f)	$9.61	0.06	(d)	0.51	0.57	(0.16)	—	(0.16)	10.02	6.00	15,961	0.36	(g)	0.47	(g)	2.23	(g)	28

Class Y
Year ended 12/31/10	$10.02	0.20	(d)	1.12	1.32	(0.24)	—	(0.24)	11.10	13.17	1,278	0.21	(e)	0.36	(e)	1.94	(e)	73
Year ended 12/31/09	$7.77	0.21	(d)	2.23	2.44	(0.19)	—	(0.19)	10.02	31.50	1,386	0.21		0.43		2.38		28
Year ended 12/31/08(f)	$10.26	0.03	(d)	(1.84)	(1.81)	(0.01)	(0.67)	(0.68)	7.77	(17.65)	658	0.21	(g)	0.46	(g)	1.42	(g)	16

Institutional Class
Year ended 12/31/10	$10.08	0.21	(d)	1.12	1.33	(0.24)	—	(0.24)	11.17	13.24	112	0.13	(e)	0.13	(e)	2.02	(e)	73
Year ended 12/31/09	$7.82	0.21	(d)	2.26	2.47	(0.21)	—	(0.21)	10.08	31.59	100	0.16		0.16		2.43		28
Year ended 12/31/08	$14.25	0.18	(d)	(5.93)	(5.75)	(0.01)	(0.67)	(0.68)	7.82	(40.36)	63	0.12		0.12		1.50		16
Year ended 12/31/07	$13.77	0.28	(d)	0.82	1.10	(0.24)	(0.38)	(0.62)	14.25	8.09	97	0.08		0.08		1.91		5
Year ended 12/31/06	$12.25	0.16		1.92	2.08	(0.14)	(0.42)	(0.56)	13.77	16.98	147	0.12		0.12		1.24		24

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.77%, 0.82%, 0.80%, 0.80% and 0.83% for the years ended December 31, 2010, December 31, 2009, December 31, 2008, December 31, 2007 and December 31, 2006, respectively.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s omitted) of $267,091, $69,116, $71,292, $13,315, $26,388, $1,205 and $103 for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of September 25, 2009 for Class S shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

52        Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Moderate Allocation Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/10	$9.63	$0.29	$0.86	$1.15	$(0.28)	$—	$(0.28)	$10.50	12.03%	$334,067	0.37	%(e)	0.52	%(e)	2.87	%(e)	69%
Year ended 12/31/09	$7.87	0.31	1.80	2.11	(0.35)	—	(0.35)	9.63	26.86	312,736	0.37		0.57		3.64		21
Year ended 12/31/08	$12.35	0.40	(4.25)	(3.85)	(0.30)	(0.33)	(0.63)	7.87	(31.11)	294,668	0.37		0.52		3.76		13
Year ended 12/31/07	$12.23	0.41	0.45	0.86	(0.37)	(0.37)	(0.74)	12.35	7.14	466,753	0.38		0.50		3.20		6
Year ended 12/31/06	$11.49	0.31	1.04	1.35	(0.28)	(0.33)	(0.61)	12.23	11.73	312,300	0.38		0.53		2.56		21

Class B
Year ended 12/31/10	$9.59	0.21	0.87	1.08	(0.21)	—	(0.21)	10.46	11.25	79,150	1.12	(e)	1.27	(e)	2.12	(e)	69
Year ended 12/31/09	$7.85	0.25	1.77	2.02	(0.28)	—	(0.28)	9.59	25.80	85,714	1.12		1.32		2.89		21
Year ended 12/31/08	$12.27	0.32	(4.20)	(3.88)	(0.21)	(0.33)	(0.54)	7.85	(31.57)	85,928	1.12		1.27		3.01		13
Year ended 12/31/07	$12.17	0.31	0.44	0.75	(0.28)	(0.37)	(0.65)	12.27	6.24	155,059	1.13		1.25		2.45		6
Year ended 12/31/06	$11.45	0.21	1.03	1.24	(0.19)	(0.33)	(0.52)	12.17	10.86	146,751	1.13		1.28		1.81		21

Class C
Year ended 12/31/10	$9.59	0.21	0.87	1.08	(0.21)	—	(0.21)	10.46	11.26	104,060	1.12	(e)	1.27	(e)	2.12	(e)	69
Year ended 12/31/09	$7.85	0.25	1.77	2.02	(0.28)	—	(0.28)	9.59	25.80	99,807	1.12		1.32		2.89		21
Year ended 12/31/08	$12.27	0.32	(4.20)	(3.88)	(0.21)	(0.33)	(0.54)	7.85	(31.57)	88,392	1.12		1.27		3.01		13
Year ended 12/31/07	$12.17	0.31	0.44	0.75	(0.28)	(0.37)	(0.65)	12.27	6.24	141,090	1.13		1.25		2.45		6
Year ended 12/31/06	$11.45	0.21	1.03	1.24	(0.19)	(0.33)	(0.52)	12.17	10.86	114,828	1.13		1.28		1.81		21

Class R
Year ended 12/31/10	$9.62	0.26	0.87	1.13	(0.26)	—	(0.26)	10.49	11.77	21,639	0.62	(e)	0.77	(e)	2.62	(e)	69
Year ended 12/31/09	$7.87	0.29	1.79	2.08	(0.33)	—	(0.33)	9.62	26.44	18,886	0.62		0.82		3.39		21
Year ended 12/31/08	$12.33	0.37	(4.23)	(3.86)	(0.27)	(0.33)	(0.60)	7.87	(31.24)	14,176	0.62		0.77		3.51		13
Year ended 12/31/07	$12.21	0.38	0.45	0.83	(0.34)	(0.37)	(0.71)	12.33	6.90	19,332	0.63		0.75		2.95		6
Year ended 12/31/06	$11.48	0.28	1.03	1.31	(0.25)	(0.33)	(0.58)	12.21	11.41	15,294	0.63		0.78		2.31		21

Class S
Year ended 12/31/10	$9.62	0.30	0.86	1.16	(0.29)	—	(0.29)	10.49	12.15	34,746	0.27	(e)	0.42	(e)	2.97	(e)	69
Year ended 12/31/09(f)	$9.48	0.10	0.39	0.49	(0.35)	—	(0.35)	9.62	5.23	18,006	0.27	(g)	0.40	(g)	3.74	(g)	21

Class Y
Year ended 12/31/10	$9.62	0.31	0.88	1.19	(0.31)	—	(0.31)	10.50	12.42	1,085	0.12	(e)	0.27	(e)	3.12	(e)	69
Year ended 12/31/09	$7.87	0.34	1.78	2.12	(0.37)	—	(0.37)	9.62	27.02	1,131	0.12		0.32		3.89		21
Year ended 12/31/08(f)	$9.77	0.08	(1.34)	(1.26)	(0.31)	(0.33)	(0.64)	7.87	(12.84)	680	0.12	(g)	0.33	(g)	4.01	(g)	13

Institutional Class
Year ended 12/31/10	$9.66	0.32	0.86	1.18	(0.31)	—	(0.31)	10.53	12.28	1,061	0.11	(e)	0.11	(e)	3.13	(e)	69
Year ended 12/31/09	$7.89	0.34	1.80	2.14	(0.37)	—	(0.37)	9.66	27.21	11	0.13		0.19		3.88		21
Year ended 12/31/08	$12.39	0.43	(4.27)	(3.84)	(0.33)	(0.33)	(0.66)	7.89	(30.92)	8	0.13		0.17		4.00		13
Year ended 12/31/07	$12.26	0.45	0.46	0.91	(0.41)	(0.37)	(0.78)	12.39	7.49	12	0.09		0.09		3.49		6
Year ended 12/31/06	$11.52	0.34	1.04	1.38	(0.31)	(0.33)	(0.64)	12.26	11.96	156	0.10		0.10		2.83		21

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.71%, 0.72%, 0.75%, 0.76% and 0.80% for the years ended December 31, 2010, December 31, 2009, December 31, 2008, December 31, 2007 and December 31, 2006, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $316,297, $80,321, $99,963, $19,991, $29,119, $1,028 and $745 for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of September 25, 2009 for Class S shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

53        Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Moderate Growth Allocation Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/10	$9.84	$0.24	$1.02	$1.26	$(0.32)	$—	$(0.32)	$10.78	12.89%	$199,459	0.37	%(e)	0.58	%(e)	2.42	%(e)	68%
Year ended 12/31/09	$7.84	0.25	2.14	2.39	(0.39)	—	(0.39)	9.84	30.53	181,286	0.37		0.62		2.90		25
Year ended 12/31/08	$13.13	0.28	(5.10)	(4.82)	(0.01)	(0.46)	(0.47)	7.84	(36.71)	199,591	0.37		0.56		2.50		19
Year ended 12/31/07	$12.74	0.34	0.57	0.91	(0.28)	(0.24)	(0.52)	13.13	7.19	358,335	0.37		0.54		2.54		2
Year ended 12/31/06	$11.35	0.24	1.45	1.69	(0.16)	(0.14)	(0.30)	12.74	14.92	130,088	0.38		0.71		1.97		21

Class B
Year ended 12/31/10	$9.71	0.17	0.99	1.16	(0.25)	—	(0.25)	10.62	11.99	41,666	1.12	(e)	1.33	(e)	1.67	(e)	68
Year ended 12/31/09	$7.72	0.18	2.11	2.29	(0.30)	—	(0.30)	9.71	29.68	44,746	1.12		1.37		2.15		25
Year ended 12/31/08	$13.05	0.19	(5.05)	(4.86)	(0.01)	(0.46)	(0.47)	7.72	(37.25)	40,380	1.12		1.31		1.75		19
Year ended 12/31/07	$12.67	0.24	0.57	0.81	(0.19)	(0.24)	(0.43)	13.05	6.44	70,657	1.12		1.29		1.79		2
Year ended 12/31/06	$11.32	0.15	1.44	1.59	(0.10)	(0.14)	(0.24)	12.67	14.04	52,329	1.13		1.46		1.22		21

Class C
Year ended 12/31/10	$9.70	0.17	0.99	1.16	(0.25)	—	(0.25)	10.61	12.00	54,351	1.12	(e)	1.33	(e)	1.67	(e)	68
Year ended 12/31/09	$7.72	0.18	2.10	2.28	(0.30)	—	(0.30)	9.70	29.55	52,488	1.12		1.37		2.15		25
Year ended 12/31/08	$13.04	0.19	(5.04)	(4.85)	(0.01)	(0.46)	(0.47)	7.72	(37.19)	44,256	1.12		1.31		1.75		19
Year ended 12/31/07	$12.66	0.24	0.57	0.81	(0.19)	(0.24)	(0.43)	13.04	6.45	69,400	1.12		1.29		1.79		2
Year ended 12/31/06	$11.31	0.15	1.44	1.59	(0.10)	(0.14)	(0.24)	12.66	14.05	42,266	1.13		1.46		1.22		21

Class R
Year ended 12/31/10	$9.78	0.22	1.01	1.23	(0.30)	—	(0.30)	10.71	12.62	7,818	0.62	(e)	0.83	(e)	2.17	(e)	68
Year ended 12/31/09	$7.79	0.23	2.12	2.35	(0.36)	—	(0.36)	9.78	30.21	6,454	0.62		0.87		2.65		25
Year ended 12/31/08	$13.09	0.25	(5.08)	(4.83)	(0.01)	(0.46)	(0.47)	7.79	(36.90)	4,912	0.62		0.81		2.25		19
Year ended 12/31/07	$12.70	0.31	0.57	0.88	(0.25)	(0.24)	(0.49)	13.09	6.98	5,475	0.62		0.79		2.29		2
Year ended 12/31/06	$11.34	0.21	1.43	1.64	(0.14)	(0.14)	(0.28)	12.70	14.47	2,378	0.63		0.96		1.72		21

Class Y
Year ended 12/31/10	$9.83	0.27	1.02	1.29	(0.35)	—	(0.35)	10.77	13.19	833	0.12	(e)	0.33	(e)	2.67	(e)	68
Year ended 12/31/09	$7.84	0.28	2.14	2.42	(0.43)	—	(0.43)	9.83	30.90	710	0.12		0.37		3.15		25
Year ended 12/31/08(f)	$9.89	0.05	(1.63)	(1.58)	(0.01)	(0.46)	(0.47)	7.84	(15.98)	503	0.12	(g)	0.47	(g)	2.75	(g)	19

Institutional Class
Year ended 12/31/10	$9.88	0.27	1.02	1.29	(0.35)	—	(0.35)	10.82	13.12	15	0.12	(e)	0.20	(e)	2.67	(e)	68
Year ended 12/31/09	$7.88	0.27	2.15	2.42	(0.42)	—	(0.42)	9.88	30.85	14	0.13		0.21		3.14		25
Year ended 12/31/08	$13.16	0.29	(5.10)	(4.81)	(0.01)	(0.46)	(0.47)	7.88	(36.55)	10	0.13		0.19		2.75		19
Year ended 12/31/07	$12.76	0.38	0.57	0.95	(0.31)	(0.24)	(0.55)	13.16	7.42	12	0.10		0.12		2.82		2
Year ended 12/31/06	$11.36	0.27	1.45	1.72	(0.18)	(0.14)	(0.32)	12.76	15.17	66	0.12		0.26		2.22		21

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.74%, 0.75%, 0.77%, 0.78% and 0.82% for the years ended December 31, 2010, December 31, 2009, December 31, 2008, December 31, 2007 and December 31, 2006, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $184,387, $41,863, $52,322, $7,104, $736 and $14 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 for Class Y shares.
(g)	Annualized.

54        Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Moderately Conservative Allocation Fund

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/10	$9.35	$0.29	$0.58	$0.87	$(0.28)	$—	$(0.28)	$9.94	9.33%	$46,954	0.39	%(e)	0.73	%(e)	3.04	%(e)	70%
Year ended 12/31/09	$8.35	0.32	1.12	1.44	(0.44)	—	(0.44)	9.35	17.28	41,152	0.39		0.71		3.66		26
Year ended 12/31/08	$11.24	0.46	(2.84)	(2.38)	(0.40)	(0.11)	(0.51)	8.35	(21.20)	58,819	0.39		0.63		4.45		28
Year ended 12/31/07	$11.09	0.48	0.21	0.69	(0.35)	(0.19)	(0.54)	11.24	6.23	83,101	0.39		0.67		4.12		8
Year ended 12/31/06	$10.60	0.36	0.50	0.86	(0.27)	(0.10)	(0.37)	11.09	8.13	21,713	0.40		1.37		3.26		29

Class B
Year ended 12/31/10	$9.30	0.22	0.56	0.78	(0.20)	—	(0.20)	9.88	8.45	9,032	1.14	(e)	1.48	(e)	2.29	(e)	70
Year ended 12/31/09	$8.31	0.26	1.11	1.37	(0.38)	—	(0.38)	9.30	16.46	9,129	1.14		1.46		2.91		26
Year ended 12/31/08	$11.16	0.38	(2.80)	(2.42)	(0.32)	(0.11)	(0.43)	8.31	(21.69)	8,897	1.14		1.38		3.70		28
Year ended 12/31/07	$11.03	0.39	0.21	0.60	(0.28)	(0.19)	(0.47)	11.16	5.40	11,156	1.14		1.42		3.37		8
Year ended 12/31/06	$10.57	0.27	0.50	0.77	(0.21)	(0.10)	(0.31)	11.03	7.29	7,916	1.15		2.12		2.51		29

Class C
Year ended 12/31/10	$9.32	0.22	0.56	0.78	(0.20)	—	(0.20)	9.90	8.43	14,494	1.14	(e)	1.48	(e)	2.29	(e)	70
Year ended 12/31/09	$8.33	0.26	1.11	1.37	(0.38)	—	(0.38)	9.32	16.42	14,731	1.14		1.46		2.91		26
Year ended 12/31/08	$11.17	0.37	(2.78)	(2.41)	(0.32)	(0.11)	(0.43)	8.33	(21.57)	13,118	1.14		1.38		3.70		28
Year ended 12/31/07	$11.03	0.39	0.22	0.61	(0.28)	(0.19)	(0.47)	11.17	5.49	14,454	1.14		1.42		3.37		8
Year ended 12/31/06	$10.57	0.27	0.50	0.77	(0.21)	(0.10)	(0.31)	11.03	7.29	8,833	1.15		2.12		2.51		29

Class R
Year ended 12/31/10	$9.34	0.27	0.56	0.83	(0.25)	—	(0.25)	9.92	8.96	3,241	0.64	(e)	0.98	(e)	2.79	(e)	70
Year ended 12/31/09	$8.34	0.30	1.12	1.42	(0.42)	—	(0.42)	9.34	17.05	2,580	0.64		0.96		3.41		26
Year ended 12/31/08	$11.21	0.42	(2.81)	(2.39)	(0.37)	(0.11)	(0.48)	8.34	(21.31)	1,552	0.64		0.88		4.20		28
Year ended 12/31/07	$11.07	0.45	0.20	0.65	(0.32)	(0.19)	(0.51)	11.21	5.91	1,396	0.64		0.92		3.87		8
Year ended 12/31/06	$10.59	0.33	0.50	0.83	(0.25)	(0.10)	(0.35)	11.07	7.84	495	0.65		1.62		3.01		29

Class Y
Year ended 12/31/10	$9.34	0.32	0.56	0.88	(0.30)	—	(0.30)	9.92	9.49	41	0.14	(e)	0.48	(e)	3.29	(e)	70
Year ended 12/31/09	$8.35	0.35	1.11	1.46	(0.47)	—	(0.47)	9.34	17.54	70	0.14		0.46		3.91		26
Year ended 12/31/08(f)	$9.59	0.10	(0.83)	(0.73)	(0.40)	(0.11)	(0.51)	8.35	(7.56)	31	0.14	(g)	0.42	(g)	4.70	(g)	28

Institutional Class
Year ended 12/31/10	$9.37	0.32	0.57	0.89	(0.30)	—	(0.30)	9.96	9.57	32	0.14	(e)	0.36	(e)	3.29	(e)	70
Year ended 12/31/09	$8.38	0.35	1.11	1.46	(0.47)	—	(0.47)	9.37	17.48	29	0.14		0.32		3.91		26
Year ended 12/31/08	$11.27	0.48	(2.83)	(2.35)	(0.43)	(0.11)	(0.54)	8.38	(20.88)	25	0.14		0.27		4.70		28
Year ended 12/31/07	$11.11	0.50	0.22	0.72	(0.37)	(0.19)	(0.56)	11.27	6.51	31	0.14		0.27		4.37		8
Year ended 12/31/06	$10.61	0.38	0.51	0.89	(0.29)	(0.10)	(0.39)	11.11	8.41	58	0.14		0.99		3.51		29

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.64%, 0.67%, 0.69%, 0.70% and 0.74% for the years ended December 31, 2010, December 31, 2009, December 31, 2008, December 31, 2007 and December 31, 2006, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $43,964, $9,242, $14,617, $2,842, $59 and $30 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 for Class Y shares.
(g)	Annualized.

55        Invesco Allocation Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Conservative Allocation Fund,
Invesco Growth Allocation Fund,
Invesco Moderate Allocation Fund,
Invesco Moderate Growth Allocation Fund,
Invesco Moderately Conservative Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderate Growth Allocation Fund and Invesco Moderately Conservative Allocation Fund (formerly known as AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund; five of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

56        Invesco Allocation Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010, through December 31, 2010.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Conservative Allocation Fund

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,069.10	$2.50	$1,022.79	$2.45	0.48%

B	1,000.00	1,066.30	6.41	1,019.00	6.26	1.23

C	1,000.00	1,065.20	6.40	1,019.00	6.26	1.23

R	1,000.00	1,069.00	3.81	1,021.53	3.72	0.73

S	1,000.00	1,070.20	2.04	1,023.24	1.99	0.39

Y	1,000.00	1,070.60	1.20	1,024.05	1.17	0.23

Institutional	1,000.00	1,071.10	1.20	1,024.05	1.17	0.23

57        Invesco Allocation Funds

Invesco Growth Allocation Fund

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,196.00	$2.55	$1,022.89	$2.35	0.46%

B	1,000.00	1,191.40	6.68	1,019.11	6.16	1.21

C	1,000.00	1,191.40	6.68	1,019.11	6.16	1.21

R	1,000.00	1,194.40	3.93	1,021.63	3.62	0.71

S	1,000.00	1,196.00	1.94	1,023.44	1.79	0.35

Y	1,000.00	1,197.50	1.16	1,024.15	1.07	0.21

Institutional	1,000.00	1,197.80	0.78	1,024.50	0.71	0.14

Invesco Moderate Allocation Fund

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,145.30	$2.00	$1,023.34	$1.89	0.37%

B	1,000.00	1,141.10	6.04	1,019.56	5.70	1.12

C	1,000.00	1,141.10	6.04	1,019.56	5.70	1.12

R	1,000.00	1,143.90	3.35	1,022.08	3.16	0.62

S	1,000.00	1,145.40	1.46	1,023.84	1.38	0.27

Y	1,000.00	1,146.90	0.65	1,024.60	0.61	0.12

Institutional	1,000.00	1,146.50	0.65	1,024.60	0.61	0.12

Invesco Moderate Growth Allocation Fund

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,176.70	$2.03	$1,023.34	$1.89	0.37%

B	1,000.00	1,171.80	6.13	1,019.56	5.70	1.12

C	1,000.00	1,171.90	6.13	1,019.56	5.70	1.12

R	1,000.00	1,175.40	3.40	1,022.08	3.16	0.62

Y	1,000.00	1,177.50	0.66	1,024.60	0.61	0.12

Institutional	1,000.00	1,177.60	0.66	1,024.60	0.61	0.12

58        Invesco Allocation Funds

Invesco Moderately Conservative Allocation Fund

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,096.80	$2.06	$1,023.24	$1.99	0.39%

B	1,000.00	1,092.70	6.01	1,019.46	5.80	1.14

C	1,000.00	1,092.50	6.01	1,019.46	5.80	1.14

R	1,000.00	1,095.50	3.38	1,021.98	3.26	0.64

Y	1,000.00	1,097.30	0.74	1,024.50	0.71	0.14

Institutional	1,000.00	1,098.10	0.74	1,024.50	0.71	0.14

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

59        Invesco Allocation Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

		Corporate
	Qualified	Dividends
	Dividend	Received	U.S. Treasury
	Income*	Deduction*	Obligations*

Invesco Conservative Allocation Fund	9.00%	3.50%	11.88%

Invesco Growth Allocation Fund	49.00%	23.50%	17.34%

Invesco Moderate Allocation Fund	17.00%	6.50%	12.48%

Invesco Moderate Growth Allocation Fund	26.50%	12.00%	14.20%

Invesco Moderately Conservative Allocation Fund	9.00%	5.00%	11.60%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

60        Invesco Allocation Funds

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

AAS-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2010

Invesco Convertible Securities Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
14	Financial Statements
16	Notes to Financial Statements
23	Financial Highlights
24	Auditor's Report
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Agreements
28	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Convertible Securities Fund

Bruce Crokett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”

3	Invesco Convertible Securities Fund

Management’s Discussion of Fund Performance

Performance summary
All share classes of Invesco Convertible Securities Fund, at net asset value (NAV), posted positive returns for the three-month reporting period ended December 31, 2010. At NAV, the Fund outperformed its broad market/style-specific index, the BofA Merrill Lynch All Convertibles All Qualities Index for the period. The Fund’s security selection in and underweight exposure to the financials sector contributed to returns, as did security selection in the industrials sector.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/10 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.86%

Class B Shares	7.64

Class C Shares	7.64

Class Y Shares	7.92

BofA Merrill Lynch All Convertibles All Qualities Index▼ (Broad Market/Style-Specific Index)	7.45

Lipper Convertible Securities Funds Index▼ (Peer Group Index)	9.00

▼Lipper Inc.

How we invest
Our investment objective is to seek a high level of total return on Fund assets through a combination of current income and capital appreciation.
     The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. We may retain that common stock to permit its orderly sale or to establish long-term holding periods for tax purposes. The Fund is not required to sell the common stock to ensure that the required percentage of its assets is invested in convertible securities. The Fund’s convertible securities may include lower rated fixed-income securities commonly known as junk bonds. The convertible securities also may include exchangeable and synthetic convertible securities. In deciding which securities to buy, hold or sell, we consider market, economic and political conditions.
     The remaining 20% of the Fund’s assets may be invested in common stocks directly, nonconvertible preferred stock, nonconvertible fixed-income securities and foreign securities (including depositary receipts). The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.
     We have considerable discretion in deciding which investments we buy, hold or sell on a day-to-day basis and which investment strategies we use. For example, we may, at our discretion, use some permitted investment strategies while not using others. We sell a security when we believe that it no longer fits the Fund’s investment criteria.

Market conditions and your Fund
Market conditions during the three-month period covered in this report were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and across the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings.
     After being choppy for most of 2010, U.S. equity markets reversed course during the last quarter of the year and rallied on modestly better economic news: tame inflation, rising industrial production and upwardly revised third-quarter GDP. Retail sales – arguably the most influential data point in the fourth quarter — were 5.5% higher this holiday season than last year.1

     For the year, major U.S. equity market indexes rose by double digits. Those same indexes produced positive returns for the fourth quarter. For the fourth quarter, small-cap stocks outperformed large-cap stocks and growth stocks slightly outperformed value stocks.
     During the three-month reporting period, convertible bonds, as measured by the BofA Merrill Lynch All Convertibles All Qualities Index, underperformed equities, as measured by the S&P 500 Index.2 In terms of the new issue market,

Portfolio Composition
By sector

Health Care	21.0%

Information Technology	19.9

Financials	14.2

Consumer Discretionary	13.8

Industrials	7.3

Energy	4.9

Telecommunication Services	4.2

Materials	4.0

Consumer Staples	3.1

Utilities	1.4

Money Market Funds
Plus Other Assets Less Liabilities	6.2

Top 10 Equity Holdings*

1.	General Motors Co.	1.3%

2.	Swift Mandatory Common Exchange Security Trust	1.1

3.	Citigroup Inc.	1.0

4.	Wintrust Financial Corp.	1.0

5.	Bank of America Corp.	1.0

6.	Apache Corp.	0.9

7.	Hartford Financial Services Group Inc.	0.9

8.	Crown Castle International Corp.	0.9

9.	KeyCorp	0.9

10.	HealthSouth Corp.	0.9

Total Net Assets	$165.3 million

Total Number of Holdings*	164
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Convertible Securities Fund

there were 26 new deals for $12.7 billion in total proceeds in the fourth quarter of 2010.3
     We believe the current market reflects a fairly balanced opportunity between credit and equity, and as such we are mainly focused on total return “traditional” convertibles, rather than “busted” convertibles, whose underlying equity is trading well below its conversion value, or equity-sensitive convertibles.
     We found value in new issues and in the information technology and consumer discretionary sectors. At the close of the reporting period, we were underweight in the financials sector. It is our view that credit should continue to tighten but volatility will likely remain elevated as investors try to gauge the speed of the economy’s recovery and as earnings growth becomes more challenging.
     The Fund generated positive returns for the reporting period. The Fund’s overweight exposure to the consumer discretionary sector was a contributor for the period, but it was offset by weak security selection. Strong security selection and our underweight exposure to the financials sector contributed to Fund performance.
     Strong security selection in the industrials sector was a main contributor for the reporting period. However, it was slightly offset by the Fund’s underweight exposure to the sector.
     Thank you for investing in Invesco Convertible Securities Fund and for sharing our long-term investment horizon.
1 Bloomberg
2 Lipper Inc.
3 BofA Merrill Lynch
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ellen Gold
Portfolio manager, is manager of Invesco Convertible Securities Fund. She joined Invesco in 2010. Ms. Gold earned a B.B.A. from George Washington University and an M.B.A. from New York University.
Ramez Nashed
Portfolio manager, is manager of Invesco Convertible Securities Fund. He joined Invesco in 2010. Mr. Nashed earned a B.A. in finance from New Jersey City University and an M.B.A. from Seton Hall University.

5	Invesco Convertible Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class
Fund and index data from 12/31/00

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 Invesco Convertible Securities Fund

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)		6.17%

10	Years	5.34

5	Years	6.28

1	Year	11.46

Class B Shares

Inception (10/31/85)		7.83%

10	Years	5.30

5	Years	6.37

1	Year	12.04

Class C Shares

Inception (7/28/97)		5.83%

10	Years	5.16

5	Years	6.71

1	Year	16.08

Class Y Shares

Inception (7/28/97)		6.88%

10	Years	6.21

5	Years	7.77

1	Year	18.24
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Convertible Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Convertible Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 1.13%, 1.88%, 1.88% and 0.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Convertible Securities Fund

Invesco Convertible Securities Fund’s investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

■	Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks. A portion of the Fund’s convertible securities may be rated below investment grade. Exchangeable and synthetic convertible securities may be more volatile and less liquid than traditional convertible securities.

■	All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Lower rated fixed-income securities (commonly known as junk bonds) are subject to greater risk of loss of income and principal than higher-rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments and may be subject to a greater risk of default than higher-rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

About indexes used in this report
■	The BofA Merrill Lynch All Convertibles All Qualities Index is an unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

■	The Lipper Convertible Securities Fund Index represents the average performance of the 10 largest convertible securities mutual funds, as classified by Lipper Inc.

■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	CNSAX
Class B Shares	CNSBX
Class C Shares	CNSCX
Class C Shares	CNSDX

8 Invesco Convertible Securities Fund

Schedule of Investments(a)

December 31, 2010

	Principal
	Amount	Value

Bonds & Notes–76.07%
Advertising–0.83%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Conv. Global Putable Notes, 4.25%, 03/15/23	$1,220,000	$1,364,875

Aerospace & Defense–0.66%
AAR Corp., Sr. Unsec. Conv. Putable Notes, 1.75%, 02/01/26	1,000,000	1,097,500

Agricultural Products–0.70%
Archer-Daniels-Midland Co., Sr. Unsec. Conv. Notes, 0.88%, 02/15/14	1,125,000	1,154,531

Airlines–0.76%
AMR Corp., Sr. Unsec. Gtd. Conv. Notes, 6.25%, 10/15/14	1,100,000	1,251,250

Alternative Carriers–1.33%
Globalstar Inc., Sr. Unsec. Conv. Putable Notes, 5.75%, 04/01/28	270,000	234,900

Level 3 Communications Inc., Sr. Unsec. Conv. Notes, 6.50%, 10/01/16	378,000	409,657

TW Telecom Inc., Sr. Unsec. Conv. Putable Deb., 2.38%, 04/01/26	1,400,000	1,548,750

		2,193,307

Apparel Retail–0.49%
Charming Shoppes Inc., Sr. Unsec. Conv. Notes, 1.13%, 05/01/14	967,000	812,280

Application Software–2.00%
Cadence Design Systems Inc., Sr. Conv. Notes, 2.63%, 06/01/15(b)	616,000	781,550

Concur Technologies Inc., Sr. Unsec. Conv. Notes, 2.50%, 04/15/15(b)	480,000	569,400

Nuance Communications Inc., Sr. Unsec. Conv. Global Putable Deb., 2.75%, 08/15/27	827,000	974,826

Salesforce.com Inc., Sr. Unsec. Conv. Notes, 0.75%, 01/15/15(b)	595,000	983,981

		3,309,757

Asset Management & Custody Banks–0.92%
Affiliated Managers Group, Inc., Sr. Unsec. Conv. Putable Notes, 3.95%, 08/15/38	614,000	683,075

Janus Capital Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 07/15/14	710,000	844,900

		1,527,975

Auto Parts & Equipment–0.50%
Borg Warner Automotive, Inc., Sr. Unsec. Conv. Notes, 3.50%, 04/15/12	366,000	820,298

Automobile Manufacturers–0.71%
Ford Motor Co., Sr. Unsec. Conv. Notes, 4.25%, 11/15/16	585,000	1,172,194

Automotive Retail–0.75%
Sonic Automotive Inc., Sr. Unsec. Conv. Putable Notes, 5.00%, 10/01/29	997,000	1,243,758

Biotechnology–5.41%
Alexion Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 1.38%, 02/01/12	230,000	1,178,175

Amgen, Inc.–Series B, Sr. Unsec. Conv. Notes, 0.38%, 02/01/13	775,000	778,875

BioMarin Pharmaceutical Inc., Sr. Sub. Conv. Notes, 1.88%, 04/23/17	762,000	1,098,232

Cephalon, Inc., Sr. Unsec. Conv. Sub. Notes, 2.50%, 05/01/14	1,055,000	1,201,381

Gilead Sciences, Inc., Sr. Conv. Notes, 1.63%, 05/01/16(b)	1,445,000	1,510,025

Incyte Corp. Ltd., Sr. Unsec. Conv. Notes, 4.75%, 10/01/15	485,000	1,009,406

Isis Pharmaceuticals Inc., Unsec. Conv. Sub. Putable Notes, 2.63%, 02/15/27	283,000	277,694

Onyx Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 4.00%, 08/15/16	755,000	906,944

Theravance Inc., Sr. Unsec. Conv. Sub. Notes, 3.00%, 01/15/15	860,000	975,025

		8,935,757

Brewers–0.84%
Molson Coors Brewing Co., Sr. Unsec. Gtd. Conv. Notes, 2.50%, 07/30/13	1,200,000	1,395,000

Broadcasting–0.59%
Central European Media Enterprises Ltd., Sr. Sec. Gtd. Conv. Bonds, 3.50%, 03/15/13(b)	1,100,000	981,750

Cable & Satellite–1.49%
Virgin Media Inc., Sr. Unsec. Conv. Global Notes, 6.50%, 11/15/16	1,050,000	1,743,000

XM Satellite Radio Inc., Sr. Unsec. Conv. Sub. Notes, 7.00%, 12/01/14(b)	590,000	727,175

		2,470,175

Casinos & Gaming–1.56%
International Game Technology, Sr. Unsec. Conv. Notes, 3.25%, 05/01/14	1,132,000	1,311,705

MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15(b)	1,150,000	1,265,000

		2,576,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Convertible Securities Fund

	Principal
	Amount	Value

Coal & Consumable Fuels–1.33%
Alpha Natural Resources Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/15/15	$600,000	$805,500

Peabody Energy Corp., Jr. Unsec. Conv. Sub. Deb., 4.75%, 12/15/66	1,075,000	1,396,156

		2,201,656

Communications Equipment–2.01%
Arris Group Inc., Sr. Unsec. Conv. Putable Notes, 2.00%, 11/15/26	1,050,000	1,074,937

Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 03/15/15(b)	1,180,000	1,483,850

Ixia, Sr. Conv. Notes, 3.00%, 12/15/15(b)	360,000	401,850

Powerwave Technologies Inc., Unsec. Conv. Sub. Putable Notes, 3.88%, 10/01/27	400,000	354,000

		3,314,637

Computer Storage & Peripherals–3.23%
EMC Corp., Sr. Unsec. Conv. Notes, Series A, 1.75%, 12/01/11	850,000	1,233,562

Series B, 1.75%, 12/01/13	445,000	672,506

NetApp Inc., Sr. Unsec. Conv. Notes, 1.75%, 06/01/13	655,000	1,170,813

SanDisk Corp., Sr. Unsec. Conv. Notes, 1.00%, 05/15/13	1,170,000	1,131,975

1.50%, 08/15/17	1,000,000	1,133,750

		5,342,606

Construction Materials–0.89%
Cemex S.A.B. de C.V., (Mexico), Unsec. Sub. Conv. Notes, 4.88%, 03/15/15(b)	1,340,000	1,470,650

Construction, Farm Machinery & Heavy Trucks–1.92%
ArvinMeritor Inc., Sr. Unsec. Gtd. Conv. Putable Notes, 4.63%, 03/01/26(c)	850,000	1,078,437

Terex Corp., Sr. Unsec. Conv. Sub. Notes, 4.00%, 06/01/15	400,000	818,500

Titan International Inc., Sr. Gtd. Conv. Sub. Notes, 5.63%, 01/15/17(b)	610,000	1,284,050

		3,180,987

Data Processing & Outsourced Services–0.54%
Alliance Data Systems Corp., Sr. Unsec. Conv. Notes, 1.75%, 08/01/13	835,000	899,713

Department Stores–0.85%
Saks Inc., Sr. Unsec. Gtd. Conv. Putable Notes, 2.00%, 03/15/24	1,355,000	1,410,894

Electrical Components & Equipment–0.48%
EnerSys, Sr. Unsec. Conv. Putable Notes, 3.38%, 06/01/38	700,000	788,375

Electronic Manufacturing Services–0.32%
TTM Technologies Inc., Sr. Unsec. Conv. Notes, 3.25%, 05/15/15	440,000	528,550

Footwear–0.46%
Iconix Brand Group Inc., Sr. Conv. Sub. Notes, 1.88%, 06/30/12	750,000	757,500

Gold–0.62%
Newmont Mining Corp., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 02/15/12	730,000	1,019,263

Health Care Equipment–6.28%
HeartWare International Inc., Sr. Unsec. Conv. Notes, 3.50%, 12/15/17	1,100,000	1,219,625

Hologic Inc., Series 2010, Sr. Unsec. Conv. Putable Notes, 2.00%, 12/15/37(c)	1,900,000	1,995,000

Insulet Corp., Sr. Unsec. Conv. Global Notes, 5.38%, 06/15/13	585,000	622,294

Kinetic Concepts Inc., Sr. Unsec. Gtd. Conv. Notes, 3.25%, 04/15/15(b)	1,139,000	1,203,069

Medtronic Inc., Series B, Sr. Unsec. Conv. Global Notes, 1.63%, 04/15/13	850,000	859,562

NuVasive Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/13	1,175,000	1,151,500

Teleflex Inc., Sr. Unsec. Sub. Conv. Notes, 3.88%, 08/01/17	780,000	822,900

Volcano Corp., Sr. Unsec. Conv. Notes, 2.88%, 09/01/15	810,000	939,600

Wright Medical Group, Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/14	1,650,000	1,561,312

		10,374,862

Health Care Facilities–0.92%
Lifepoint Hospitals Inc., Sr. Unsec. Sub. Conv. Notes, 3.50%, 05/15/14	1,100,000	1,115,125

NovaMed Inc., Sr. Unsec. Sub. Conv. Notes, 1.00%, 06/15/12	450,000	410,625

		1,525,750

Health Care Services–1.30%
Chemed Corp., Sr. Unsec. Gtd. Conv. Notes, 1.88%, 05/15/14	1,150,000	1,154,313

Omnicare Inc., Sr. Conv. Sub. Notes, 3.75%, 12/15/25	891,000	997,920

		2,152,233

Homebuilding–0.99%
Lennar Corp., Sr. Conv. Putable Notes, 2.75%, 12/15/20(b)	1,490,000	1,635,275

Hotels, Resorts & Cruise Lines–0.80%
Gaylord Entertainment Co., Sr. Gtd. Conv. Notes, 3.75%, 10/01/14(b)	220,000	321,750

Home Inns & Hotels Management Inc., Sr. Conv. Notes, 2.00%, 12/15/15(b)	1,000,000	1,005,000

		1,326,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Convertible Securities Fund

	Principal
	Amount	Value

Industrial REIT’s–0.67%
ProLogis, Sr. Unsec. Conv. Notes, 3.25%, 03/15/15	$1,000,000	$1,112,500

Internet Retail–0.91%
priceline.com, Inc., Sr. Unsec. Conv. Notes, 1.25%, 03/15/15(b)	1,020,000	1,501,950

Internet Software & Services–3.31%
Digital River, Inc., Sr. Unsec. Conv. Putable Notes, 2.00%, 11/01/30(b)	900,000	884,250

Equinix Inc., Sub. Unsec. Conv. Notes, 2.50%, 04/15/12	1,700,000	1,742,500

GSI Commerce Inc., Sr. Unsec. Conv. Putable Notes, 2.50%, 06/01/27	850,000	927,562

RightNow Technologies, Inc., Sr. Unsec. Conv. Putable Notes, 2.50%, 11/15/30(b)	794,000	793,008

VeriSign Inc., Jr. Unsec. Sub. Conv. Global Notes, 3.25%, 08/15/37	1,000,000	1,126,250

		5,473,570

Investment Banking & Brokerage–1.77%
Jefferies Group Inc., Sr. Unsec. Conv. Putable Notes, 3.88%, 11/01/29	1,324,000	1,395,165

Knight Capital Group Inc., Sr. Sub. Conv. Notes, 3.50%, 03/15/15(b)	600,000	573,000

MF Global Holdings Ltd., Sr. Unsec. Conv. Putable Notes, 9.00%, 06/20/38	800,000	962,000

		2,930,165

IT Consulting & Other Services–0.52%
CACI International Inc., Sr. Unsec. Sub. Conv. Notes, 2.13%, 05/01/14	750,000	859,688

Life & Health Insurance–0.72%
American Equity Investment Life Holding Co., Sr. Unsec. Conv. Notes, 3.50%, 09/15/15(b)	1,005,000	1,189,669

Life Sciences Tools & Services–0.35%
Life Technologies Corp., Sr. Unsec. Conv. Putable Notes, 1.50%, 02/15/24	470,000	569,875

Managed Health Care–0.19%
AMERIGROUP Corp., Sr. Unsec. Conv. Global Notes, 2.00%, 05/15/12	270,000	315,225

Marine–0.34%
DryShips, Inc., Sr. Unsec. Conv. Notes, 5.00%, 12/01/14	550,000	566,500

Metal & Glass Containers–0.56%
Owens-Brockway Glass Container Inc., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 06/01/15(b)	910,000	920,238

Movies & Entertainment–0.41%
Liberty Media LLC, Sr. Unsec. Conv. Putable Notes, 3.13%, 03/30/23	600,000	675,750

Office REIT’s–0.62%
SL Green Operating Partnership LP, Sr. Unsec. Gtd. Conv. Notes, 3.00%, 10/15/17(b)	1,000,000	1,026,250

Oil & Gas Equipment & Services–1.49%
Cameron International Corp., Sr. Unsec. Conv. Putable Global Notes, 2.50%, 06/15/26	887,000	1,292,802

SESI LLC, Sr. Unsec. Gtd. Conv. Putable Global Notes, 1.50%, 12/15/26(c)(d)	1,145,000	1,172,194

		2,464,996

Oil & Gas Exploration & Production–0.49%
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Putable Notes, 2.50%, 05/15/37	900,000	807,750

Packaged Foods & Meats–0.82%
Smithfield Foods Inc., Sr. Unsec. Conv. Notes, 4.00%, 06/30/13	1,150,000	1,346,938

Pharmaceuticals–4.39%
Allergen Inc., Sr. Unsec. Conv. Putable Global Notes, 1.50%, 04/01/26	500,000	567,500

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Sub. Conv. Notes, 1.75%, 04/15/15	1,100,000	1,468,500

Mylan Labs Inc., Sr. Unsec. Gtd. Conv. Notes, 1.25%, 03/15/12	1,450,000	1,542,437

Nektar Therapeutics, Unsec. Sub. Conv. Notes, 3.25%, 09/28/12	1,200,000	1,212,000

Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 2.75%, 05/15/15	1,000,000	1,278,750

Viropharma Inc., Sr. Unsec. Conv. Notes, 2.00%, 03/15/17	1,050,000	1,181,250

		7,250,437

Regional Banks–0.87%
CapitalSource Inc., Sr. Unsec. Sub. Gtd. Conv. Putable Notes, 7.25%, 07/15/37	1,400,000	1,438,500

Semiconductors–4.05%
Advanced Micro Devices, Inc., Sr. Unsec. Conv. Global Notes, 6.00%, 05/01/15	386,000	390,825

Intel Corp., Jr. Unsec. Conv. Sub. Deb., 2.95%, 12/15/35(b)	550,000	550,687

2.95%, 12/15/35	676,000	676,845

Micron Technology, Inc., Sr. Unsec. Conv. Notes, 1.88%, 06/01/14	1,660,000	1,577,000

ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Sub. Putable Notes, 2.63%, 12/15/26(b)	1,000,000	1,176,250

SunPower Corp., Sr. Unsec. Conv. Notes, 4.75%, 04/15/14	615,000	569,644

Suntech Power Holdings Co., Ltd. (Cayman Islands), Sr. Unsec. Conv. Global Notes, 3.00%, 03/15/13	1,360,000	1,198,500

Xilinx Inc., Sr. Conv. Notes, 2.63%, 06/15/17(b)	470,000	553,425

		6,693,176

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Convertible Securities Fund

	Principal
	Amount	Value

Specialized Consumer Services–0.26%
Sotheby’s, Sr. Unsec. Gtd. Conv. Global Notes, 3.13%, 06/15/13	$300,000	$435,375

Specialized Finance–0.76%
PHH Corp., Sr. Unsec. Conv. Notes, 4.00%, 09/01/14	1,120,000	1,262,800

Specialty Properties–0.17%
Rayonier TRS Holdings Inc., Sr. Unsec. Gtd. Conv. Notes, 3.75%, 10/15/12	250,000	277,500

Steel–1.94%
Allegheny Technologies Inc., Sr. Unsec. Conv. Notes, 4.25%, 06/01/14	552,000	835,590

ArcelorMittal, Sr. Unsec. Conv. Notes, 5.00%, 05/15/14	500,000	725,000

Steel Dynamics Inc., Sr. Unsec. Gtd. Conv. Notes, 5.13%, 06/15/14	1,300,000	1,654,250

		3,214,840

Systems Software–2.76%
Microsoft Corp., Sr. Unsec. Conv. Notes, –%, 06/15/13(b)	1,000,000	1,078,750

Rovi Corp., Sr. Unsec. Conv. Putable Notes, 2.63%, 02/15/40(b)	900,000	1,302,750

Symantec Corp.–Class B, Sr. Unsec. Conv. Global Notes, 1.00%, 06/15/13	1,350,000	1,540,687

TeleCommunication Systems Inc., Sr. Unsec. Conv. Notes, 4.50%, 11/01/14(b)	669,000	638,059

		4,560,246

Technology Distributors–1.13%
Anixter International Inc., Sr. Unsec. Conv. Global Notes, 1.00%, 02/15/13	1,050,000	1,179,938

SYNNEX Corp., Sr. Conv. Putable Notes, 4.00%, 05/15/18(b)	560,000	690,900

		1,870,838

Thrifts & Mortgage Finance–0.54%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 5.00%, 05/01/17	260,000	299,975

PMI Group Inc., Sr. Unsec. Conv. Notes, 4.50%, 04/15/20	720,000	597,600

		897,575

Trading Companies & Distributors–0.80%
United Rentals Inc., Sr. Unsec. Conv. Notes, 4.00%, 11/15/15	600,000	1,320,750

Trucking–0.80%
Avis Budget Group Inc., Sr. Conv. Notes, 3.50%, 10/01/14	1,100,000	1,320,000

Wireless Telecommunication Services–1.95%
Clearwire Communications LLC/Clearwire Finance Inc., Sr. Unsec. Gtd. Conv. Putable Notes, 8.25%, 12/01/40(b)	1,000,000	1,020,000

Leap Wireless International Inc., Sr. Unsec. Conv. Global Notes, 4.50%, 07/15/14	600,000	540,000

SBA Communications Corp., Sr. Unsec. Conv. Notes, 1.88%, 05/01/13	1,480,000	1,666,850

		3,226,850

Total Bonds & Notes (Cost $110,710,589)		125,766,764

	Shares
Preferred Stocks–17.04%
Asset Management & Custody Banks–0.41%
AMG Capital Trust II, 5.15% Pfd.	17,000	685,313

Automobile Manufacturers–1.29%
General Motors Co., Series B, 4.75% Pfd.	39,300	2,126,523

Diversified Banks–0.56%
Wells Fargo & Co., Series L, 7.5% Pfd.	925	925,509

Diversified Capital Markets–0.75%
UBS AG (Switzerland), 9.38% Pfd.	44,800	1,236,346

Electric Utilities–1.43%
NextEra Energy, Inc., 8.38% Pfd.	24,300	1,205,523

PPL Corp., 9.50% Pfd.	21,000	1,154,370

		2,359,893

Health Care Facilities–0.86%
HealthSouth Corp., Series A, 6.5% Pfd.	1,470	1,429,943

Health Care Services–0.57%
Omnicare Capital Trust II, Series B, 4.00% Pfd.	24,300	940,410

Household Appliances–0.91%
Stanley Black & Decker, 4.75% Pfd.	14,000	1,511,720

Multi-Line Insurance–0.93%
Hartford Financial Services Group Inc., Series F, 7.25% Pfd.	60,240	1,542,746

Oil & Gas Exploration & Production–0.96%
Apache Corp., Series D, 6.00% Pfd.	24,000	1,590,240

Oil & Gas Storage & Transportation–0.64%
El Paso Corp., 4.99% Pfd.	900	1,058,850

Other Diversified Financial Services–1.98%
Bank of America Corp., Series L, 7.25% Pfd.	1,700	1,626,849

Citigroup Inc., 7.50% Pfd.	12,100	1,653,949

		3,280,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Convertible Securities Fund

	Shares	Value

Packaged Foods & Meats–0.74%
2009 Dole Food Automatic Common Exchange Security Trust, 7.00% Pfd.(b)	93,400	$1,217,114

Railroads–0.45%
Kansas City Southern, 5.13% Pfd.	460	736,115

Regional Banks–2.55%
KeyCorp., Series A, 7.75% Pfd.	13,700	1,467,270

Synovus Financial Corp., 8.25% Pfd.	44,700	1,113,924

Wintrust Financial Corp., 7.50% Pfd.	29,200	1,629,418

		4,210,612

Trucking–1.11%
2010 Swift Mandatory Common Exchange Security Trust, 6.00% Pfd.(b)	145,300	1,830,489

Wireless Telecommunication Services–0.90%
Crown Castle International Corp., 6.25% Pfd.	24,000	1,486,500

Total Preferred Stocks (Cost $25,323,441)		28,169,121

Common Stocks–0.70%
Pharmaceuticals–0.70%
Merck & Co., Inc. (Cost $1,167,268)	32,165	1,159,226

Money Market Funds–6.10%
Liquid Assets Portfolio–Institutional Class(e)	5,039,708	5,039,708

Premier Portfolio–Institutional Class(e)	5,039,708	5,039,708

Total Money Market Funds (Cost $10,079,416)		10,079,416

TOTAL INVESTMENTS–99.91% (Cost $147,280,714)		165,174,527

OTHER ASSETS LESS LIABILITIES–0.09%		145,380

NET ASSETS–100.00%		$165,319,907

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2010 was $32,571,164, which represented 19.70% of the Fund’s Net Assets.
(c)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Non-income producing security.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Convertible Securities Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $137,201,298)	$155,095,111

Investments in affiliated money market funds, at value and cost	10,079,416

Total investments, at value (Cost $147,280,714)	165,174,527

Receivable for:
Fund shares sold	1,840,506

Dividends and interest	788,251

Investment for trustee deferred compensation and retirement plans	1,189

Other assets	38,668

Total assets	167,843,141

Liabilities:
Payable for:
Investments purchased	2,234,390

Fund shares reacquired	47,522

Accrued fees to affiliates	110,780

Accrued other operating expenses	67,020

Trustee deferred compensation and retirement plans	63,522

Total liabilities	2,523,234

Net assets applicable to shares outstanding	$165,319,907

Net assets consist of:
Shares of beneficial interest	$149,549,844

Undistributed net investment income	(307,674)

Undistributed net realized gain (loss)	(1,816,076)

Unrealized appreciation	17,893,813

$165,319,907

Net Assets:
Class A	$118,358,893

Class B	$11,037,657

Class C	$18,719,293

Class Y	$17,204,064

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	5,903,331

Class B	549,054

Class C	938,718

Class Y	857,071

Class A:
Net asset value per share	$20.05

Maximum offering price per share
(Net asset value of $20.05 divided by 94.50%)	$21.22

Class B:
Net asset value and offering price per share	$20.10

Class C:
Net asset value and offering price per share	$19.94

Class Y:
Net asset value and offering price per share	$20.07

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Convertible Securities Fund

Statement of Operations

For the period October 1, 2010 to December 31, 2010 and the year ended September 30, 2010

	Three months ended	Year ended
	December 31,	September 30,
	2010	2010

Investment income:
Dividends	$406,020	$1,239,313

Dividends from affiliated money market funds	2,345	1,747

Interest	804,630	3,538,748

Total investment income	1,212,995	4,779,808

Expenses:
Advisory fees	179,710	552,047

Administrative services fees	12,603	73,551

Custodian fees	1,994	7,493

Distribution fees:
Class A	64,392	211,578

Class B	29,289	139,502

Class C	31,938	69,290

Transfer agent fees	43,182	133,471

Trustees’ and officers’ fees and benefits	704	19,921

Reports to shareholders	22,058	72,995

Other	32,762	114,790

Total expenses	418,632	1,394,638

Less: Fees waived	(2,655)	(3,297)

Net expenses	415,977	1,391,341

Net investment income	797,018	3,388,467

Realized and unrealized gain from:
Net realized gain from investment securities	1,567,801	9,546,377

Change in net unrealized appreciation of investment securities	7,983,768	2,371,711

Net realized and unrealized gain	9,551,569	11,918,088

Net increase in net assets resulting from operations	$10,348,587	$15,306,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Convertible Securities Fund

Statement of Changes in Net Assets

For the period October 1, 2010 to December 31, 2010 and the years ended September 30, 2010 and
September 30, 2009

	Three months ended	Year ended	Year ended
	December 31,	September 30,	September 30,
	2010	2010	2009

Operations:
Net investment income	$797,018	$3,388,467	$2,471,416

Net realized gain	1,567,801	9,546,377	(12,350,486)

Change in net unrealized appreciation	7,983,768	2,371,711	21,688,003

Net increase in net assets resulting from operations	10,348,587	15,306,555	11,808,933

Distributions to shareholders from net investment income:
Class A	(698,557)	(3,370,546)	(2,426,653)

Class B	(53,056)	(430,399)	(428,301)

Class C	(66,401)	(232,490)	(135,667)

Class Y	(91,541)	(27,272)	(21,180)

Total distributions from net investment income	(909,555)	(4,060,707)	(3,011,801)

Distributions to shareholders from net realized gains:
Class A	—	—	(626,149)

Class B	—	—	(167,950)

Class C	—	—	(42,670)

Class Y	—	—	(697)

Total distributions from net realized gains	—	—	(837,466)

Share transactions–net:
Class A	20,457,788	(283,724)	(5,280,569)

Class B	(1,214,641)	(6,813,077)	(7,459,474)

Class C	8,356,485	(2,550,131)	(208,321)

Class Y	12,840,424	(2,514,198)	727,435

Net increase in net assets resulting from share transactions	40,440,056	(2,032,472)	(12,220,929)

Net increase in net assets	49,879,088	9,213,376	(4,261,263)

Net assets:
Beginning of year	115,440,819	106,227,443	110,488,706

End of year (includes undistributed net investment income of $(307,674), $(239,533) and $205,309, respectively)	$165,319,907	$115,440,819	$106,227,443

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Convertible Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Convertible Securities Trust (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”). Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund. Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.

16        Invesco Convertible Securities Fund

  The Fund’s investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from

17        Invesco Convertible Securities Fund

investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $750 million	0.520%

Next $250 million	0.470%

Next $500 million	0.420%

Next $500 million	0.395%

Next $1 billion	0.370%

Over $3 billion	0.345%

  Prior to the Reorganization, the Acquired Funds paid an advisory fee of $369,642 during the year ended September 30, 2010 to Morgan Stanley Investment Advisors, Inc. (“MSIA”) based on the accrual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.27%, 2.02%, 2.02% and 1.02%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that

18        Invesco Convertible Securities Fund

the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period October 1, 2010 through December 31, 2010 and the year ended September 30, 2010, the Adviser waived advisory fees of $2,655 and $1,660. MSIA waived advisory fees of $1,637 for the year ended September 30, 2010.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administrative fee of $56,838 to Morgan Stanley Services Company, Inc. For the period October 1, 2010 to December 31, 2010 and the year ended September 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period October 1, 2010 to December 31, 2010 and the year ended September 30, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees. Prior to the Reorganization, the Acquired Fund paid $97,688 for the year ended September 30, 2010 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $320,502 to MSDI for the year ended September 30, 2010.
  For the period October 1, 2010 to December 31, 2010 and the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2010, IDI advised the Fund that IDI retained $13,163 in front-end sales commissions from the sale of Class A shares and $1, $1,101 and $59 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

19        Invesco Convertible Securities Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$26,892,153	$12,515,610	$—	$39,407,763

Corporate Debt Securities	—	125,766,764	—	125,766,764

Total Investments	$26,892,153	$138,282,374	$—	$165,174,527

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

20        Invesco Convertible Securities Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period October 1, 2010 to December 31, 2010 and the Years ended September 30, 2010 and 2009:

	December 31,	September 30,
	2010	2010	2009

Ordinary income	$909,555	$4,060,707	$2,964,487

Long-term capital gain	—	—	837,412

Total distributions	$909,555	$4,060,707	$3,801,899

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$113,906

Net unrealized appreciation — investments	17,535,648

Temporary book/tax differences	(63,415)

Capital loss carryover	(1,816,076)

Shares of beneficial interest	149,549,844

Total net assets	$165,319,907

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to book to tax accretion and amortization differences.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,523,405 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$1,816,076

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period October 1, 2010 to December 31, 2010 was $66,300,792 and $31,334,059, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$18,423,952

Aggregate unrealized (depreciation) of investment securities	(888,304)

Net unrealized appreciation of investment securities	$17,535,648

Cost of investments for tax purposes is $147,638,879.

21        Invesco Convertible Securities Fund

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization and convertible preferred securities, on December 31, 2010, undistributed net investment income (loss) was increased by $44,396 and undistributed net realized gain (loss) was decreased by $44,396. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

	Three months ended		Year ended		Year ended
	December 31, 2010(a)		September 30, 2010		September 30, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	1,138,109	$22,182,037	565,189	$10,162,291	310,393	$4,309,966

Class B	48,269	940,232	74,263	1,326,904	66,890	932,683

Class C	444,869	8,665,075	212,648	3,798,774	56,632	831,831

Class Y	672,492	13,053,367	191,691	3,514,793	89,287	1,301,204

Issued as reinvestment of dividends:
Class A	—	—	129,383	2,292,795	215,540	2,935,986

Class B	—	—	16,787	297,894	42,099	563,598

Class C	—	—	8,445	149,078	12,812	174,105

Class Y	—	—	729	12,810	1,424	21,725

Automatic conversion of Class B shares to Class A shares:
Class A	75,484	1,483,015	61,822	1,122,182	27,482	378,693

Class B	(74,769)	(1,483,015)	(61,691)	(1,122,182)	(27,522)	(378,693)

Reacquired:
Class A	(165,310)	(3,207,264)	(780,050)	(13,860,992)	(932,707)	(12,905,214)

Class B	(34,965)	(671,858)	(412,305)	(7,315,693)	(627,825)	(8,577,062)

Class C	(15,891)	(308,590)	(79,529)	(1,397,721)	(92,702)	(1,214,257)

Class Y	(10,888)	(212,943)	(57,506)	(1,013,405)	(35,733)	(595,494)

Net increase (decrease) in share activity	2,077,400	$40,440,056	(130,124)	$(2,032,472)	(893,930)	(12,220,929)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Van Kampen Harbor Fund (the “Target Fund”) in exchange for shares of the Fund. The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

22        Invesco Convertible Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of
											expenses
			Net gains								to average		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		income		Rebate
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		to average		from		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		net assets		affiliates		turnover(c)

Class A
Three months ended 12/31/10	$18.71	$0.12	$1.35	$1.47	$(0.13)	$—	$(0.13)	$20.05	7.86%	$118,359	1.09	%(d)(f)	2.42	%(d)	—		24%
Year ended 09/30/10	16.86	0.59	1.97	2.56	(0.71)	—	(0.71)	18.71	15.45	90,840	1.17	(e)	3.33	(e)	—		85
Year ended 09/30/09	15.35	0.40	1.72	2.12	(0.49)	(0.12)	(0.61)	16.86	14.80	82,241	1.27	(e)	2.86	(e)	0.00	(g)	104
Year ended 09/30/08	19.01	0.32	(3.52)	(3.20)	(0.46)	—	(0.46)	15.35	(17.05)	80,731	1.12	(e)	1.76	(e)	0.01		95
Year ended 09/30/07	17.29	0.39	1.84	2.23	(0.51)	—	(0.51)	19.01	13.03	108,594	1.10	(e)	2.16	(e)	0.00	(g)	97
Year ended 09/30/06	16.46	0.43	0.82	1.25	(0.42)	—	(0.42)	17.29	7.64	111,137	1.12		2.55		—		58

Class B
Three months ended 12/31/10	18.76	0.08	1.35	1.43	(0.09)	—	(0.09)	20.10	7.64	11,038	1.84	(d)(f)	1.67	(d)(e)	—		24
Year ended 09/30/10	16.90	0.46	1.97	2.43	(0.57)	—	(0.57)	18.76	14.61	11,454	1.92	(e)	2.58	(e)	—		85
Year ended 09/30/09	15.39	0.29	1.72	2.01	(0.38)	(0.12)	(0.50)	16.90	13.93	16,790	2.02	(e)	2.11	(e)	0.00	(g)	104
Year ended 09/30/08	19.03	0.19	(3.51)	(3.32)	(0.32)	—	(0.32)	15.39	(17.64)	23,691	1.88	(e)	1.00	(e)	0.01		95
Year ended 09/30/07	17.31	0.26	1.83	2.09	(0.37)	—	(0.37)	19.03	12.14	42,383	1.86	(e)	1.40	(e)	0.00	(g)	97
Year ended 09/30/06	16.48	0.30	0.82	1.12	(0.29)	—	(0.29)	17.31	6.85	51,695	1.88		1.79		—		58

Class C
Three months ended 12/31/10	18.61	0.08	1.34	1.42	(0.09)	—	(0.09)	19.94	7.64	18,719	1.84	(d)(f)	1.67	(d)(e)	—		24
Year ended 09/30/10	16.77	0.46	1.96	2.42	(0.58)	—	(0.58)	18.61	14.62	9,486	1.92	(e)	2.58	(e)	—		85
Year ended 09/30/09	15.28	0.30	1.70	2.00	(0.39)	(0.12)	(0.51)	16.77	13.96	6,175	2.02	(e)	2.11	(e)	0.00	(g)	104
Year ended 09/30/08	18.91	0.18	(3.49)	(3.31)	(0.32)	—	(0.32)	15.28	(17.68)	5,981	1.88	(e)	1.00	(e)	0.01		95
Year ended 09/30/07	17.20	0.25	1.83	2.08	(0.37)	—	(0.37)	18.91	12.18	8,453	1.86	(e)	1.40	(e)	0.00	(g)	97
Year ended 09/30/06	16.38	0.32	0.82	1.14	(0.32)	—	(0.32)	17.20	7.00	8,339	1.73		1.94		—		58

Class Y
Three months ended 12/31/10	18.73	0.13	1.35	1.48	(0.14)	—	(0.14)	20.07	7.92	17,204	0.84	(d)(f)	2.67	(d)(e)	—		24
Year ended 09/30/10	16.87	0.64	1.97	2.61	(0.75)	—	(0.75)	18.73	15.78	3,661	0.92	(e)	3.58	(e)	—		85
Year ended 09/30/09	15.37	0.57	1.58	2.15	(0.53)	(0.12)	(0.65)	16.87	15.07	1,022	1.02	(e)	3.11	(e)	0.00	(g)	104
Year ended 09/30/08	19.02	0.36	(3.50)	(3.14)	(0.51)	—	(0.51)	15.37	(16.82)	86	0.88	(e)	2.00	(e)	0.01		95
Year ended 09/30/07	17.28	0.45	1.84	2.29	(0.55)	—	(0.55)	19.02	13.42	589	0.86	(e)	2.40	(e)	0.00	(g)	97
Year ended 09/30/06	16.46	0.47	0.81	1.28	(0.46)	—	(0.46)	17.28	7.90	4,474	0.88		2.79		—		58

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s) of $102,188, $11,620, $12,671 and $10,633 for Class A, Class B, Class C, and Class Y shares, respectively.
(e)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliated during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(f)	Ratio of expenses to average net assets without fee waivers and/or expense reimbursements for the three months ended December 31, 2010 were 1.10%, 1.85% 1.85% and 0.85% for Class A, Class B, Class C and Class Y, respectively.
(g)	Amount is less than 0.005%.

NOTE 12—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

23        Invesco Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Convertible Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Convertible Securities Fund (formerly known as AIM Convertible Securities Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the periods indicated, the changes in its net assets and the financial highlights for the each of the period ended December 31, 2010 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 24, 2009 expressed an unqualified opinion on those financials statements.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

24        Invesco Convertible Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,188.40	$5.85	$1,019.86	$5.40	1.06%

B	1,000.00	1,183.50	9.96	1,016.08	9.20	1.81

C	1,000.00	1,183.80	9.96	1,016.08	9.20	1.81

Y	1,000.00	1,189.70	4.47	1,021.12	4.13	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25        Invesco Convertible Securities Fund

Approval of Investment Advisory and Sub-advisory Agreements

The Board of Trustees (the Board) of AIM Growth Series (Invesco Growth Series) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Convertible Securities Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and

26        Invesco Convertible Securities Fund

reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

27        Invesco Convertible Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	31.59%
Corporate Dividends Received Deduction*	38.48%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Section 19

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain Securities and Exchange Commission requirements.
  Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in September 2010. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles (“GAAP”) basis and as noted above are not being provided for tax reporting purposes.
  During the quarter ending September 2010, Invesco Convertible Securities Fund (“the Fund”) declared a quarterly distribution, which was payable to shareholders on September 16, 2010. This distribution, determined in accordance with generally accepted accounting principles, is estimated to be from the following sources: (1) $0.1437 (Class A), $0.1105 (Class B), $0.1094 (Class C) and $0.1551 (Class Y) per share from net investment income; and (2) $0.0278 (Class A), $0.0278 (Class B), $0.0278 (Class C) and $0.0278 (Class Y) per share from return of principal.

28        Invesco Convertible Securities Fund

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

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     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
MS-CSEC-AR-1     Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2010

Invesco Global Equity Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2     Invesco Global Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3     Invesco Global Equity fund

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, Invesco Global Equity Fund, at net asset value (NAV), outpaced its style-specific benchmark, the MSCI World Index. This was due largely to the Fund’s stock selection in the consumer staples, financials, health care and telecommunication services sectors relative to the index. The Fund also benefited from positive stock selection in the materials sector. Select holdings in the consumer discretionary, information technology (IT) and utilities sectors were detractors from the Fund’s positive returns.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.00%

Class B Shares	12.18

Class C Shares	12.09

Class R Shares	12.68

Class Y Shares	13.27

Institutional Class Shares	13.76

MSCI World Index▼ (Broad Market/Style-Specific Index)	11.76

Lipper Global Multi-Cap Core Funds Index▼ (Peer Group Index)	13.70

▼	Lipper Inc.

How we invest
We manage your Fund to provide exposure to global large-cap stocks. The portfolio is designed to outperform the MSCI World Index while minimizing the amount of additional risk relative to the benchmark. The Fund can be used as a long-term allocation to large-cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.
     The investment process integrates the following key steps:
■	Universe development

■	Stock rankings

■	Risk assessment

■	Portfolio construction

■	Trading
     While the companies included in the MSCI World Index are used as a general guide for developing the Fund’s invest-able universe, non-benchmark stocks may also be considered. Each stock in the universe is evaluated on four factors:
company earnings momentum, price trend, management action and relative valuation. The scores from these four factors are combined to arrive at an overall alpha score (excess return forecast) for each stock. Each alpha score is relative to the other securities within the same industry. Stocks also are evaluated on a multitude of other factors to develop a stock-specific risk forecast and transaction cost forecast.
     We then incorporate the alpha forecast, risk forecast and transaction cost forecast using an optimizer (a software tool) to build a portfolio that we believe is an optimal balance of the stocks’ potential risk and return. This portfolio is constructed according to certain constraints to increase the probability that the Fund’s relative performance and volatility remain within the Fund’s strategy guidelines. We continually monitor the portfolio, and the overall investment process is repeated on a monthly basis to determine which companies should be bought or sold in the portfolio.
     In terms of risk management, we seek to minimize any style biases in the portfolio. Active managers of global portfolios typically add value in one of, or a combination of, five areas: beta bias (relative volatility), style bias, sector/ industry over- and underweight, country over- and underweight and stock selection. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund’s exposure relative to the benchmark with regard to the other exposures.

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy faced solvency concerns amid massive fiscal deficits. Although the U.S. economy continued with a positive growth rate in 2010, investors remained concerned about high unemployment and a still-weak housing market. The period ended with a market upswing as a flurry of private sector merger and acquisition activity began – a sign of cash-rich corporations and strong balance sheets.
     In contrast, China enacted credit-tightening measures in early 2010 in an attempt to slow its economy. The combination of robust domestic economic developments and largely upbeat corporate earnings supported Asian equity markets during the period. However, concerns about potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.

Portfolio Composition
By sector

Financials	20.2%

Health Care	13.4

Information Technology	13.1

Energy	12.7

Consumer Discretionary	11.3

Materials	8.2

Industrials	6.1

Telecommunication Services	5.2

Consumer Staples	4.5

Utilities	3.4

Money Market Funds Plus
Other Assets Less Liabilities	1.9

Top 10 Equity Holdings*

1.	Chevron Corp.	3.4%

2.	Canon Inc.	3.1

3.	Exxon Mobil Corp.	2.7

4.	International Business Machines Corp.	2.6

5.	Microsoft Corp.	2.6

6.	BCE Inc.	2.5

7.	Novo Nordisk A.S.-Class B	2.4

8.	BHP Billiton PLC	2.3

9.	BHP Billiton Ltd.	2.1

10.	ConocoPhillips	2.1

Total Net Assets	$170.6 million

Total Number of Holdings*	115
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Global Equity Fund

     At the beginning of the year, riskier assets, like stocks, were outperforming securities considered safe havens, such as U.S. Treasuries. This trend continued through the middle of April 2010. Renewed credit problems overseas and the market correction that occurred in May, June and August, however, created a more uncertain environment, which prompted many investors to favor safety over risk. Although the path to economic recovery remained uncertain, several positive trends fueled a resurgence in global equity markets during the last few months of the reporting period.
     Regarding the results of Invesco Global Equity Fund, it’s important to understand our investment process to better evaluate the drivers of our relative performance versus the benchmark. We generally evaluate performance based on the effectiveness of our stock selection and risk management.
     Our stock selection model, based on the four factors (company earnings momentum, price trend, management action and relative value) that make up our alpha (excess return) forecast for stocks in our investment universe, was a detractor from Fund performance for the reporting period. However, when selecting Fund holdings we use our optimization software to assist in making investment decisions, based on risk and transaction cost forecasts, as well as our alpha forecast. Consequently, while our stock selection model may identify a stock with an attractive alpha forecast, the optimizer may indicate that its transaction costs are too high and/or its risk level is unacceptable.
     For the reporting period, Invesco Global Equity Fund at NAV outperformed its style-specific benchmark, the MSCI World Index. Our stock selection in four sectors – consumer staples, financials, health care and telecommunication services – was extremely strong and contributed to our performance compared to the index. In contrast, stock selection in the consumer discretionary, IT and utilities sectors detracted from the overall positive performance of the Fund. In addition, the Fund has exposure to index future contracts. These future contracts are used for hedging small amounts of cash. During the fiscal year, the exposure to index futures was a slight contributor to overall performance.
     In the health care sector, Novo Nordisk, a Denmark-based pharmaceutical company which operates in two business segments – diabetes care and biopharmaceuticals – contributed to Fund performance. Also contributing to the outperformance of the Fund versus its benchmark was Canada-based telecommunication services company, BCE.
     On the other hand, a primary detractor from Fund returns was U.S.-based utility company, Mirant. Mirant is an energy company that produces and sells electricity in the United States. We liquidated our position in Mirant during the reporting period. Also detracting from Fund performance was software giant Microsoft.
     When looking closely at the regions in which the Fund invests, stock selection in North America (specifically the United States) lagged the MSCI World Index. Conversely, stock selection was strong in both Europe and Asia/Pacific, which contributed to positive relative performance for the year. Leading the way in Europe were Denmark and Sweden, while Japan and Hong Kong helped boost performance in the Asia/Pacific region.
     Market participants are vacillating between inconsistent economic data and strong momentum in earnings from the corporate sector. At the same time, consumers, financial institutions and select governments are working to repair balance sheets. While these ultimately healthy initiatives may temper the pace of economic recovery in the near term, falling government bond yields lowered mortgage rates to even more affordable levels, thus providing some level of support for the housing market. In the face of these conflicting signals, we believe above-average equity market and foreign exchange volatility may persist.
     We caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult your financial adviser to discuss your individual financial program.
     We welcome any new investors who have joined the Fund during the year, and to all of our shareholders, we say thank you for your continued investment in Invesco Global Equity Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Karl Georg Bayer
Head of research for Invesco global quantitative equity Germany, is manager of Invesco Global Equity Fund. He joined Invesco in 1991. Mr. Bayer earned Diplom Kaufmann and Diplom Ingenieur degrees from the University of Darmstadt.
Uwe Draeger
Portfolio manager, is manager of Invesco Global Equity Fund. He joined Invesco Deutschland in 2005. Mr. Draeger earned a Diplom-Ökonom degree from Hochshüle für Ökonomie Berlin, an M.A. from City of London Polytechnic and an M.B.A. from Anglia Business School (Cambridge).
Michael Fraikin
Portfolio manager, is manager of Invesco Global Equity Fund. He joined Invesco Deutschland in 1997. Mr. Fraikin earned an M.S. in accounting and finance from the London School of Economics and a B.A. with honors from the University of Reutlingen and Middle-sex University (London) within the combined European study program.
Jens Langewand
Managing director of research for Invesco global quantitative equity Germany, is manager of Invesco Global Equity Fund. He joined Invesco in 2007. Mr. Langewand earned a Diplom Kaufmann degree from the University of Münster and a Ph.D. from the University of Augsburg.
Alexander Uhlmann
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Equity Fund. He joined Invesco Deutschland in 1997. Mr. Uhlmann earned a Diplom Betriebswirt (FH) degree from the Business School for Banking and Finance (HfB) in Frankfurt. He is a member of the German CFA Society.

5     Invesco Global Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 8/31/97, Fund data from 9/15/97
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6     Invesco Global Equity Fund

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (9/15/97)	5.17%

10 Years	2.75

5 Years	-0.91

1 Year	6.79

Class B Shares

Inception (9/15/97)	5.29%

10 Years	2.82

5 Years	-0.82

1 Year	7.18

Class C Shares

Inception (1/2/98)	5.34%

10 Years	2.67

5 Years	-0.54

1 Year	11.09

Class R Shares

10 Years	3.12%

5 Years	-0.03

1 Year	12.68

Class Y Shares

10 Years	3.39%

5 Years	0.32

1 Year	13.27

Institutional Class Shares

10 Years	3.72%

5 Years	0.75

1 Year	13.76
Class R shares incepted on October 31, 2005. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.66%, 2.41%, 2.41%, 1.91%, 1.41% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7     Invesco Global Equity Fund

Invesco Global Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each fund may invest are leveraged. The more a fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

About indexes used in this report
■	The MSCI World Index is an unmanaged index considered representative of stocks of developed countries.

■	The Lipper Global Multi-Cap Core Funds Index is an unmanaged index considered representative of global multi-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GTNDX
Class B Shares	GNDBX
Class C Shares	GNDCX
Class R Shares	GTNRX
Class Y Shares	GTNYX
Institutional Class Shares	GNDIX

8     Invesco Global Equity Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks–98.09%
Australia–3.18%
Australia & New Zealand Banking Group Ltd.	36,146	$862,494

BHP Billiton Ltd.	77,359	3,592,863

Rio Tinto Ltd.	11,043	964,515

		5,419,872

Bermuda–0.84%
Arch Capital Group Ltd.(b)	16,190	1,425,530

Botswana–1.99%
Petrofac Ltd.	136,691	3,387,990

Canada–5.47%
ATCO Ltd.–Class I	12,200	723,583

BCE Inc.	120,500	4,269,999

Canadian Imperial Bank of Commerce	8,000	628,337

George Weston Ltd.	19,100	1,612,574

Penn West Energy Trust	14,000	334,664

Rogers Communications, Inc.–Class B(c)	50,700	1,758,969

		9,328,126

Denmark–2.91%
Carlsberg A.S.–Class B	2,674	267,870

Coloplast A.S.–Class B	4,519	614,400

Novo Nordisk A.S.–Class B	36,311	4,089,071

		4,971,341

Finland–1.98%
Fortum Oyj	55,368	1,680,743

Stora Enso Oyj–Class R	147,682	1,517,523

UPM-Kymmene Oyj	10,330	182,598

		3,380,864

France–1.66%
Sanofi-Aventis S.A.	39,288	2,524,361

Total S.A.	5,861	311,423

		2,835,784

Germany–1.86%
Deutsche Lufthansa AG(b)	81,615	1,784,779

Hannover Rueckversicherung AG	26,028	1,396,780

		3,181,559

Hong Kong–2.58%
Cheung Kong (Holdings) Ltd.	92,000	1,416,019

CLP Holdings Ltd.	133,000	1,079,701

SJM Holdings Ltd.	262,000	415,948

Swire Pacific Ltd.–Class A	90,500	1,485,236

		4,396,904

Italy–2.03%
Enel S.p.A.	39,034	195,199

Eni S.p.A.	26,219	572,839

Mediaset S.p.A.	103,765	628,164

Terna–Rete Elettrica Nazionale S.p.A.	490,104	2,070,805

		3,467,007

Japan–12.04%
Brother Industries, Ltd.	87,600	1,298,418

Canon Inc.	102,300	5,241,793

Daito Trust Construction Co., Ltd.	20,400	1,396,331

Honda Motor Co., Ltd.	36,600	1,445,853

Hoya Corp.	21,100	512,239

Mitsubishi UFJ Financial Group, Inc.	341,600	1,846,146

Mizuho Financial Group, Inc.	942,400	1,775,049

Resona Holdings, Inc.(c)	25,800	154,679

Sekisui Chemical Co., Ltd.	73,000	523,932

Seven & I Holdings Co., Ltd.	12,400	331,257

Sumitomo Mitsui Financial Group, Inc.	30,800	1,096,560

Takeda Pharmaceutical Co., Ltd.	36,700	1,804,955

Tokio Marine Holdings, Inc.	79,700	2,381,286

Yamada Denki Co., Ltd.	10,930	745,441

		20,553,939

Netherlands–0.24%
STMicroelectronics N.V.	39,817	412,942

New Zealand–0.21%
Telecom Corp. of New Zealand Ltd.	207,831	351,188

Norway–0.37%
Statoil A.S.A.	26,252	624,629

Singapore–0.57%
United Overseas Bank Ltd.	69,000	978,876

Spain–1.72%
Banco Bilbao Vizcaya Argentaria, S.A.	122,909	1,242,422

Banco Santander S.A.	158,450	1,684,589

		2,927,011

Sweden–3.46%
Alfa Laval A.B.	61,983	1,307,674

Nordea Bank A.B.	130,427	1,420,492

SKF A.B.–Class B	60,935	1,757,655

Svenska Handelsbanken A.B.–Class A	44,316	1,417,927

		5,903,748

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Global Equity Fund

	Shares	Value

Switzerland–2.06%
Banque Cantonale Vaudoise	501	$263,402

Novartis AG	39,218	2,310,485

Roche Holding AG	6,451	946,340

		3,520,227

United Kingdom–9.00%
AstraZeneca PLC	51,827	2,373,386

BHP Billiton PLC	98,194	3,916,620

British American Tobacco PLC	87,283	3,361,793

BT Group PLC	803,299	2,268,450

HSBC Holdings PLC	17,129	174,626

Mondi PLC	192,537	1,544,232

Next PLC	55,840	1,720,210

		15,359,317

United States–43.92%
Allied World Assurance Co. Holdings, Ltd.	8,400	499,297

American Express Co.	38,200	1,639,544

Amgen Inc.(b)	30,900	1,696,410

Apple Inc.(b)	2,000	645,120

Capital One Financial Corp.	32,800	1,395,968

Cardinal Health, Inc.	39,000	1,494,090

Chevron Corp.	64,234	5,861,353

Cisco Systems, Inc.(b)	11,300	228,599

Citigroup Inc.(b)	158,900	751,597

Coca-Cola Enterprises, Inc.	21,100	528,133

ConocoPhillips	51,980	3,539,838

D.R. Horton, Inc.	98,900	1,179,877

Domtar Corp.	17,000	1,290,640

Exxon Mobil Corp.	62,965	4,604,001

Ford Motor Co.(b)	65,500	1,099,745

Forest Laboratories, Inc.(b)	15,400	492,492

Franklin Resources, Inc.	11,800	1,312,278

Gannett Co., Inc.	91,300	1,377,717

Gap, Inc. (The)	89,228	1,975,508

Goldman Sachs Group, Inc. (The)	7,308	1,228,913

Humana Inc.(b)	15,400	842,996

IAC/InterActiveCorp(b)	120,700	3,464,090

InterDigital, Inc.	14,300	595,452

International Business Machines Corp.	30,441	4,467,521

Johnson & Johnson	26,464	1,636,798

JPMorgan Chase & Co.	61,400	2,604,588

KBR, Inc.	22,000	670,340

Lexmark International, Inc.–Class A(b)	8,300	289,006

Limited Brands, Inc.	113,600	3,490,928

M&T Bank Corp.	12,500	1,088,125

Macy’s, Inc.	17,700	447,810

McDonald’s Corp.	25,311	1,942,872

Microsoft Corp.	156,197	4,361,020

Northrop Grumman Corp.	23,628	1,530,622

Oil States International, Inc.(b)	9,300	596,037

Oshkosh Corp.(b)	59,200	2,086,208

Peabody Energy Corp.	23,000	1,471,540

PPG Industries, Inc.	6,200	521,234

Procter & Gamble Co. (The)	19,337	1,243,949

Prudential Financial, Inc.	5,000	293,550

R. R. Donnelley & Sons Co.	72,900	1,273,563

Sprint Nextel Corp.(b)	57,700	244,071

Sunoco, Inc.	4,800	193,488

Time Warner, Inc.	14,900	479,333

Travelers Cos., Inc. (The)	6,200	345,402

TRW Automotive Holdings Corp.(b)	34,100	1,797,070

Tyson Foods, Inc.–Class A	15,400	265,188

UnitedHealth Group, Inc.	56,500	2,040,215

Valero Energy Corp.	10,800	249,696

Vishay Intertechnology, Inc.(b)	55,900	820,612

Walter Energy, Inc.	3,700	473,008

Wells Fargo & Co.	9,200	285,108

		74,952,560

Total Common Stocks & Other Equity Interests (Cost $148,534,284)		167,379,414

Money Market Funds–1.16%
Liquid Assets Portfolio–Institutional Class(d)	994,022	994,022

Premier Portfolio–Institutional Class(d)	994,022	994,022

Total Money Market Funds (Cost $1,988,044)		1,988,044

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.25% (Cost $150,522,328)		169,367,458

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.59%
Liquid Assets Portfolio–Institutional Class (Cost $1,004,210)(d)(e)	1,004,210	1,004,210

TOTAL INVESTMENTS–99.84% (Cost $151,526,538)		170,371,668

OTHER ASSETS LESS LIABILITIES–0.16%		270,789

NET ASSETS–100.00%		$170,642,457

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2010.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Global Equity Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $148,534,284)*	$167,379,414

Investments in affiliated money market funds, at value and cost	2,992,254

Total investments, at value (Cost $151,526,538)	170,371,668

Cash	11,974

Foreign currencies, at value (Cost $1,305,123)	1,300,902

Receivable for:
Deposits with brokers for open futures contracts	117,000

Fund shares sold	51,802

Dividends	322,226

Investment for trustee deferred compensation and retirement plans	22,849

Other assets	34,298

Total assets	172,232,719

Liabilities:
Payable for:
Fund shares reacquired	258,218

Collateral upon return of securities loaned	1,004,210

Variation margin	20,525

Accrued fees to affiliates	152,807

Accrued other operating expenses	95,985

Trustee deferred compensation and retirement plans	58,517

Total liabilities	1,590,262

Net assets applicable to shares outstanding	$170,642,457

Net assets consist of:
Shares of beneficial interest	$274,337,549

Undistributed net investment income	1,574,351

Undistributed net realized gain (loss)	(124,120,492)

Unrealized appreciation	18,851,049

$170,642,457

Net Assets:
Class A	$124,101,709

Class B	$14,370,304

Class C	$11,534,551

Class R	$1,146,019

Class Y	$719,880

Institutional Class	$18,769,994

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	11,557,426

Class B	1,415,683

Class C	1,138,142

Class R	106,660

Class Y	66,889

Institutional Class	1,725,278

Class A:
Net asset value per share	$10.74

Maximum offering price per share (Net asset value of $10.74 divided by 94.50%)	$11.37

Class B:
Net asset value and offering price per share	$10.15

Class C:
Net asset value and offering price per share	$10.13

Class R:
Net asset value and offering price per share	$10.74

Class Y:
Net asset value and offering price per share	$10.76

Institutional Class:
Net asset value and offering price per share	$10.88

*	At December 31, 2010, securities with an aggregate value of $954,838 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Global Equity Fund

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $279,525)	$4,551,264

Dividends from affiliated money market funds (includes securities lending income of $88,029)	89,110

Total investment income	4,640,374

Expenses:
Advisory fees	1,373,956

Administrative services fees	50,000

Custodian fees	50,110

Distribution fees:
Class A	312,199

Class B	162,672

Class C	117,819

Class R	4,767

Transfer agent fees — A, B, C, R and Y	574,956

Trustees’ and officers’ fees and benefits	20,891

Other	199,001

Total expenses	2,866,371

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(3,586)

Net expenses	2,862,785

Net investment income	1,777,589

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	6,486,421

Foreign currencies	(113,971)

Futures contracts	34,951

6,407,401

Change in net unrealized appreciation of:
Investment securities	11,570,120

Foreign currencies	75,202

Futures contracts	8,818

11,654,140

Net realized and unrealized gain	18,061,541

Net increase in net assets resulting from operations	$19,839,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Global Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$1,777,589	$1,889,425

Net realized gain (loss)	6,407,401	(52,163,152)

Change in net unrealized appreciation	11,654,140	92,943,632

Net increase in net assets resulting from operations	19,839,130	42,669,905

Distributions to shareholders from net investment income:
Class A	(1,605,468)	(2,635,923)

Class B	(68,172)	(67,659)

Class C	(53,549)	(44,289)

Class R	(11,253)	(11,789)

Class Y	(11,076)	(13,707)

Institutional Class	(391,580)	(495,331)

Total distributions from net investment income	(2,141,098)	(3,268,698)

Distributions to shareholders from net realized gains:
Share transactions-net:
Class A	(26,874,922)	(22,111,954)

Class B	(6,900,885)	(7,226,100)

Class C	(2,717,280)	(3,358,065)

Class R	155,694	114,435

Class Y	8,841	310,186

Institutional Class	(1,102,545)	1,189,162

Net increase (decrease) in net assets resulting from share transactions	(37,431,097)	(31,082,336)

Net increase (decrease) in net assets	(19,733,065)	8,318,871

Net assets:
Beginning of year	190,375,522	182,056,651

End of year (includes undistributed net investment income of $1,574,351 and $2,051,832, respectively)	$170,642,457	$190,375,522

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Global Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

13        Invesco Global Equity Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

14        Invesco Global Equity Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and

15        Invesco Global Equity Fund

reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.80%

Next $250 million	0.78%

Next $500 million	0.76%

Next $1.5 billion	0.74%

Next $2.5 billion	0.72%

Next $2.5 billion	0.70%

Next $2.5 billion	0.68%

Over $10 billion	0.66%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012. The Advisor did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $1,246.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $632.

16        Invesco Global Equity Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2010, IDI advised the Fund that IDI retained $10,663 in front-end sales commissions from the sale of Class A shares and $0, $27,216 and $821 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Australia	$1,827,009	$3,592,863	$—	$5,419,872

Bermuda	1,425,530	—	—	1,425,530

Botswana	—	3,387,990	—	3,387,990

Canada	9,328,126	—	—	9,328,126

Denmark	882,270	4,089,071	—	4,971,341

Finland	1,700,121	1,680,743	—	3,380,864

France	—	2,835,784	—	2,835,784

Germany	3,181,559	—	—	3,181,559

Hong Kong	1,495,649	2,901,255	—	4,396,904

Italy	3,467,007	—	—	3,467,007

Japan	13,866,293	6,687,646	—	20,553,939

Netherlands	—	412,942	—	412,942

New Zealand	351,188	—	—	351,188

17        Invesco Global Equity Fund

	Level 1*	Level 2*	Level 3	Total

Norway	$624,629	$—	$—	$624,629

Singapore	978,876	—	—	978,876

Spain	1,242,422	1,684,589	—	2,927,011

Sweden	4,146,093	1,757,655	—	5,903,748

Switzerland	3,520,227	—	—	3,520,227

United Kingdom	1,720,210	13,639,107	—	15,359,317

United States	77,944,814	—	—	77,944,814

	$127,702,023	$42,669,645	$—	$170,371,668

Futures**	8,818	—	—	8,818

Total Investments	$127,710,841	$42,669,645	$—	$170,380,486

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.
**	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$24,635	$(15,817)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$34,951

Change in Unrealized Appreciation
Interest rate risk	8,818

Total	$43,769

*	The average value of futures outstanding during the period was $2,369,527.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

CME E-Mini S&P 500 Index	26	March-2011/Long	$1,628,900	$21,840

FTSE 100 Index	3	March-2011/Long	275,757	2,792

SGX NIKKEI 225 Index	6	March-2011/Long	377,077	3

Subtotal			$2,281,734	$24,635

Dow Jones EURO STOXX 50 Index	17	March-2011/Long	$635,096	$(15,817)

Total			$2,916,830	$8,818

18        Invesco Global Equity Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,708.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,894 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$2,141,098	$3,268,698

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,742,866

Net unrealized appreciation — investments	18,700,422

Net unrealized appreciation (depreciation) — other investments	(2,899)

Temporary book/tax differences	(72,272)

Post-October deferrals	(112,058)

Capital loss carryforward	(123,951,151)

Shares of beneficial interest	274,337,549

Total net assets	$170,642,457

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,322,159 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$58,614,758

December 31, 2017	65,336,393

Total capital loss carryforward	$123,951,151

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

19        Invesco Global Equity Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $123,866,013 and $163,017,529, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$23,789,806

Aggregate unrealized (depreciation) of investment securities	(5,089,384)

Net unrealized appreciation of investment securities	$18,700,422

Cost of investments for tax purposes is $151,671,246.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2010, undistributed net investment income was decreased by $113,972 and undistributed net realized gain (loss) was increased by $113,972. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	626,072	$6,153,988	1,020,154	$8,422,482

Class B	101,100	923,955	214,316	1,652,754

Class C	104,533	961,390	120,761	930,034

Class R	33,094	322,070	39,575	321,617

Class Y	41,867	429,928	95,559	747,571

Institutional Class	66,132	647,553	475,993	3,515,660

Issued as reinvestment of dividends:
Class A	138,845	1,466,204	252,236	2,431,301

Class B	6,583	65,703	7,124	64,776

Class C	4,967	49,522	4,311	39,523

Class R	1,065	11,253	1,228	11,789

Class Y	792	8,380	1,111	10,694

Institutional Class	36,629	391,559	50,802	495,331

Automatic conversion of Class B shares to Class A shares:
Class A	326,040	3,176,549	489,477	3,889,156

Class B	(346,199)	(3,176,549)	(523,567)	(3,889,156)

Reacquired:(b)
Class A	(3,874,643)	(37,671,663)	(4,577,532)	(36,854,893)

Class B	(517,309)	(4,713,994)	(683,719)	(5,054,474)

Class C	(404,447)	(3,728,192)	(578,459)	(4,327,622)

Class R	(18,369)	(177,629)	(28,914)	(218,971)

Class Y	(44,418)	(429,467)	(51,747)	(448,079)

Institutional Class	(222,959)	(2,141,657)	(328,865)	(2,821,829)

Net increase (decrease) in share activity	(3,940,625)	$(37,431,097)	(4,000,156)	$(31,082,336)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $5,561 and $2,049 allocated among the classes based on relative net assets of each class for the years ended December 31, 2010 and 2009, respectively.

20        Invesco Global Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period(a)	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/10	$9.63	$0.11	(d)	$1.14	$1.25	$(0.14)	$—	$(0.14)	$10.74	13.00%	$124,102	1.61	%(e)	1.61	%(e)	1.09	%(e)	74%
Year ended 12/31/09	7.70	0.09	(d)	2.02	2.11	(0.18)	—	(0.18)	9.63	27.47	138,058	1.66		1.66		1.13		72
Year ended 12/31/08	14.81	0.15	(d)	(6.67)	(6.52)	(0.03)	(0.56)	(0.59)	7.70	(43.90)	132,058	1.54		1.54		1.22		114
Year ended 12/31/07	16.47	0.22	(d)	0.63	0.85	(0.31)	(2.20)	(2.51)	14.81	5.19	317,181	1.39		1.49		1.27		160
Year ended 12/31/06	15.54	0.19		2.73	2.92	(0.20)	(1.79)	(1.99)	16.47	18.88	324,111	1.45		1.64		1.09		166

Class B
Year ended 12/31/10	9.09	0.03	(d)	1.08	1.11	(0.05)	—	(0.05)	10.15	12.18	14,370	2.36	(e)	2.36	(e)	0.34	(e)	74
Year ended 12/31/09	7.21	0.03	(d)	1.88	1.91	(0.03)	—	(0.03)	9.09	26.50	19,741	2.41		2.41		0.38		72
Year ended 12/31/08	14.04	0.06	(d)	(6.30)	(6.24)	(0.03)	(0.56)	(0.59)	7.21	(44.32)	22,770	2.29		2.29		0.47		114
Year ended 12/31/07	15.73	0.09	(d)	0.59	0.68	(0.17)	(2.20)	(2.37)	14.04	4.33	78,326	2.14		2.24		0.52		160
Year ended 12/31/06	14.92	0.06		2.62	2.68	(0.08)	(1.79)	(1.87)	15.73	18.02	100,141	2.20		2.39		0.34		166

Class C
Year ended 12/31/10	9.08	0.03	(d)	1.07	1.10	(0.05)	—	(0.05)	10.13	12.09	11,535	2.36	(e)	2.36	(e)	0.34	(e)	74
Year ended 12/31/09	7.20	0.03	(d)	1.88	1.91	(0.03)	—	(0.03)	9.08	26.54	13,008	2.41		2.41		0.38		72
Year ended 12/31/08	14.02	0.06	(d)	(6.29)	(6.23)	(0.03)	(0.56)	(0.59)	7.20	(44.30)	13,575	2.29		2.29		0.47		114
Year ended 12/31/07	15.71	0.09	(d)	0.59	0.68	(0.17)	(2.20)	(2.37)	14.02	4.35	40,480	2.14		2.24		0.52		160
Year ended 12/31/06	14.89	0.06		2.63	2.69	(0.08)	(1.79)	(1.87)	15.71	18.12	41,261	2.20		2.39		0.34		166

Class R
Year ended 12/31/10	9.63	0.08	(d)	1.14	1.22	(0.11)	—	(0.11)	10.74	12.68	1,146	1.86	(e)	1.86	(e)	0.84	(e)	74
Year ended 12/31/09	7.68	0.07	(d)	2.01	2.08	(0.13)	—	(0.13)	9.63	27.14	875	1.91		1.91		0.88		72
Year ended 12/31/08	14.81	0.11	(d)	(6.65)	(6.54)	(0.03)	(0.56)	(0.59)	7.68	(44.03)	607	1.79		1.79		0.97		114
Year ended 12/31/07	16.46	0.18	(d)	0.63	0.81	(0.26)	(2.20)	(2.46)	14.81	4.97	488	1.64		1.74		1.02		160
Year ended 12/31/06	15.53	0.12		2.76	2.88	(0.16)	(1.79)	(1.95)	16.46	18.62	170	1.70		1.89		0.84		166

Class Y
Year ended 12/31/10	9.65	0.13	(d)	1.15	1.28	(0.17)	—	(0.17)	10.76	13.27	720	1.36	(e)	1.36	(e)	1.34	(e)	74
Year ended 12/31/09	7.71	0.12	(d)	2.01	2.13	(0.19)	—	(0.19)	9.65	27.69	662	1.41		1.41		1.38		72
Year ended 12/31/08(f)	10.46	0.03	(d)	(2.19)	(2.16)	(0.03)	(0.56)	(0.59)	7.71	(20.46)	183	1.53	(g)	1.53	(g)	1.23	(g)	114

Institutional Class
Year ended 12/31/10	9.77	0.17	(d)	1.17	1.34	(0.23)	—	(0.23)	10.88	13.76	18,770	0.97	(e)	0.97	(e)	1.73	(e)	74
Year ended 12/31/09	7.81	0.16	(d)	2.06	2.22	(0.26)	—	(0.26)	9.77	28.47	18,031	0.86		0.86		1.93		72
Year ended 12/31/08	14.94	0.22	(d)	(6.76)	(6.54)	(0.03)	(0.56)	(0.59)	7.81	(43.64)	12,864	1.07		1.07		1.69		114
Year ended 12/31/07	16.60	0.29	(d)	0.63	0.92	(0.38)	(2.20)	(2.58)	14.94	5.58	79,762	0.99		1.67		1.67		160
Year ended 12/31/06	15.64	0.23		2.79	3.02	(0.27)	(1.79)	(2.06)	16.60	19.40	66,018	1.03		1.22		1.50		166

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s) of $124,879, $16,267, $11,782, $953, $610 and $17,252 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

21        Invesco Global Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Equity Fund (formerly known as AIM Global Equity Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

22        Invesco Global Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,255.10	$9.09	$1,017.14	$8.13	1.60%

B	1,000.00	1,249.70	13.33	1,013.36	11.93	2.35

C	1,000.00	1,248.80	13.32	1,013.36	11.93	2.35

R	1,000.00	1,251.50	10.50	1,015.88	9.40	1.85

Y	1,000.00	1,255.00	7.67	1,018.40	6.87	1.35

Institutional	1,000.00	1,258.70	5.69	1,020.16	5.09	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Global Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	98.10%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Global Equity Fund

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website,
invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

GEQ-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2010

Invesco Income Allocation Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Income Allocation Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”

3	Invesco Income Allocation Fund

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, Class A shares of Invesco Income Allocation Fund, at net asset value (NAV), returned 10.02% and underperformed the Fund’s custom style-specific benchmark, which returned 11.29% over the same period. Weakness in fixed income markets in the first quarter of 2010, and equity markets, in the second quarter, detracted from the Fund’s performance. Third and fourth quarter recoveries in equity and fixed income markets, however, helped minimize the underperformance for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.02%

Class B Shares	9.19

Class C Shares	9.18

Class R Shares	9.74

Class Y Shares	10.42

Institutional Class Shares	10.30

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Income Allocation Index■ (Style-Specific Index)	11.29

Lipper Mixed-Asset Target Allocation Conservative Funds Index▼
(Peer Group Index)	9.99

▼	Lipper Inc.; ■ Invesco, Lipper Inc.

How we invest
Invesco Income Allocation Fund invests in underlying funds diversified among asset classes (bonds, stocks and cash), investment styles (value and blend/core), regions (domestic and international) and market capitalizations (large and mid). These underlying funds include bond funds, which represent 65% of the portfolio, and stock funds, which represent the remaining 35% of the portfolio. The underlying funds invest in a wide range of income-producing securities, which may generate an attractive yield with less price volatility than individual asset classes.
     The Fund may also invest a significant portion of its assets in derivative instruments such as options, futures (including currency futures), forward currency contracts and swap agreements (including interest rate, currency, total return and credit default swaps). The Fund may engage in these transactions for hedging or non-hedging purposes. The underlying funds may use derivative instruments to implement their investment strategy.
     While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.
     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crisis. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets such as equities enjoyed significant price advances during the first quarter of 2010, driven by anticipation that improving economic conditions would boost earnings growth.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a “double dip” recession in the U.S. and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global economic slowdown. These developments led global investors to seek out safety, driving government bond yields of the world’s largest industrial countries downward.
     The third quarter witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Riskier assets such as equities rose in response. In the U.S., the Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation	As of 12/31/10

Intermediate Term Taxable Investment Grade	38.00%	36.87%

Taxable Non Investment Grade	21.00	21.41

Large Cap Value	15.00	15.41

Sector	8.00	8.14

Real Estate	7.00	7.08

Short Term Taxable Investment Grade	6.00	5.67

International Blend	5.00	5.41

Other Assets Less Liabilities	0.00	0.01

Total Net Assets	$84.0 million

4	Invesco Income Allocation Fund

events and the U.S. policy response, resulting in yields across the yield curve hovering at low levels. The policy response also proved to be a boon for equities, which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary policy and the belief that the seven largest developed (G7) economies had recovered since the summer months. For emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The fourth quarter rise in government bond yields took their valuations much closer to our estimate of fair value. The various commodity complexes all enjoyed price advances during the quarter, propelled by tightening supply-demand balances and positive economic prospects among commodity-intensive emerging markets.
     For the reporting period Invesco Diversified Dividend Fund, Invesco High Yield Fund, Invesco Select Real Estate Income Fund and Invesco Core Bond Fund contributed the most to Fund performance of all the underlying funds, while, at NAV, also outperforming their respective broad market benchmarks. While all of the underlying funds at NAV had positive absolute performance for 2010, Invesco Utilities Fund, Invesco Short Term Bond Fund, Invesco International Total Return Fund, Invesco International Core Equity Fund and Invesco U.S. Government Fund each detracted from relative performance.
     Finally, we thank you for your continued commitment to Invesco Income Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Gary Wendler
Head of Product Development and Investment Performance/ Risk, is manager of Invesco Income Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

5	Invesco Income Allocation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Income Allocation Fund

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (10/31/05)		3.63%

5	Years	3.27

1	Year	3.99

Class B Shares

Inception (10/31/05)		3.83%

5	Years	3.34

1	Year	4.19

Class C Shares

Inception (10/31/05)		3.99%

5	Years	3.68

1	Year	8.18

Class R Shares

Inception (10/31/05)		4.52%

5	Years	4.22

1	Year	9.74

Class Y Shares

Inception		4.90%

5	Years	4.58

1	Year	10.42

Institutional Class Shares

Inception (10/31/05)		5.03%

5	Years	4.73

1	Year	10.30
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.90%, 1.65%, 1.65%, 1.15%, 0.65% and 0.66%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.36%, 2.11%, 2.11%, 1.61%, 1.11% and 1.01%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.60% for Invesco Income Allocation Fund.

7	Invesco Income Allocation Fund

Invesco Income Allocation Fund’s investment objective is current income and, secondarily, growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Certain underlying funds may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	The issuer of instruments in which the underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. An underlying fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduc-
tion of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

■	An investment by the Fund in exchange-traded funds (ETFs) generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more a fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■	An underlying fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

■	Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall.

Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	An underlying fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	An underlying fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ALAAX
Class B Shares	BLIAX
Class C Shares	CLIAX
Class R Shares	RLIAX
Class Y Shares	ALAYX
Institutional Class Shares	ILAAX

8	Invesco Income Allocation Fund

■	The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.

■	The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Certain of the underlying funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Securities may be prepaid at a price less than the original purchase value.

■	Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

■	An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund’s potential gains. Prepayments may require the underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.

■	Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings.

■	Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

■	Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price or that the other party may default on its obligation, resulting in delays, additional costs or the restriction of proceeds from the sale.

■	Certain of the underlying funds’ investments are concentrated in a comparatively narrow segment of the economy, which may make the underlying fund more volatile.

■	An underlying fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

■	The following factors may affect an underlying fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.

■	Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Custom Income Allocation Index, created by Invesco to serve as a benchmark for Invesco Income Allocation Fund, is composed of the following indexes: Russell 3000®, MSCI EAFE®, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based on the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

■	The Russell 3000 Index is an unmanaged index considered representative of the U.S. stock market.

■	The MSCI EAFE Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
■	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs.

■	The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco Income Allocation Fund

Schedule of Investments

December 31, 2010

Invesco Income Allocation Fund
Schedule of Investments in Affiliated Issuers–99.99%(a)

					Change in
					Unrealized
	% of Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/10	12/31/10

Domestic Equity Funds–23.55%
Invesco Diversified Dividend Fund	15.41%	$12,238,160	$1,505,201	$(2,297,859)	$2,014,083	$(514,837)		$291,904	1,055,852	$12,944,748

Invesco Utilities Fund	8.14%	6,220,628	1,175,108	(781,733)	411,194	(183,234)		190,069	457,045	6,841,963

Total Domestic Equity Funds		18,458,788	2,680,309	(3,079,592)	2,425,277	(698,071)		481,973	1,512,897	19,786,711

Fixed-Income Funds–63.95%
Invesco Core Bond Fund	16.81%	12,882,293	2,580,944	(1,703,775)	632,071	(266,521)		607,209	1,571,192	14,125,012

Invesco Floating Rate Fund	6.99%	5,540,695	859,066	(819,177)	465,389	(173,831)		292,850	758,675	5,872,142

Invesco High Yield Fund	14.42%	11,785,310	2,068,555	(2,364,370)	933,034	(309,720)		936,141	2,856,795	12,112,809

Invesco Income Fund	8.38%	6,464,366	1,149,925	(849,508)	509,712	(230,741)		359,479	1,403,138	7,043,754

Invesco International Total Return Fund	5.07%	3,705,509	1,211,571	(487,187)	(207,581)	103,839		270,255	388,682	4,259,952

Invesco Short Term Bond Fund	5.67%	4,270,475	1,024,682	(565,416)	103,895	(73,490)		120,893	547,143	4,760,146

Invesco U.S. Government Fund	6.61%	4,921,220	1,207,156	(661,616)	54,643	30,734		192,098	619,658	5,552,137

Total Fixed-Income Funds		49,569,868	10,101,899	(7,451,049)	2,491,163	(919,730)		2,778,925	8,145,283	53,725,952

Foreign Equity Funds–5.41%
Invesco International Core Equity Fund	5.41%	3,964,315	865,692	(501,382)	439,650	(220,753)		86,296	408,582	4,547,522

Real Estate Funds–7.08%
Invesco Select Real Estate Income Fund	7.08%	6,056,396	809,104	(1,716,842)	1,163,064	(366,203)		242,899	729,511	5,945,519

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $85,363,223)	99.99%	78,049,367	14,457,004	(12,748,865)	6,519,154	(2,204,757	)(b)	3,590,093		84,005,704

OTHER ASSETS LESS LIABILITIES	0.01%									8,800

NET ASSETS	100.00%									$84,014,504

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $66,199 of capital gains from Invesco International Total Return Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Income Allocation Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments in affiliated underlying funds, at value (Cost $85,363,223)	$84,005,704

Receivable for:
Fund shares sold	150,411

Dividends from affiliated underlying funds	132

Investment for trustee deferred compensation and retirement plans	10,605

Other assets	38,213

Total assets	84,205,065

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	24,629

Fund shares reacquired	49,392

Accrued fees to affiliates	68,756

Accrued other operating expenses	33,145

Trustee deferred compensation and retirement plans	14,639

Total liabilities	190,561

Net assets applicable to shares outstanding	$84,014,504

Net assets consist of:
Shares of beneficial interest	$96,832,986

Undistributed net investment income	236,264

Undistributed net realized gain (loss)	(11,697,227)

Unrealized appreciation (depreciation)	(1,357,519)

$84,014,504

Net Assets:
Class A	$55,555,928

Class B	$6,810,670

Class C	$19,801,753

Class R	$1,077,745

Class Y	$757,377

Institutional Class	$11,031

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	5,761,129

Class B	705,586

Class C	2,051,253

Class R	111,681

Class Y	78,513

Institutional Class	1,144

Class A:
Net asset value per share	$9.64

Maximum offering price per share
(Net asset value of $9.64 divided by 94.50%)	$10.20

Class B:
Net asset value and offering price per share	$9.65

Class C:
Net asset value and offering price per share	$9.65

Class R:
Net asset value and offering price per share	$9.65

Class Y:
Net asset value and offering price per share	$9.65

Institutional Class:
Net asset value and offering price per share	$9.64

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Income Allocation Fund

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends from affiliated underlying funds	$3,590,093

Other income	169

Total investment income	3,590,262

Expenses:
Administrative services fees	50,000

Custodian fees	7,955

Distribution fees:
Class A	128,368

Class B	66,249

Class C	203,879

Class R	4,408

Transfer agent fees — A, B, C, R and Y	133,271

Transfer agent fees — Institutional	8

Trustees’ and officers’ fees and benefits	17,857

Registration and filing fees	68,675

Other	59,204

Total expenses	739,874

Less: Expenses reimbursed and expense offset arrangement(s)	(313,124)

Net expenses	426,750

Net investment income	3,163,512

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(2,270,956)

Net realized gain from distributions of affiliated underlying fund shares	66,199

Net realized gain (loss) from affiliated underlying fund shares	(2,204,757)

Change in net unrealized appreciation of affiliated underlying fund shares	6,519,154

Net gain from affiliated underlying funds	4,314,397

Net increase in net assets resulting from operations	$7,477,909

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Income Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$3,163,512	$3,356,321

Net realized gain (loss)	(2,204,757)	(4,968,204)

Change in net unrealized appreciation	6,519,154	14,968,944

Net increase in net assets resulting from operations	7,477,909	13,357,061

Distributions to shareholders from net investment income:
Class A	(2,117,104)	(2,237,128)

Class B	(220,994)	(270,350)

Class C	(675,031)	(792,754)

Class R	(35,041)	(25,524)

Class Y	(24,386)	(19,252)

Institutional Class	(463)	(540)

Total distributions from net investment income	(3,073,019)	(3,345,548)

Share transactions–net:
Class A	3,325,615	(912,208)

Class B	(121,734)	(1,466,926)

Class C	(2,195,003)	(1,093,605)

Class R	309,294	222,892

Class Y	273,738	166,277

Institutional Class	331	(3,183)

Net increase (decrease) in net assets resulting from share transactions	1,592,241	(3,086,753)

Net increase in net assets	5,997,131	6,924,760

Net assets:
Beginning of year	78,017,373	71,092,613

End of year (includes undistributed net investment income of $236,264 and $145,771, respectively)	$84,014,504	$78,017,373

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is current income and, secondarily, growth of capital. The Fund is a “fund of funds,” in that it invests in the Institutional Class of other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other

13        Invesco Income Allocation Fund

Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with valuation policy of such fund. The policies of underlying funds affiliated with the funds as a result of having the same investment advisor are set forth below.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

14        Invesco Income Allocation Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.28%, 1.03%, 1.03%, 0.53%, 0.03% and 0.03% of average daily net assets, respectively. In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  For the year ended December 31, 2010, the Adviser reimbursed fund level expenses of $179,704 and reimbursed class level expenses of $85,564, $11,040, $33,974, $1,469, $877 and $8 of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $141.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations

15        Invesco Income Allocation Fund

approved by the Trust’s Board of Trustees. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2010, IDI advised the Fund that IDI retained $21,460 in front-end sales commissions from the sale of Class A shares and $1, $10,988 and $2,251 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$84,005,704	$—	$—	$84,005,704

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $347.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,665 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

16        Invesco Income Allocation Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$3,073,019	$3,345,548

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$249,945

Net unrealized appreciation (depreciation) — investments	(8,630,330)

Temporary book/tax differences	(13,682)

Capital loss carryforward	(4,424,415)

Shares of beneficial interest	96,832,986

Total net assets	$84,014,504

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$1,851,625

December 31, 2017	2,118,568

December 31, 2018	454,222

Total capital loss carryforward	$4,424,415

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $14,457,004 and $12,748,865, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,835,557

Aggregate unrealized (depreciation) of investment securities	(10,465,887)

Net unrealized appreciation (depreciation) of investment securities	$(8,630,330)

Cost of investments for tax purposes is $92,636,034.

17        Invesco Income Allocation Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	1,701,479	$15,997,414	1,545,536	$12,867,824

Class B	289,423	2,714,608	219,021	1,817,135

Class C	355,379	3,335,373	738,508	6,084,823

Class R	43,661	412,075	36,384	307,472

Class Y	37,440	361,393	29,493	240,316

Issued as reinvestment of dividends:
Class A	190,356	1,779,503	222,610	1,848,069

Class B	21,027	196,766	28,818	238,250

Class C	60,937	570,120	78,132	649,015

Class R	3,741	35,041	2,967	24,844

Class Y	2,348	21,989	2,216	18,704

Institutional Class	36	331	65	540

Automatic conversion of Class B shares to Class A shares:
Class A	115,582	1,083,978	193,059	1,576,358

Class B	(115,576)	(1,083,978)	(193,011)	(1,576,358)

Reacquired:
Class A	(1,657,959)	(15,535,280)	(2,079,211)	(17,204,459)

Class B	(208,942)	(1,949,130)	(237,900)	(1,945,953)

Class C	(648,251)	(6,100,496)	(963,748)	(7,827,443)

Class R	(14,612)	(137,822)	(13,218)	(109,424)

Class Y	(11,595)	(109,644)	(10,888)	(92,743)

Institutional Class	—	—	(459)	(3,723)

Net increase (decrease) in share activity	164,474	$1,592,241	(401,626)	$(3,086,753)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18        Invesco Income Allocation Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	return(a)	(000s omitted)	absorbed(b)		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/10	$9.13	$0.40	(d)	$0.50	$0.90	$(0.39)	$—	$(0.39)	$9.64	10.02%	$55,556	0.28	%(e)	0.67	%(e)	4.22	%(e)	16%
Year ended 12/31/09	7.94	0.41	(d)	1.19	1.60	(0.41)	—	(0.41)	9.13	20.80	49,394	0.28		0.74		4.94		20
Year ended 12/31/08	10.60	0.55	(d)	(2.46)	(1.91)	(0.55)	(0.20)	(0.75)	7.94	(18.88)	43,926	0.28		0.67		5.69		27
Year ended 12/31/07	10.85	0.54	(d)	(0.17)	0.37	(0.47)	(0.15)	(0.62)	10.60	3.40	60,193	0.28		0.70		4.92		10
Year ended 12/31/06	10.12	0.39		0.75	1.14	(0.39)	(0.02)	(0.41)	10.85	11.48	21,022	0.29		1.96		4.86		21

Class B
Year ended 12/31/10	9.13	0.33	(d)	0.51	0.84	(0.32)	—	(0.32)	9.65	9.31	6,811	1.03	(e)	1.42	(e)	3.47	(e)	16
Year ended 12/31/09	7.95	0.35	(d)	1.18	1.53	(0.35)	—	(0.35)	9.13	19.74	6,573	1.03		1.49		4.19		20
Year ended 12/31/08	10.61	0.48	(d)	(2.46)	(1.98)	(0.48)	(0.20)	(0.68)	7.95	(19.46)	7,177	1.03		1.42		4.94		27
Year ended 12/31/07	10.86	0.46	(d)	(0.17)	0.29	(0.39)	(0.15)	(0.54)	10.61	2.62	11,412	1.03		1.45		4.17		10
Year ended 12/31/06	10.12	0.31		0.76	1.07	(0.31)	(0.02)	(0.33)	10.86	10.74	6,018	1.04		2.71		4.11		21

Class C
Year ended 12/31/10	9.14	0.33	(d)	0.50	0.83	(0.32)	—	(0.32)	9.65	9.18	19,802	1.03	(e)	1.42	(e)	3.47	(e)	16
Year ended 12/31/09	7.95	0.35	(d)	1.19	1.54	(0.35)	—	(0.35)	9.14	19.87	20,859	1.03		1.49		4.19		20
Year ended 12/31/08	10.61	0.48	(d)	(2.46)	(1.98)	(0.48)	(0.20)	(0.68)	7.95	(19.47)	19,324	1.03		1.42		4.94		27
Year ended 12/31/07	10.86	0.46	(d)	(0.17)	0.29	(0.39)	(0.15)	(0.54)	10.61	2.62	25,286	1.03		1.45		4.17		10
Year ended 12/31/06	10.12	0.31		0.76	1.07	(0.31)	(0.02)	(0.33)	10.86	10.74	9,905	1.04		2.71		4.11		21

Class R
Year ended 12/31/10	9.13	0.37	(d)	0.51	0.88	(0.36)	—	(0.36)	9.65	9.86	1,078	0.53	(e)	0.92	(e)	3.97	(e)	16
Year ended 12/31/09	7.95	0.39	(d)	1.18	1.57	(0.39)	—	(0.39)	9.13	20.34	721	0.53		0.99		4.69		20
Year ended 12/31/08	10.61	0.52	(d)	(2.45)	(1.93)	(0.53)	(0.20)	(0.73)	7.95	(19.06)	419	0.53		0.92		5.44		27
Year ended 12/31/07	10.86	0.51	(d)	(0.17)	0.34	(0.44)	(0.15)	(0.59)	10.61	3.14	394	0.53		0.95		4.67		10
Year ended 12/31/06	10.11	0.43		0.70	1.13	(0.36)	(0.02)	(0.38)	10.86	11.41	107	0.54		2.21		4.61		21

Class Y
Year ended 12/31/10	9.13	0.42	(d)	0.51	0.93	(0.41)	—	(0.41)	9.65	10.42	757	0.03	(e)	0.42	(e)	4.47	(e)	16
Year ended 12/31/09	7.94	0.44	(d)	1.18	1.62	(0.43)	—	(0.43)	9.13	21.10	459	0.03		0.49		5.19		20
Year ended 12/31/08(f)	8.93	0.12	(d)	(0.94)	(0.82)	(0.17)	—	(0.17)	7.94	(9.14)	234	0.03	(g)	0.57	(g)	5.94	(g)	27

Institutional Class
Year ended 12/31/10	9.13	0.42	(d)	0.50	0.92	(0.41)	—	(0.41)	9.64	10.30	11	0.03	(e)	0.33	(e)	4.47	(e)	16
Year ended 12/31/09	7.94	0.43	(d)	1.19	1.62	(0.43)	—	(0.43)	9.13	21.10	10	0.04		0.39		5.18		20
Year ended 12/31/08	10.60	0.56	(d)	(2.44)	(1.88)	(0.58)	(0.20)	(0.78)	7.94	(18.67)	12	0.04		0.36		5.93		27
Year ended 12/31/07	10.85	0.57	(d)	(0.17)	0.40	(0.50)	(0.15)	(0.65)	10.60	3.66	10	0.03		0.33		5.17		10
Year ended 12/31/06	10.11	0.53		0.65	1.18	(0.42)	(0.02)	(0.44)	10.85	11.87	57	0.03		1.58		5.11		21

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.60%, 0.62%, 0.71%, 0.69% and 0.64% for the years ended December 31, 2010, December 31, 2009, December 31, 2008, December 31, 2007 and December 31, 2006, respectively.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s) of $51,347, $6,625, $20,388, $882, $526 and $11 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 for Class Y shares.
(g)	Annualized.

19        Invesco Income Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Income Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Income Allocation Fund (formerly known as AIM Income Allocation Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

20        Invesco Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010, through December 31, 2010.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,091.20	$1.48	$1,023.79	$1.43	0.28%

B	1,000.00	1,087.00	5.42	1,020.01	5.24	1.03

C	1,000.00	1,087.00	5.42	1,020.01	5.24	1.03

R	1,000.00	1,091.00	2.79	1,022.53	2.70	0.53

Y	1,000.00	1,093.70	0.16	1,025.05	0.15	0.03

Institutional	1,000.00	1,092.60	0.16	1,025.05	0.15	0.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21        Invesco Income Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	17.72%
Corporate Dividends Received Deduction*	15.05%
U.S. Treasury Obligations*	2.49%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22        Invesco Income Allocation Fund

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

INCAL-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2010

Invesco International Allocation Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
18	Financial Highlights
19	Auditor’s Report
20	Fund Expenses
21	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Phillip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website — invesco.com/us — offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus — investment management — Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best — manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change — investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco International Allocation Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
      Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

[1]	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco International Allocation Fund

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, all share classes of Invesco International Allocation Fund, at net asset value, delivered double-digit gains, meaningfully outperforming the Fund’s broad market/style-specific benchmark, the MSCI EAFE Index. The Fund’s broad diversification across style, market-cap, developed and emerging markets enabled it to successfully navigate the volatile market environment.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.04%

Class B Shares	11.18

Class C Shares	11.18

Class R Shares	11.84

Class Y Shares	12.29

Institutional Class Shares	12.37

MSCI EAFE Index▼ (Broad Market/Style-Specific Index)	7.75

Lipper International Multi-Cap Core Funds Index▼ (Peer Group Index)	12.54

▼	Lipper Inc.

How we invest
The Fund offers investors convenient entry into international markets through a single, broadly diversified portfolio that has the flexibility to invest across investment styles (growth, value and core), market capitalizations (small and large), sectors and countries, both emerging and developed.
     The resulting portfolio blends five unique, complementary and established funds — Invesco International Core Equity Fund, Invesco International Growth Fund, PowerShares International Dividend Achievers Portfolio, Invesco International Small Company Fund and Invesco Developing Markets Fund — to create a versatile core holding that provides broad international diversification. The underlying funds may use derivative instruments to implement their investment strategy.
     We determine target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds in the portfolio are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques. While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio quarterly to maintain the target asset class allocations.

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in early 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy returned to a positive growth rate in 2009, investors continued to be concerned about high unemployment and a still-weak housing market. Equity markets, however, seemed to shrug off some of the macroeconomic burdens that pulled them into double-digit losses in the first half of 2010, ending the year with strong positive gains.
     Looking to Asian markets, growth fundamentals remained stronger here than in the west. We saw marginal differences in stock valuations, with slight premiums in some areas.
     Emerging markets, the biggest winners in 2010, saw exports slow down during the latter half of the period. The deceleration in exports was offset, however, by strong growth in retail and auto sales, as well as strong housing markets in emerging economies. The key driver for growth in domestic demand was low interest rates and underleveraged consumers.
     Turning to Europe, European Central Bank (ECB) officials showed little sign they were willing to provide additional economic stimulus. As a result, we saw the slide in the euro’s value reverse during the first half of 2010. Since June, the euro appreciated by double digits versus the dollar, which sparked numerous headlines downplaying growth prospects for the eurozone economy.
     Within this environment, each of the underlying funds in Invesco International Allocation Fund delivered positive, and in some cases double digit, returns contributing positively to the Fund’s absolute results. On a relative basis, four of the five underlying funds meaningfully outperformed the MSCI EAFE Index.
     PowerShares International Dividend Achievers Portfolio was the largest contributor to Invesco International Allocation Fund’s overall return. PowerShares International Dividend Achievers Portfolio is designed to identify an international group of ADRs (American Depository Receipts) that have increased their annual dividend for five or more consecutive fiscal years. Over the period, the portfolio’s investment process helped deliver strong returns in both the financials and energy sectors, outperforming the MSCI EAFE Index and contributing to overall outperformance

Risk Allocation
By asset class

	Target	Total Net Assets
Asset Class	Allocation	As of 12/31/10

Emerging Markets	5.00%	5.12%

International/Global Blend	35.00	34.98

International/Global Growth	32.50	33.52

International/Global Value	27.50	26.16

Cash Equivalents Plus Other Assets Less Liabilities	0.00	0.22

Total Net Assets	$208.5 million

4 Invesco International Allocation Fund

versus the index. Geographically, the portfolio’s meaningful exposure in the very strong performing Canadian market (a market not represented in the index) added to both absolute and relative outperformance.
     Invesco International Growth Fund delivered positive returns and outperformed the MSCI EAFE Index. This fund’s investment process primarily focuses on bottom-up stock selection decisions. When the portfolio managers select individual stocks for the strategy they seek to identify those that offer attractive combinations of earnings growth, quality and valuation characteristics. Therefore, over the long term it is stock selection that drives the fund’s relative results. The fund at NAV outperformed the MSCI EAFE Index over the fiscal year. The fund’s allocations in Europe and Asia provided the largest positive contribution to this outperformance. Relative results also benefited from the fund’s exposure to strong performing emerging market stocks, a segment of the market not represented in the Index.
     Invesco International Small Company Fund’s small-cap focus drove outperformance versus the large cap-oriented MSCI EAFE Index as small-caps continued to generally outperform their larger-cap peers over the period. Within this environment, the team’s bias for companies with well-capitalized balance sheets, excess return, free cash flow generation and pricing power remained unwavering. In addition, the fund’s nimble asset size lets the team invest in micro-cap companies, which often offer undiscovered and under-researched investment opportunities.
     Invesco International Core Equity Fund is the largest allocation in International Allocation Fund. The fund invests primarily in stocks of mid- and large-cap foreign companies with a record of stable earnings and strong balance sheets. Although the fund was positioned well for the period it modestly underperformed the MSCI EAFE Index. Stock selection within the telecommunication services and information technology sectors made the largest contribution to the fund’s relative results. Stock selection and the fund’s underweight position in consumer discretionary and consumer staples detracted from relative performance, failing to keep pace with the benchmark’s very strong gains. Geographically, all international regions in the fund generated positive absolute performance. Asia/Pacific contributed the most to absolute returns, while Europe contributed the least on a relative basis. The fund also benefited from favorable Japanese stock selection throughout the period.
     Invesco Developing Markets Fund is a dedicated emerging markets fund. Emerging markets, as a broad category, continued to perform strongly. The fund delivered positive returns over the period and meaningfully outperformed the MSCI EAFE Index. The fund’s allocations in the Asia/Pacific region provided the largest positive contribution to this relative outperformance, with exposure in smaller Southeast Asian markets leading the gains. Exposure to the strong performing mid- and small-cap segment of the market versus the index, which maintains a larger-cap bias, was also beneficial. Although the team still believes emerging markets are a very attractive long-term story, current market indicators led the team to be relatively cautious in the short term.
     Invesco International Allocation Fund remains diversified across five complementary and established funds. The goal of this asset allocation is to create a portfolio we consider to be a versatile core holding that provides broad international diversification.
     Over the past 12 months, the Fund, at net asset value, experienced double-digit returns. While we are pleased to provide shareholders with this strong performance, it would be imprudent for us to suggest that such a level of performance is sustainable over the long term.
     We thank you for your continued investment in Invesco International Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Gary Wendler
Head of Product Development and Investment Performance/Risk, is manager of Invesco International Allocation Fund. He began his career in the investment industry in 1986 and joined Invesco in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

5 Invesco International Allocation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes since Inception
Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 Invesco International Allocation Fund

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (10/31/05)	4.09%
5 Years	2.69

1 Year	5.82

Class B Shares

Inception (10/31/05)	4.29%

5 Years	2.74

1 Year	6.18

Class C Shares

Inception (10/31/05)	4.45%

5 Years	3.08

1 Year	10.18

Class R Shares

Inception (10/31/05)	4.99%

5 Years	3.60

1 Year	11.84

Class Y Shares

Inception	5.36%

5 Years	3.97

1 Year	12.29

Institutional Class Shares

Inception (10/31/05)	5.51%

5 Years	4.10

1 Year	12.37
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.34%, 2.09%, 2.09%, 1.59%, 1.09% and 1.08%, respectively. 1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.66%, 2.41%, 2.41%, 1.91%, 1.41% and 1.13%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on the Fund’s Class A, B, C, R and Y shares, performance would have been lower.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.88% for Invesco International Allocation Fund.

continued from page 8

About indexes used in this report
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The Lipper International Multi-Cap Core Funds Index is an unmanaged index considered representative of international multi-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco International Allocation Fund

Invesco International Allocation Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Certain underlying funds may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. An underlying fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	An investment by the Fund in exchange-traded funds (ETFs) generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each fund may invest are leveraged. The more a fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■	An underlying fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the fund to withdraw its investments therein at a disadvantageous time.

■	Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-
quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	The prices of initial public offering (IPO) securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	An underlying fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.

■	The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AINAX
Class B Shares	INABX
Class C Shares	INACX
Class R Shares	RINAX
Class Y Shares	AINYX
Institutional Class Shares	INAIX

8 Invesco International Allocation Fund

Schedule of Investments

December 31, 2010

Invesco International Allocation Fund
Schedule of Investments in Affiliated Issuers–100.48%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized		Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	Appreciation	Gain (Loss)		Income	12/31/10	12/31/10

Foreign Equity Funds–99.78%
Invesco Developing Markets Fund	5.12%	$11,800,029	$382,760	$(3,404,094)	$1,760,378	$151,377		$104,546	322,753	$10,679,901

Invesco International Core Equity Fund	34.98%	75,611,068	7,668,442	(13,194,666)	8,522,700	(5,680,569)		1,384,604	6,552,289	72,926,975

Invesco International Growth Fund	22.39%	49,610,643	1,819,560	(9,351,906)	6,423,356	(1,833,700)		614,717	1,672,686	46,667,953

Invesco International Small Company Fund	11.13%	22,940,782	815,320	(5,117,032)	8,589,684	(4,030,307)		279,835	1,242,552	23,198,447

PowerShares International Dividend Achievers Portfolio–ETF	26.16%	58,834,851	1,788,980	(11,138,545)	7,245,501	(2,198,740)		1,557,021	3,541,042	54,532,047

Total Foreign Equity Fund		218,797,373	12,475,062	(42,206,243)	32,541,619	(13,591,939)		3,940,723	13,331,322	208,005,323

Money Market Funds–0.70%
Liquid Assets Portfolio	0.35%	811,914	4,788,367	(4,865,994)	—	—		310	734,287	734,287

Premier Portfolio	0.35%	811,914	4,788,367	(4,865,994)	—	—		145	734,287	734,287

Total Money Market Funds		1,623,828	9,576,734	(9,731,988)	—	—		455	1,468,574	1,468,574

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $231,842,117)	100.48%	$220,421,201	$22,051,796	$(51,938,231)	$32,541,619	$(13,591,939	)(b)	$3,941,178		$209,473,897

OTHER ASSETS LESS LIABILITIES	(0.48)%									(1,008,242)

NET ASSETS	100.00%									$208,465,655

Investment Abbreviations:

ETF	– Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $10,549 of capital gains from Invesco Developing Markets Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco International Allocation Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments in affiliated underlying funds, at value (Cost $231,842,117)	$209,473,897

Receivable for:
Investments sold	59,662

Fund shares sold	358,075

Dividends	30

Investment for trustee deferred compensation and retirement plans	11,274

Other assets	38,955

Total assets	209,941,893

Liabilities:
Payable for:
Investments purchased	1,773

Fund shares reacquired	359,309

Amount due custodian	775,036

Accrued fees to affiliates	271,302

Accrued other operating expenses	43,000

Trustee deferred compensation and retirement plans	25,818

Total liabilities	1,476,238

Net assets applicable to shares outstanding	$208,465,655

Net assets consist of:
Shares of beneficial interest	$305,752,351

Undistributed net investment income	2,596,084

Undistributed net realized gain (loss)	(77,514,560)

Unrealized appreciation (depreciation)	(22,368,220)

$208,465,655

Net Assets:
Class A	$140,375,361

Class B	$17,336,284

Class C	$40,020,345

Class R	$5,679,437

Class Y	$4,964,893

Institutional Class	$89,335

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	13,901,513

Class B	1,738,929

Class C	4,014,977

Class R	564,726

Class Y	491,637

Institutional Class	8,795

Class A:
Net asset value per share	$10.10

Maximum offering price per share
(Net asset value of $10.10 divided by 94.50%)	$10.69

Class B:
Net asset value and offering price per share	$9.97

Class C:
Net asset value and offering price per share	$9.97

Class R:
Net asset value and offering price per share	$10.06

Class Y:
Net asset value and offering price per share	$10.10

Institutional Class:
Net asset value and offering price per share	$10.16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco International Allocation Fund

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends from affiliated underlying funds	$3,941,178

Other income	184

Total investment income	3,941,362

Expenses:
Administrative services fees	50,000

Custodian fees	8,637

Distribution fees:
Class A	344,278

Class B	172,868

Class C	395,028

Class R	24,760

Transfer agent fees — A, B, C, R and Y	582,915

Transfer agent fees — Institutional	45

Trustees’ and officers’ fees and benefits	21,698

Other	128,382

Total expenses	1,728,611

Less: Expenses reimbursed and expense offset arrangement(s)	(425,354)

Net expenses	1,303,257

Net investment income	2,638,105

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(13,602,488)

Net realized gain from distributions of affiliated underlying fund shares	10,549

Net realized gain (loss) from affiliated underlying fund shares	(13,591,939)

Change in net unrealized appreciation of affiliated underlying fund shares	32,541,619

Net gain from affiliated underlying funds	18,949,680

Net increase in net assets resulting from operations	$21,587,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco International Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$2,638,105	$3,728,685

Net realized gain (loss)	(13,591,939)	(23,880,385)

Change in net unrealized appreciation	32,541,619	79,432,673

Net increase in net assets resulting from operations	21,587,785	59,280,973

Distributions to shareholders from net investment income:
Class A	(2,762,003)	(3,356,382)

Class B	(230,723)	(220,910)

Class C	(532,336)	(480,815)

Class R	(100,816)	(87,625)

Class Y	(110,839)	(105,383)

Institutional Class	(1,958)	(1,758)

Total distributions from net investment income	(3,738,675)	(4,252,873)

Share transactions–net:
Class A	(20,760,576)	(9,083,036)

Class B	(3,436,850)	(3,498,215)

Class C	(5,655,560)	(3,950,138)

Class R	545,401	653,537

Class Y	599,563	2,653,502

Institutional Class	15,365	1,143

Net increase (decrease) in net assets resulting from share transactions	(28,692,657)	(13,223,207)

Net increase (decrease) in net assets	(10,843,547)	41,804,893

Net assets:
Beginning of year	219,309,202	177,504,309

End of year (includes undistributed net investment income of $2,596,084 and $3,696,654, respectively)	$208,465,655	$219,309,202

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco International Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital. The Fund is a “fund of funds,” in that it invests in the Institutional Class of other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other

12        Invesco International Allocation Fund

Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with valuation policy of such fund. The policies of underlying funds affiliated with the funds as a result of having the same investment advisor are set forth below.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

13        Invesco International Allocation Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.43%, 1.18%, 1.18%, 0.68%, 0.18% and 0.18%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Acquired Fund Fees and Expenses are not fees and expenses incurred by the Funds directly but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, total annual fund operating expenses may exceed the expense limits above. You incur these expenses indirectly through the valuation of each Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Funds.
  For the year ended December 31, 2010, the Adviser reimbursed class level expenses of $282,273, $35,433, $80,971, $10,150, $8,242 and $2 of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $615.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

14        Invesco International Allocation Fund

  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2010, IDI advised the Fund that IDI retained $31,570 in front-end sales commissions from the sale of Class A shares and $4, $33,646 and $2,151 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$209,473,897	$—	$—	$209,473,897

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $7,668.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,996 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

15        Invesco International Allocation Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$3,738,675	$4,252,873

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$2,620,884

Net unrealized appreciation (depreciation) — investments	(39,803,375)

Temporary book/tax differences	(24,801)

Post-October deferrals	(356,435)

Capital loss carryforward	(59,722,969)

Shares of beneficial interest	305,752,351

Total net assets	$208,465,655

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$27,122,541

December 31, 2017	23,283,288

December 31, 2018	9,317,140

Total capital loss carryforward	$59,722,969

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $12,475,062 and $42,206,243, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,392,788

Aggregate unrealized (depreciation) of investment securities	(41,196,163)

Net unrealized appreciation (depreciation) of investment securities	$(39,803,375)

Cost of investments for tax purposes is $249,277,272.

16        Invesco International Allocation Fund

NOTE 9—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:

Class A	2,512,749	$23,354,511	3,721,654	$29,109,177

Class B	247,830	2,263,386	358,433	2,733,130

Class C	504,814	4,640,871	723,501	5,794,356

Class R	160,100	1,456,846	181,590	1,444,870

Class Y	205,549	2,005,439	422,278	3,095,182

Institutional Class	1,565	15,000	984	9,000

Issued as reinvestment of dividends:
Class A	249,834	2,468,356	350,558	3,155,204

Class B	22,075	215,451	23,359	207,663

Class C	50,868	496,468	51,098	454,187

Class R	10,173	100,109	9,702	86,931

Class Y	9,894	97,748	10,595	95,252

Institutional Class	180	1,781	195	1,758

Automatic conversion of Class B shares to Class A shares:
Class A	180,311	1,658,417	259,605	1,961,066

Class B	(183,043)	(1,658,417)	(264,387)	(1,961,066)

Reacquired:(b)
Class A	(5,240,535)	(48,241,860)	(5,925,012)	(43,308,483)

Class B	(469,919)	(4,257,270)	(623,989)	(4,477,942)

Class C	(1,197,918)	(10,792,899)	(1,441,378)	(10,198,681)

Class R	(110,682)	(1,011,554)	(127,329)	(878,264)

Class Y	(162,435)	(1,503,624)	(64,457)	(536,932)

Institutional Class	(141)	(1,416)	(1,287)	(9,615)

Net increase (decrease) in share activity	(3,208,731)	$(28,692,657)	(2,334,287)	$(13,223,207)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $5,852 and $5,629 allocated among the classes based on relative net assets of each class for the years ended December 31, 2010 and 2009, respectively.

17        Invesco International Allocation Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	return(c)	(000s omitted)	absorbed(d)		absorbed		net assets		turnover(e)

Class A
Year ended 12/31/10	$9.20	$0.14	$0.96	$1.10	$(0.20)	$—	$(0.20)	$10.10	12.04%	$140,375	0.43	%(f)	0.64	%(f)	1.50	%(f)	6%
Year ended 12/31/09	6.79	0.17	2.45	2.62	(0.21)	—	(0.21)	9.20	38.68	148,986	0.44		0.76		2.22		11
Year ended 12/31/08	14.14	0.18	(6.43)	(6.25)	(0.01)	(1.09)	(1.10)	6.79	(44.27)	120,847	0.44		0.65		1.56		38
Year ended 12/31/07	13.29	0.32	1.05	1.37	(0.26)	(0.26)	(0.52)	14.14	10.37	280,140	0.44		0.60		2.25		2
Year ended 12/31/06	10.71	0.42	2.41	2.83	(0.23)	(0.02)	(0.25)	13.29	26.42	129,474	0.44		0.84		3.36		2

Class B
Year ended 12/31/10	9.09	0.07	0.94	1.01	(0.13)	—	(0.13)	9.97	11.18	17,336	1.18	(f)	1.39	(f)	0.75	(f)	6
Year ended 12/31/09	6.68	0.11	2.40	2.51	(0.10)	—	(0.10)	9.09	37.68	19,284	1.19		1.51		1.47		11
Year ended 12/31/08	14.06	0.09	(6.37)	(6.28)	(0.01)	(1.09)	(1.10)	6.68	(44.74)	17,571	1.19		1.40		0.81		38
Year ended 12/31/07	13.23	0.21	1.05	1.26	(0.17)	(0.26)	(0.43)	14.06	9.61	40,466	1.19		1.34		1.50		2
Year ended 12/31/06	10.70	0.32	2.41	2.73	(0.18)	(0.02)	(0.20)	13.23	25.50	21,839	1.19		1.59		2.61		2

Class C
Year ended 12/31/10	9.09	0.07	0.94	1.01	(0.13)	—	(0.13)	9.97	11.18	40,020	1.18	(f)	1.39	(f)	0.75	(f)	6
Year ended 12/31/09	6.68	0.11	2.40	2.51	(0.10)	—	(0.10)	9.09	37.68	42,315	1.19		1.51		1.47		11
Year ended 12/31/08	14.05	0.09	(6.36)	(6.27)	(0.01)	(1.09)	(1.10)	6.68	(44.70)	35,579	1.19		1.40		0.81		38
Year ended 12/31/07	13.23	0.21	1.04	1.25	(0.17)	(0.26)	(0.43)	14.05	9.53	89,841	1.19		1.35		1.50		2
Year ended 12/31/06	10.70	0.32	2.41	2.73	(0.18)	(0.02)	(0.20)	13.23	25.50	39,826	1.19		1.59		2.61		2

Class R
Year ended 12/31/10	9.16	0.12	0.96	1.08	(0.18)	—	(0.18)	10.06	11.84	5,679	0.68	(f)	0.89	(f)	1.25	(f)	6
Year ended 12/31/09	6.75	0.15	2.43	2.58	(0.17)	—	(0.17)	9.16	38.38	4,625	0.69		1.01		1.97		11
Year ended 12/31/08	14.12	0.15	(6.42)	(6.27)	(0.01)	(1.09)	(1.10)	6.75	(44.48)	2,980	0.69		0.90		1.31		38
Year ended 12/31/07	13.27	0.29	1.05	1.34	(0.23)	(0.26)	(0.49)	14.12	10.16	4,211	0.69		0.85		2.00		2
Year ended 12/31/06	10.71	0.39	2.40	2.79	(0.21)	(0.02)	(0.23)	13.27	26.07	1,071	0.69		1.09		3.11		2

Class Y
Year ended 12/31/10	9.20	0.16	0.97	1.13	(0.23)	—	(0.23)	10.10	12.29	4,965	0.18	(f)	0.39	(f)	1.75	(f)	6
Year ended 12/31/09	6.80	0.21	2.44	2.65	(0.25)	—	(0.25)	9.20	38.99	4,033	0.19		0.51		2.47		11
Year ended 12/31/08(g)	9.83	0.03	(1.96)	(1.93)	(0.01)	(1.09)	(1.10)	6.80	(19.74)	477	0.19	(h)	0.64	(h)	1.81	(h)	38

Institutional Class
Year ended 12/31/10	9.23	0.17	0.99	1.16	(0.23)	—	(0.23)	10.16	12.59	89	0.16	(f)	0.16	(f)	1.77	(f)	6
Year ended 12/31/09	6.83	0.19	2.46	2.65	(0.25)	—	(0.25)	9.23	38.90	66	0.18		0.23		2.48		11
Year ended 12/31/08	14.17	0.21	(6.45)	(6.24)	(0.01)	(1.09)	(1.10)	6.83	(44.11)	50	0.15		0.15		1.85		38
Year ended 12/31/07	13.31	0.36	1.05	1.41	(0.29)	(0.26)	(0.55)	14.17	10.66	64	0.17		0.17		2.52		2
Year ended 12/31/06	10.72	0.44	2.41	2.85	(0.24)	(0.02)	(0.26)	13.31	26.64	69	0.18		0.34		3.62		2

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.88%, 0.90%, 0.98%, 0.96% and 1.01% for the years ended December 31, 2010, December 31, 2009, December 31, 2008, December 31, 2007 and December 31, 2006, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s) of $137,711, $17,287, $39,503, $4,952, $4,021 and $69 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(g)	Commencement date of October 3, 2008 for Class Y shares.
(h)	Annualized.

18        Invesco International Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco International Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco International Allocation Fund (formerly known as AIM International Allocation Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

19        Invesco International Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010, through December 31, 2010.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,246.30	$2.43	$1,023.04	$2.19	0.43%

B	1,000.00	1,241.60	6.67	1,019.26	6.01	1.18

C	1,000.00	1,241.60	6.67	1,019.26	6.01	1.18

R	1,000.00	1,244.70	3.85	1,021.78	3.47	0.68

Y	1,000.00	1,247.70	1.02	1,024.30	0.92	0.18

Institutional	1,000.00	1,246.60	1.02	1,024.30	0.92	0.18

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20        Invesco International Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21        Invesco International Allocation Fund

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

INTAL-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2010
Invesco Mid Cap Core Equity Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2Invesco Mid Cap Core Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Mid Cap Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2010, all share classes of Invesco Mid Cap Core Equity Fund, at net asset value, posted positive returns but lagged the Fund’s broad market and style-specific indexes, as measured by the S&P 500 Index and the Russell Midcap Index, respectively. The Fund’s significant underweight to the consumer discretionary sector, as well as to real estate investment trusts (REITs) in the financials sector, accounted for much of the Fund’s performance versus its style-specific benchmark. The Fund’s large allocation to cash detracted from relative returns in a rising market environment. Although the Fund’s overweight in the health care sector detracted from results relative to the benchmark, it was a positive contributor to the Fund’s absolute returns. The industrials and energy sectors also were strong contributors to the Fund’s absolute returns.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.52%

Class B Shares	11.65

Class C Shares	11.68

Class R Shares	12.21

Class Y Shares	12.80

Institutional Class Shares	12.94

S&P 500 Index▼ (Broad Market Index)	15.08

Russell Midcap Index▼ (Style-Specific Index)	25.48

Lipper Mid-Cap Core Funds Index▼ (Peer Group Index)	24.01

▼	Lipper Inc.

How we invest
We seek to manage your Fund using a conservative approach to mid-cap investing. We look to provide attractive upside participation during buoyant equity markets and a measure of downside protection during weak equity markets. As part of a well-diversified asset allocation strategy, the Fund may complement more aggressive or cyclical investment strategies.
     We conduct thorough fundamental research of companies and their businesses to gain a deeper understanding of their prospects, growth potential and return on invested capital (ROIC)

Portfolio Composition
By sector

Industrials	17.5%

Health Care	16.7

Information Technology	11.0

Financials	10.9

Energy	7.4

Materials	5.7

Consumer Staples	5.3

Consumer Discretionary	5.2

Telecommunication Services	1.0

Utilities	0.9

Money Market Funds Plus Other Assets
Less Liabilities	18.4

Total Net Assets	$2.9 billion

Total Number of Holdings*	87
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Top 10 Equity Holdings*

1.	Symantec Corp.	2.8%

2.	ITT Corp.	2.6

3.	Safeway, Inc.	2.4

4.	Northern Trust Corp.	2.2

5.	Boston Scientific Corp.	2.1

6.	Hologic, Inc.	1.9

7.	Legg Mason, Inc.	1.9

8.	Sigma-Aldrich Corp.	1.6

9.	People’s United Financial, Inc.	1.6

10.	Marsh & McLennan Cos., Inc.	1.5

Top Five Industries*

1.	Aerospace & Defense	6.6%

2.	Health Care Equipment	5.8

3.	Life Sciences Tools & Services	4.1

4.	Asset Management & Custody Banks	4.0

5.	Oil & Gas Equipment & Services	3.8

characteristics. The process we use to identify potential investments for the Fund includes three phases: financial analysis, business analysis and valuation analysis.
     Financial analysis provides insights into historical returns on invested capital, a key indicator of business quality, as well as historical capital allocation, a key indicator of management quality. Business analysis, which evaluates the competitive landscape and any structural or cyclical business opportunities or threats, allows us to identify profit, key revenue and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models that help us appraise a company’s fair value. In our valuation analysis, we use three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.
     We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often were overshadowed by concerns about high unemployment, lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, the major equity indexes sold off precipitously in May, as the sovereign debt crisis unfolded in the eurozone. Meanwhile, U.S. economic indicators remained weak, prompting fears of a double dip recession. Uncertainty created by the debt crisis, combined with subdued employment, consumer spending and housing data, added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, the markets reversed course and rallied again during the last four months of the year on better economic news, ending the year with double-digit gains.
     All 10 sectors within the S&P 500 Index posted gains for the year. The more economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while the less economically sensitive sectors, such as health care and utilities, had some of the lowest returns.

4 Invesco Mid Cap Core Equity Fund

     Commercial-vehicle parts supplier WABCO Holdings was the largest contributor to results for the period, as shares of the company more than doubled during the year. The company’s earnings rose steadily throughout the year as growth in truck and bus production accelerated across the company’s geographic business segments. The company’s operations in Europe, South America, China, India and Brazil all posted double-digit growth. Both new vehicle technology and aftermarket sales increased, while operating margins improved as a result of the company’s prior fiscal year cost-cutting efforts.
     Smith International, a diversified oilfield services company, was another contributor to results. The company’s merger with Schlumberger was finalized in the third quarter of 2010. We held onto our shares of the company through the end of the acquisition, and also retained a position in Schlumberger. Before the end of the fiscal year, we sold our holdings in Schlumberger.
     H&R Block was the largest detractor from results as the company faced both cyclical and secular pressures. While the high unemployment rate lowered the number of tax filers, H&R Block continued to cede market share to less expensive online tax preparation providers and smaller independent providers. Shares also were negatively affected by the ongoing regulatory uncertainties with regard to mortgage repurchase liability. Before the end of the fiscal year, we sold our position in the company.
     Medical device maker Boston Scientific was another key detractor. Early in the year, the company reported disappointing earnings results due to eroding margins. As a result, management reduced its growth outlook for 2010. In addition, sales for one of the firm’s ICD (implantable cardioverter-defibrillator) devices were halted during the period, thus weighing on the company’s shares. We believe, however, that the new management team has made progress turning the company around from its earlier weaknesses, and this has significantly added to our investment.
     Maintaining a conservative approach is an enduring part of our investment philosophy. Amid the market’s volatility, we sought judicious long-term investments in high-quality businesses. During the year, we increased our exposure to the consumer discretionary, materials, financials and industrials sectors and reduced exposure to the health care and consumer staples sectors. These moves increased the number of holdings in the Fund, and at the end of the year, the Fund’s largest sector weightings were in information technology, health care, financials and industrials.
     Over the past year, we witnessed significant dissonance in the market between strong corporate earnings and weak or erratic macroeconomic data. At some point during this time, we believe we reached a crossroads in the current market cycle: in our view, we have likely entered a phase in which the economy is transitioning from recovery to possible expansion, or at least economic sustainability. Historically, as part of these transitions, market leadership typically shifts from early cycle to late cycle companies where profit stability, earnings visibility and positive – albeit modest – growth are favored. We believe this transition created good opportunities for investors to upgrade the quality of their equity exposure.
     Regardless of market conditions, our goal remains the same: to serve as a conservative cornerstone for your mid-cap investment allocation, seeking to provide upside participation with a measure of downside protection, so that over a full-market cycle, we deliver strong investment results with reduced risk relative to the benchmark. As always, we would like to thank you for your continued investment in Invesco Mid Cap Core Equity Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ronald Sloan
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Mid Cap Core Equity Fund. Mr. Sloan joined Invesco in 1998. He earned a B.S. in business administration and an M.B.A. from the University of Missouri.
Douglas Asiello
Chartered Financial Analyst, portfolio manager, is manager of Invesco Mid Cap Core Equity Fund. Mr. Asiello joined Invesco in 2001. He earned a B.A. in international relations and Spanish from Vanderbilt University and an M.B.A. with a concentration in finance from the Wharton School at the University of Pennsylvania. He also earned an M.A. in international management from the Joseph H. Lauder Institute of Management and International Studies.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of Invesco Mid Cap Core Equity Fund. Mr. Nelson joined Invesco in 2004. He earned a B.A. from the University of California-Santa Barbara.

5 Invesco Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 5/31/87, Fund data from 6/9/87

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Mid Cap Core Equity Fund

Average Annual Total Returns
As of 12/31/10, including maximum applicable
sales charges

Class A Shares

Inception (6/9/87)	10.94%

10 Years	5.47

5 Years	4.16

1 Year	6.33

Class B Shares

Inception (4/1/93)	10.43%

10 Years	5.46

5 Years	4.31

1 Year	6.65

Class C Shares

Inception (5/3/99)	8.44%

10 Years	5.30

5 Years	4.56

1 Year	10.68

Class R Shares

10 Years	5.85%

5 Years	5.08

1 Year	12.21

Class Y Shares

10 Years	6.13%

5 Years	5.47

1 Year	12.80

Institutional Class Shares

Inception (3/15/02)	6.78%

5 Years	5.79

1 Year	12.94

Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.30%, 2.05%, 2.05%, 1.55%, 1.05% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses

7 Invesco Mid Cap Core Equity Fund

Invesco Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information

Principal risks of investing in the Fund
■	Holding cash or cash equivalents may negatively affect performance.

■	The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the fund’s ability to recover should they default.

■	The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GTAGX
Class B Shares	GTABX
Class C Shares	GTACX
Class R Shares	GTARX
Class Y Shares	GTAYX
Institutional Class Shares	GTAVX

8 Invesco Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–81.60%
Aerospace & Defense–6.56%
Alliant Techsystems Inc.	564,507	$42,016,256

Goodrich Corp.	250,657	22,075,362

ITT Corp.	1,434,341	74,743,509

Moog Inc.–Class A(b)	660,849	26,301,790

Precision Castparts Corp.	178,212	24,808,893

		189,945,810

Air Freight & Logistics–0.91%
Expeditors International of Washington, Inc.	483,297	26,388,016

Apparel Retail–1.17%
American Eagle Outfitters, Inc.	2,318,402	33,918,221

Apparel, Accessories & Luxury Goods–1.66%
Carter’s, Inc.(b)	1,303,518	38,466,816

True Religion Apparel, Inc.(b)	434,208	9,665,470

		48,132,286

Application Software–1.22%
Adobe Systems Inc.(b)	1,152,121	35,462,284

Asset Management & Custody Banks–4.03%
Legg Mason, Inc.	1,499,174	54,375,041

Northern Trust Corp.	1,124,964	62,334,255

		116,709,296

Automotive Retail–0.25%
Pep Boys (The)-Manny, Moe & Jack	533,982	7,171,378

Biotechnology–1.87%
Biogen Idec Inc.(b)	521,467	34,964,362

Genzyme Corp.(b)	269,150	19,163,480

		54,127,842

Brewers–0.90%
Molson Coors Brewing Co.–Class B	521,018	26,149,894

Communications Equipment–1.37%
Motorola Solutions, Inc.(b)	4,385,174	39,773,528

Computer & Electronics Retail–0.19%
Best Buy Co., Inc.	160,308	5,496,961

Construction & Engineering–0.97%
Chicago Bridge & Iron Co. N.V.–New York Shares(b)	854,076	28,099,101

Construction Materials–0.70%
CRH PLC (Ireland)	972,410	20,153,246

Construction, Farm Machinery & Heavy Trucks–1.51%
Terex Corp.(b)	1,169,430	36,299,107

WABCO Holdings Inc.(b)	123,787	7,542,342

		43,841,449

Data Processing & Outsourced Services–0.77%
Western Union Co.	1,207,168	22,417,110

Department Stores–0.45%
Macy’s, Inc.	519,438	13,141,781

Electric Utilities–0.88%
Edison International	663,708	25,619,129

Electrical Components & Equipment–1.68%
Cooper Industries PLC (Ireland)	378,338	22,053,322

Thomas & Betts Corp.(b)	549,277	26,530,079

		48,583,401

Electronic Manufacturing Services–0.65%
Molex Inc.(c)	828,283	18,818,590

Environmental & Facilities Services–1.21%
Republic Services, Inc.	1,172,621	35,014,463

Fertilizers & Agricultural Chemicals–0.67%
Scotts Miracle-Gro Co. (The)–Class A	383,764	19,483,698

Food Retail–2.93%
Kroger Co. (The)	738,934	16,522,564

Safeway Inc.	3,041,836	68,410,892

		84,933,456

Health Care Equipment–5.78%
Boston Scientific Corp.(b)	7,890,871	59,733,894

Hologic, Inc.(b)	2,929,949	55,141,640

Teleflex Inc.	183,282	9,862,404

Zimmer Holdings, Inc.(b)	794,168	42,630,938

		167,368,876

Health Care Facilities–0.95%
Rhoen-Klinikum AG (Germany)	710,567	15,648,133

VCA Antech, Inc.(b)	503,055	11,716,151

		27,364,284

Health Care Services–2.88%
DaVita, Inc.(b)	459,677	31,942,955

Laboratory Corp. of America Holdings(b)	232,805	20,468,216

Quest Diagnostics Inc.	576,093	31,091,739

		83,502,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Mid Cap Core Equity Fund

	Shares	Value

Hypermarkets & Super Centers–1.51%
BJ’s Wholesale Club, Inc.(b)	910,851	$43,629,763

Industrial Conglomerates–0.52%
Tyco International Ltd.	362,202	15,009,651

Industrial Machinery–1.71%
Actuant Corp.–Class A	520,000	13,842,400

Parker Hannifin Corp.	262,060	22,615,778

SPX Corp.	183,191	13,096,325

		49,554,503

Insurance Brokers–1.53%
Marsh & McLennan Cos., Inc.	1,617,276	44,216,326

Investment Banking & Brokerage–0.68%
Charles Schwab Corp. (The)	1,145,841	19,605,340

Leisure Products–0.50%
Hasbro, Inc.	306,166	14,444,912

Life & Health Insurance–0.71%
Torchmark Corp.	344,161	20,560,178

Life Sciences Tools & Services–4.08%
Agilent Technologies, Inc.(b)	996,160	41,270,909

Pharmaceutical Product Development, Inc.	1,351,956	36,692,086

Techne Corp.	217,106	14,257,351

Waters Corp.(b)	332,190	25,814,485

		118,034,831

Managed Health Care–1.41%
Aetna Inc.	1,334,503	40,715,687

Marine–0.64%
Kirby Corp.(b)	423,807	18,668,698

Metal & Glass Containers–0.38%
Owens-Illinois, Inc.(b)	354,768	10,891,378

Mortgage REIT’s–0.20%
Annaly Capital Management Inc.	316,700	5,675,264

Multi-Sector Holdings–0.16%
PICO Holdings, Inc.(b)	149,488	4,753,718

Office Services & Supplies–0.77%
Pitney Bowes Inc.(c)	925,090	22,368,676

Oil & Gas Equipment & Services–3.75%
Baker Hughes Inc.	712,861	40,754,263

Cameron International Corp.(b)	472,347	23,962,163

Dresser-Rand Group, Inc.(b)	745,925	31,768,946

National Oilwell Varco Inc.	177,723	11,951,872

		108,437,244

Oil & Gas Exploration & Production–1.68%
Newfield Exploration Co.(b)	319,145	23,013,546

PetroQuest Energy, Inc.(b)	110,242	830,123

Southwestern Energy Co.(b)	661,747	24,769,190

		48,612,859

Oil & Gas Refining & Marketing–0.63%
Valero Energy Corp.	783,628	18,117,479

Oil & Gas Storage & Transportation–1.36%
Williams Cos., Inc. (The)	1,588,471	39,267,003

Paper Packaging–0.86%
Sealed Air Corp.	979,349	24,924,432

Pharmaceuticals–1.19%
Hospira, Inc.(b)	315,220	17,554,602

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	325,439	16,965,135

		34,519,737

Property & Casualty Insurance–1.51%
Progressive Corp. (The)	2,193,344	43,581,745

Research & Consulting Services–0.51%
Dun & Bradstreet Corp. (The)	178,504	14,653,393

Restaurants–0.68%
Darden Restaurants, Inc.	426,799	19,820,546

Semiconductor Equipment–0.35%
FormFactor Inc.(b)	1,140,737	10,129,745

Semiconductors–2.38%
Linear Technology Corp.	1,191,423	41,211,321

Microchip Technology Inc.(c)	425,723	14,563,984

Xilinx, Inc.	449,061	13,013,788

		68,789,093

Specialized Finance–0.50%
Moody’s Corp.	546,201	14,496,175

Specialty Chemicals–3.08%
International Flavors & Fragrances Inc.	775,881	43,131,225

Sigma-Aldrich Corp.	691,935	46,055,193

		89,186,418

Systems Software–2.86%
CA, Inc.	126,137	3,082,788

Symantec Corp.(b)	4,769,015	79,833,311

		82,916,099

Thrifts & Mortgage Finance–1.57%
People’s United Financial Inc.	3,242,867	45,432,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Mid Cap Core Equity Fund

	Shares	Value

Trucking–0.79%
Con-way Inc.	624,026	$22,820,631

Wireless Telecommunication Services–0.94%
MetroPCS Communications, Inc.(b)	2,164,472	27,337,281

Total Common Stocks & Other Equity Interests (Cost $1,937,512,430)		2,362,788,382

Money Market Funds–18.77%
Liquid Assets Portfolio–Institutional Class(d)	271,693,062	271,693,062

Premier Portfolio–Institutional Class(d)	271,693,062	271,693,062

Total Money Market Funds (Cost $543,386,124)		543,386,124

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.37% (Cost $2,480,898,554)		2,906,174,506

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.78%
Liquid Assets Portfolio–Institutional Class (Cost $22,560,205)(d)(e)	22,560,205	22,560,205

TOTAL INVESTMENTS–101.15% (Cost $2,503,458,759)		2,928,734,711

OTHER ASSETS LESS LIABILITIES–(1.15)%		(33,360,068)

NET ASSETS–100.00%		2,895,374,643

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2010.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $1,937,512,430)*	$2,362,788,382

Investments in affiliated money market funds, at value and cost	565,946,329

Total investments, at value (Cost $2,503,458,759)	2,928,734,711

Receivable for:
Fund shares sold	7,818,217

Dividends	2,291,432

Investment for trustee deferred compensation and retirement plans	50,384

Other assets	65,395

Total assets	2,938,960,139

Liabilities:
Payable for:
Fund shares reacquired	18,280,930

Collateral upon return of securities loaned	22,560,205

Accrued fees to affiliates	2,243,481

Accrued other operating expenses	216,361

Trustee deferred compensation and retirement plans	284,519

Total liabilities	43,585,496

Net assets applicable to shares outstanding	$2,895,374,643

Net assets consist of:
Shares of beneficial interest	$2,462,053,442

Undistributed net investment income (loss)	(279,974)

Undistributed net realized gain	8,324,384

Unrealized appreciation	425,276,791

$2,895,374,643

Net Assets:
Class A	$1,838,718,833

Class B	$114,279,288

Class C	$249,882,721

Class R	$188,802,828

Class Y	$192,236,030

Institutional Class	$311,454,943

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	79,357,256

Class B	6,123,726

Class C	13,418,891

Class R	8,262,755

Class Y	8,269,623

Institutional Class	12,894,255

Class A:
Net asset value per share	$23.17

Maximum offering price per share
(Net asset value of $23.17 divided by 94.50%)	$24.52

Class B:
Net asset value and offering price per share	$18.66

Class C:
Net asset value and offering price per share	$18.62

Class R:
Net asset value and offering price per share	$22.85

Class Y:
Net asset value and offering price per share	$23.25

Institutional Class:
Net asset value and offering price per share	$24.15

*	At December 31, 2010, securities with an aggregate value of $21,597,870 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Mid Cap Core Equity Fund

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $240,370)	$31,042,305

Dividends from affiliated money market funds (includes securities lending income of $134,056)	812,169

Total investment income	31,854,474

Expenses:
Advisory fees	17,447,329

Administrative services fees	533,946

Custodian fees	80,296

Distribution fees:
Class A	4,153,945

Class B	1,434,176

Class C	2,224,377

Class R	712,274

Transfer agent fees — A, B, C, R and Y	5,335,041

Transfer agent fees — Institutional	167,309

Trustees’ and officers’ fees and benefits	83,273

Other	512,561

Total expenses	32,684,527

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(806,013)

Net expenses	31,878,514

Net investment income (loss)	(24,040)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $8,274,774)	143,683,655

Foreign currencies	(202,653)

Foreign currency contracts	1,120,810

144,601,812

Change in net unrealized appreciation (depreciation) of:
Investment securities	169,354,066

Foreign currencies	7,519

Foreign currency contracts	(490,728)

168,870,857

Net realized and unrealized gain	313,472,669

Net increase in net assets resulting from operations	$313,448,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(24,040)	$2,292,579

Net realized gain (loss)	144,601,812	(72,390,255)

Change in net unrealized appreciation	168,870,857	540,279,723

Net increase in net assets resulting from operations	313,448,629	470,182,047

Distributions to shareholders from net investment income:
Class A	(1,156,083)	(1,350,865)

Class B	—	(208,771)

Class C	—	(222,490)

Class R	—	(91,403)

Class Y	(119,701)	(213,012)

Institutional Class	(185,147)	(548,291)

Total distributions from net investment income	(1,460,931)	(2,634,832)

Distributions to shareholders from net realized gains:
Class A	(30,160,395)	—

Class B	(2,400,651)	—

Class C	(5,024,614)	—

Class R	(3,027,442)	—

Class Y	(3,122,798)	—

Institutional Class	(4,830,181)	—

Total distributions from net realized gains	(48,566,081)	—

Share transactions–net:
Class A	152,208,784	319,084,883

Class B	(80,340,647)	(59,879,320)

Class C	26,473,070	46,797,827

Class R	71,542,924	32,108,350

Class Y	89,270,903	69,594,737

Institutional Class	82,711,536	102,784,568

Net increase in net assets resulting from share transactions	341,866,570	510,491,045

Net increase in net assets	605,288,187	978,038,260

Net assets:
Beginning of year	2,290,086,456	1,312,048,196

End of year (includes undistributed net investment income (loss) of $(279,974) and $1,105,122, respectively)	$2,895,374,643	$2,290,086,456

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

14        Invesco Mid Cap Core Equity Fund

  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they

15        Invesco Mid Cap Core Equity Fund

reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

16        Invesco Mid Cap Core Equity Fund

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.725%

Next $500 million	0.70%

Next $500 million	0.675%

Over $1.5 billion	0.65%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses after fee waivers, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $794,962.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $3,142.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

17        Invesco Mid Cap Core Equity Fund

  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2010, IDI advised the Fund that IDI retained $202,236 in front-end sales commissions from the sale of Class A shares and $5,061, $86,948 and $27,312 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$2,928,734,711	$—	$—	$2,928,734,711

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency Contracts*

Realized Gain
Currency risk	$1,120,810

Change in Unrealized Appreciation (Depreciation)
Currency risk	(490,728)

Total	$630,082

*	The average value of foreign currency contracts outstanding during the period was $1,265,090.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $88,038,169 and securities sales of $36,858,158, which resulted in net realized gains of $8,274,774.

18        Invesco Mid Cap Core Equity Fund

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $7,909.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $8,500 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$1,445,350	$2,634,832

Long-term capital gain	48,581,662	—

Total distributions	$50,027,012	$2,634,832

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$2,435,120

Undistributed long-term gain	9,450,713

Net unrealized appreciation — investments	421,714,503

Net unrealized appreciation — other investments	839

Temporary book/tax differences	(279,974)

Shares of beneficial interest	2,462,053,442

Total net assets	$2,895,374,643

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $82,524,578 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of December 31, 2010.

19        Invesco Mid Cap Core Equity Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $1,475,082,447 and $1,270,167,809, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$443,982,847

Aggregate unrealized (depreciation) of investment securities	(22,268,344)

Net unrealized appreciation of investment securities	$421,714,503

Cost of investments for tax purposes is $2,507,020,208.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2010, undistributed net investment income (loss) was increased by $99,875, undistributed net realized gain (loss) was decreased by $15,243 and shares of beneficial interest decreased by $84,632. This reclassification had no effect on the net assets of the Fund.

20        Invesco Mid Cap Core Equity Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Class A	24,338,270	$522,802,715	33,487,895	$593,088,212

Class B	688,858	12,028,879	1,128,353	16,064,595

Class C	3,950,329	68,898,504	5,320,713	77,498,225

Class R	5,517,316	117,334,687	3,166,721	55,547,791

Class Y	6,938,371	149,474,981	4,609,320	81,197,060

Institutional Class	6,816,174	153,333,075	8,279,952	162,330,169

Issued as reinvestment of dividends:
Class A	1,291,593	29,564,567	62,115	1,275,553

Class B	125,307	2,310,646	11,982	200,471

Class C	256,137	4,712,924	12,557	209,673

Class R	133,867	3,022,710	4,493	91,209

Class Y	102,179	2,346,035	7,244	148,867

Institutional Class	209,221	4,992,021	26,755	548,291

Issued in connection with acquisition:
Class Y(b)	—	—	2,224,674	44,471,209

Automatic conversion of Class B shares to Class A shares:
Class A	2,896,502	62,373,269	1,911,290	34,057,805

Class B	(3,571,264)	(62,373,269)	(2,334,335)	(34,057,805)

Reacquired:
Class A	(21,476,270)	(462,531,767)	(17,760,781)	(309,336,687)

Class B	(1,858,438)	(32,306,903)	(3,015,945)	(42,086,581)

Class C	(2,703,112)	(47,138,358)	(2,192,865)	(30,910,071)

Class R	(2,305,947)	(48,814,473)	(1,352,761)	(23,530,650)

Class Y	(2,910,860)	(62,550,113)	(2,847,147)	(56,222,399)

Institutional Class	(3,345,381)	(75,613,560)	(3,133,303)	(60,093,892)

Net increase in share activity	15,092,852	$341,866,570	27,616,927	$510,491,045

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on September 21, 2009, the Fund acquired all the net asset of Atlantic Whitehall Mid Cap Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 17, 2009 and by the shareholders of Atlantic Whitehall Mid Cap Growth Fund on April 14, 2009. The acquisition was accomplished by a tax-free exchange of 2,224,674 shares of the Fund for 6,205,604 shares outstanding of Atlantic Whitehall Mid Cap Growth Fund as of the close of business on September 18, 2009. Institutional Class shares of Atlantic Whitehall Mid Cap Growth Fund were exchanged for the Class Y shares of the Fund, based on the relative net asset value of Atlantic Whitehall Mid Cap Growth Fund to the net asset value of the Fund on the close of business, September 18, 2009. Atlantic Whitehall Mid Cap Growth Fund’s net assets at that date of $44,471,209 including $9,555,080 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition was $66,744,397.

21        Invesco Mid Cap Core Equity Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/10	$20.95	$0.01	$2.61	$2.62	$(0.01)	$(0.39)	$(0.40)	$23.17	12.52%	$1,838,719	1.18	%(d)	1.21	%(d)	0.06	%(d)	61%
Year ended 12/31/09	16.11	0.05	4.81	4.86	(0.02)	—	(0.02)	20.95	30.16	1,515,079	1.24		1.27		0.26		24
Year ended 12/31/08	23.63	0.17	(6.69)	(6.52)	(0.18)	(0.82)	(1.00)	16.11	(27.45)	879,531	1.25		1.28		0.79		60
Year ended 12/31/07	26.08	0.32	2.23	2.55	(0.36)	(4.64)	(5.00)	23.63	9.90	1,280,918	1.21		1.22		0.97		49
Year ended 12/31/06	28.57	0.25	2.97	3.22	(0.22)	(5.49)	(5.71)	26.08	11.11	1,556,658	1.28		1.28		0.65		51

Class B
Year ended 12/31/10	17.06	(0.12)	2.10	1.98	—	(0.38)	(0.38)	18.66	11.65	114,279	1.93	(d)	1.96	(d)	(0.69	)(d)	61
Year ended 12/31/09	13.22	(0.07)	3.93	3.86	(0.02)	—	(0.02)	17.06	29.19	183,219	1.99		2.02		(0.49)		24
Year ended 12/31/08	19.59	0.01	(5.52)	(5.51)	(0.04)	(0.82)	(0.86)	13.22	(27.97)	197,599	2.00		2.03		0.04		60
Year ended 12/31/07	22.39	0.08	1.91	1.99	(0.15)	(4.64)	(4.79)	19.59	9.03	394,916	1.96		1.97		0.22		49
Year ended 12/31/06	25.23	(0.02)	2.67	2.65	—	(5.49)	(5.49)	22.39	10.32	492,311	2.03		2.03		(0.10)		51

Class C
Year ended 12/31/10	17.02	(0.12)	2.10	1.98	—	(0.38)	(0.38)	18.62	11.68	249,883	1.93	(d)	1.96	(d)	(0.69	)(d)	61
Year ended 12/31/09	13.19	(0.07)	3.92	3.85	(0.02)	—	(0.02)	17.02	29.18	202,853	1.99		2.02		(0.49)		24
Year ended 12/31/08	19.55	0.01	(5.51)	(5.50)	(0.04)	(0.82)	(0.86)	13.19	(27.98)	115,735	2.00		2.03		0.04		60
Year ended 12/31/07	22.35	0.08	1.91	1.99	(0.15)	(4.64)	(4.79)	19.55	9.05	182,444	1.96		1.97		0.22		49
Year ended 12/31/06	25.20	(0.02)	2.66	2.64	—	(5.49)	(5.49)	22.35	10.29	219,435	2.03		2.03		(0.10)		51

Class R
Year ended 12/31/10	20.71	(0.04)	2.56	2.52	—	(0.38)	(0.38)	22.85	12.21	188,803	1.43	(d)	1.46	(d)	(0.19	)(d)	61
Year ended 12/31/09	15.96	—	4.77	4.77	(0.02)	—	(0.02)	20.71	29.88	101,828	1.49		1.52		0.01		24
Year ended 12/31/08	23.40	0.11	(6.61)	(6.50)	(0.12)	(0.82)	(0.94)	15.96	(27.63)	49,456	1.50		1.53		0.54		60
Year ended 12/31/07	25.88	0.22	2.23	2.45	(0.29)	(4.64)	(4.93)	23.40	9.59	70,940	1.46		1.47		0.71		49
Year ended 12/31/06	28.38	0.14	2.98	3.12	(0.13)	(5.49)	(5.62)	25.88	10.83	72,308	1.53		1.53		0.40		51

Class Y
Year ended 12/31/10	20.97	0.07	2.60	2.67	(0.01)	(0.38)	(0.39)	23.25	12.80	192,236	0.93	(d)	0.96	(d)	0.31	(d)	61
Year ended 12/31/09	16.10	0.10	4.82	4.92	(0.05)	—	(0.05)	20.97	30.59	86,803	0.99		1.02		0.51		24
Year ended 12/31/08(e)	20.44	0.04	(3.37)	(3.33)	(0.19)	(0.82)	(1.01)	16.10	(16.12)	2,349	1.06	(f)	1.09	(f)	0.98	(f)	60

Institutional Class
Year ended 12/31/10	21.74	0.11	2.70	2.81	(0.01)	(0.39)	(0.40)	24.15	12.94	311,455	0.76	(d)	0.79	(d)	0.48	(d)	61
Year ended 12/31/09	16.67	0.13	5.01	5.14	(0.07)	—	(0.07)	21.74	30.84	200,303	0.80		0.83		0.70		24
Year ended 12/31/08	24.44	0.26	(6.95)	(6.69)	(0.26)	(0.82)	(1.08)	16.67	(27.19)	67,379	0.85		0.88		1.19		60
Year ended 12/31/07	26.82	0.43	2.30	2.73	(0.47)	(4.64)	(5.11)	24.44	10.33	67,180	0.82		0.83		1.35		49
Year ended 12/31/06	29.26	0.38	3.06	3.44	(0.40)	(5.48)	(5.88)	26.82	11.62	75,000	0.82		0.82		1.10		51

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2009, the portfolio turnover calculation excludes the value of securities purchased of $36,332,046 and sold of $40,409,014 in the effort to realign the Fund’s portfolio holdings after the reorganization of Atlantic Whitehall Mid Cap Growth Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $1,661,578, $143,418, $222,438, $142,455, $143,493 and $255,439 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

22        Invesco Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Mid Cap Core Equity Fund (formerly known as AIM Mid Cap Core Equity Fund); one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

23        Invesco Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Class A	$1,000.00	$1,176.90	$6.47	$1,019.26	$6.01	1.18%

Class B	1,000.00	1,172.20	10.57	1,015.48	9.80	1.93

Class C	1,000.00	1,171.90	10.57	1,015.48	9.80	1.93

Class R	1,000.00	1,175.40	7.84	1,018.00	7.27	1.43

Class Y	1,000.00	1,178.50	5.11	1,020.52	4.74	0.93

Institutional	1,000.00	1,178.80	4.17	1,021.37	3.87	0.76

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$48,581,662
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco Mid Cap Core Equity Fund

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MCCE-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders ■ December 31, 2010

Annual Report to Shareholders	December 31, 2010

Invesco Small Cap Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website — invesco.com/us — offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus — investment management — Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best — manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change — investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Small Cap Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”

3	Invesco Small Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2010, all share classes of Invesco Small Cap Growth Fund, at net asset value (NAV), posted positive returns, but underperformed the Fund’s style-specific index, the Russell 2000 Growth Index. This underperformance was driven by stock selection across a number of sectors.
     All share classes of the Fund, at NAV, outperformed the Fund’s broad market index, the S&P 500 Index, as small-cap stocks generally outperformed large-cap stocks during the period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	26.28%

Class B Shares	25.33

Class C Shares	25.37

Class R Shares	25.98

Class Y Shares	26.56

Investor Class Shares	26.27

Institutional Class Shares	26.82

S&P 500 Index▼ (Broad Market Index)	15.08

Russell 2000 Growth Index▼ (Style-Specific Index)	29.09

Lipper Small-Cap Growth Funds Index▼ (Peer Group Index)	26.08

▼ Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process seeks to identify attractively valued small-cap companies with high-growth potential, demonstrated by consistent and accelerating revenue and earnings growth.
     We begin with a quantitative model that ranks companies based on a set of growth, quality and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities, as the highest ranked stocks become the primary focus of our research efforts.
     Our stock selection process is based on a rigorous three-step process.
■	Fundamental analysis: Building financial models and conducting in-depth interviews with company management.

■	Valuation analysis: Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.

■	Timeliness analysis: Identifying the “timeliness” of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of stock deterioration. This also serves as a risk management measure that helps us confirm our high-conviction candidates.

     Portfolio construction plays an important role in risk management. We align the Fund with the Russell 2000 Growth Index, the benchmark we believe represents the small-cap growth asset class. We seek to manage risk by keeping the Fund’s sector weightings in line with the benchmark by staying fully diversified in all those sectors. We also seek to limit stock-specific risk by investing in typically 130 to 140 holdings.
     We consider selling a stock when it no longer meets our investment criteria, for the following reasons:
■	Our original investment thesis is not valid because the fundamentals are no longer intact.

■	The price target set at purchase is exceeded.

■	The company’s timeliness profile deteriorates.

Market conditions and your Fund
During the Fund’s fiscal year, the U.S. economy showed signs of improvement indicating that potentially it has transitioned from a contraction phase economy to an expansionary one. Nevertheless, the pace of recovery remained modest, and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low, ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period, with quarterly increases of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.2 Inflation, measured by the seasonally-adjusted Consumer Price Index, remained relatively benign. Labor markets improved as layoffs moderated; however, new hiring remained quite

Portfolio Composition
By sector

Information Technology	28.7%

Consumer Discretionary	17.8

Health Care	15.2

Industrials	14.6

Energy	8.5

Financials	6.1

Materials	4.4

Consumer Staples	2.0

Telecommunication Services	1.1

Utilities	0.7

Money Market Funds Plus
Other Assets Less Liabilities	0.9

Top 10 Equity Holdings*

1. TransDigm Group, Inc.	1.7%

2. TRW Automotive Holdings Corp.	1.5

3. Informatica Corp.	1.4

4. Polycom, Inc.	1.3

5. Ciena Corp.	1.2

6. Regal-Beloit Corp.	1.1

7. Finisar Corp.	1.1

8. SBA Communications Corp.-Class A	1.1

9. Williams-Sonoma, Inc.	1.0

10. Microsemi Corp.	1.0

Total Net Assets	$1.70 billion

Total Number of Holdings*	128

Top 10 Industries*

1. Application Software	8.0%

2. Communications Equipment	5.9

3. Semiconductors	5.5

4. Restaurants	3.8

5. Oil & Gas Equipment & Services	3.2

6. Oil & Gas Exploration & Production	2.9

7. Biotechnology	2.7

8. Regional Banks	2.4

9. Aerospace & Defense	2.4

10. Auto Parts & Equipment	2.4
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Small Cap Growth Fund

weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.4% nationwide as of December 2010.3
     While stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid- and small-cap stocks finished the period with positive, double-digit returns. In terms of investment style, growth stocks generally outperformed value stocks. The sectors with the highest returns in the Russell 2000 Growth Index included more economically sensitive sectors, such as information technology (IT), consumer discretionary and industrials, as well as the energy and materials sectors. Conversely, more defensive sectors such as utilities, health care and telecommunication services had the lowest returns but were still in positive territory.
     The Fund, at NAV, had double-digit absolute returns but underperformed versus the Russell 2000 Growth Index, primarily due to stock selection in several sectors, including IT, energy and industrials. The Fund underperformed by the widest margin in the IT sector, primarily driven by stock selection in the software and semiconductor industry groups. Much of the underperformance was a result of not owning several strong-performing stocks. Despite underperforming in this sector, two holdings, F5 Networks, a network services provider, and Informatica, an enterprise data integration software maker, were among the leading contributors to performance during the period. Underperformance in the energy sector was due to stock selection. Two companies in this sector that had weak performance were exploration and production holdings Arena Resources and Goodrich Petroleum. Both companies have high natural gas exposure, and therefore, generally had weak performance as natural gas prices continued to fall during much of the period. While we sold our position in Arena Resources, we continue to own Goodrich Petroleum.
     Underperformance in the industrials sector also was due to stock selection. One area of weakness was the commercial and professional services industry group. Within this group, environmental services provider EnergySolutions was among the leading detractors to performance. This holding was sold due to deteriorating fundamentals. Underperformance also resulted from not owning several transportation holdings that had strong performances but did not meet our strict investment criteria.
     Some of this underperformance was offset by outperformance in other sectors, including the consumer discretionary sector and the health care sector. The Fund outperformed by the widest margin in the consumer discretionary sector, driven by stock selection in the retail, automobile and components industry groups. Key contributors to performance included movie and television subscription service provider Netflix.com and automotive components supplier TRW Automotive Holdings. Both companies benefited from strong growth in revenues and earnings during the period. While we continue to own TRW Automotive Holdings, we sold Netflix.com due to concerns about high valuation levels.
     Outperformance in the health care sector was driven primarily by stock selection in the pharmaceuticals/ biotechnology/ life sciences industry group. Within this group, several holdings, including Biovail and OSI Pharmaceuticals, benefited from strong price appreciation following the announcement that they would be acquired by competitors at a premium. We sold our position in OSI Pharmaceuticals, locking in gains for shareholders. Another holding that made a positive contribution to performance was generic and private label over-the-counter pharmaceutical maker Perrigo.
     The most significant changes to portfolio positioning included reductions in the health care and financials sectors where we sold a number of holdings. Proceeds from the sale of these holdings were used to purchase holdings in more economically sensitive sectors, such as consumer discretionary, materials and energy. Additionally, within the IT sector, we added exposure to more economically sensitive holdings in the semiconductor and hardware industry groups, while we sold several software holdings.
     At the close of the reporting period, the largest industry group overweights versus the Russell 2000 Growth Index included energy, semiconductors, banks and consumer services. The largest industry group underweights, in general, included pharmaceuticals/ biotechnology/ life sciences, consumer durables & apparel, health care equipment & services, and commercial & professional services.
     The stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult your financial adviser to discuss your individual financial program. We thank you for your commitment to Invesco Small Cap Growth Fund.
1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Juliet Ellis
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Small Cap Growth Fund. Ms. Ellis joined Invesco in 2004. She earned a B.A. in economics and political science from Indiana University.
Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Cap Growth Fund. Mr. Hartsfield joined Invesco in 2004. He earned a B.S. in petroleum engineering from The University of Texas. He also earned an M.B.A. from the University of Michigan.
Clay Manley
Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Cap Growth Fund. He joined Invesco in 2001. Mr. Manley earned a B.A. in history and geology at Vanderbilt University. He also earned an M.B.A. with concentrations in finance and accounting from the Goizueta Business School at Emory University.

5	Invesco Small Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes since Inception
Fund data from 10/18/95, index data from 10/31/95

1	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Small Cap Growth Fund

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (10/18/95)		9.51%

10	Years	2.26

5	Years	4.59

1	Year	19.32

Class B Shares

Inception (10/18/95)		9.51%

10	Years	2.22

5	Years	4.65

1	Year	20.33

Class C Shares

Inception (5/3/99)		6.12%

10	Years	2.06

5	Years	4.97

1	Year	24.37

Class R Shares

10	Years	2.59%

5	Years	5.51

1	Year	25.98

Class Y Shares

10	Years	2.89%

5	Years	5.88

1	Year	26.56

Investor Class Shares

10	Years	2.83%

5	Years	5.76

1	Year	26.27

Institutional Class Shares

Inception (3/15/02)		5.97%

5	Years	6.22

1	Year	26.82
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on April 7, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.31%, 2.06%, 2.06%, 1.56%, 1.06%, 1.31% and 0.85%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Small Cap Growth Fund

Invesco Small Cap Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	An investment by an underlying fund in exchange-traded funds (ETFs) generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■	The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in their earnings and can be more volatile.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	|	MAY LOSE VALUE	|	NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GTSAX
Class B Shares	GTSBX
Class C Shares	GTSDX
Class R Shares	GTSRX
Class Y Shares	GTSYX
Investor Class Shares	GTSIX
Institutional Class Shares	GTSVX

8	Invesco Small Cap Growth Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–99.06%
Advertising–0.71%
National CineMedia, Inc.	607,146	$12,088,277

Aerospace & Defense–2.39%
Hexcel Corp.(b)	657,877	11,900,995

TransDigm Group, Inc.(b)	399,668	28,780,093

		40,681,088

Air Freight & Logistics–1.57%
Forward Air Corp.	398,758	11,316,752

Hub Group, Inc.–Class A(b)	439,625	15,448,423

		26,765,175

Apparel Retail–1.60%
DSW Inc.–Class A(b)(c)	340,216	13,302,445

Foot Locker, Inc.	709,940	13,929,023

		27,231,468

Apparel, Accessories & Luxury Goods–1.32%
Maidenform Brands, Inc.(b)	409,311	9,729,322

Warnaco Group, Inc. (The)(b)	230,098	12,671,497

		22,400,819

Application Software–8.02%
ANSYS, Inc.(b)	253,071	13,177,407

Aspen Technology, Inc.(b)	911,458	11,575,517

Fair Isaac Corp.	431,936	10,094,344

Informatica Corp.(b)	559,005	24,612,990

Lawson Software, Inc.(b)	1,719,473	15,905,125

NICE Systems Ltd.–ADR (Israel)(b)	413,752	14,439,945

Parametric Technology Corp.(b)	530,365	11,949,124

Quest Software, Inc.(b)	622,654	17,272,422

SuccessFactors, Inc.(b)	596,414	17,272,149

		136,299,023

Asset Management & Custody Banks–1.00%
Affiliated Managers Group, Inc.(b)	171,636	17,029,724

Auto Parts & Equipment–2.36%
Tenneco Inc.(b)	345,705	14,229,218

TRW Automotive Holdings Corp.(b)	491,444	25,899,099

		40,128,317

Automotive Retail–0.91%
Group 1 Automotive, Inc.	369,532	15,431,656

Biotechnology–2.67%
Acorda Therapeutics, Inc.(b)	370,486	10,099,448

BioMarin Pharmaceutical Inc.(b)	545,365	14,686,680

Martek Biosciences Corp.(b)	270,380	8,462,894

United Therapeutics Corp.(b)	191,060	12,078,813

		45,327,835

Casinos & Gaming–1.68%
Penn National Gaming, Inc.(b)	454,267	15,967,485

WMS Industries Inc.(b)	276,709	12,518,315

		28,485,800

Coal & Consumable Fuels–0.78%
James River Coal Co.(b)	520,233	13,177,502

Commodity Chemicals–0.46%
Calgon Carbon Corp.(b)	515,478	7,794,027

Communications Equipment–5.88%
Ciena Corp.(b)	942,647	19,842,719

F5 Networks, Inc.(b)	110,724	14,411,836

Finisar Corp.(b)	613,044	18,201,276

Harmonic Inc.(b)	1,384,251	11,863,031

Netgear Inc.(b)	404,092	13,609,819

Polycom, Inc.(b)	563,928	21,981,914

		99,910,595

Construction, Farm Machinery & Heavy Trucks–1.53%
Lindsay Corp.(c)	170,377	10,125,505

Wabtec Corp.	300,434	15,889,954

		26,015,459

Data Processing & Outsourced Services–1.32%
Alliance Data Systems Corp.(b)(c)	160,481	11,398,965

Global Payments Inc.	237,569	10,978,064

		22,377,029

Distributors–0.60%
Pool Corp.	448,711	10,113,946

Diversified Chemicals–0.77%
Olin Corp.	637,624	13,084,045

Electric Utilities–0.74%
ITC Holdings Corp.	202,081	12,524,980

Electrical Components & Equipment–1.80%
Regal-Beloit Corp.	274,682	18,337,770

Thomas & Betts Corp.(b)	254,068	12,271,485

		30,609,255

Electronic Components–0.74%
Littelfuse, Inc.	267,176	12,573,303

Electronic Equipment & Instruments–0.78%
Coherent, Inc.(b)	291,874	13,175,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Small Cap Growth Fund

	Shares	Value

Environmental & Facilities Services–1.09%
Fuel Tech, Inc.(b)	599,440	$5,820,562

Tetra Tech, Inc.(b)	504,251	12,636,530

		18,457,092

Fertilizers & Agricultural Chemicals–0.84%
Intrepid Potash, Inc.(b)	381,291	14,218,341

Footwear–0.76%
Steven Madden, Ltd.(b)	309,887	12,928,486

Health Care Distributors–0.65%
PSS World Medical, Inc.(b)	488,132	11,031,783

Health Care Equipment–1.98%
Insulet Corp.(b)(c)	490,359	7,600,564

Sirona Dental Systems, Inc.(b)	311,684	13,022,158

Zoll Medical Corp.(b)	350,426	13,046,360

		33,669,082

Health Care Facilities–1.30%
Health Management Associates, Inc.–Class A(b)	1,259,658	12,017,137

VCA Antech, Inc.(b)	432,046	10,062,352

		22,079,489

Health Care Services–1.68%
Chemed Corp.	251,144	15,950,155

MEDNAX, Inc.(b)	186,574	12,554,565

		28,504,720

Health Care Supplies–0.58%
Meridian Bioscience, Inc.	423,814	9,815,532

Health Care Technology–1.59%
Allscripts Healthcare Solutions, Inc.(b)	762,263	14,688,808

Quality Systems, Inc.(c)	176,798	12,344,036

		27,032,844

Homefurnishing Retail–1.05%
Williams-Sonoma, Inc.	502,372	17,929,657

Hotels, Resorts & Cruise Lines–0.69%
Choice Hotels International, Inc.	306,430	11,727,076

Industrial Machinery–2.09%
Kaydon Corp.	283,664	11,550,798

Kennametal Inc.	289,701	11,431,601

Lincoln Electric Holdings, Inc.	192,676	12,575,963

		35,558,362

Insurance Brokers–0.52%
Brown & Brown, Inc.	368,584	8,823,901

Internet Software & Services–2.23%
Open Text Corp. (Canada)(b)(c)	250,868	11,554,980

ValueClick, Inc.(b)	290,116	4,650,560

VistaPrint N.V. (Netherlands)(b)(c)	223,973	10,302,758

WebMD Health Corp.(b)	223,932	11,433,968

		37,942,266

Investment Banking & Brokerage–1.36%
Greenhill & Co., Inc.(c)	155,979	12,740,365

Stifel Financial Corp.(b)	166,534	10,331,769

		23,072,134

Life Sciences Tools & Services–1.97%
PAREXEL International Corp.(b)	479,862	10,187,470

PerkinElmer, Inc.	491,282	12,684,901

Techne Corp.	162,265	10,655,943

		33,528,314

Metal & Glass Containers–0.98%
Greif, Inc.–Class A	270,284	16,730,580

Movies & Entertainment–0.50%
DreamWorks Animation SKG, Inc.–Class A(b)	290,957	8,574,503

Oil & Gas Drilling–0.83%
Patterson-UTI Energy, Inc.	654,906	14,113,224

Oil & Gas Equipment & Services–3.16%
Dresser-Rand Group, Inc.(b)	315,160	13,422,665

Dril-Quip, Inc.(b)	192,204	14,938,095

FMC Technologies, Inc.(b)	185,664	16,507,386

Lufkin Industries, Inc.	141,711	8,841,349

		53,709,495

Oil & Gas Exploration & Production–2.87%
Bill Barrett Corp.(b)	294,508	12,113,114

Carrizo Oil & Gas, Inc.(b)	437,439	15,087,271

Goodrich Petroleum Corp.(b)(c)	365,493	6,447,297

SandRidge Energy Inc.(b)	2,073,697	15,179,462

		48,827,144

Oil & Gas Refining & Marketing–0.81%
Frontier Oil Corp.(b)	763,900	13,757,839

Packaged Foods & Meats–1.26%
Diamond Foods, Inc.(c)	235,537	12,525,858

Ralcorp Holdings, Inc.(b)	137,491	8,938,290

		21,464,148

Personal Products–0.73%
Nu Skin Enterprises, Inc.–Class A	412,079	12,469,511

Pharmaceuticals–2.13%
Medicis Pharmaceutical Corp.–Class A	442,534	11,855,486

Perrigo Co.	196,369	12,436,049

Valeant Pharmaceuticals International, Inc.	418,301	11,833,735

		36,125,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Small Cap Growth Fund

	Shares	Value

Property & Casualty Insurance–0.77%
ProAssurance Corp.(b)	215,170	$13,039,302

Regional Banks–2.43%
City National Corp.	205,889	12,633,349

Huntington Bancshares Inc.	1,804,455	12,396,606

SVB Financial Group(b)	307,197	16,296,801

		41,326,756

Research & Consulting Services–1.02%
CoStar Group Inc.(b)	301,302	17,342,943

Restaurants–3.76%
Brinker International, Inc.	606,944	12,672,991

Buffalo Wild Wings, Inc.(b)	235,280	10,317,028

Darden Restaurants, Inc.	259,215	12,037,945

Jack in the Box Inc.(b)	549,543	11,611,843

P.F. Chang’s China Bistro, Inc.(c)	355,027	17,204,608

		63,844,415

Security & Alarm Services–0.82%
Corrections Corp. of America(b)	556,231	13,939,149

Semiconductor Equipment–1.96%
Advanced Energy Industries, Inc.(b)	794,008	10,830,269

Cymer, Inc.(b)	190,456	8,583,852

Teradyne, Inc.(b)	990,460	13,906,058

		33,320,179

Semiconductors–5.52%
Hittite Microwave Corp.(b)	251,348	15,342,282

Microsemi Corp.(b)	761,312	17,434,045

ON Semiconductor Corp.(b)	1,231,270	12,164,947

Power Integrations, Inc.	276,315	11,091,284

RF Micro Devices, Inc.(b)	1,790,642	13,161,219

Semtech Corp.(b)	561,064	12,702,489

Volterra Semiconductor Corp.(b)	515,555	11,940,254

		93,836,520

Specialty Chemicals–0.78%
Rockwood Holdings, Inc.(b)	340,984	13,339,294

Specialty Stores–1.87%
Dick’s Sporting Goods, Inc.(b)	385,487	14,455,762

Tractor Supply Co.	356,859	17,304,093

		31,759,855

Steel–0.59%
Carpenter Technology Corp.	247,575	9,962,418

Systems Software–2.30%
CommVault Systems, Inc.(b)	471,984	13,508,182

MICROS Systems, Inc.(b)	327,240	14,352,746

Websense, Inc.(b)	553,615	11,210,704

		39,071,632

Technology Distributors–0.62%
Tech Data Corp.(b)	239,154	10,527,559

Trading Companies & Distributors–1.38%
Watsco, Inc.	156,791	9,890,376

WESCO International, Inc.(b)	256,150	13,524,720

		23,415,096

Trucking–0.90%
Knight Transportation, Inc.	801,720	15,232,680

Wireless Telecommunication Services–1.06%
SBA Communications Corp.–Class A(b)	438,410	17,948,505

Total Common Stocks & Other Equity Interests (Cost $1,257,289,419)		1,683,221,611

Money Market Funds–0.26%
Liquid Assets Portfolio–Institutional Class(d)	2,211,524	2,211,524

Premier Portfolio–Institutional Class(d)	2,211,524	2,211,524

Total Money Market Funds (Cost $4,423,048)		4,423,048

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.32% (Cost $1,261,712,467)		1,687,644,659

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.28%
Liquid Assets Portfolio–Institutional Class (Cost $38,693,919)(d)(e)	38,693,919	38,693,919

TOTAL INVESTMENTS–101.60% (Cost $1,300,406,386)		1,726,338,578

OTHER ASSETS LESS LIABILITIES–(1.60)%		(27,164,470)

NET ASSETS–100.00%		$1,699,174,108

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2010.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Small Cap Growth Fund

Statement of Assets and Liabilities

For the year ended December 31, 2010

Assets:
Investments, at value (Cost $1,257,289,419)*	$1,683,221,611

Investments in affiliated money market funds, at value and cost	43,116,967

Total investments, at value (Cost $1,300,406,386)	1,726,338,578

Receivable for:
Investments sold	24,665,778

Investments sold to affiliates	228,816

Fund shares sold	2,271,107

Dividends	434,164

Investment for trustee deferred compensation and retirement plans	72,874

Other assets	26,249

Total assets	1,754,037,566

Liabilities:
Payables for:
Investments purchased	7,263,560

Fund shares reacquired	7,632,599

Amount due custodian	15,841

Collateral upon return of securities loaned	38,693,919

Accrued fees to affiliates	926,566

Accrued other operating expenses	93,700

Trustee deferred compensation and retirement plans	237,273

Total liabilities	54,863,458

Net assets applicable to shares outstanding	$1,699,174,108

Net assets consist of:
Shares of beneficial interest	$1,337,428,604

Undistributed net investment income (loss)	(218,864)

Undistributed net realized gain (loss)	(63,967,824)

Unrealized appreciation	425,932,192

$1,699,174,108

Net Assets:
Class A	$933,268,221

Class B	$12,194,674

Class C	$21,200,771

Class R	$67,464,021

Class Y	$6,244,922

Investor Class	$230,908,628

Institutional Class	$427,892,871

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	32,647,883

Class B	496,012

Class C	863,357

Class R	2,424,172

Class Y	217,329

Investor Class	7,860,966

Institutional Class	14,251,042

Class A:
Net asset value per share	$28.59

Maximum offering price per share (Net asset value of $28.59 divided by 94.50%)	$30.25

Class B:
Net asset value and offering price per share	$24.59

Class C:
Net asset value and offering price per share	$24.56

Class R:
Net asset value and offering price per share	$27.83

Class Y:
Net asset value and offering price per share	$28.73

Investor Class:
Net asset value and offering price per share	$29.37

Institutional Class:
Net asset value and offering price per share	$30.03

*	At December 31, 2010, securities with an aggregate value of $37,431,287 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Small Cap Growth Fund

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $91,705)	$8,687,257

Dividends from affiliated money market funds (includes securities lending income of $403,369)	455,182

Total investment income	9,142,439

Expenses:
Advisory fees	10,143,137

Administrative services fees	392,840

Custodian fees	31,539

Distribution fees:
Class A	2,060,568

Class B	140,466

Class C	188,243

Class R	260,116

Investor Class	491,177

Transfer agent fees — A, B, C, R, Y and Investor	2,764,523

Transfer agent fees — Institutional	251,568

Trustees’ and officers’ fees and benefits	54,089

Other	198,898

Total expenses	16,977,164

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(66,600)

Net expenses	16,910,564

Net investment income (loss)	(7,768,125)

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $22,812)	67,341,840

Change in net unrealized appreciation of investment securities	290,238,831

Net realized and unrealized gain	357,580,671

Net increase in net assets resulting from operations	$349,812,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Small Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(7,768,125)	$(2,185,372)

Net realized gain (loss)	67,341,840	(6,632,037)

Change in net unrealized appreciation	290,238,831	330,101,395

Net increase in net assets resulting from operations	349,812,546	321,283,986

Share transactions–net:
Class A	(42,514,825)	(50,634,035)

Class B	(12,571,395)	(10,377,557)

Class C	(1,703,502)	(1,055,668)

Class R	10,628,639	6,131,743

Class Y	217,640	2,040,249

Investor Class	9,336,590	(18,454,610)

Institutional Class	102,003,843	51,532,301

Net increase (decrease) in net assets resulting from share transactions	65,396,990	(20,817,577)

Net increase in net assets	415,209,536	300,466,409

Net assets:
Beginning of year	1,283,964,572	983,498,163

End of year (includes undistributed net investment income (loss) of $(218,864) and $(210,482), respectively)	$1,699,174,108	$1,283,964,572

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

14        Invesco Small Cap Growth Fund

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

15        Invesco Small Cap Growth Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.725%

Next $500 million	0.70%

Next $500 million	0.675%

Over $1.5 billion	0.65%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $62,506.

16        Invesco Small Cap Growth Fund

  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,112.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2010, IDI advised the Fund that IDI retained $8,596 in front-end sales commissions from the sale of Class A shares and $0, $14,591 and $359 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,726,338,578	$—	$—	$1,726,338,578

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $797,585 and securities sales of $228,816, which resulted in net realized gains of $22,812.

17        Invesco Small Cap Growth Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,982.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $5,874 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2010 and 2009.

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$425,472,200

Temporary book/tax differences	(218,864)

Capital loss carryforward	(63,507,832)

Shares of beneficial interest	1,337,428,604

Total net assets	$1,699,174,108

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $67,365,830 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$9,282,592

December 31, 2017	54,225,240

Total capital loss carryforward	$63,507,832

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

18        Invesco Small Cap Growth Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $597,159,513 and $533,412,170, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$453,897,855

Aggregate unrealized (depreciation) of investment securities	(28,425,655)

Net unrealized appreciation of investment securities	$425,472,200

Cost of investments for tax purposes is $1,300,866,378.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and expired capital loss carryovers, on December 31, 2010, undistributed net investment income (loss) was increased by $7,759,743, undistributed net realized gain (loss) was increased by $8,883,004 and shares of beneficial interest decreased by $16,642,747. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	7,664,845	$185,862,128	10,854,719	$205,933,372

Class B	44,008	929,552	58,492	929,565

Class C	160,748	3,382,951	189,449	3,113,339

Class R	1,076,426	25,642,447	957,426	17,669,049

Class Y	70,987	1,710,418	1,241,366	23,232,896

Investor Class	2,342,935	59,444,924	1,248,325	24,340,098

Institutional Class	7,573,297	191,585,629	5,164,343	102,855,317

Automatic conversion of Class B shares to Class A shares:
Class A	443,494	10,381,020	309,682	6,391,839

Class B	(512,694)	(10,381,020)	(356,393)	(6,391,839)

Reacquired:
Class A	(9,818,260)	(238,757,973)	(14,275,665)	(262,959,246)

Class B	(149,235)	(3,119,927)	(312,875)	(4,915,283)

Class C	(243,728)	(5,086,453)	(256,816)	(4,169,007)

Class R	(634,065)	(15,013,808)	(628,196)	(11,537,306)

Class Y	(62,663)	(1,492,778)	(1,159,236)	(21,192,647)

Investor Class	(2,034,001)	(50,108,334)	(2,345,250)	(42,794,708)

Institutional Class	(3,525,594)	(89,581,786)	(2,584,075)	(51,323,016)

Net increase (decrease) in share activity	2,396,500	$65,396,990	(1,894,704)	$(20,817,577)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and owns 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19        Invesco Small Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
			Net gains							to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/10	$22.64	$(0.15)	$6.10	$5.95	$—	$—	$28.59	26.28%	$933,268	1.25	%(d)	1.25	%(d)	(0.62	)%(d)	38%
Year ended 12/31/09	16.83	(0.05)	5.86	5.81	—	—	22.64	34.52	777,780	1.31		1.31		(0.25)		36
Year ended 12/31/08	29.00	(0.13)	(11.16)	(11.29)	(0.88)	(0.88)	16.83	(38.77)	630,729	1.28		1.28		(0.56)		29
Year ended 12/31/07	29.23	(0.25)	3.54	3.29	(3.52)	(3.52)	29.00	11.38	1,056,349	1.23		1.23		(0.78)		29
Year ended 12/31/06	27.51	(0.25)	4.21	3.96	(2.24)	(2.24)	29.23	14.30	1,071,753	1.25		1.25		(0.84)		49

Class B
Year ended 12/31/10	19.62	(0.28)	5.25	4.97	—	—	24.59	25.33	12,195	2.00	(d)	2.00	(d)	(1.37	)(d)	38
Year ended 12/31/09	14.70	(0.16)	5.08	4.92	—	—	19.62	33.47	21,853	2.06		2.06		(1.00)		36
Year ended 12/31/08	25.71	(0.28)	(9.85)	(10.13)	(0.88)	(0.88)	14.70	(39.22)	25,347	2.03		2.03		(1.31)		29
Year ended 12/31/07	26.47	(0.44)	3.20	2.76	(3.52)	(3.52)	25.71	10.55	60,227	1.98		1.98		(1.53)		29
Year ended 12/31/06	25.29	(0.43)	3.85	3.42	(2.24)	(2.24)	26.47	13.42	101,394	2.00		2.00		(1.59)		49

Class C
Year ended 12/31/10	19.59	(0.28)	5.25	4.97	—	—	24.56	25.37	21,201	2.00	(d)	2.00	(d)	(1.37	)(d)	38
Year ended 12/31/09	14.69	(0.16)	5.06	4.90	—	—	19.59	33.36	18,541	2.06		2.06		(1.00)		36
Year ended 12/31/08	25.69	(0.28)	(9.84)	(10.12)	(0.88)	(0.88)	14.69	(39.21)	14,889	2.03		2.03		(1.31)		29
Year ended 12/31/07	26.46	(0.44)	3.19	2.75	(3.52)	(3.52)	25.69	10.52	28,722	1.98		1.98		(1.53)		29
Year ended 12/31/06	25.27	(0.43)	3.86	3.43	(2.24)	(2.24)	26.46	13.47	30,521	2.00		2.00		(1.59)		49

Class R
Year ended 12/31/10	22.09	(0.20)	5.94	5.74	—	—	27.83	25.98	67,464	1.50	(d)	1.50	(d)	(0.87	)(d)	38
Year ended 12/31/09	16.47	(0.09)	5.71	5.62	—	—	22.09	34.12	43,786	1.56		1.56		(0.50)		36
Year ended 12/31/08	28.48	(0.19)	(10.94)	(11.13)	(0.88)	(0.88)	16.47	(38.91)	27,218	1.53		1.53		(0.81)		29
Year ended 12/31/07	28.84	(0.33)	3.49	3.16	(3.52)	(3.52)	28.48	11.07	36,591	1.48		1.48		(1.03)		29
Year ended 12/31/06	27.23	(0.32)	4.17	3.85	(2.24)	(2.24)	28.84	14.04	23,988	1.50		1.50		(1.09)		49

Class Y
Year ended 12/31/10	22.70	(0.09)	6.12	6.03	—	—	28.73	26.56	6,245	1.00	(d)	1.00	(d)	(0.37	)(d)	38
Year ended 12/31/09	16.84	0.00	5.86	5.86	—	—	22.70	34.80	4,744	1.06		1.06		0.00		36
Year ended 12/31/08(e)	21.87	(0.02)	(4.13)	(4.15)	(0.88)	(0.88)	16.84	(18.76)	2,136	1.10	(f)	1.11	(f)	(0.38	)(f)	29

Investor Class
Year ended 12/31/10	23.26	(0.15)	6.26	6.11	—	—	29.37	26.27	230,909	1.25	(d)	1.25	(d)	(0.62	)(d)	38
Year ended 12/31/09	17.30	(0.05)	6.01	5.96	—	—	23.26	34.45	175,672	1.31		1.31		(0.25)		36
Year ended 12/31/08	29.76	(0.14)	(11.44)	(11.58)	(0.88)	(0.88)	17.30	(38.75)	149,594	1.28		1.28		(0.56)		29
Year ended 12/31/07	29.91	(0.26)	3.63	3.37	(3.52)	(3.52)	29.76	11.39	273,506	1.23		1.23		(0.78)		29
Year ended 12/31/06(e)	31.20	(0.19)	1.14	0.95	(2.24)	(2.24)	29.91	2.96	281,479	1.26	(f)	1.26	(f)	(0.85	)(f)	49

Institutional Class
Year ended 12/31/10	23.68	(0.05)	6.40	6.35	—	—	30.03	26.82	427,893	0.82	(d)	0.82	(d)	(0.19	)(d)	38
Year ended 12/31/09	17.52	0.04	6.12	6.16	—	—	23.68	35.16	241,589	0.85		0.85		0.21		36
Year ended 12/31/08	30.01	(0.03)	(11.58)	(11.61)	(0.88)	(0.88)	17.52	(38.53)	133,585	0.86		0.86		(0.14)		29
Year ended 12/31/07	30.01	(0.12)	3.64	3.52	(3.52)	(3.52)	30.01	11.85	241,992	0.81		0.81		(0.36)		29
Year ended 12/31/06	28.08	(0.13)	4.30	4.17	(2.24)	(2.24)	30.01	14.76	179,414	0.84		0.84		(0.43)		49

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $824,227, $14,047, $18,824, $52,023, $5,261, $196,471 and $336,278 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008, and April 7, 2006 for Class Y and Investor Class shares, respectively.
(f)	Annualized.

20        Invesco Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Growth Fund (formerly known as AIM Small Cap Growth Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

21        Invesco Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,289.00	$7.10	$1,019.00	$6.26	1.23%

B	1,000.00	1,284.10	11.40	1,015.22	10.06	1.98

C	1,000.00	1,284.50	11.40	1,015.22	10.06	1.98

R	1,000.00	1,290.10	8.54	1,017.74	7.53	1.48

Y	1,000.00	1,290.10	5.66	1,020.27	4.99	0.98

Investor	1,000.00	1,291.60	7.10	1,019.00	6.26	1.23

Institutional	1,000.00	1,288.70	4.71	1,021.09	4.16	0.82

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        Invesco Small Cap Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SCG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2010

Invesco Van Kampen Harbor Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
15	Financial Statements
18	Financial Highlights
20	Notes to Financial Statements
27	Auditor’s Report
28	Fund Expenses
29	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Van Kampen Harbor Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”

3	Invesco Van Kampen Harbor Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12-month reporting period ended December 31, 2010, all share classes of Invesco Van Kampen Harbor Fund, at net asset value, posted positive returns and outperformed the Fund’s broad market/style-specific benchmark, the Bank of America Merrill Lynch All Convertibles/All Qualities Index. The Fund’s overweight exposure to consumer discretionary, as well as security selection in health care, industrials and financials, were the main contributors to outperformance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.81%

Class B Shares	17.89

Class C Shares	17.94

Class Y Shares	19.09

Institutional Class Shares	18.99

Bank of America Merrill Lynch All Convertibles/All Qualities Index▼
(Broad Market/Style Specific Index)	16.77

Lipper Convertible Securities Funds Index▼ (Peer Group Index)	18.04

▼	Lipper Inc.

How we invest
Our investment objective is to provide current income, capital appreciation and conservation of capital.
     The Fund seeks to achieve its investment objective by investing principally in a portfolio of debt securities – primarily convertible bonds and convertible preferred stocks. Under normal market conditions, at least 50% of the Fund’s total assets (excluding cash, cash equivalents and government securities) are invested in convertible debt securities. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. We may retain that common stock to permit its orderly sale or to establish long-term holding periods for tax purposes. The Fund has a policy of investing not more than 45% of its total assets in common stocks. The Fund’s convertible securities may include lower rated fixed-income securities, commonly known as junk bonds.
     Through careful selection of individual securities, diversification of investments and continuous supervision of the investment portfolio, we seek to provide income and capital appreciation while striving to reduce risk and conserve shareholder capital. We emphasize income-producing securities of companies whose common stocks are believed to have good prospects for capital appreciation. We seek to identify companies with improving fundamentals, strong earnings growth, increasing market share and attractive valuations that are likely to provide investors with equity participation through the issuance of convertible securities. We generally sell a security when we believe that it no longer meets the Fund’s investment criteria.

Market conditions and your Fund
Market conditions during the 12-month period covered by this report were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S., and across the developed world as a whole, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels, and few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern throughout 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment and export weakness continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 2.6% in the third quarter of 2010.1 In the second quarter, real GDP increased at an annual rate of 1.7% .1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed described its view of the U.S. economy, stating: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.

Portfolio Composition

By sector

Consumer Discretionary	18.4%

Health Care	18.3

Information Technology	18.1

Financials	13.1

Industrials	11.7

Energy	5.2

Materials	4.5

Telecommunication Services	4.4

Consumer Staples	3.0

Utilities	2.1

Money Market Funds

Plus Other Assets Less Liabilities	1.2

Top 10 Equity Holdings*

1.	General Motors Co.	1.5%

2.	SBA Communications Corp.	1.4

3.	Priceline.com, Inc.	1.4

4.	Virgin Media, Inc.	1.4

5.	Citigroup, Inc.	1.3

6.	EMC Corp.	1.2

7.	Micron Technology, Inc.	1.2

8.	Endo Pharmaceuticals Holdings, Inc.	1.2

9.	Swift Mandatory Common exchange Security Trust	1.2

10.	Molson Coors Brewing Co.	1.2

Total Net Assets	$321.8 million

Total Number of Holdings*	137
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Van Kampen Harbor Fund

     Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often were overshadowed by concerns about high unemployment, lack of consumer spending and soft housing data. After rising through April, major equity indexes sold off precipitously in May, as the sovereign debt crisis unfolded in the eurozone. Meanwhile, U.S. economic indicators remained weak, prompting fears of a double dip recession. Uncertainty created by the debt crisis, combined with subdued employment, consumer spending and housing data, added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, the markets reversed course during the last quarter of the year and rallied on modestly better economic news: inflation was tame, industrial production climbed and third quarter GDP was revised upward. Retail sales – arguably the most influential data point at the end of the calendar year – climbed 5.5% higher this holiday season.3 The rising equity markets ended the year with double-digit gains.
     The major equity indexes garnered positive returns for the year, and all 10 sectors within the S&P 500 Index posted gains. All investment styles posted positive returns, with small-cap stocks outperforming large-cap stocks, and growth stocks slightly edging value stocks for the period.
     According to Merrill Lynch, of all the asset classes it tracks, from equities to Treasuries and from high yield to high grade corporate bonds, convertibles were the overall winner for the period.4 Speculative-grade convertibles outperformed investment grades, while convertible preferreds and mandatories outperformed convertible bonds. Transportation and consumer discretionary were the top two sectors, both up more than 30% in 2010.4 For the year, the U.S. market recorded $33.8 billion of new issues versus $54.9 billion of redemptions.4 The market value was up approximately $10.9 billion to $231.9 billion, however, due to strong secondary performance.4
     We believe the current market reflects a fairly balanced opportunity between credit and equity, and as such, we mainly are focused on total return “traditional” convertibles, rather than “busted” convertibles, where their underlying equity is trading well below their conversion values or equity-sensitive convertibles.
     We have found value in information technology (IT), industrials, new issues and consumer discretionary. At the close of the fiscal year, we were underweight financials. It is our view that credit should continue to tighten, but volatility will likely remain elevated as investors try to gauge the recovery speed and as earnings growth becomes more challenging.
     The Fund generated positive returns for the reporting period. The Fund’s overweight exposure to consumer discretionary was a positive contributor for the period, but it was offset by security selection. Security selection in IT slightly detracted from returns.
     Security selection in health care, industrials and financials were main contributors for the reporting period.
     Thank you for investing in Invesco Van Kampen Harbor Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Bloomberg L.P.
4 Bank of America Merrill Lynch
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ellen Gold
Portfolio manager, is lead manager of Invesco Van Kampen Harbor Fund. Ms. Gold joined Invesco in 2010. She earned a B.B.A. from George Washington University and an M.B.A. from New York University.
Ramez Nashed
Portfolio manager, is manager of Invesco Van Kampen Harbor Fund. Mr. Nashed joined Invesco in 2010. He earned a B.A. in finance from New Jersey City University and an M.B.A. in finance from Seton Hall University.

5	Invesco Van Kampen Harbor Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class
Fund and index data from 12/31/00

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Van Kampen Harbor Fund

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (11/15/56)		9.02%

10	Years	3.04

5	Years	5.99

1	Year	12.26

Class B Shares

Inception (12/20/91)		7.73%

10	Years	2.99

5	Years	6.06

1	Year	12.89

Class C Shares

Inception (10/26/93)		6.60%

10	Years	2.84

5	Years	6.38

1	Year	16.94

Class Y Shares

Inception (3/23/05)		7.35%

5	Years	7.44

1	Year	19.09

Institutional Class Shares

10	Years	3.64%

5	Years	7.22

1	Year	18.99
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Harbor Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Harbor Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.11%, 1.86%, 1.86%,
0.86% and 0.80%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.12%, 1.87%, 1.87%, 0.87% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Van Kampen Harbor Fund

Invesco Van Kampen Harbor Fund’s investment objective is to seek to provide current income, capital appreciation and conservation of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because the Fund may invest in securities with low credit quality, it is subject to a higher level of credit risk than a fund that invests only in investment grade securities. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than investments in higher grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are higher-grade securities.

■	If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

■	The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

About indexes used in this report
■	The Bank of America Merrill Lynch All Convertibles/All Qualities Index is an unmanaged index that measures performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $500 million at issuance.

■	The Lipper Convertible Securities Funds Index represents the average performance of the 10 largest convertible securities mutual funds, as classified by Lipper, Inc.
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACHBX
Class B Shares	ACHAX
Class C Shares	ACHCX
Class Y Shares	ACHIX
Institutional Class Shares	ACHJX

8	Invesco Van Kampen Harbor Fund

Schedule of Investments

December 31, 2010

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Convertible Corporate Obligations–80.8%
Advertising 0.9%
Interpublic Group of Cos., Inc.	4.250%	03/15/23	$2,580	$2,886,375

Aerospace & Defense–0.7%
AAR Corp.	1.750%	02/01/26	2,100	2,304,750

Alternative Carriers–1.0%
Globalstar, Inc.	5.750%	04/01/28	730	635,100

Level 3 Communications, Inc.	6.500%	10/01/16	1,022	1,107,593

Time Warner Telecom, Inc.	2.375%	04/01/26	1,300	1,438,125

				3,180,818

Apparel Retail–0.7%
Charming Shoppes, Inc.	1.125%	05/01/14	2,733	2,295,720

Application Software–2.7%
Cadence Design Systems, Inc.(a)	2.625%	06/01/15	1,692	2,146,725

Concur Technologies, Inc.(a)	2.500%	04/15/15	1,320	1,565,850

Nuance Communications, Inc.	2.750%	08/15/27	2,323	2,738,236

Salesforce.com, Inc.(a)	0.750%	01/15/15	1,335	2,207,756

				8,658,567

Asset Management & Custody Banks–1.2%
Affiliated Managers Group, Inc.	3.950%	08/15/38	1,496	1,664,300

Janus Capital Group, Inc.	3.250%	07/15/14	1,863	2,216,970

				3,881,270

Auto Parts & Equipment–0.6%
BorgWarner, Inc.	3.500%	04/15/12	934	2,093,327

Automobile Manufacturers–1.0%
Ford Motor Co.	4.250%	11/15/16	1,615	3,236,056

Automotive Retail–1.0%
Sonic Automotive, Inc.	5.000%	10/01/29	2,503	3,122,493

Biotechnology–4.9%
Alexion Pharmaceuticals, Inc.	1.375%	02/01/12	488	2,499,780

BioMarin Pharmaceuticals, Inc.	1.875%	04/23/17	1,619	2,333,384

Cephalon, Inc.	2.500%	05/01/14	1,330	1,514,538

Gilead Sciences, Inc.(a)	1.625%	05/01/16	2,911	3,041,995

Incyte Corp., Ltd.	4.750%	10/01/15	1,385	2,882,531

Isis Pharmaceuticals, Inc.	2.625%	02/15/27	817	801,681

Theravance, Inc.	3.000%	01/15/15	2,440	2,766,350

				15,840,259

Brewers–1.2%
Molson Coors Brewing Co.	2.500%	07/30/13	3,300	3,836,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Harbor Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Broadcasting–0.8%
Central European Media Enterprises, Ltd. (Bermuda)(a)	3.500%	03/15/13	$3,000	$2,677,500

Cable & Satellite–2.0%
Virgin Media, Inc.	6.500%	11/15/16	2,650	4,399,000

XM Satellite Radio, Inc.(a)	7.000%	12/01/14	1,610	1,984,325

				6,383,325

Casinos & Gaming–1.8%
International Game Technology	3.250%	05/01/14	2,628	3,045,195

MGM Resorts International(a)	4.250%	04/15/15	2,425	2,667,500

				5,712,695

Coal & Consumable Fuels–1.0%
Alpha Natural Resources, Inc.	2.375%	04/15/15	1,400	1,879,500

Peabody Energy Corp.	4.750%	12/15/66	1,075	1,396,156

				3,275,656

Communications Equipment–2.4%
Arris Group, Inc.	2.000%	11/15/26	3,010	3,081,487

Ciena Corp.(a)	4.000%	03/15/15	2,450	3,080,875

Ixia(a)	3.000%	12/15/15	640	714,400

Powerwave Technologies, Inc.	3.875%	10/01/27	1,100	973,500

				7,850,262

Computer Storage & Peripherals–3.4%
EMC Corp.	1.750%	12/01/11	2,750	3,990,938

EMC Corp.	1.750%	12/01/13	1,180	1,783,275

NetApp, Inc.	1.750%	06/01/13	1,500	2,681,250

SanDisk Corp.	1.000%	05/15/13	2,560	2,476,800

				10,932,263

Construction & Farm Machinery & Heavy Trucks–2.7%
ArvinMeritor, Inc.(b)	4.625/0.000%	03/01/26	2,150	2,727,812

Terex Corp.	4.000%	06/01/15	1,100	2,250,875

Titan International, Inc.(a)	5.625%	01/15/17	1,790	3,767,950

				8,746,637

Construction Materials–1.0%
Cemex SAB de CV (Mexico)(a)	4.875%	03/15/15	2,960	3,248,600

Data Processing & Outsourced Services–0.6%
Alliance Data Systems Corp.	1.750%	08/01/13	1,815	1,955,662

Department Stores–0.9%
Saks, Inc.	2.000%	03/15/24	2,895	3,014,419

Electrical Components & Equipment–0.6%
EnerSys(b)	3.375/0.000%	06/01/38	1,700	1,914,625

Electronic Manufacturing Services–0.5%
TTM Technologies, Inc.	3.250%	05/15/15	1,250	1,501,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Harbor Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Footwear–0.5%
Iconix Brand Group, Inc.	1.875%	06/30/12	$1,600	$1,616,000

Gold–0.9%
Newmont Mining Corp.	3.000%	02/15/12	1,970	2,750,613

Health Care Equipment–6.2%
HeartWare International, Inc.	3.500%	12/15/17	1,400	1,552,250

Hologic, Inc.(b)	2.000/0.000%	12/15/37	2,400	2,520,000

Insulet Corp.	5.375%	06/15/13	1,365	1,452,019

Kinetic Concepts, Inc.(a)	3.250%	04/15/15	1,111	1,173,494

Medtronic, Inc.	1.625%	04/15/13	2,430	2,457,337

NuVasive, Inc.	2.250%	03/15/13	2,800	2,744,000

Teleflex, Inc.	3.875%	08/01/17	2,220	2,342,100

Volcano Corp.	2.875%	09/01/15	2,080	2,412,800

Wright Medical Group, Inc.	2.625%	12/01/14	3,350	3,169,938

				19,823,938

Health Care Facilities–1.3%
LifePoint Hospitals, Inc.	3.500%	05/15/14	3,100	3,142,625

NovaMed, Inc.	1.000%	06/15/12	1,050	958,125

				4,100,750

Health Care Services–1.7%
Chemed Corp.	1.875%	05/15/14	3,350	3,362,563

Omnicare, Inc.	3.750%	12/15/25	1,850	2,072,000

				5,434,563

Homebuilding–0.9%
Lennar Corp.(a)	2.750%	12/15/20	2,560	2,809,600

Hotels, Resorts & Cruise Lines–0.9%
Gaylord Entertainment Co.(a)	3.750%	10/01/14	640	936,000

Home Inns & Hotels Management, Inc. (Cayman Islands)(a)	2.000%	12/15/15	2,000	2,010,000

				2,946,000

Industrial REIT’s–1.0%
ProLogis	3.250%	03/15/15	2,800	3,115,000

Internet Retail–1.4%
Priceline.com, Inc.(a)	1.250%	03/15/15	3,080	4,535,300

Internet Software & Services–3.2%
Digital River, Inc.(a)	2.000%	11/01/30	2,100	2,063,250

Equinix, Inc.	2.500%	04/15/12	2,300	2,357,500

GSI Commerce, Inc.	2.500%	06/01/27	1,650	1,800,562

RightNow Technologies, Inc.(a)	2.500%	11/15/30	1,706	1,703,868

VeriSign, Inc.	3.250%	08/15/37	2,000	2,252,500

				10,177,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Harbor Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Investment Banking & Brokerage–1.7%
Jefferies Group, Inc.	3.875%	11/01/29	$1,311	$1,381,466

Knight Capital Group, Inc.(a)	3.500%	03/15/15	1,500	1,432,500

MF Global Holdings, Ltd.	9.000%	06/20/38	2,200	2,645,500

				5,459,466

IT Consulting & Other Services–0.6%
CACI International, Inc.	2.125%	05/01/14	1,750	2,005,937

Life & Health Insurance–0.4%
American Equity Investment Life Holding Co.(a)	3.500%	09/15/15	1,095	1,296,206

Life Sciences Tools & Services–0.5%
Invitrogen Corp.	1.500%	02/15/24	1,330	1,612,625

Managed Health Care–0.2%
AMERIGROUP Corp.	2.000%	05/15/12	660	770,550

Marine–0.5%
DryShips, Inc. (Marshall Islands)	5.000%	12/01/14	1,450	1,493,500

Metal & Glass Containers–0.7%
Owens-Brockway Glass Container, Inc.(a)	3.000%	06/01/15	2,240	2,265,200

Movies & Entertainment–0.5%
Liberty Media LLC	3.125%	03/30/23	1,400	1,576,750

Oil & Gas Equipment & Services–1.0%
SESI LLC(b)	1.500/1.250%	12/15/26	3,105	3,178,744

Oil & Gas Exploration & Production–1.2%
Chesapeake Energy Corp.	2.500%	05/15/37	2,700	2,423,250

St Mary Land & Exploration Co.	3.500%	04/01/27	1,100	1,344,750

				3,768,000

Packaged Foods & Meats–0.8%
Smithfield Foods, Inc.	4.000%	06/30/13	2,200	2,576,750

Pharmaceuticals–3.4%
Endo Pharmaceuticals Holdings, Inc.	1.750%	04/15/15	2,900	3,871,500

Mylan Labs, Inc.	1.250%	03/15/12	1,400	1,489,250

Nektar Therapeutics	3.250%	09/28/12	2,800	2,828,000

Viropharma, Inc.	2.000%	03/15/17	2,450	2,756,250

				10,945,000

Semiconductors–5.1%
Advanced Micro Devices, Inc.	5.750%	08/15/12	1,085	1,117,550

Advanced Micro Devices, Inc.	6.000%	05/01/15	1,521	1,540,012

Intel Corp.	2.950%	12/15/35	2,300	2,302,875

Intel Corp.(a)	2.950%	12/15/35	750	750,938

Micron Technology, Inc.	1.875%	06/01/14	4,100	3,895,000

ON Semiconductor Corp.(a)	2.625%	12/15/26	2,600	3,058,250

SunPower Corp.	4.750%	04/15/14	1,385	1,282,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Harbor Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Semiconductors–(continued)

Suntech Power Holdings Co., Ltd. (Cayman Islands)	3.000%	03/15/13	$1,000	$881,250

Xilinx, Inc.(a)	2.625%	06/15/17	1,330	1,566,075

				16,394,806

Specialized Consumer Services–0.3%
Sotheby’s	3.125%	06/15/13	700	1,015,875

Specialized Finance–0.8%
PHH Corp.	4.000%	09/01/14	2,380	2,683,450

Specialized REIT’s–0.3%
Rayonier TRS Holdings, Inc.	3.750%	10/15/12	750	832,500

Steel–1.9%
Allegheny Technologies, Inc.	4.250%	06/01/14	1,448	2,191,910

ArcelorMittal (Luxembourg)	5.000%	05/15/14	1,050	1,522,500

Steel Dynamics, Inc.	5.125%	06/15/14	1,900	2,417,750

				6,132,160

Systems Software–2.7%
Microsoft Corp.(a)	*	06/15/13	1,400	1,510,250

Rovi Corp.(a)	2.625%	02/15/40	2,100	3,039,750

Symantec Corp.	1.000%	06/15/13	2,100	2,396,625

TeleCommunication Systems, Inc.(a)	4.500%	11/01/14	1,831	1,746,316

				8,692,941

Technology Distributors–1.2%
Anixter International, Inc.	1.000%	02/15/13	1,950	2,191,312

SYNNEX Corp.(a)	4.000%	05/15/18	1,440	1,776,600

				3,967,912

Thrifts & Mortgage Finance–0.8%
MGIC Investment Corp.	5.000%	05/01/17	740	853,775

PMI Group, Inc.	4.500%	04/15/20	1,980	1,643,400

				2,497,175

Trading Companies & Distributors–1.1%
United Rentals, Inc.	4.000%	11/15/15	1,650	3,632,063

Trucking–1.0%
Avis Budget Group, Inc.	3.500%	10/01/14	2,720	3,264,000

Wireless Telecommunication Services–2.5%
Clearwire Communications LLC/ Clearwire Finance, Inc.(a)	8.250%	12/01/40	2,100	2,142,000

Leap Wireless International, Inc.	4.500%	07/15/14	1,400	1,260,000

SBA Communications Corp.	1.875%	05/01/13	4,045	4,555,681

				7,957,681

Total Convertible Corporate Obligations–80.8%				259,877,827

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Harbor Fund

Description	Shares	Value

Convertible Preferred Stocks–17.3%
Asset Management & Custody Banks–0.5%
AMG Capital Trust II, 5.150%	41,000	$1,652,812

Automobile Manufacturers–1.5%
General Motors Co., 4.750%	89,550	4,845,550

Diversified Banks–0.7%
Wells Fargo & Co., Class A, 7.500%	2,375	2,376,306

Diversified Capital Markets–0.8%
UBS AG (Switzerland), 9.375%	95,200	2,627,234

Electric Utilities–2.1%
NextEra Energy, Inc., 8.375%	69,700	3,457,817

PPL Corp., 9.500%	60,000	3,298,200

		6,756,017

Health Care Facilities–0.5%
HealthSouth Corp., Ser A, 6.500%	1,830	1,780,133

Health Care Services–0.7%
Omnicare Capital Trust II, 4.000%	57,833	2,238,137

Household Appliances–1.0%
Stanley Black & Decker, Inc., 4.750%	29,500	3,185,410

Multi-Line Insurance–0.5%
Hartford Financial Services Group, Inc., 7.250%	58,160	1,489,478

Oil & Gas Exploration & Production–1.1%
Apache Corp., 6.000%	52,500	3,478,650

Oil & Gas Storage & Transportation–0.9%
El Paso Corp., 4.990%	2,550	3,000,075

Other Diversified Financial Services–1.3%
Citigroup, Inc., 7.500%	29,600	4,046,024

Packaged Foods & Meats–1.0%
Dole Food Co., Inc., 7.000%(a)(c)	252,600	3,291,681

Railroads–0.6%
Kansas City Southern, Inc., 5.125%	1,290	2,064,323

Regional Banks–1.9%
Synovus Financial Corp., 8.250%	103,400	2,576,728

Wintrust Financial Corp., 7.500%	60,800	3,392,762

		5,969,490

Trucking–1.2%
Swift Mandatory Common Exchange Security Trust, 6.000%(a)	304,700	3,838,611

Wireless Telecommunication Services–1.0%
Crown Castle International Corp., 6.250%	50,000	3,096,875

Total Convertible Preferred Stocks–17.3%		55,736,806

Common Stock–0.7%
Pharmaceuticals–0.7%
Merck & Co., Inc.	62,438	2,250,266

Total Long-Term Investments–98.8% (Cost $271,586,894)		317,864,899

Money Market Funds–0.7%
Liquid Assets Portfolio–Institutional Class(d)	1,128,976	1,128,976

Premier Portfolio–Institutional Class(d)	1,128,976	1,128,976

Total Money Market Funds–0.7% (Cost $2,257,952)		2,257,952

TOTAL INVESTMENTS–99.5% (Cost $273,844,846)		320,122,851

OTHER ASSETS IN EXCESS OF LIABILITIES–0.5%		1,635,907

NET ASSETS–100.0%		$321,758,758

Percentages are calculated as a percentage of net assets.

Investment Abbreviation:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

*	Zero coupon bond.
(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(b)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date.
(c)	Non-income producing security.
(d)	The money market and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Harbor Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $271,586,894)	$317,864,899

Investments in affiliated money market funds, at value and cost	2,257,952

Cash	174,578

Receivables:
Interest	1,377,944

Fund shares sold	424,215

Dividends	183,127

Other	3,696

Total assets	322,286,411

Liabilities:
Payables:
Distributor and affiliates	137,905

Investments purchased	132,458

Fund shares repurchased	121,265

Trustees’ deferred compensation and retirement plans	2,629

Accrued expenses	133,396

Total liabilities	527,653

Net assets	$321,758,758

Net assets consist of:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$272,426,336

Net unrealized appreciation	46,278,005

Accumulated net realized gain	3,175,649

Accumulated undistributed net investment income (loss)	(121,232)

Net assets	$321,758,758

Maximum offering price per share:
Class A shares:
Net asset value and redemption price per share (based on net assets of $276,478,019 and 15,831,879 shares of beneficial interest issued and outstanding)	$17.46

Maximum sales charge (5.50% of offering price)	1.02

Maximum offering price to public	$18.48

Class B shares:
Net asset value and offering price per share (based on net assets of $7,783,485 and 446,967 shares of beneficial interest issued and outstanding)	$17.41

Class C shares:
Net asset value and offering price per share (based on net assets of $21,528,964 and 1,224,242 shares of beneficial interest issued and outstanding)	$17.59

Class Y shares:
Net asset value and offering price per share (based on net assets of $15,956,608 and 913,140 shares of beneficial interest issued and outstanding)	$17.47

Institutional shares:
Net asset value and offering price per share (based on net assets of $11,682 and 669 shares of beneficial interest issued and outstanding)	$17.47

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Harbor Fund

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends	$3,560,124

Dividends from affiliated money market funds	4,681

Interest	8,041,136

Total income	11,605,941

Expenses:
Investment advisory fee	1,657,909

Distribution fees
Class A	641,870

Class B	80,918

Class C	187,641

Transfer agent fees – A, B, C and Y	365,027

Transfer agent fees – Institutional	42

Administrative service fees	100,478

Reports to shareholders	89,497

Registration fees	59,258

Custody	47,774

Professional fees	44,145

Trustees’ and officers’ fees and benefits	24,811

Other	22,029

Total expenses	3,321,399

Expense reduction	3,929

Net expenses	3,317,470

Net investment income	8,288,471

Realized and unrealized gain (loss):
Net realized gain	27,778,209

Unrealized appreciation:
Beginning of the period	30,633,760

End of the period	46,278,005

Net unrealized appreciation during the period	15,644,245

Net realized and unrealized gain	43,422,454

Net increase in net assets from operations	$51,710,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Harbor Fund

Statements of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

From investment activities:
Operations:
Net investment income	$8,288,471	$8,113,118

Net realized gain (loss)	27,778,209	(3,430,187)

Net unrealized appreciation during the period	15,644,245	82,068,190

Change in net assets from operations	51,710,925	86,751,121

Distributions from net investment income:
Class A shares	(9,744,542)	(6,146,337)

Class B shares	(238,619)	(163,278)

Class C shares	(569,961)	(254,722)

Class Y shares	(550,383)	(183,037)

Institutional shares	(37,615)	-0-

Total distributions	(11,141,120)	(6,747,374)

Net change in net assets from investment activities	40,569,805	80,003,747

From capital transactions:
Proceeds from shares sold	45,298,216	67,433,870

Net asset value of shares issued through dividend reinvestment	9,425,829	5,761,708

Cost of shares repurchased	(73,727,838)	(44,927,907)

Net change in net assets from capital transactions	(19,003,793)	28,267,671

Total increase in net assets	21,566,012	108,271,418

Net Assets:
Beginning of the period	300,192,746	191,921,328

End of the period (including accumulated undistributed net investment income (loss) of $(121,232) and $1,474,032, respectively)	$321,758,758	$300,192,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Harbor Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$15.27		$11.03		$16.22		$15.58		$14.50

Net investment income(a)	0.45		0.44		0.32		0.34		0.40

Net realized and unrealized gain (loss)	2.34		4.16		(5.09)		0.81		1.19

Total from investment operations	2.79		4.60		(4.77)		1.15		1.59

Less distributions from net investment income	0.60		0.36		0.42		0.51		0.51

Net asset value, end of the period	$17.46		$15.27		$11.03		$16.22		$15.58

Total return	18.73	%(b)	42.17	%(c)	(29.90	)%(c)	7.51	%(c)	11.15	%(c)

Net assets at end of the period (in millions)	$276.5		$260.1		$177.7		$284.2		$300.2

Ratio of expenses to average net assets(d)	1.05	%(e)	1.11%		1.05%		1.05%		1.05%

Ratio of net investment income to average net assets	2.80	%(e)	3.36%		2.23%		2.12%		2.68%

Portfolio turnover(f)	91%		127%		92%		120%		87%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended December 31, 2007 and 2006.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $260,560.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

	Class B Shares
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$15.22		$11.00		$16.18		$15.54		$14.46

Net investment income(a)	0.34		0.33		0.21		0.22		0.29

Net realized and unrealized gain (loss)	2.33		4.15		(5.08)		0.81		1.19

Total from investment operations	2.67		4.48		(4.87)		1.03		1.48

Less distributions from net investment income	0.48		0.26		0.31		0.39		0.40

Net asset value, end of the period	$17.41		$15.22		$11.00		$16.18		$15.54

Total return	17.89	%(b)	41.14	%(c)	(30.44	)%(c)	6.73	%(c)	10.28	%(c)

Net assets at end of the period (in millions)	$7.8		$8.8		$7.8		$20.1		$25.1

Ratio of expenses to average net assets(d)	1.80	%(e)	1.86%		1.81%		1.81%		1.82%

Ratio of net investment income to average net assets	2.13	%(e)	2.57%		1.46%		1.36%		1.91%

Portfolio turnover(f)	91%		127%		92%		120%		87%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended December 31, 2007 and 2006.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $8,092.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Harbor Fund

Financial Highlights—(continued)

	Class C Shares
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$15.37		$11.10		$16.33		$15.68		$14.59

Net investment income(a)	0.32		0.36		0.21		0.22		0.29

Net realized and unrealized gain (loss)	2.38		4.17		(5.13)		0.82		1.20

Total from investment operations	2.70		4.53		(4.92)		1.04		1.49

Less distributions from net investment income	0.48		0.26		0.31		0.39		0.40

Net asset value, end of the period	$17.59		$15.37		$11.10		$16.33		$15.68

Total return	17.94	%(b)	41.20	%(c)	(30.47	)%(c)	6.72	%(c)	10.25	%(c)

Net assets at end of the period (in millions)	$21.5		$17.7		$5.7		$8.4		$9.2

Ratio of expenses to average net assets(d)	1.80	%(e)	1.86%		1.81%		1.81%		1.82%

Ratio of net investment income to average net assets	1.98	%(e)	2.66%		1.46%		1.36%		1.91%

Portfolio turnover(f)	91%		127%		92%		120%		87%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended December 31, 2007 and 2006.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $18,764.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

	Class Y Sharesˆ
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$15.27		$11.03		$16.23		$15.58		$14.50

Net investment income(a)	0.48		0.51		0.35		0.38		0.44

Net realized and unrealized gain (loss)	2.36		4.13		(5.10)		0.82		1.18

Total from investment operations	2.84		4.64		(4.75)		1.20		1.62

Less distributions from net investment income	0.64		0.40		0.45		0.55		0.54

Net asset value, end of the period	$17.47		$15.27		$11.03		$16.23		$15.58

Total return	19.09	%(b)	42.61	%(c)	(29.77	)%(c)	7.83	%(c)	11.33	%(c)

Net assets at end of the period (in millions)	$16.0		$13.6		$0.7		$0.9		$0.5

Ratio of expenses to average net assets(d)	0.80	%(e)	0.86%		0.81%		0.81%		0.81%

Ratio of net investment income to average net assets	3.01	%(e)	3.68%		2.46%		2.36%		2.93%

Portfolio turnover(f)	91%		127%		92%		120%		87%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended December 31, 2007 and 2006.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $13,332.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Harbor Fund

Financial Highlights—(continued)

	Institutional
	Class Shares
	June 1, 2010
	(Commencement of
	Operations) to
	December 31, 2010

Net asset value, beginning of the period	$15.26

Net investment income(a)	0.37

Net realized and unrealized gain	2.33

Total from investment operations	2.70

Less distributions from net investment income	0.49

Net asset value, end of the period	$17.47

Total return(b)	18.04%

Net assets at end of the period (in thousands)	$11.7

Ratio of expenses to average net assets	0.68	%(c)

Ratio of net investment income to average net assets	4.12	%(c)

Portfolio turnover(d)	91%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,394.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Harbor Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Harbor Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Fund’s Class A, Class B and Class C shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class Y shares of the Fund. Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s principal investment objective is to seek to provide current income, capital appreciation and conservation of capital by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity

20        Invesco Van Kampen Harbor Fund

are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

21        Invesco Van Kampen Harbor Fund

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
I.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at the annual rate of the Fund’s average daily net assets. The Fund also indirectly bears the investment advisory fees of the underlying funds.

Average Net Assets	Rate

First $350 million	0.55%

Next $350 million	0.50%

Next $350 million	0.45%

Over $1.05 billion	0.40%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $695,620 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

22        Invesco Van Kampen Harbor Fund

  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 1.11%, 1.86%, 1.86%, 0.86% and 0.86%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. For the year ended December 31, 2010, the Adviser waived advisory fees of $3,929 under this agreement.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $15,015 to VKII. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended December 31, 2010, IIS was paid $226,774 for providing such services. Prior to the Reorganization, the Acquired Fund paid $102,226 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $380,049 to VKFI.
  For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to December 31, 2010, IDI advised the Fund that IDI retained $9,667 in front-end sales commissions from the sale of Class A shares and $100, $8,030 and $2,802 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $12,333 in front-end sales commissions from the sale of Class A shares and $6,393 for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

23        Invesco Van Kampen Harbor Fund

  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Convertible Corporate Obligations	$—	$259,877,827	$—	$259,877,827

Equity Securities	32,042,701	28,202,323	—	60,245,024

Total Investments	$32,042,701	$288,080,150	$—	$320,122,851

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended December 31, 2010, the Fund paid legal fees of $785 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $3,394 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$11,141,120	$6,747,374

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,194,618

Undistributed long-term gain	3,101,251

Net unrealized appreciation — investments	45,039,181

Temporary book/tax differences	(2,628)

Shares of beneficial interest	272,426,336

Total net assets	$321,758,758

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion and amortization difference and preferred convertible stocks adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $22,914,734 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

24        Invesco Van Kampen Harbor Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $264,839,383 and $284,722,604, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$46,920,562

Aggregate unrealized (depreciation) of investment securities	(1,881,381)

Net unrealized appreciation of investment securities	$45,039,181

Cost of investments for tax purposes is $275,083,670.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of tax accretion and amortization difference and real estate investment trusts (REIT) dividends, on December 31, 2010, accumulated undistributed net investment income (loss) was increased by $1,257,385 and accumulated undistributed net realized gain was decreased by $1,257,385. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	For the years ended December 31,
	2010 (a)				2009
	Shares		Value		Shares	Value

Sales:
Class A	1,469,319	(b)	$23,635,889	(b)	3,294,085	$41,897,975

Class B	92,962		1,455,271		241,647	3,078,975

Class C	244,213		3,963,053		796,907	10,108,744

Class Y	784,886		12,585,050		895,249	12,348,176

Institutional Class	242,741		3,658,953		-0-	-0-

Total sales	2,834,121		$45,298,216		5,227,888	$67,433,870

Dividend reinvestment:
Class A	535,729		$8,480,129		398,698	$5,315,367

Class B	14,208		223,913		11,768	155,274

Class C	29,186		466,375		15,734	216,204

Class Y	13,640		217,913		5,387	74,863

Institutional Class	2,357		37,499		-0-	-0-

Total dividend reinvestment	595,120		$9,425,829		431,587	$5,761,708

Repurchases:
Class A	(3,212,739)		$(51,024,591)		(2,769,872)	(36,631,797)

Class B	(237,721	)(b)	(3,760,673	)(b)	(381,800)	(4,885,195)

Class C	(199,668)		(3,203,117)		(179,623)	(2,321,881)

Class Y	(775,299)		(11,846,912)		(76,345)	(1,089,034)

Institutional Class	(244,429)		(3,892,545)		-0-	-0-

Total repurchases	(4,669,856)		$(73,727,838)		(3,407,640)	(44,927,907)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 6% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, less than 1% of the outstanding shares of the Fund are owned by Invesco or an investment adviser under common control with Invesco.
(b)	Includes automatic conversion of 76,929 Class B shares into 76,674 Class A shares at a value of $1,231,883.

25        Invesco Van Kampen Harbor Fund

NOTE 10—Significant Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Convertible Securities Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

NOTE 11—Change in Independent Registered Public Accounting Firm (Unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

26        Invesco Van Kampen Harbor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Van Kampen Harbor Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Harbor Fund (formerly known as Van Kampen Harbor Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

27        Invesco Van Kampen Harbor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,196.86	$5.70	$1,020.01	$5.24	1.03%

B	1,000.00	1,192.22	9.84	1,016.23	9.05	1.78

C	1,000.00	1,193.28	9.84	1,016.23	9.05	1.78

Y	1,000.00	1,198.19	4.38	1,021.22	4.02	0.79

Institutional	1,000.00	1,198.70	3.77	1,021.78	3.47	0.68

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28        Invesco Van Kampen Harbor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	33.51%
Corporate Dividends Received Deduction*	31.65%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29        Invesco Van Kampen Harbor Fund

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-HAR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2010

Invesco Van Kampen Leaders Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
13	Financial Highlights
16	Notes to Financial Statements
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Van Kampen Leaders Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”

3	Invesco Van Kampen Leaders Fund

Management’s Discussion of Fund Performance

Performance summary
For the nine months ended December 31, 2010, Class A shares of Invesco Van Kampen Leaders Fund, at net asset value (NAV), returned 6.70%. The components of the Fund delivered mixed results, however, against their respective benchmarks.
     Invesco Van Kampen Comstock Fund’s Class A shares, at NAV, slightly outperformed the fund’s style-specific index, the Russell 1000 Value Index.
     Invesco Van Kampen Equity and Income Fund’s Class A shares, at NAV, underperformed the fund’s broad market index, the Russell 1000 Value Index, but outperformed its style-specific index, the Barclays Capital U.S. Government/ Credit Index.
     In addition, Invesco Van Kampen International Growth Fund’s Class A shares, at NAV, underperformed the fund’s broad market index, the MSCI EAFE Index.
     Strength in equity markets, particularly during the second half of 2010, helped drive Invesco Van Kampen Leaders Fund’s performance. The Fund’s fixed income exposure, as measured by the Barclays Capital U.S. Government/Credit Index, helped mitigate your Fund’s losses during the volatile second quarter.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 3/31/10 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.70%

Class B Shares	5.99

Class C Shares	6.12

Class Y Shares	6.78

S&P 500 Index▼ (Broad Market Index)	9.20

Russell 1000 Value Index▼ (Style-Specific Index)	8.17

Barclays Capital U.S. Government/Credit Index▼ (Style-Specific Index)	4.97

MSCI EAFE Index▼ (Style-Specific Index)	6.83

▼	Lipper Inc.

How we invest
The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income.
     The Fund seeks to achieve its investment objectives by investing primarily in a combination of certain Invesco Van Kampen funds (the underlying funds) on a fixed percentage allocation basis. The underlying funds invest in U.S. and foreign equities, fixed income securities and money market securities. Your Fund also invests in derivatives, specifically
U.S. Treasury futures, for managing the portfolio’s duration. The Fund makes equal allocations of its assets to the following three underlying funds: Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund and Invesco Van Kampen International Growth Fund. The investment results of the underlying funds will vary. As a result, the percentage allocations to the underlying funds is monitored daily. The Fund’s allocations to the underlying funds is rebalanced whenever the actual allocations exceed plus or minus 5% of the pre-determined fixed percentage allocation basis.

Market conditions and your Fund
At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a “double dip” recession in the U.S. and concerns about the economies of Greece, Ireland, Portugal and Spain ignited fears of a renewed global economic slowdown. These developments caused investors to seek out safety and drove government bond yields of the world’s largest industrial countries downward.
     The third quarter witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. economy. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Risky assets such as equities rose in response. In the U.S., the Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve hovering at or near multi-decade lows. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes (agriculture, precious metals, industrial metals and energy) posting positive returns.

Portfolio Composition
By sector

Primarily Domestic Equity	34.2%

Domestic Blend	33.5

Primarily Foreign Equity	32.5

Money Market Funds
Plus Other Assets Less Liabilities	-0.2

Total Net Assets	$209.5 million
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4	Invesco Van Kampen Leaders Fund

     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary policies and the belief that the seven largest developed (G7) economies had strengthened since the summer months. For emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The rise in government bond yields that occurred in the fourth quarter took their valuations much closer to our estimate of fair value. Within commodities, the various complexes all enjoyed price advances during the quarter, propelled by tightening supply-demand balances and positive economic prospects among commodity-intensive emerging markets.
     Within the Fund, fears of an economic downturn in the U.S. and global monetary concerns resulted in deep losses for the underlying funds in the second quarter and dramatic underperformance by the Fund. However, exposure to both U.S. and global equities proved beneficial for the Fund over the entirety of the nine-month reporting period. The performance of the equity portion of the underlying funds was particularly strong in the third and fourth quarters of 2010. Though outpaced by the equity rally, falling bond yields helped the fixed income allocation contribute positively to overall Fund performance for the reporting period.
     Thank you for your continued commitment to Invesco Van Kampen Leaders Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Leaders Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Leaders Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Leaders Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Leaders Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Leaders Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

5	Invesco Van Kampen Leaders Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 2/27/06, index data from 2/28/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	A growth style of investing (used by Invesco International Growth Fund) emphasizes companies with growth characteristics. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Barclays Capital U.S. Government/ Credit Index includes Treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements to represent the credit interests.

■	The MSCI EAFE Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Van Kampen Leaders Fund

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (2/27/06)		0.17%

1	Year	5.10

Class B Shares

Inception (2/27/06)		0.22%

1	Year	5.39

Class C Shares

Inception (2/27/06)		0.60%

1	Year	9.40

Class Y Shares

Inception (2/27/06)		1.59%

1	Year	11.48
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Leaders Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Leaders Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.25%, 2.00%, 2.00%, and 1.00%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.53%, 2.28%, 2.28% and 1.28%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

2	The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.75% for Invesco Van Kampen Leaders Fund.

7	Invesco Van Kampen Leaders Fund

Invesco Van Kampen Leaders Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Each of the underlying funds in which the Fund invests has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. In addition, there is no guarantee that the underlying funds will achieve each of their investment objectives or that the underlying funds will not change their investment objectives without the approval of the Fund. In addition, the Fund will bear its pro rata portion of the expenses of the underlying funds. In selecting among the underlying funds (which also are advised by the Adviser), the Adviser is subject to the potential conflict of interest presented because the fees paid by some underlying funds to the Adviser are higher than the fees paid by other underlying funds.

■	A non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds’ shares.

■	Market risk is the possibility that the market values of securities owned by the underlying fund will decline. Investment in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

■	During an overall stock market decline, stock prices of small- or medium-sized companies (in which the underlying funds may invest) often fluctuate more than stock prices of larger companies.

■	The ability of the underlying funds’ equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on the underlying funds’ debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term.

■	If interest rates fall, it is possible that issuers of callable securities held by the underlying funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the underlying funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because an underlying fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities. Securities rated BBB by Standard & Poor’s (S&P) or Baa by Moody’s Investor Service, Inc. (Moody’s) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-
grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.

■	The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■	Investing in real estate investment trusts (REITs) makes the underlying funds more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

■	A value style of investing (used by Invesco Comstock Fund and Invesco Equity and Income Fund) emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VLFAX
Class B Shares	VLFBX
Class C Shares	VLFCX
Class Y Shares	VLFIX

8	Invesco Van Kampen Leaders Fund

Schedule of Investments

December 31, 2010

Description	Shares	Value

Investment Companies(a)–100.2%
Invesco Van Kampen Comstock Fund, Institutional Class	4,559,487	$71,675,136

Invesco Van Kampen Equity and Income Fund, Institutional Class	8,157,898	70,076,342

Invesco Van Kampen International Growth Fund, Institutional Class(b)	4,040,787	68,168,076

Total Long-Term Investments–100.2% (Cost $202,240,813)		209,919,554

Money Market Funds(a)–0.0%
Liquid Assets Portfolio–Institutional Class	35,035	35,035

Premier Portfolio–Institutional Class	35,035	35,035

Total Money Market Funds–0.0% (Cost $70,070)		70,070

TOTAL INVESTMENTS–100.2% (Cost $202,310,883)		209,989,624

LIABILITIES IN EXCESS OF OTHER ASSETS–(0.2%)		(477,303)

NET ASSETS 100.0%		$209,512,321

Percentages are calculated as a percentage of net assets.

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by having the same investment adviser.
(b)	The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control. At December 31, 2010, the Fund held the following position, which exceeded 5% of the affiliated underlying fund’s shares outstanding:

Percent of
Affiliated Underlying Fund	Shares Held

Invesco Van Kampen International Growth Fund, Institutional Class	8.03%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Leaders Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments in affiliated underlying funds, at value (Cost $202,310,883)	$209,989,624

Receivables:
Fund shares sold	88,787

Dividends	60

Other	894

Total assets	210,079,365

Liabilities:
Payables:
Fund shares repurchased	177,919

Distributor and affiliates	143,232

Accrued expenses	243,790

Trustees’ deferred compensation and retirement plans	2,103

Total liabilities	567,044

Net assets	$209,512,321

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$270,724,228

Net unrealized appreciation	7,678,741

Accumulated undistributed net investment income	788,775

Accumulated net realized loss	(69,679,423)

Net assets	$209,512,321

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $137,607,394 and 14,912,248 shares of beneficial interest issued and outstanding)	$9.23

Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price to public	$9.77

Class B Shares:
Net asset value and offering price per share (Based on net assets of $51,494,598 and 5,585,021 shares of beneficial interest issued and outstanding)	$9.22

Class C Shares:
Net asset value and offering price per share (Based on net assets of $20,210,947 and 2,201,087 shares of beneficial interest issued and outstanding)	$9.18

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $199,382 and 21,607 shares of beneficial interest issued and outstanding)	$9.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Leaders Fund

Statements of Operations

For the period April 1, 2010 through December 31, 2010 and the year ended March 31, 2010

	For the nine months ended	For the year ended
	December 31,	March 31,
	2010	2010

Investment income:
Dividends from affiliated underlying funds	$2,906,934	$3,931,359

Interest	457	3,931

Total income	2,907,391	3,935,290

Expenses:
Distribution Fees
Class A	255,820	347,066

Class B	372,564	474,431

Class C	141,262	227,269

Transfer agent fees	505,639	772,296

Reports to shareholders	79,934	69,797

Administrative service fees	45,514	52,924

Registration fees	37,767	54,392

Professional fees	34,599	47,160

Trustees’ and officers’ fees and benefits	15,024	39,628

Custody	4,815	8,611

Pension expense (See Note 5)	(40,974)	-0-

Other	10,614	21,803

Total expenses	1,462,578	2,115,377

Expense reduction	305,043	543,592

Net expenses	1,157,535	1,571,785

Net investment income	1,749,856	2,363,505

Realized and unrealized gain (loss):
Realized gain (loss):
Realized loss on sales of affiliated underlying funds	(8,466,798)	(15,584,650)

Unrealized appreciation (depreciation):
Beginning of the period	(11,014,646)	(105,866,521)

End of the period	7,678,741	(11,014,646)

Net unrealized appreciation during the period	18,693,387	94,851,875

Net realized and unrealized gain	10,226,589	79,267,225

Net increase in net assets from operations	$11,976,445	$81,630,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Leaders Fund

Statements of Changes in Net Assets

For the period April 1, 2010 through December 31, 2010 and the years ended March 31, 2010 and 2009

	For the nine months ended	For the year ended	For the year ended
	December 31,	March 31,	March 31,
	2010	2010	2009

From investment activities:
Operations:
Net investment income	$1,749,856	$2,363,505	$4,787,497

Net realized loss	(8,466,798)	(15,584,650)	(45,143,505)

Net unrealized appreciation (depreciation) during the period	18,693,387	94,851,875	(80,078,095)

Change in net assets from operations	11,976,445	81,630,730	(120,434,103)

Distributions from net investment income:
Class A shares	(1,680,646)	(2,529,549)	(2,988,076)

Class B shares	(341,484)	(505,066)	(597,703)

Class C shares	(227,598)	(244,114)	(358,308)

Class Y shares	(2,699)	(4,437)	(4,943)

	(2,252,427)	(3,283,166)	(3,949,030)

Distributions from net realized gain:
Class A shares	-0-	-0-	(6,660,766)

Class B shares	-0-	-0-	(2,169,362)

Class C shares	-0-	-0-	(1,268,280)

Class Y shares	-0-	-0-	(9,603)

	-0-	-0-	(10,108,011)

Total distributions	(2,252,427)	(3,283,166)	(14,057,041)

Net change in net assets from investment activities	9,724,018	78,347,564	(134,491,144)

From capital transactions:
Proceeds from shares sold	15,074,780	28,506,685	60,691,006

Net asset value of shares issued through dividend reinvestment	2,210,841	3,226,303	13,746,757

Cost of shares repurchased	(42,903,693)	(50,094,052)	(82,868,644)

Net change in net assets from capital transactions	(25,618,072)	(18,361,064)	(8,430,881)

Total increase (decrease) in net assets	(15,894,054)	59,986,500	(142,922,025)

Net assets:
Beginning of the period	225,406,375	165,419,875	308,341,900

End of the period (including accumulated undistributed net investment income of $788,775, $1,291,347 and $2,210,051, respectively)	$209,512,321	$225,406,375	$165,419,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Leaders Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
											February 27, 2006
											(Commencement of
	Nine months ended										operations) to
	December 31,		Year ended March 31,								March 31,
	2010		2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.76		$5.90		$10.49		$11.26		$10.08		$10.00

Net investment income(a)	0.09		0.11		0.19		0.16		0.16		0.01

Net realized and unrealized gain (loss)	0.49		2.89		(4.25)		(0.68)		1.18		0.07

Total from investment operations	0.58		3.00		(4.06)		(0.52)		1.34		0.08

Less:
Distributions from net investment income	0.11		0.14		0.16		0.15		0.16		-0-

Distributions from net realized gain	-0-		-0-		0.37		0.10		0.00	(f)	-0-

Total distributions	0.11		0.14		0.53		0.25		0.16		-0-

Net asset value, end of the period	$9.23		$8.76		$5.90		$10.49		$11.26		$10.08

Total return*	6.70	%(b)	51.13	%(c)	(39.27	)%(c)	(4.77	)%(c)	13.47	%(c)	0.80	%(c)**

Net assets at end of the period (in millions)	$137.6		$149.3		$109.9		$201.4		$130.9		$5.0

Ratio of expenses to average net assets*(d)	0.50	%(g)	0.50%		0.50%		0.50%		0.51	%(e)	0.50%

Ratio of net investment income to average net assets*(d)	1.37	%(g)	1.38%		2.21%		1.42%		1.51%		2.50%

Portfolio turnover(h)	4%		9%		21%		3%		0%		0%

* If certain expenses had not been assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets(d)	0.70	%(g)	0.76%		0.73%		0.57%		0.89	%(e)	24.16%

Ratio of net investment income to average net assets(d)	1.17	%(g)	1.12%		1.98%		1.35%		1.13%		(21.16)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.63%, 0.75%, 0.76%, 0.69%, 0.84% and 0.54% for the nine months ended December 31, 2010, the years ended March 31, 2010, 2009, 2008 and 2007 and the period ended March 31, 2006, respectively.
(e)	The ratio of expenses to average net assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2007.
(f)	Amount is less than $0.01.
(g)	Ratios are annualized and based on average daily net assets (000’s omitted) of $135,819.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
**	Non-Annualized

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Leaders Fund

Financial Highlights—(continued)

	Class B Shares
											February 27, 2006
											(Commencement of
	Nine months ended										operations) to
	December 31,		Year ended March 31,								March 31,
	2010		2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.76		$5.90		$10.48		$11.25		$10.08		$10.00

Net investment income(a)	0.04		0.05		0.12		0.08		0.08		0.01

Net realized and unrealized gain (loss)	0.48		2.89		(4.23)		(0.69)		1.18		0.07

Total from investment operations	0.52		2.94		(4.11)		(0.61)		1.26		0.08

Less:
Distributions from net investment income	0.06		0.08		0.10		0.06		0.09		-0-

Distributions from net realized gain	-0-		-0-		0.37		0.10		0.00	(f)	-0-

Total distributions	0.06		0.08		0.47		0.16		0.09		-0-

Net asset value, end of the period	$9.22		$8.76		$5.90		$10.48		$11.25		$10.08

Total return*	5.99	%(b)	50.02	%(c)	(39.65	)%(c)	(5.49	)%(c)	12.56	%(c)	0.80	%(c)**

Net assets at end of the period (in millions)	$51.5		$52.8		$36.3		$62.6		$37.8		$1.6

Ratio of expenses to average net assets*(d)	1.25	%(g)	1.25%		1.25%		1.25%		1.26	%(e)	1.25%

Ratio of net investment income to average net assets*(d)	0.64	%(g)	0.64%		1.49%		0.66%		0.74%		2.54%

Portfolio turnover(h)	4%		9%		21%		3%		0%		0%

* If certain expenses had not been assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets(d)	1.45	%(g)	1.51%		1.49%		1.32%		1.64	%(e)	27.15%

Ratio of net investment income (loss) to average net assets(d)	0.44	%(g)	0.38%		1.25%		0.59%		0.37%		(23.37)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.63%, 0.75%, 0.76%, 0.69%, 0.84% and 0.54% for the nine months ended December 31, 2010, the years ended March 31, 2010, 2009, 2008 and 2007 and the period ended March 31, 2006, respectively.
(e)	The ratio of expenses to average net assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2007.
(f)	Amount is less than $0.01.
(g)	Ratios are annualized and based on average daily net assets (000’s omitted) of $49,450.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
**	Non-Annualized

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Leaders Fund

Financial Highlights—(continued)

	Class C Shares
											February 27, 2006
											(Commencement of
	Nine months ended										operations) to
	December 31,		Year ended March 31,								March 31,
	2010		2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.75		$5.90		$10.48		$11.25		$10.08		$10.00

Net investment income(a)	0.04		0.05		0.12		0.07		0.08		0.01

Net realized and unrealized gain (loss)	0.49		2.88		(4.23)		(0.68)		1.18		0.07

Total from investment operations	0.53		2.93		(4.11)		(0.61)		1.26		0.08

Less:
Distributions from net investment income	0.10		0.08		0.10		0.06		0.09		-0-

Distributions from net realized gain	-0-		-0-		0.37		0.10		0.00	(g)	-0-

Total distributions	0.10		0.08		0.47		0.16		0.09		-0-

Net asset value, end of the period	$9.18		$8.75		$5.90		$10.48		$11.25		$10.08

Total return*	6.12	%(b)(f)	49.88	%(c)	(39.65	)%(c)	(5.49	)%(c)	12.56	%(c)	0.80	%(c)**

Net assets at end of the period (in millions)	$20.2		$23.2		$19.1		$44.0		$31.3		$1.3

Ratio of expenses to average net assets*(d)	1.16	%(f)(h)	1.25%		1.25%		1.25%		1.26	%(e)	1.25%

Ratio of net investment income to average net assets*(d)	0.70	%(f)(h)	0.61%		1.37%		0.65%		0.75%		2.27%

Portfolio turnover(i)	4%		9%		21%		3%		0%		0%

* If certain expenses had not been assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets(d)	1.36	%(f)(h)	1.51%		1.47%		1.32%		1.64	%(e)	27.74%

Ratio of net investment income (loss) to average net assets(d)	0.50	%(f)(h)	0.35%		1.15%		0.58%		0.38%		(24.22)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.63%, 0.75%, 0.76%, 0.69%, 0.84% and 0.54% for the nine months ended December 31, 2010, the years ended March 31, 2010, 2009, 2008 and 2007 and the period ended March 31, 2006, respectively.
(e)	The ratio of expenses to average net assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2007.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.91%.
(g)	Amount is less than $0.01.
(h)	Ratios are annualized and based on average daily net assets (000’s omitted) of $20,490.
(i)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
**	Non-Annualized

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Leaders Fund

Financial Highlights—(continued)

	Class Y Sharesˆ
											February 27, 2006
											(Commencement of
	Nine months ended										operations) to
	December 31,		Year ended March 31,								March 31,
	2010		2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.77		$5.90		$10.49		$11.27		$10.09		$10.00

Net investment income(a)	0.11		0.13		0.21		0.19		0.17		0.02

Net realized and unrealized gain (loss)	0.47		2.90		(4.25)		(0.69)		1.20		0.07

Total from investment operations	0.58		3.03		(4.04)		(0.50)		1.37		0.09

Less:
Distributions from net investment income	0.12		0.16		0.18		0.18		0.19		-0-

Distributions from net realized gain	-0-		-0-		0.37		0.10		0.00	(f)	-0-

Total distributions	0.12		0.16		0.55		0.28		0.19		-0-

Net asset value, end of the period	$9.23		$8.77		$5.90		$10.49		$11.27		$10.09

Total return*	6.78	%(b)	51.68	%(c)	(39.12	)%(c)	(4.62	)%(c)	13.73	%(c)	0.90	%(c)**

Net assets at end of the period (in millions)	$0.2		$0.2		$0.2		$0.3		$0.3		$0.2

Ratio of expenses to average net assets*(d)	0.25	%(g)	0.25%		0.25%		0.25%		0.26	%(e)	0.25%

Ratio of net investment income to average net assets*(d)	1.76	%(g)	1.68%		2.45%		1.66%		1.57%		2.43%

Portfolio turnover(h)	4%		9%		21%		3%		0%		0%

* If certain expenses had not been assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets(d)	0.45	%(g)	0.51%		0.47%		0.32%		1.14	%(e)	39.58%

Ratio of net investment income to average net assets(d)	1.56	%(g)	1.42%		2.23%		1.59%		0.69%		(36.91)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.63%, 0.75%, 0.76%, 0.69%, 0.84% and 0.54% for the nine months ended December 31, 2010, the years ended March 31, 2010, 2009, 2008 and 2007 and the period ended March 31, 2006, respectively.
(e)	The ratio of expenses to average net assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2007.
(f)	Amount is less than $0.01.
(g)	Ratios are annualized and based on average daily net assets (000’s omitted) of $177.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
ˆ	On June 1, 2010, the Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.
**	Non-Annualized

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Leaders Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series), (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

16        Invesco Van Kampen Leaders Fund

  On December 31, 2010, the Fund’s fiscal year end changed from March 31 to December 31.
  Prior to June 1, 2010, the Fund operated as Van Kampen Leaders Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Equity Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income.
  The Fund primarily invests in affiliated mutual funds (“underlying funds”) advised by Invesco Advisers (the “Adviser” or “Invesco”). The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with valuation policy of such fund. The policies of underlying funds affiliated with the funds as a result of having the same investment advisor are set forth below.
Securities in the underlying funds, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

17        Invesco Van Kampen Leaders Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain (loss) on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds. Prior to the Reorganization, the Acquired Fund did not pay an advisory fee to Van Kampen Asset Management (“Van Kampen”).
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.50%, 1.25%, 1.25% and 0.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Underlying fund fees and expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

18        Invesco Van Kampen Leaders Fund

  Underlying fund fees and expenses are not fees and expenses incurred by the Fund directly but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, total annual fund operating expenses may exceed the expense limits above. You incur these expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the underlying fund fees and expenses are included in the total return of the Fund.
  From June 1, 2010 to December 31, 2010, the Adviser reimbursed expenses of $252,181.
  Prior to the Reorganization, Van Kampen voluntarily reimbursed $52,862 of fees and/or reimbursed expenses of the Acquired Fund.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $6,621 to VKII. For the nine months ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $3,651 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended December 31, 2010, IIS was paid $365,001 for providing such services. Prior to the Reorganization, the Acquired Fund paid $62,192 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the nine months ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $182,908 to VKFI.
  For the nine months ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to December 31, 2010, IDI advised the Fund that IDI retained $29,414 in front-end sales commissions from the sale of Class A shares and $0, $88,732 and $1,013 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $21,037 in front-end sales commissions from the sale of Class A shares and $28,857, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

19        Invesco Van Kampen Leaders Fund

  During the nine months ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$209,989,624	$—	$—	$209,989,624

NOTE 4—Investments in Other Affiliates

The Fund and the mutual funds below have the same investment adviser and therefore are considered to be affiliated. On June 1, 2010, Class I shares of the former Van Kampen funds were reorganized into Class Y shares of their respective Invesco Van Kampen fund. On July 1, 2010, the Fund transferred its investment in each Invesco fund Class Y shares into the Institutional Class shares of the respective fund. The amount transferred out of each Class Y shares investments is included in Proceeds from Sales. The amount transferred into each Institutional Class is included in Purchases at Cost. The following is a summary of the transactions in and earnings from investments in affiliated mutual funds for the nine months ended December 31, 2010 and year ended March 31, 2010.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	3/31/2010	at Cost	from Sales	(Depreciation)	Gain (Loss)	12/31/2010	Income

Invesco Van Kampen Comstock Fund, Class Y	$74,689,092	$576,655	$80,846,508	$6,922,703	$(1,341,942)	$0	$299,555

Invesco Van Kampen Comstock Fund, Institutional Class	0	78,847,939	6,324,872	1,176,312	(2,024,243)	71,675,136	599,657

Invesco Van Kampen Equity and Income Fund, Class Y	74,700,632	1,215,840	76,051,993	855,278	(719,757)	0	341,080

Invesco Van Kampen Equity and Income Fund, Institutional Class	0	73,233,569	6,082,588	3,715,058	(789,697)	70,076,342	721,065

Invesco Van Kampen International Growth Fund, Class Y	74,515,048	2,289,173	78,856,937	3,236,665	(1,183,949)	0	-0-

Invesco Van Kampen International Growth Fund, Institutional Class	0	77,362,356	9,574,441	2,787,371	(2,407,210)	68,168,076	944,692

Liquid Assets Portfolio, Institutional Class	0	10,256,883	10,221,848	0	0	35,035	548

Premier Portfolio, Institutional Class	0	10,256,883	10,221,848	0	0	35,035	337

Total	$223,904,772	$254,039,298	$278,181,035	$18,693,387	$(8,466,798)	$209,989,624	$2,906,934

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	3/31/2009	at Cost	from Sales	(Depreciation)	Gain (Loss)	3/31/2010	Income

Invesco Van Kampen Comstock Fund, Class I	$53,559,621	$3,687,743	$11,508,084	$34,701,011	$(5,751,199)	$74,689,092	$1,088,285

Invesco Van Kampen Equity and Income Fund, Class I	54,204,238	7,839,046	8,725,674	23,321,956	(1,938,934)	74,700,632	1,560,158

Invesco Van Kampen International Growth Fund, Class I	53,633,824	7,224,659	15,277,826	36,828,908	(7,894,517)	74,515,048	1,282,916

Total	$161,397,683	$18,751,448	$35,511,584	$94,851,875	$(15,584,650)	$223,904,772	$3,931,359

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  Prior to the Reorganization, the Acquired Fund provided deferred compensation and retirement plans for its trustees who were not officers of Van Kampen. Benefits under the retirement plan were to be payable upon retirement for a ten-year period and were to be based upon each trustee’s years of service to the Acquired Fund. However, the Acquired Fund did not meet the minimum number of years of operations required for the trustees to become fully vested in the plan. Therefore, the previously recognized pension expense of $40,974 was reversed during the current period to recognize the actual pension liability as of the plan termination date.
  For the period ended December 31, 2010, the Fund paid legal fees of $720 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $809 representing

20        Invesco Van Kampen Leaders Fund

legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Nine Months Ended December 31, 2010 and the Year Ended March 31, 2010:

	December 31, 2010	March 31, 2010

Ordinary income	$2,252,427	$3,283,166

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$790,879

Net unrealized appreciation — investments	6,119,667

Temporary book/tax differences	(2,103)

Post-October deferrals	(886,039)

Capital loss carryforward	(67,234,311)

Shares of beneficial interest	270,724,228

Total net assets	$209,512,321

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$9,220,402

December 31, 2017	19,944,094

December 31, 2018	38,069,815

Total capital loss carryforward	$67,234,311

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended December 31, 2010 was $9,186,210 and $33,398,017, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$6,119,667

Aggregate unrealized (depreciation) of investment securities	-0-

Net unrealized appreciation of investment securities	$6,119,667

Cost of investments for tax purposes is $203,869,957.

21        Invesco Van Kampen Leaders Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2010, undistributed net investment income (loss) was decreased by $1, undistributed net realized gain (loss) was increased by $2 and shares of beneficial interest decreased by $1. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	For the nine months ended				For the year ended		For the year ended
	December 31, 2010(a)				March 31, 2010		March 31, 2009
	Shares		Value		Shares	Value	Shares	Value

Sales:
Class A	1,302,554(b	)	$11,052,922(b	)	2,543,995	$19,459,505	4,997,969	$43,060,268

Class B	392,444		3,299,804		1,028,082	7,844,502	1,574,266	13,667,390

Class C	74,410		626,264		155,941	1,189,676	420,631	3,930,410

Class Y	10,781		95,790		1,593	13,002	4,002	32,938

Total sales	1,780,189		$15,074,780		3,729,611	$28,506,685	6,996,868	$60,691,006

Dividend reinvestment:
Class A	196,677		$1,659,957		313,211	$2,496,398	1,425,827	$9,489,200

Class B	39,704		334,451		62,708	498,164	419,741	2,726,864

Class C	25,241		214,532		29,064	229,472	233,517	1,523,046

Class Y	222		1,901		285	2,269	1,136	7,647

Total dividend reinvestment	261,844		$2,210,841		405,268	$3,226,303	2,080,221	$13,746,757

Repurchases:
Class A	(3,622,116)		$(30,808,161)		(4,443,821)	$(34,582,600)	(7,008,250)	$(55,708,171)

Class B	(872,112	)(b)	(7,339,144	)(b)	(1,216,622)	(9,456,874)	(1,815,367)	(14,543,490)

Class C	(546,026)		(4,651,504)		(779,631)	(6,001,462)	(1,608,937)	(12,522,955)

Class Y	(12,330)		(104,884)		(6,221)	(53,116)	(9,778)	(94,028)

Total repurchases	(5,052,584)		$(42,903,693)		(6,446,295)	$(50,094,052)	(10,442,332)	$(82,868,644)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, less than 1% of the shares outstanding of the Fund are owned by Invesco or an investment adviser under common control.
(b)	Includes automatic conversion of 97,092 Class B Shares into 96,977 Class A Shares at a value of $815,881.

NOTE 11—Change in Independent Registered Public Accounting Firm (Unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

22        Invesco Van Kampen Leaders Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Van Kampen Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Leaders Fund (formerly known as Van Kampen Leaders Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, the statement of changes in net assets and the financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

23        Invesco Van Kampen Leaders Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio[3]
A	$1,000.00	$1,211.67	$2.79	$1,022.68	$2.55	0.50%

B	1,000.00	1,205.80	6.95	1018.90	6.36	1.25

C	1,000.00	1,207.45	6.23	1,019.56	5.70	1.12

Y	1,000.00	1,211.61	1.39	1,023.95	1.28	0.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%.

24        Invesco Van Kampen Leaders Fund

Approval of Investment Advisory and Sub-advisory Agreements

The Board of Trustees (the Board) of AIM Growth Series (Invesco Growth Series) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Leaders Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered

25        Invesco Van Kampen Leaders Fund

whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Van Kampen Leaders Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$0
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	88.57%
U.S. Treasury Obligations*	3.23%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Van Kampen Leaders Fund

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
VK-LEA-AR-1               Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2010

Invesco Van Kampen Real Estate Securities Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
14	Financial Highlights
18	Notes to Financial Statements
25	Auditor’s Report
26	Fund Expenses
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Real Estate Securities Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Van Kampen Real Estate Securities Fund

Management’s Discussion of Fund Performance

Performance summary
Returns from listed real estate were positive during the year ended December 31, 2010, reflecting the current sentiment toward asset classes and equity sectors capable of delivering attractive yields. As a result, all share classes of Invesco Van Kampen Real Estate Securities Fund, at net asset value, posted positive returns for the period, outperforming the Fund’s broad market index, the S&P 500 Index, by a wide margin. The Fund’s underperformance relative to its style-specific benchmark, the FTSE NAREIT All Equity REITs Index, was primarily the result of security selection in the specialty, industrial and shopping center REIT sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.75%

Class B Shares	24.71

Class C Shares	23.78

Class Y Shares	24.95

Institutional Class Shares	24.98

S&P 500 Index▼ (Broad Market Index)	15.08

FTSE NAREIT All Equity REITs Index■ (Style-Specific Index)	27.95

▼Lipper Inc.;■Invesco, Bloomberg L.P.

How we invest
Effective June 1, 2010, the management team changed for Invesco Van Kampen Real Estate Securities Fund. The investment process under the new team is described below.
     The Fund primarily holds real estate-oriented securities. We focus on public companies whose value is driven by tangible assets. Our goal is to create a Fund focused on total return that will perform at or above index levels with comparable levels of risk. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation, and management and structure review to identify securities with:
■	Quality underlying properties.

■	Solid management teams and flexible balance sheets.

■	Attractive valuations relative to peer investment alternatives.
     We attempt to manage risk by diversifying property types and geographic location, as well as limiting the size of any one holding.
     We will consider selling a holding when:
■	Relative valuation falls below desired levels.

■	Risk/return relationships change significantly.
■	Company fundamentals change (property type, geography or management changes).

■	A more attractive investment opportunity is identified.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often were overshadowed by concerns of high unemployment, lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, major equity indexes sold off precipitously in May, as the sovereign debt crisis unfolded in the eurozone. Meanwhile, U.S. economic indicators remained weak, prompting fears of a double dip recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data, added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, the markets reversed course and rallied in September and October on modestly better economic news, ending the year with double-digit gains.
     Major equity indexes garnered positive returns for the fiscal year, and all 10 sectors within the S&P posted gains. More economically sensitive sectors, such as consumer discretionary, industrials and materials, had the highest returns, while less economically sensitive sectors, such as health care, had some of the lowest returns.
     Given this environment, the U.S. real estate investment trust (REIT) market, as measured by the FTSE NAREIT All Equity REITs Index, produced a gain for the period and outperformed the Fund’s broad market index, the S&P 500 Index, by a wide margin. The Fund, however, underperformed its style-specific benchmark during the fiscal year. In addition to stock selection in the industrial, specialty and shopping center REIT sectors, the Fund’s underweight in health care REITs and underweight in shopping center REITs detracted from relative performance. Conversely, security selection and an overweight exposure in lodging/resorts and apartment REITs, positively affected relative Fund performance. Security selection in office REITs was also a relative contributor.

Portfolio Composition
By property type

Retail	27.2%

Residential	15.8

Office	14.1

Health Care	9.9

Lodging/Resorts	9.8

Diversified	9.7

Industial	7.5

Industial/Office Mixed	2.7

Properties each less than 1.0% of portfolio	2.1

Money Market Fund Plus Other Assets Less Liabilities	1.2

Top 10 Equity Holdings*

1.	Simon Property Group, Inc.	10.3%

2.	Host Hotels & Resorts, Inc.	5.3

3.	Kimco Realty Corp.	4.6

4.	ProLogis	4.6

5.	Vornado Realty Trust	4.6

6.	Health Care REIT, Inc.	4.2

7.	Camden Property Trust	3.7

8.	Regency Centers Corp.	3.6

9.	Macerich Co. (The)	3.5

10.	Essex Property Trust, Inc.	3.4

Total Net Assets	$350.0 million

Total Number of Holdings*	72
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Van Kampen Real Estate Securities Fund

     Top contributors during the fiscal year included Equity Residential and Simon Property Group. Equity Residential owns and manages one of the largest, most diversified apartment portfolios in the U.S. and has been a beneficiary of positive fundamentals and strong outperformance within the apartment REIT sector this year. Recent equity offerings and debt refinancing by Simon Property Group, a REIT which offered an attractive portfolio of top-tier U.S. regional malls, covered near-term debt maturities and provided necessary capital for future acquisition opportunities.
     Keystone Industrial Fund and Exeter Industrial Value Fund were top detractors from Fund performance during the fiscal year. These particular holdings, which focus on industrial real estate investments, are legacy holdings from prior management. Underlying industrial fundamentals appear to be improving, and therefore, the Fund continues to maintain these holdings.
     At the end of the year and relative to our style-specific benchmark, we held an overweight exposure in lodging/resorts, retail shopping centers and office REITs. Conversely, we were underweight in self-storage facilities and specialty properties, given our belief they hold less favorable relative value compared to other REIT sectors.
     While we generally maintained our bias toward companies with higher quality assets, tenant rosters and flexible balance sheets with longer-term debt maturities, key changes to portfolio structure during the latter half of the fiscal year reflected the expected improvement in commercial real estate fundamentals as the economy continued to recover. Companies with attractive relative valuations, with above-average prospects for cash flow growth, were increasingly favored. We continued to maintain a well-diversified portfolio across all property types and regions, based on a combination of relative fundamentals and stock valuations.
     We thank you for your continued investment in Invesco Van Kampen Real Estate Securities Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Joe Rodriguez, Jr.
Chief Operating Officer of Real Estate Investment Trusts for Invesco Real Estate, is lead manager of Invesco Van Kampen Real Estate Securities Fund. Mr. Rodriguez joined Invesco in 1990. He earned a B.B.A. in economics and finance, as well as an M.B.A. in finance from Baylor University.
Mark Blackburn
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Real Estate Securities Fund. He joined Invesco in 1998. Mr. Blackburn earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. He is also a Certified Public Accountant.
Paul Curbo
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Real Estate Securities Fund. He joined Invesco in 1998. Mr. Curbo earned a B.B.A. in finance from The University of Texas.
James Trowbridge
Portfolio manager, is manager of Invesco Van Kampen Real Estate Securities Fund. He joined Invesco in 1989. Mr.Trowbridge earned a B.A. in finance from Indiana University.
Darin Turner
Portfolio manager, is manager of Invesco Van Kampen Real Estate Securities Fund. He joined Invesco in 2005. Mr.Turner earned a B.B.A. in finance from The University of Texas at Arlington. He also earned an M.B.A. specializing in investments from Southern Methodist University.
Ping Ying Wang
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Real Estate Securities Fund. Ms.Wang earned a B.S. in international finance from the People’s University of China. She also earned a Ph.D. in finance from The University of Texas at Dallas.

5 Invesco Van Kampen Real Estate Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 5/31/94, Fund data from 6/9/94

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Van Kampen Real Estate Securities Fund

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (6/9/94)		10.40%

10	Years	9.45

5	Years	1.10

1	Year	17.93

Class B Shares

Inception (6/9/94)		10.37%

10	Years	9.54

5	Years	1.74

1	Year	19.71

Class C Shares

Inception (6/9/94)		9.99%

10	Years	9.30

5	Years	1.52

1	Year	22.78

Class Y Shares

Inception (7/21/05)		3.08%

5	Years	2.50

1	Year	24.95

Institutional Class Shares

10	Years	10.10%

5	Years	2.29

1	Year	24.98
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Real Estate Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Real Estate Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.57%, 2.32%, 2.32%,
1.32% and 1.07%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.63%, 2.38%, 2.38%, 1.38% and 1.07%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Van Kampen Real Estate Securities Fund

Invesco Van Kampen Real Estate Securities Fund’s investment objective is to seek long-term growth of capital. Current income is the secondary investment objective.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund is non-diversified and invests a greater portion of its assets in a more limited number of issuers than a diversified fund and, as a result, is subject to a greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	The risks of investing in real estate can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, real estate investment trusts (REITs) depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Investments in REITs may involve duplication of management fees and certain other expenses

■	Because the Fund concentrates in investments in the real estate industry, the value of your shares may rise and fall more than the value of share of a fund that invests in companies in a broader range of industries.

■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

About indexes used in this report
■	The S&P® 500 Index is an unmanaged index considered representative of the U.S. stock market.
■	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of U.S. REITs.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACREX
Class B Shares	ACRBX
Class C Shares	ACRCX
Class Y Shares	ACRDX
Institutional Class Shares	ACRJX

8	Invesco Van Kampen Real Estate Securities Fund

Schedule of Investments

December 31, 2010

Description	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–97.8%
Apartments–15.8%
Advance Residence Investment Corp.–REIT (Japan)	94	$210,484

AvalonBay Communities, Inc.–REIT	59,242	6,667,687

Camden Property Trust–REIT	236,523	12,767,512

Equity Residential–REIT	180,627	9,383,573

Essex Property Trust, Inc.–REIT	103,620	11,835,476

Home Properties, Inc.–REIT	91,700	5,088,433

Mid-America Apartment Communities, Inc.–REIT	47,800	3,034,822

UDR, Inc.–REIT	262,400	6,171,648

		55,159,635

Developers–0.2%
Multiplan Empreendimentos Imobiliarios SA (Brazil)	29,400	653,530

PDG Realty SA Empreendimentos e Participacoes (Brazil)	33,700	206,260

		859,790

Diversified–9.6%
Broadreach Capital Partners Realty I, L.P. (Acquired 05/29/03 to 05/29/08, Cost $1,045,351)(a)(b)(f)	—	396,345

Digital Realty Trust, Inc.–REIT	221,177	11,399,463

Hysan Development Co., Ltd. (Hong Kong)	38,000	178,932

Kenedix Realty Investment Corp.–REIT (Japan)	41	192,653

Kerry Properties Ltd. (Bermuda)	41,000	213,630

Vornado Realty Trust–REIT	192,422	16,034,525

Washington Real Estate Investment Trust–REIT	154,000	4,772,460

Wharf Holdings, Ltd. (Hong Kong)	23,000	176,950

		33,364,958

Freestanding–1.5%
National Retail Properties, Inc.–REIT	194,700	5,159,550

Healthcare–9.9%
Health Care, Inc.–REIT	307,100	14,630,244

Nationwide Health Properties, Inc.–REIT	212,550	7,732,569

Omega Healthcare Investors, Inc.–REIT	70,241	1,576,208

Senior Housing Property Trust–REIT	422,802	9,276,276

Ventas, Inc.–REIT	29,170	1,530,842

		34,746,139

Industrial/Office: Industrial–7.5%
Cabot Industrial Value Fund II, L.P. (Acquired 11/10/05 to 05/12/09, Cost $3,266,500)(a)(b)(f)	—	2,102,374

DCT Industrial Trust, Inc.–REIT	349,130	1,853,880

Exeter Industrial Value Fund, L.P. (Acquired 11/06/07 to 07/22/10, Cost $3,375,000)(b)(f)	—	1,788,267

Global Logistic Properties, Ltd. (Singapore)(a)	947,000	1,593,891

Keystone Industrial Fund, L.P. (Acquired 03/27/06 to 11/11/09 Cost $2,886,718)(b)(f)	—	1,306,067

KTR Industrial Fund II, L.P. (Acquired 01/08/09 to 12/29/10, Cost $1,518,750)(a)(b)(f)	—	1,500,000

ProLogis–REIT	1,116,000	16,115,040

		26,259,519

Industrial/Office: Mixed–2.7%
Duke Realty Corp.–REIT	43,157	537,736

Liberty Property Trust–REIT	284,622	9,085,135

		9,622,871

Industrial/Office: Office–14.1%
Alexandria Real Estate Equities, Inc.–REIT	102,400	7,501,824

BioMed Realty Trust, Inc.–REIT	290,192	5,412,081

Boston Properties, Inc.–REIT	108,851	9,372,071

Broadreach Capital Partners Realty II, L.P. (Acquired 10/02/06 to 08/24/10, Cost $4,399,563)(a)(b)(f)	—	1,069,802

Corporate Office Properties Trust–REIT	72,399	2,530,345

Derwent London PLC–REIT (United Kingdom)	19,223	467,840

Highwoods Properties, Inc.–REIT	214,600	6,835,010

Kilroy Realty Corp.–REIT	109,770	4,003,312

Piedmont Office Realty Trust, Inc., Class A–REIT	188,700	3,800,418

SL Green Realty Corp.–REIT	123,600	8,344,236

		49,336,939

Lodging/Resorts–9.8%
DiamondRock Hospitality Co.–REIT(a)	348,000	4,176,000

Hersha Hospitality Trust, Class A–REIT	291,300	1,922,580

Host Hotels & Resorts, Inc.–REIT	1,037,842	18,546,237

LaSalle Hotel Properties–REIT	123,700	3,265,680

Marriott International, Inc., Class A	86,863	3,608,289

Starwood Hotels & Resorts Worldwide, Inc.	44,935	2,731,149

		34,249,935

Regional Malls–15.2%
Aeon Mall Co., Ltd. (Japan)	7,100	190,639

CBL & Associates Properties, Inc.–REIT	237,982	4,164,685

CBL & Associates Properties, Inc.	10,000	236,200

CFS Retail Property Trust–REIT (Australia)	189,232	340,642

Macerich Co.–REIT	259,930	12,312,884

Simon Property Group, Inc.–REIT	363,053	36,120,143

		53,365,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Real Estate Securities Fund

Description	Shares	Value

Self Storage Facilities–0.9%
Big Yellow Group PLC–REIT (United Kingdom)	57,112	$312,008

Sovran Self Storage, Inc.–REIT	74,482	2,741,682

		3,053,690

Shopping Centers–10.5%
Acadia Realty Trust–REIT	202,601	3,695,442

BR Malls Participacoes SA (Brazil)	21,300	219,415

Developers Diversified Realty Corp.–REIT	87,252	1,229,381

Iguatemi Empresa de Shopping Centers SA (Brazil)	17,100	427,500

Kimco Realty Corp.–REIT	897,000	16,181,880

Regency Centers Corp.–REIT	301,187	12,722,139

Renhe Commercial Holdings Co., Ltd. (Cayman Islands)	2,334,000	408,378

Retail Opportunity Investments Corp.–REIT	197,691	1,959,118

		36,843,253

Specialty Properties–0.1%
Unite Group PLC (United Kingdom)	69,425	210,095

Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests–97.8%		342,231,567

Convertible Preferred Stock–0.1%
Diversified–0.1%
DuPont Fabros Technology, Inc., 7.875%	14,000	349,440

	Principal
	Amount
Commercial Mortgage Backed Securities–0.9%
Banc of America Large Loan, Inc., Series 2005-MIB1, Class C, Floating Rate Pass Through Ctfs., 0.57%, 03/15/22(c)(d)	$700,000	648,642

Banc of America Large Loan, Inc., Series 2010-HLTN, Floating Rate Pass Through Ctfs., 2.01%, 11/15/15(c)(d)	722,892	645,491

Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR7, Class AJ, Pass Through Ctfs., 5.17%, 02/11/41(c)	750,000	725,244

Credit Suisse First Boston Mortgage Securities Corp., Series 2004-TF2A, Class J, Floating Rate Pass Through Ctfs., 1.21%, 11/15/19(c)(d)	700,000	663,871

LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AJ, Floating Rate Pass Through Ctfs., 5.90%, 06/15/38(c)	422,500	401,803

Total Commercial Mortgage Backed Securities–0.9%		3,085,051

Total Long-Term Investments–98.8% (Cost $270,938,426)		345,666,058

	Shares
Money Market Funds–0.2%
Liquid Assets Portfolio–Institutional Class(e)	371,871	371,871

Premier Portfolio–Institutional Class(e)	371,871	371,871

Total Money Market Funds–0.2% (Cost $743,742)		743,742

TOTAL INVESTMENTS–99.0% (Cost $271,682,168)		346,409,800

OTHER ASSETS IN EXCESS OF LIABILITIES–1.0%		3,549,167

NET ASSETS–100.0%		$349,958,967

Percentages are calculated as a percentage of net assets.

Investment Abbreviations:

Ctfs.	– Certificates
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 2.3% of net assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(d)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	Security has been deemed illiquid.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Real Estate Securities Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $270,938,426)	$345,666,058

Investments in affiliated money market funds, at value and cost	743,742

Receivables:
Investments sold	5,255,768

Dividends	1,186,738

Fund shares sold	154,453

Interest	5,892

Other	74,469

Total assets	353,087,120

Liabilities:
Foreign currency overdraft (Cost $21,292)	21,943

Payables:
Fund shares repurchased	1,999,046

Investments purchased	592,574

Distributor and affiliates	253,017

Custodian bank	707

Trustees’ deferred compensation and retirement plans	2,972

Accrued expenses	257,894

Total liabilities	3,128,153

Net assets	$349,958,967

Net assets consist of:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$344,763,929

Net unrealized appreciation	74,727,300

Accumulated undistributed net investment income	394,415

Accumulated net realized income (loss)	(69,926,677)

Net assets	$349,958,967

Maximum Offering Price Per Share:
Class A shares:
Net asset value and redemption price per share (based on net assets of $273,556,386 and 15,596,421 shares of beneficial interest issued and outstanding)	$17.54

Maximum sales charge (5.50% of offering price)	1.02

Maximum offering price to public	$18.56

Class B shares:
Net asset value and offering price per share (based on net assets of $30,008,630 and 1,713,348 shares of beneficial interest issued and outstanding)	$17.51

Class C shares:
Net asset value and offering price per share (based on net assets of $30,704,560 and 1,747,760 shares of beneficial interest issued and outstanding)	$17.57

Class Y shares:
Net asset value and offering price per share (based on net assets of $15,677,919 and 893,079 shares of beneficial interest issued and outstanding)	$17.55

Institutional Class shares:
Net asset value and offering price per share (based on net assets of $11,472 and 653 shares of beneficial interest issued and outstanding)	$17.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Real Estate Securities Fund

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $34,205)	$8,274,877

Dividends from affiliated money market funds	6,326

Interest	23,831

Total income	8,305,034

Expenses:
Investment advisory fee	2,809,425

Distribution fees:
Class A	675,953

Class B	80,036

Class C	298,501

Transfer agent fees — A, B, C and Y	941,190

Transfer agent fees — Institutional	1,135

Reports to shareholders	130,122

Administrative services fees	104,229

Registration fees	54,653

Professional fees	42,712

Custody	25,627

Trustees’ and officers’ fees and benefits	22,830

Other	106,225

Total expenses	5,292,638

Expense reduction	5,495

Net expenses	5,287,143

Net investment income	3,017,891

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	77,001,667

Foreign currency transactions	7,739

Net realized gain	77,009,406

Unrealized appreciation (depreciation):
Beginning of the period	77,016,144

End of the period:
Investments	74,727,632

Foreign currency translation	(332)

74,727,300

Net unrealized depreciation during the period	(2,288,844)

Net realized and unrealized gain	74,720,562

Net increase in net assets from operations	$77,738,453

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Real Estate Securities Fund

Statements of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

From investment activities:
Operations:
Net investment income	$3,017,891	$5,307,655

Net realized gain (loss)	77,009,406	(90,671,208)

Net unrealized appreciation (depreciation) during the period	(2,288,844)	155,751,659

Change in net assets from operations	77,738,453	70,388,106

Distributions from net investment income:
Class A	(3,008,004)	(3,714,508)

Class B	(357,600)	(528,287)

Class C	(112,421)	(253,905)

Class Y	(236,043)	(356,039)

Institutional Class	(29,041)	-0-

Total distributions	(3,743,109)	(4,852,739)

Net change in net assets from investment activities	73,995,344	65,535,367

From capital transactions:
Proceeds from shares sold	84,531,676	67,563,127

Net asset value of shares issued through dividend reinvestment	3,462,606	4,257,257

Cost of shares repurchased	(147,841,710)	(115,177,109)

Net change in net assets from capital transactions	(59,847,428)	(43,356,725)

Total increase in net assets	14,147,916	22,178,642

Net assets:
Beginning of the period	335,811,051	313,632,409

End of the period (including accumulated undistributed net investment income of $394,415 and $253,570, respectively)	$349,958,967	$335,811,051

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Real Estate Securities Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$14.17		$11.22		$18.95		$31.25		$24.71

Net investment income(a)	0.15		0.21		0.23		0.27		0.27

Net realized and unrealized gain (loss)	3.40		2.94		(7.32)		(5.26)		8.82

Total from investment operations	3.55		3.15		(7.09)		(4.99)		9.09

Less:
Distributions from net investment income	0.18		0.20		0.23		0.36		0.36

Distributions from net realized gain	-0-		-0-		0.39		6.95		2.19

Return of capital distributions	-0-		-0-		0.02		-0-		-0-

Total distributions	0.18		0.20		0.64		7.31		2.55

Net asset value, end of the period	$17.54		$14.17		$11.22		$18.95		$31.25

Total return*	25.18	%(b)	28.51	%(c)	(38.64	)%(c)	(17.34	)%(c)	37.44	%(c)

Net assets at end of the period (in millions)	$273.6		$250.5		$230.0		$492.7		$872.0

Ratio of expenses to average net assets*	1.46	%(d)	1.57%		1.45%		1.31%		1.29%

Ratio of net investment income to average net assets*	0.92	%(d)	1.95%		1.36%		0.91%		0.94%

Portfolio turnover(e)	86%		25%		29%		32%		24%

* If certain expenses had not been assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.46	%(d)	1.61%		N/A		N/A		N/A

Ratio of net investment income to average net assets	0.92	%(d)	1.91%		N/A		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $270,383.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Real Estate Securities Fund

Financial Highlights—(continued)

	Class B Shares
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$14.15		$11.21		$18.93		$31.24		$24.73

Net investment income(a)	0.14		0.21		0.22		0.12		0.04

Net realized and unrealized gain (loss)	3.40		2.93		(7.30)		(5.24)		8.83

Total from investment operations	3.54		3.14		(7.08)		(5.12)		8.87

Less:
Distributions from net investment income	0.18		0.20		0.23		0.24		0.17

Distributions from net realized gain	-0-		-0-		0.39		6.95		2.19

Return of capital distributions	-0-		-0-		0.02		-0-		-0-

Total distributions	0.18		0.20		0.64		7.19		2.36

Net asset value, end of the period	$17.51		$14.15		$11.21		$18.93		$31.24

Total return*	25.14	%(b)(d)	28.46	%(c)(g)	(38.62	)%(c)(g)	(17.69	)%(c)(g)	36.43	%(c)

Net assets at end of the period (in millions)	$30.0		$33.6		$36.5		$87.6		$163.3

Ratio of expenses to average net assets*	1.46	%(d)(e)	1.56	%(g)	1.48	%(g)	1.82	%(g)	2.04%

Ratio of net investment income to average net assets*	0.87	%(d)(e)	1.98	%(g)	1.31	%(g)	0.38	%(g)	0.14%

Portfolio turnover(f)	86%		25%		29%		32%		24%

* If certain expenses had not been assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.46	%(d)(e)	1.60	%(g)	N/A		N/A		N/A

Ratio of net investment income to average net assets	0.87	%(d)(e)	1.94	%(g)	N/A		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $32,015.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Real Estate Securities Fund

Financial Highlights—(continued)

	Class C Shares
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$14.20		$11.24		$18.99		$31.30		$24.77

Net investment income(a)	0.03		0.13		0.10		0.10		0.05

Net realized and unrealized gain (loss)	3.40		2.95		(7.34)		(5.26)		8.84

Total from investment operations	3.43		3.08		(7.24)		(5.16)		8.89

Less:
Distributions from net investment income	0.06		0.12		0.11		0.20		0.17

Distributions from net realized gain	-0-		-0-		0.39		6.95		2.19

Return of capital distributions	-0-		-0-		0.01		-0-		-0-

Total distributions	0.06		0.12		0.51		7.15		2.36

Net asset value, end of the period	$17.57		$14.20		$11.24		$18.99		$31.30

Total return*	24.20	%(b)	27.63	%(c)(d)	(39.13	)%(c)	(17.77	)%(c)(d)	36.39	%(c)(d)

Net assets at end of the period (in millions)	$30.7		$28.8		$28.2		$65.6		$122.3

Ratio of expenses to average net assets*	2.21	%(e)	2.31	%(d)	2.24%		1.90	%(d)	2.04	%(d)

Ratio of net investment income to average net assets*	0.17	%(e)	1.22	%(d)	0.56%		0.33	%(d)	0.18	%(d)

Portfolio turnover(f)	86%		25%		29%		32%		24%

* If certain expenses had not been assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	2.21	%(e)	2.35	%(d)	N/A		N/A		N/A

Ratio of net investment income to average net assets	0.17	%(e)	1.18	%(d)	N/A		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $29,850.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Real Estate Securities Fund

Financial Highlights—(continued)

	Class Y Sharesˆ
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$14.19		$11.24		$18.97		$31.27		$24.72

Net investment income(a)	0.17		0.24		0.30		0.44		0.55

Net realized and unrealized gain (loss)	3.41		2.94		(7.35)		(5.36)		8.61

Total from investment operations	3.58		3.18		(7.05)		(4.92)		9.16

Less:
Distributions from net investment income	0.22		0.23		0.27		0.43		0.42

Distributions from net realized gain	-0-		-0-		0.39		6.95		2.19

Return of capital distributions	-0-		-0-		0.02		-0-		-0-

Total distributions	0.22		0.23		0.68		7.38		2.61

Net asset value, end of the period	$17.55		$14.19		$11.24		$18.97		$31.27

Total return*	25.38	%(b)	28.78	%(c)	(38.45	)%(c)	(17.11	)%(c)	37.83	%(c)

Net assets at end of the period (in millions)	$15.7		$22.9		$19.0		$11.7		$1.6

Ratio of expenses to average net assets*	1.21	%(d)	1.32%		1.23%		1.12%		1.04%

Ratio of net investment income to average net assets*	1.09	%(d)	2.23%		1.84%		1.55%		1.85%

Portfolio turnover(e)	86%		25%		29%		32%		24%

* If certain expenses had not been assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.21	%(d)	1.36%		N/A		N/A		N/A

Ratio of net investment income to average net assets	1.09	%(d)	2.19%		N/A		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $16,766.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
N/A=Not Applicable

ˆ	On June 1, 2010, the Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Real Estate Securities Fund

Financial Highlights—(continued)

	Institutional Class Shares
	June 1, 2010
	(Commencement of Operations) to
	December 31, 2010

Net asset value, beginning of the period	$15.40

Net investment income(a)	0.07

Net realized and unrealized gain	2.24

Total from investment operations	2.31

Less distributions from net investment income	0.14

Net asset value, end of the period	$17.57

Total return	15.07	%(b)

Net assets at end of the period (in thousands)	$11.5

Ratio of expenses to average net assets	0.87	%(c)

Ratio of net investment income to average net assets	0.75	%(c)

Portfolio turnover(d)	86%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $3,891.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Real Estate Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Real Estate Securities Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B and Class C shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class Y shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s principal investment objective is to seek long-term growth of capital. Current income is the secondary investment objective. The Fund’s investment adviser seeks to achieve its objective by investing primarily in a portfolio of securities of companies operating in the real estate industry, including securities of real estate investment trusts (“REIT”).
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity

18        Invesco Van Kampen Real Estate Securities Fund

are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

19        Invesco Van Kampen Real Estate Securities Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

20        Invesco Van Kampen Real Estate Securities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at the annual rate of the Fund’s average daily net assets. The Fund also indirectly bears the investment advisory fees of the underlying funds.

Average Net Assets	Rate

First $500 million	0.80%

Next $500 million	0.75%

Over $1 billion	0.70%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $1,153,076 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 1.55%, 2.30%, 2.30%, 1.30% and 1.30% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $5,495 under this agreement.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $15,730 to VKII. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended December 31, 2010, IIS was paid $586,094 for providing such services. Prior to the Reorganization, the Acquired Fund paid $149,689 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown on the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $430,222 to VKFI.
  For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to December 31, 2010, IDI advised the Fund that IDI retained $12,493 in front-end sales commissions from the sale of Class A shares and $872, $17,351 and $764 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $10,979 in front-end sales commissions from the sale of Class A shares and $18,041 for CDSC imposed on redemptions by shareholders.

21        Invesco Van Kampen Real Estate Securities Fund

  Prior to the Reorganization, the Acquired Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Acquired Fund, totaling $360.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity securities	$330,665,752	$4,496,142	$8,162,855	$343,324,749

Commercial mortgage backed securities	—	3,085,051	—	3,085,051

Total investments	$330,665,752	$7,581,193	$8,162,855	$346,409,800

  During the year ended December 31, 2010, the reconciliation of investment securities at fair value on a recurring basis using unobservable inputs (Level 3) is presented as follows:

Investment
Securities

Beginning Balance (1/1/2010)	$9,788,728

Net Purchases	3,194,929

Net Transfers in and/or out Level 3	—

Realized gain	—

Unrealized appreciation/(depreciation)	(4,820,802)

Ending Balance (12/31/2010)	$8,162,855

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended December 31, 2010, the Fund paid legal fees of $828 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $3,646 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

22        Invesco Van Kampen Real Estate Securities Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$3,743,109	$4,852,739

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$692,720

Net unrealized appreciation — investments	67,745,678

Net unrealized appreciation (depreciation) — other investments	(332)

Temporary book/tax differences	(2,972)

Post-October deferrals	(132,448)

Capital loss carryforward	(63,107,608)

Shares of beneficial interest	344,763,929

Total net assets	$349,958,967

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, Passive foreign investment companies, partnerships and REIT.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $65,761,943 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$63,107,608

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $291,605,730 and $348,244,703, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$77,971,031

Aggregate unrealized (depreciation) of investment securities	(10,225,353)

Net unrealized appreciation of investment securities	$67,745,678

Cost of investments for tax purposes is $278,664,122.

NOTE 8—Unfunded Commitment

As of December 31, 2010, the Fund has entered into the following subscription agreements:

	Subscription	Amount Drawn	Percentage of
Counterparty	Commitment	on Commitment	Commitment

Cabot Industrial Value Fund II, L.P.	$3,500,000	$3,266,500	93.33%

Broadreach Capital Partners Realty I, L.P.	3,200,000	2,789,210	87.16%

Broadreach Capital Partners Realty II, L.P.	5,000,000	4,399,563	87.99%

Keystone Industrial Fund, L.P.	3,500,000	3,500,000	100.00%

Exeter Industrial Value Fund, L.P.	4,500,000	3,375,000	75.00%

KTR Industrial Fund II, L.P.	5,000,000	1,518,750	30.38%

23        Invesco Van Kampen Real Estate Securities Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2010, accumulated undistributed net investment income was increased by $866,063 and accumulated undistributed net realized gain (loss) was decreased by $866,063. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	For the years ended December 31,
	2010(a)				2009
	Shares		Value		Shares	Value

Sales:
Class A	3,669,014	(b)	$58,080,226	(b)	3,812,933	$40,807,430

Class B	165,123		2,613,208		184,880	1,958,756

Class C	248,183		3,976,163		185,508	2,089,013

Class Y	630,765		10,050,872		2,106,234	22,707,928

Institutional Class	659,828		9,811,207		-0-	-0-

Total sales	5,372,913		$84,531,676		6,289,555	$67,563,127

Dividend reinvestment:
Class A	182,185		$2,853,297		307,486	$3,502,610

Class B	21,943		341,829		45,068	506,977

Class C	6,401		97,502		18,673	215,728

Class Y	8,988		140,969		2,680	31,942

Institutional Class	1,739		29,009		-0-	-0-

Total dividend reinvestment	221,256		$3,462,606		373,907	$4,257,257

Repurchases:
Class A	(5,934,050)		$(94,874,563)		(6,930,597)	$(73,912,553)

Class B	(851,808	)(b)	(13,394,035	)(b)	(1,110,180)	(11,850,853)

Class C	(532,196)		(8,420,839)		(684,398)	(7,184,277)

Class Y	(1,359,619)		(20,097,955)		(2,185,798)	(22,229,426)

Institutional Class	(660,914)		(11,054,318)		-0-	-0-

Total repurchases	(9,338,587)		$(147,841,710)		(10,910,973)	$(115,177,109)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, less than 1% of the shares outstanding of the Fund are owned by Invesco or an investment adviser under common control.
(b)	Includes automatic conversion of 294,948 Class B shares into 294,503 Class A shares at a value of $4,744,948.

NOTE 11—Significant Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Real Estate Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

NOTE 12—Change in Independent Registered Public Accounting Firm (Unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

24        Invesco Van Kampen Real Estate Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Van Kampen Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Real Estate Securities Fund (formerly known as Van Kampen Real Estate Securities Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

25        Invesco Van Kampen Real Estate Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio[3]
A	$1,000.00	$1,192.53	$7.96	$1,017.95	$7.32	1.44%

B	1,000.00	1,192.11	7.85	1,018.05	7.22	1.42

C	1,000.00	1,187.79	12.02	1,014.22	11.07	2.18

Y	1,000.00	1,193.86	6.69	1,019.11	6.16	1.21

Institutional	1,000.00	1,193.84	4.81	1,020.82	4.43	0.87

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	The expense ratio for Class B shares reflects actual 12b-1 fees less than 1%.

26        Invesco Van Kampen Real Estate Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Van Kampen Real Estate Securities Fund

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov.
Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-RES-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders                                 December 31, 2010

Invesco Van Kampen U.S. Mortgage Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
16	Financial Highlights
20	Notes to Financial Statements
29	Auditor’s Report
30	Fund Expenses
31	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
      I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
      Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
      Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
      The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
      This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
      If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
      I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Van Kampen U.S. Mortgage Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
      Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
      I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisers with a sound investment process.”
      Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
      I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
      Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”

3	Invesco Van Kampen U.S. Mortgage Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, Van Kampen U.S. Mortgage Fund was reorganized into Invesco Van Kampen U.S. Mortgage Fund. As of June 1, Clint Dudley, Jason Marshall and Brian Norris became the portfolio management team. A detailed listing of your Fund’s managers appears later in this report.
      For the fiscal year ended December 31, 2010, Class A shares of Invesco Van Kampen U.S. Mortgage Fund, at net asset value, outperformed the Fund’s style-specific index, the Barclays Capital U.S. Mortgage Backed Securities Index. Sector and security selection decisions were principal contributors to this relative outperformance.
      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.41%

Class B Shares	4.64

Class C Shares	4.64

Class Y Shares	5.65

Institutional Class Shares	5.50

B of A ML 1-10 year Treasury Index▼ (Broad Market Index)	5.22

Barclays Capital U.S. Mortgage Backed Securities Index▼ (Style-Specific Index)	5.37

▼Lipper Inc.

How we invest
We seek high current income, with liquidity and safety of principal, by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities (MBS). Fund shares are neither insured nor guaranteed by the U.S. government. The Fund may invest in derivative instruments, such as interest rate futures contracts, and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency MBS.
      Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic, as well as bottom-up analysis, on individual securities.
Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
      Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark), as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.
      Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro-risk exposure (such as duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
In the U.S., and much of the developed world, a gradual and somewhat lackluster recovery continued during 2010, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates, however, caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
      In the U.S., economic recovery was present, although the pace remained modest as stubbornly high unemployment and housing sector weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at annual rates of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in a range of zero to 0.25%.2 The Fed described its view of the U.S. economy, stating: “The Committee anticipates a gradual return to higher levels of resource utilization in a context of price stability, although the pace of economic recovery is likely to be more modest in the near term than had been anticipated.”2

Portfolio Composition
By asset type

Mortgage Backed Securities	95.4%

Commercial Mortgage Backed Securities	13.7

Collateralized Mortgage Obligations	13.5

Adjustable Rate Mortgage Backed Securities	3.8

U.S. Treasury Obligations	2.4

Asset Backed Securities	0.8
Money Market Funds Plus Other Assets Less Liabilities	-29.6

Top 10 Fixed Income Issuers*

1.	Fannie Mae	66.9%

2.	Freddie Mac	39.7

3.	Commercial Mortgage Pass Through Certificates	2.8

4.	U.S. Treasury Securities	2.4

5.	Government National Mortgage Association	2.2

6.	Bear Stearns Commercial Mortgage	2.2

7.	JP Morgan Chase Commercial Mortgage	2.0

8.	Merrill Lynch/Countrywide Commercial Mortgage Trust	1.6

9.	Bank of America Large Loan, Inc.	1.3

10.	La Hipotecaria SA	1.1

Total Net Assets	$635.7 million

Total Number of Holdings*	1.035
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Van Kampen U.S. Mortgage Fund

     U.S. Treasury yields for securities with maturities of two to 30 years, ended the fiscal year lower than at the start, indicative of positive 12-month returns across government bond sectors.3 Treasuries performed well for the period despite a significant rise in yields for intermediate and longer maturity securities during the final three months of the fiscal year, driven by rising inflation expectations and improving economic data. The broader U.S. investment-grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, also generated a positive total return for the period.4 Slow economic growth, avoidance of a double-dip recession, recovery in corporate financial health, strong inflows into credit-related asset classes and low overall interest rates, supported the performance of bonds, especially in non-government sectors.
     In this market environment, Class A shares of the Fund, at net asset value, generated positive returns, and outperformed the Fund’s style-specific index, the Barclays Capital U.S. Mortgage Backed Securities Index, for the year. Since we took over management of the Fund, sector allocation decisions, which incorporated the yield advantage and price stability of short average life agency collateralized mortgage obligations (CMOs) and the relative values present in high-quality commercial mortgage-backed securities (CMBS), benefited versus the style-specific index. It also contributed to a higher-than-index average portfolio yield-to-maturity for the period.
     Security selection among agency MBS benefited the Fund. We emphasized higher coupon 30-year MBS, and deemphasized 15-year MBS, during a period when the 30-year high coupon MBS were some of the best performing securities within the style-specific index.3 The Fund also benefited from incremental income earned by engaging in dollar (mortgage) roll activity, a type of repurchase transaction in the highly liquid TBA market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.
     The Fund also uses active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The contribution to performance from duration positioning versus the style-specific benchmark was negative over the period. A sustained, longer-than-style-specific benchmark duration posture during much of the second half of the year was beneficial to relative returns during the third quarter as rates continued to decline. This was offset, however, by the effects of this same posture during the significant rise in rates during the fourth quarter of 2010. Yield curve positioning during the third quarter, when the Fund held a greater quantity of longer duration securities than the style-specific index, also had a slight negative effect. U.S. Treasury futures contracts were an important tool used in the management of our targeted portfolio duration.
     We thank you for your investment in Invesco Van Kampen U.S. Mortgage Fund.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
4 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Clint Dudley
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen U.S. Mortgage Fund. Mr. Dudley joined Invesco in 1998. He earned a B.B.A. and an M.B.A. from Baylor University.
Jason Marshall
Portfolio manager, is manager of Invesco Van Kampen U.S. Mortgage Fund. Mr. Marshall joined Invesco in 2007. He earned a B.S. in finance from Indiana University of Pennsylvania. He also earned an M.B.A. with a concentration in finance from Duquesne University.
Brian Norris
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen U.S. Mortgage Fund. Mr. Norris joined Invesco in 2001. He earned a B.S. in business administration from the University of Louisville.

5	Invesco Van Kampen U.S. Mortgage Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Fund and index data from 5/31/84

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Van Kampen U.S. Mortgage Fund

Average Annual Total Returns
As of 12/31/10, including maximum applicable sales charges

Class A Shares

Inception (5/31/84)	7.05%

10 Years	3.90

5 Years	3.05

1 Year	0.37

Class B Shares

Inception (8/24/92)	4.72%

10 Years	3.76

5 Years	2.92

1 Year	-0.36

Class C Shares

Inception(8/13/93)	4.03%

10 Years	3.60

5 Years	3.27

1 Year	3.64

Class Y Shares

Inception (9/25/06)	4.42%

1 Year	5.65

Institutional Class Shares

10 Years	4.41%

5 Years	4.08

1 Year	5.50
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen U.S. Mortgage Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen U.S. Mortgage Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 0.96%, 1.71%, 1.71%, 0.71% and 0.69%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on
Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Van Kampen U.S. Mortgage Fund

Invesco Van Kampen U.S. Mortgage Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Mortgage-backed securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-backed securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below). When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement.

■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

■	The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	If interest rates fall, the principal on debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	The prices of debt securities tend to fall as interest rates rise. For mortgage-backed securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	The Fund may borrow money for investment purposes, which is known as leverage. The Fund may use leverage to seek to enhance income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Fund’s shares. To the extent that income from investments made with such borrowed money exceeds the interest payable and other expenses of the leverage, the Fund’s net income will be less than if the Fund did not use. The Fund’s use of leverage also may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities or longer durations. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall debt securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

About indexes used in this report
■	The B of A ML 1-10 year Treasury Index is an unmanaged index tracking U.S. Treasury securities with maturities between 1 and 9.99 years.

■	The Barclays Capital U.S. Mortgage Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKMGX
Class B Shares	VUSBX
Class C Shares	VUSCX
Class Y Shares	VUSIX
Institutional Class Shares	VUSJX

8	Invesco Van Kampen U.S. Mortgage Fund

Schedule of Investments

December 31, 2010

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Mortgage Backed Securities–95.4%
Federal Home Loan Mortgage Corp.	4.500%	05/01/38	$10,532	$10,868,659

Federal Home Loan Mortgage Corp.	5.000%	10/01/18 to 06/01/40	63,094	66,433,718

Federal Home Loan Mortgage Corp.	5.500%	01/01/36 to 05/01/38	32,261	34,478,372

Federal Home Loan Mortgage Corp.	6.000%	03/01/29 to 09/01/38	22,692	24,609,195

Federal Home Loan Mortgage Corp.	6.500%	07/01/14 to 08/01/33	2,150	2,406,703

Federal Home Loan Mortgage Corp.	7.500%	01/01/20 to 05/01/35	1,329	1,524,607

Federal Home Loan Mortgage Corp.	8.000%	08/01/32	689	807,538

Federal Home Loan Mortgage Corp.	8.500%	01/01/17 to 08/01/31	1,302	1,515,566

Federal Home Loan Mortgage Corp., January(a)	4.500%	TBA	14,225	14,580,625

Federal Home Loan Mortgage Corp., January(a)	6.000%	TBA	18,625	20,176,127

Federal Home Loan Mortgage Corp., January(a)	6.500%	TBA	16,400	18,180,942

Federal National Mortgage Association(a)	3.500%	TBA	9,500	9,568,286

Federal National Mortgage Association(a)	4.000%	TBA	49,500	49,586,482

Federal National Mortgage Association	4.500%	05/01/19 to 01/01/40	32,957	34,674,984

Federal National Mortgage Association(a)	4.500%	TBA	50,775	52,131,657

Federal National Mortgage Association	5.000%	03/01/22 to 03/01/39	39,470	41,824,644

Federal National Mortgage Association	5.500%	11/01/22 to 11/01/38	110,870	119,142,149

Federal National Mortgage Association	6.000%	07/01/12 to 05/01/40	31,217	34,001,641

Federal National Mortgage Association(a)	6.000%	TBA	5,540	6,022,157

Federal National Mortgage Association	6.500%	11/01/13 to 11/01/38	18,931	21,244,808

Federal National Mortgage Association	7.000%	05/01/13 to 07/01/34	1,141	1,295,877

Federal National Mortgage Association	7.500%	04/01/15 to 08/01/37	2,158	2,469,496

Federal National Mortgage Association	8.000%	07/01/20 to 04/01/33	1,798	2,077,916

Federal National Mortgage Association	8.500%	08/01/14 to 10/01/32	1,989	2,268,197

Federal National Mortgage Association	9.500%	04/01/30	339	405,993

Federal National Mortgage Association	13.000%	06/01/15	77	91,030

Federal National Mortgage Association, January(a)	5.000%	TBA	6,800	7,149,561

Government National Mortgage Association(a)	4.500%	TBA	14,300	14,849,663

Government National Mortgage Association	5.500%	05/15/33 to 10/15/34	3,822	4,155,030

Government National Mortgage Association	6.000%	01/15/28 to 04/15/29	1,494	1,649,787

Government National Mortgage Association	6.500%	04/15/26 to 12/15/28	431	489,831

Government National Mortgage Association	7.000%	08/15/22 to 01/15/29	899	1,029,445

Government National Mortgage Association	8.000%	05/15/16 to 12/15/21	988	1,118,582

Government National Mortgage Association	9.000%	11/15/15 to 08/15/24	1,654	1,891,718

Government National Mortgage Association	9.500%	02/15/16 to 09/15/22	975	1,093,969

Government National Mortgage Association	12.250%	02/15/15 to 06/15/15	17	17,045

Government National Mortgage Association	13.000%	09/15/13 to 05/15/15	11	11,031

Government National Mortgage Association II	6.000%	04/20/29	606	667,909

Government National Mortgage Association II	8.500%	02/20/17	4	4,693

Total Mortgage Backed Securities–95.4%				606,515,633

Collateralized Mortgage Obligations–13.5%
American Home Mortgage Investment Trust(b)	2.457%	06/25/45	3,464	3,300,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen U.S. Mortgage Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Collateralized Mortgage Obligations–(continued)

Bear Stearns Mortgage Funding Trust(b)	0.461%	09/25/46	$182	$111,186

Citigroup Mortgage Loan Trust, Inc.(b)	2.436%	08/25/34	1,553	1,562,248

Countrywide Home Loan Mortgage Pass Through Trust,(b)	0.801%	02/25/35	1,065	901,181

Credit Suisse Mortgage Capital Certificates(c)	5.500%	02/27/37	1,280	1,295,675

Federal Home Loan Mortgage Corp. (REMIC)	3.750%	10/15/18	4,182	4,354,774

Federal Home Loan Mortgage Corp. (REMIC)	3.770%	09/15/17	10,269	10,589,347

Federal Home Loan Mortgage Corp. (REMIC)	3.835%	09/15/17	10,011	10,327,160

Federal Home Loan Mortgage Corp. (REMIC)	4.160%	07/15/17	11,918	12,291,436

Federal Home Loan Mortgage Corp. (REMIC)	4.380%	05/15/17	10,344	10,675,649

Federal Home Loan Mortgage Corp. (STRIPS)(d)	8.000%	06/01/31	3,971	1,143,735

Federal National Mortgage Association (REMIC)	4.500%	07/25/19	4,080	4,292,323

Federal National Mortgage Association (REMIC)(d)	4.500%	11/25/23	35,442	4,118,433

Federal National Mortgage Association (REMIC)(d)	6.000%	08/25/32	978	98,795

Federal National Mortgage Association (REMIC)(d)	6.000%	05/25/33	277	58,993

Federal National Mortgage Association (STRIPS)(d)	6.500%	10/01/24	958	186,539

Federal National Mortgage Association (REMIC)(d)	7.000%	05/25/33	3,210	677,625

Federal National Mortgage Association (REMIC)	7.000%	09/25/32	1,123	1,270,184

Federal National Mortgage Association (STRIPS)(d)	7.500%	01/01/32	848	231,645

Federal National Mortgage Association(b)	7.500%	01/19/39	877	1,004,513

Federal National Mortgage Association (STRIPS)(d)	8.000%	05/01/30	2,558	650,304

Federal National Mortgage Association (REMIC)(d)	8.000%	09/18/27	2,702	638,346

Federal National Mortgage Association (REMIC)(d)	8.000%	08/18/27	273	65,721

Government National Mortgage Association	4.500%	10/20/33	1,861	1,977,253

La Hipotecaria SA (Panama)(b)(c)	3.750%	10/15/28	6,699	6,799,500

Luminent Mortgage Trust(b)	0.501%	04/25/36	147	84,457

MLCC Mortgage Investors, Inc.(b)	0.713%	04/25/29	459	427,727

Residential Accredit Loans, Inc.(b)	0.531%	02/25/46	102	43,880

Structured Adjustable Rate Mortgage Loan Trust(b)	0.561%	09/25/34	1,100	886,778

Structured Adjustable Rate Mortgage Loan Trust(b)	2.578%	06/25/34	2,210	2,054,922

Structured Asset Mortgage Investments, Inc.(b)	0.491%	05/25/45	2,988	2,004,232

Washington Mutual Mortgage Pass-Through Certificates(b)	0.611%	12/25/45	2,074	1,312,987

Washington Mutual Mortgage Pass-Through Certificates(b)	2.674%	08/25/33	336	334,108

Total Collateralized Mortgage Obligations–13.5%				85,772,124

Commercial Mortgage Backed Securities–13.7%
Banc of America Large Loan Inc(b)(c)	0.470%	10/15/19	9,084	8,211,953

Bear Stearns Commercial Mortgage Securities(b)	5.471%	01/12/45	4,500	4,809,559

Bear Stearns Commercial Mortgage Securities(b)	5.512%	04/12/38	4,000	3,948,559

Bear Stearns Commercial Mortgage Securities(b)	5.568%	10/12/41	5,000	5,103,443

Citigroup/Deutsche Bank Commercial Mortgage Trust(b)	5.222%	07/15/44	5,000	5,122,402

Commercial Mortgage Pass Through Certificates(b)(c)	0.350%	06/15/22	9,439	9,205,502

Commercial Mortgage Pass Through Certificates(b)	5.167%	06/10/44	5,172	5,231,328

Commercial Mortgage Pass-Through Certificates(b)	5.815%	12/10/49	2,875	3,097,816

GE Capital Commercial Mortgage Corp.	4.893%	03/10/40	800	846,489

GS Mortgage Securities Corp. II(b)	5.553%	04/10/38	1,830	1,967,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen U.S. Mortgage Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Commercial Mortgage Backed Securities–(continued)

JP Morgan Chase Commercial Mortgage Securities Corp.(c)	3.853%	06/15/43	$9,905	$10,156,072

JP Morgan Chase Commercial Mortgage Securities Corp.	5.336%	05/15/47	2,200	2,286,614

LB-UBS Commercial Mortgage Trust(b)	5.901%	06/15/38	5,000	5,202,923

Merrill Lynch/Countrywide Commercial Mortgage Trust(b)	5.465%	02/12/39	7,245	7,609,152

Merrill Lynch/Countrywide Commercial Mortgage Trust(b)	5.914%	06/12/46	2,500	2,623,476

RBSCF Trust(b)(c)	4.970%	04/16/40	6,000	6,362,548

Wachovia Bank Commercial Mortgage Trust	4.790%	04/15/42	5,000	5,183,992

Total Commercial Mortgage Backed Securities–13.7%				86,969,782

Adjustable Rate Mortgage Backed Securities–3.8%
Federal Home Loan Mortgage Corp.(b)	5.512%	05/01/37	3,049	3,229,752

Federal Home Loan Mortgage Corp.(b)	5.519%	01/01/38	1,738	1,844,952

Federal Home Loan Mortgage Corp.(b)	5.711%	03/01/37	2,088	2,213,156

Federal Home Loan Mortgage Corp.(b)	6.057%	02/01/37	1,477	1,566,597

Federal National Mortgage Association(b)	3.220%	03/01/36	13,462	14,116,671

Federal National Mortgage Association(b)	5.736%	03/01/38	932	988,542

Total Adjustable Rate Mortgage Backed Securities–3.8%				23,959,670

United States Treasury Obligations–2.4%
United States Treasury Notes(e)	3.250%	12/31/16	9,400	9,840,625

United States Treasury Notes	1.375%	11/30/15	5,800	5,635,063

Total United States Treasury Obligations–2.4%				15,475,688

Asset Backed Securities–0.8%
GE Capital Credit Card Master Note Trust	2.210%	06/15/16	5,000	5,087,163

Total Long-Term Investments–129.6% (Cost $806,840,838)				823,780,060

Money Market Funds–1.0%
Government & Agency Portfolio, Institutional Class (6,299,999 Common Shares) (Cost $6,299,999)(f)				6,299,999

TOTAL INVESTMENTS–130.6% (Cost $813,140,837)				830,080,059

LIABILITIES IN EXCESS OF OTHER ASSETS–(30.6%)				(194,369,325)

NET ASSETS–100.0%				$635,710,734

Percentages are calculated as a percentage of net assets.

Investment Abbreviations:

REMICS	– Real Estate Mortgage Investment Conduits
STRIPS	– Separate Trading of Registered Interest and Principal of Securities
TBA	– To Be Announced.

Notes to Schedule of Investments:

The obligations of certain United States Government sponsored entities are neither issued or guaranteed by the Untied States Treasury.

(a)	All or a portion of this security purchased on a when-issued, delayed delivery or forward commitment basis.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(c)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(d)	IO – Interest Only
(e)	All or a portion of this security has been physically segregated in connection with open futures contracts.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen U.S. Mortgage Fund

Futures Contracts Outstanding as of December 31, 2010:
		Unrealized
	Number of	Appreciation
	Contracts	(Depreciation)

Long Contracts:
U.S. Treasury Bonds 30-Year Futures, March 2011 (Current Notional Value of $122,125 per contract)	73	$(263,638)

U.S. Treasury Notes 10-Year Futures, March 2011 (Current Notional Value of $120,438 per contract)	4	(17,229)

Total Long Contracts:	77	(280,867)

Short Contracts:
U.S. Treasury Notes 2-Year Futures, March 2011 (Current Notional Value of $218,906 per contract)	174	67,604

U.S. Treasury Notes 5-Year Futures, March 2011 (Current Notional Value of $117,719 per contract)	483	287,082

Total Short Contracts:	657	354,686

Total Futures Contracts	734	$73,819

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen U.S. Mortgage Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments (Cost $806,840,838)	$823,780,060

Investments in affiliated money market funds, at value and cost	6,299,999

Receivables:
Interest	2,721,188

Fund shares sold	109,887

Dividends	215

Other	369,268

Total assets	833,280,617

Liabilities:
Payables:
Investments purchased	194,121,229

Fund shares repurchased	1,207,491

Custodian bank	708,621

Income distributions	645,990

Distributor and affiliates	181,302

Variation margin	113,219

Trustees’ deferred compensation and retirement plans	4,914

Accrued expenses	587,117

Total liabilities	197,569,883

Net assets	$635,710,734

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$743,980,157

Net unrealized appreciation	17,013,041

Accumulated net investment income (loss)	3,088,774

Accumulated net realized gain (loss)	(128,371,238)

Net assets	$635,710,734

Maximum offering price per share:
Class A shares:
Net asset value and redemption price per share (Based on net assets of $610,213,943 and 46,955,302 shares of beneficial interest issued and outstanding)	$13.00

Maximum sales charge (4.75% of offering price)	0.65

Maximum offering price to public	$13.65

Class B shares:
Net asset value and offering price per share (Based on net assets of $13,574,168 and 1,050,262 shares of beneficial interest issued and outstanding)	$12.92

Class C shares:
Net asset value and offering price per share (Based on net assets of $9,559,185 and 740,657 shares of beneficial interest issued and outstanding)	$12.91

Class Y shares:
Net asset value and offering price per share (Based on net assets of $2,353,320 and 180,503 shares of beneficial interest issued and outstanding)	$13.04

Institutional class shares:
Net asset value and offering price per share (Based on net assets of $10,118 and 776 shares of beneficial interest issued and outstanding)	$13.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen U.S. Mortgage Fund

Statement of Operations

For the year ended December 31, 2010

Investment income:
Interest	$28,118,540

Dividends from affiliated money market funds	14,992

Total investment income	28,133,532

Expenses:
Investment advisory fee	3,310,030

Distribution Fees
Class A	1,580,904

Class B	183,886

Class C	110,487

Transfer agent fees — A, B, C and Y	788,388

Transfer agent fees — Institutional	129

Administrative service fees	194,708

Reports to shareholders	116,760

Professional fees	105,990

Custody	93,173

Registration fees	61,480

Trustees’ and officers’ fees and benefits	34,639

Other	28,033

Total expenses	6,608,607

Expense reduction	10,384

Net expenses	6,598,223

Net investment income	$21,535,309

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	$10,878,887

Futures	4,238,161

Swap contracts	(4,863,018)

Net realized gain	10,254,030

Unrealized appreciation:
Beginning of the period	10,814,085

End of the period:
Investments	16,939,222

Futures	73,819

17,013,041

Net unrealized appreciation during the period	6,198,956

Net realized and unrealized gain	$16,452,986

Net increase in net assets from operations	$37,988,295

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen U.S. Mortgage Fund

Statement of Changes in Net Assets

	For the year ended	For the year ended
	December 31, 2010	December 31, 2009

From investment activities:
Operations:
Net investment income	$21,535,309	$23,246,526

Net realized gain	10,254,030	41,871,025

Net unrealized appreciation (depreciation) during the period	6,198,956	(11,484,460)

Change in net assets from operations	37,988,295	53,633,091

Distributions from net investment income:
Class A	(21,770,987)	(19,408,015)

Class B	(468,648)	(542,444)

Class C	(284,070)	(261,833)

Class Y	(449,752)	(529,226)

Institutional class	(214,663)	-0-

Total distributions	(23,188,120)	(20,741,518)

Net change in net assets from investment activities	14,800,175	32,891,573

From capital transactions:
Proceeds from shares sold	45,308,522	52,014,318

Net asset value of shares issued through dividend reinvestment	17,897,171	15,726,004

Cost of shares repurchased	(188,511,880)	(146,029,464)

Net change in net assets from capital transactions	(125,306,187)	(78,289,142)

Total increase (decrease) in net assets	(110,506,012)	(45,397,569)

Net assets:
Beginning of the period	746,216,746	791,614,315

End of the period (Including accumulated undistributed net investment income (loss) of $3,088,774 and $1,147,732, respectively)	$635,710,734	$746,216,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen U.S. Mortgage Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$12.75		$12.22		$13.26		$13.34		$13.63

Net investment income(a)	0.40		0.38		0.67		0.72		0.71

Net realized and unrealized gain (loss)	0.28		0.49		(0.93)		0.07		(0.21)

Total from investment operations	0.68		0.87		(0.26)		0.79		0.50

Less:
Distributions from net investment income	0.43		0.34		0.75		0.87		0.79

Return of capital distributions	-0-		-0-		0.03		-0-		-0-

Total distributions	0.43		0.34		0.78		0.87		0.79

Net asset value, end of the period	$13.00		$12.75		$12.22		$13.26		$13.34

Total return	5.41	%(b)	7.19	%(c)	(1.94	)%(c)	6.11	%(c)	3.79	%(c)

Net assets at end of the period (in millions)	$610.2		$687.4		$733.7		$860.8		$942.0

Ratio of expenses to average net assets	0.91	%(d)	0.96%		0.94%		0.94%		0.93%

Ratio of net investment income to average net assets	3.07	%(d)	3.03%		5.29%		5.44%		5.29%

Portfolio turnover(e)	370%		589%		821%		438%		503%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $655,122.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen U.S. Mortgage Fund

Financial Highlights—(continued)

	Class B Shares
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$12.67		$12.15		$13.19		$13.28		$13.58

Net investment income(a)	0.31		0.28		0.58		0.62		0.60

Net realized and unrealized gain (loss)	0.27		0.49		(0.94)		0.06		(0.21)

Total from investment operations	0.58		0.77		(0.36)		0.68		0.39

Less:
Distributions from net investment income	0.33		0.25		0.66		0.77		0.69

Return of capital distributions	-0-		-0-		0.02		-0-		-0-

Total distributions	0.33		0.25		0.68		0.77		0.69

Net asset value, end of the period	$12.92		$12.67		$12.15		$13.19		$13.28

Total return	4.64	%(b)	6.35	%(c)	(2.70	)%(c)	5.33	%(c)	2.94	%(c)

Net assets at end of the period (in millions)	$13.6		$22.8		$30.5		$44.0		$59.9

Ratio of expenses to average net assets	1.67	%(d)	1.71%		1.71%		1.71%		1.70%

Ratio of net investment income to average net assets	2.37	%(d)	2.24%		4.62%		4.68%		4.50%

Portfolio turnover(e)	370%		589%		821%		438%		503%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $18,389.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen U.S. Mortgage Fund

Financial Highlights—(continued)

	Class C Shares
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$12.66		$12.14		$13.18		$13.26		$13.56

Net investment income(a)	0.30		0.28		0.55		0.62		0.60

Net realized and unrealized gain (loss)	0.28		0.49		(0.91)		0.07		(0.21)

Total from investment operations	0.58		0.77		(0.36)		0.69		0.39

Less:
Distributions from net investment income	0.33		0.25		0.66		0.77		0.69

Return of capital distributions	-0-		-0-		0.02		-0-		-0-

Total distributions	0.33		0.25		0.68		0.77		0.69

Net asset value, end of the period	$12.91		$12.66		$12.14		$13.18		$13.26

Total return	4.64	%(b)	6.36	%(c)	(2.70	)%(c)	5.34	%(c)	2.94	%(c)

Net assets at end of the period (in millions)	$9.6		$12.2		$12.7		$12.2		$13.1

Ratio of expenses to average net assets	1.67	%(d)	1.71%		1.71%		1.71%		1.70%

Ratio of net investment income to average net assets	2.33	%(d)	2.26%		4.44%		4.68%		4.51%

Portfolio turnover(e)	370%		589%		821%		438%		503%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $11,049.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen U.S. Mortgage Fund

Financial Highlights—(continued)

	Class Y Sharesˆ
									September 25,
									2006
									(Commencement
	Year ended December 31,								of operations) to
	2010		2009		2008		2007		December 31, 2006

Net asset value, beginning of the period	$12.79		$12.26		$13.26		$13.34		$13.48

Net investment income(a)	0.42		0.42		0.74		0.75		0.17

Net realized and unrealized gain (loss)	0.30		0.48		(0.93)		0.07		(0.03)

Total from investment operations	0.72		0.90		(0.19)		0.82		0.14

Less:
Distributions from net investment income	0.47		0.37		0.78		0.90		0.28

Return of capital distributions	-0-		-0-		0.03		-0-		-0-

Total distributions	0.47		0.37		0.81		0.90		0.28

Net asset value, end of the period	$13.04		$12.79		$12.26		$13.26		$13.34

Total return	5.65	%(b)	7.42	%(c)	(1.38	)%(c)	6.37	%(c)	1.01	%*(c)

Net assets at end of the period (in millions)	$2.4		$23.9		$14.7		$15.3		$1.8

Ratio of expenses to average net assets	0.67	%(d)	0.71%		0.71%		0.70%		0.65%

Ratio of net investment income to average net assets	3.26	%(d)	3.35%		5.93%		5.68%		4.73%

Portfolio turnover(e)	370%		589%		821%		438%		503%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestments of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $12,784.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
*	Non-Annualized
ˆ	On June 1, 2010, the Class I shares of the predecessor fund were reorganized to Class Y shares of the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen U.S. Mortgage Fund

Financial Highlights—(continued)

	Institutional
	Class Shares
	June 1, 2010
	(Commencement
	of operations) to
	December 31, 2010

Net asset value, beginning of the period	$13.06

Net investment income(a)	0.35

Net realized and unrealized gain (loss)	(0.09)

Total from investment operations	0.26

Less:
Distributions from net investment income	0.28

Net asset value, end of the period	$13.04

Total return(b)	2.00%

Net assets at end of the period (In thousands)	$10.1

Ratio of expenses to average net assets	0.59	%(c)

Ratio of net investment income to average net assets	4.51	%(c)

Portfolio turnover(d)	370%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $12,046.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen U.S. Mortgage Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen U.S. Mortgage Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund. Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s principal investment objective is to provide a high level of current income, with liquidity and safety of principal.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, all Invesco funds closed their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

20        Invesco Van Kampen U.S. Mortgage Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

21        Invesco Van Kampen U.S. Mortgage Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month

22        Invesco Van Kampen U.S. Mortgage Fund

or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

23        Invesco Van Kampen U.S. Mortgage Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.470%

Next $500 million	0.445%

Next $500 million	0.420%

Next $500 million	0.395%

Next $2.5 billion	0.370%

Next $2.5 billion	0.345%

Next $2.5 billion	0.320%

Next $2.5 billion	0.295%

Over $12.5 billion	0.270%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $1,425,736 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 0.96%, 1.71%, 1.71%, 0.71% and 0.71%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary and non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $10,384.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $26,048 to VKII. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $11,869 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended December 31, 2010 IIS was paid $445,740 for providing such services. Prior to the Reorganization, the Acquired Fund paid $231,686 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

24        Invesco Van Kampen U.S. Mortgage Fund

  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $810,248 to VKFI.
  For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to December 31, 2010, IDI advised the Fund that IDI retained $5,538 in front-end sales commissions from the sale of Class A shares and $2,518, $10,777 and $67 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI, retained $7,978 in front-end sales commissions from the sale of Class A shares and $17,308, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Mortgaged Backed Securities	$—	$606,515,633	$—	$606,515,633

Commercial Mortgage Backed Securities	—	86,969,782	—	86,969,782

Collateralized Mortgage Obligations	—	85,772,124	—	85,772,124

Adjustable Rate Mortgage Backed Securities	—	23,959,670	—	23,959,670

United States Treasury Obligations	—	15,475,688	—	15,475,688

Asset Backed Securities	—	5,087,163	—	5,087,163

Equity Securities	6,299,999	—	—	6,299,999

Futures	354,686	—	—	354,686

Total Investments in an Asset Position	$6,654,685	$823,780,060	$—	$830,434,745

Investments in a Liability Position
Futures	$(280,867)	$—	$—	$(280,867)

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

25        Invesco Van Kampen U.S. Mortgage Fund

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$354,686	$(280,867)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Future	Swap
	Contracts*	Agreements*

Realized Gain (Loss)
Interest rate risk	$4,238,161	$(4,863,018)

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	1,718,368	(38,641)

Total	$5,956,529	$(4,901,659)

*	The average notional value of futures and swap agreements outstanding during the period was $215,009,179 and $89,669,000 respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended December 31, 2010, the Fund paid legal fees of $1,063 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $8,634 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

26        Invesco Van Kampen U.S. Mortgage Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$23,188,121	$20,907,851

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$3,111,626

Net unrealized appreciation — investments	16,899,388

Temporary book/tax differences	(4,914)

Capital loss carryforward	(128,275,523)

Shares of beneficial interest	743,980,157

Total net assets	$635,710,734

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $8,377,933 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2014	$18,723,292

December 31, 2015	18,400,921

December 31, 2016	91,151,310

Total capital loss carryforward	$128,275,523

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $168,572,869 and $76,119,354, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,852,777,299 and $2,869,816,710. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$20,159,070

Aggregate unrealized (depreciation) of investment securities	(3,259,682)

Net unrealized appreciation of investment securities	$16,899,388

Cost of investments for tax purposes is $813,180,671.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydown gains (losses) and swap gains (losses), on December 31, 2010, undistributed net investment income (loss) was increased by $3,593,853, undistributed net realized gain (loss) was decreased by $3,604,106 and shares of beneficial interest increased by $10,253. This reclassification had no effect on the net assets of the Fund.

27        Invesco Van Kampen U.S. Mortgage Fund

NOTE 10—Share Information

	For the year ended				For the year ended
	December 31, 2010(a)				December 31, 2009
	Shares		Value		Shares	Value

Sales:
Class A	1,192,210	(b)	$15,523,561	(b)	2,400,074	$30,139,319

Class B	137,593		1,781,312		382,031	4,734,452

Class C	57,124		737,198		363,673	4,492,715

Class Y	433,574		5,661,527		1,001,842	12,647,832

Institutional class	1,641,833		21,604,924		-0-	-0-

Total sales	3,462,334		$45,308,522		4,147,620	$52,014,318

Dividend reinvestment:
Class A	1,309,763		$17,039,321		1,193,541	$15,007,649

Class B	31,983		413,175		38,977	486,963

Class C	18,670		241,078		18,054	225,428

Class Y	1,964		25,755		474	5,964

Institutional class	13,478		177,842		-0-	-0-

Total dividend reinvestment	1,375,858		$17,897,171		1,251,046	$15,726,004

Repurchases:
Class A	(9,472,309)		$(123,160,143)		(9,708,481)	$(121,911,425)

Class B	(917,942	)(b)	(11,862,156	)(b)	(1,132,735)	(14,139,356)

Class C	(295,626)		(3,809,976)		(468,482)	(5,830,749)

Class Y	(2,123,596)		(27,877,245)		(332,228)	(4,147,934)

Institutional class	(1,654,535)		(21,802,360)		-0-	-0-

Total repurchases	(14,464,008)		$(188,511,880)		(11,641,926)	$(146,029,464)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, less than 1% of the outstanding shares of the Fund are owned by Invesco or an investment adviser under common control.
(b)	Includes automatic conversion of 368,271 Class B shares into 366,295 Class A shares at a value of $4,777,638.

NOTE 11—Change in Independent Registered Public Accounting Firm (Unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

28        Invesco Van Kampen U.S. Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Van Kampen U.S. Mortgage Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen U.S. Mortgage Fund (formerly known as Van Kampen U.S. Mortgage Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

29        Invesco Van Kampen U.S. Mortgage Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
A	$1,000.00	$1,008.66	$4.56	$1,020.67	$4.58	0.90%

B	1,000.00	1,004.82	8.39	1,016.84	8.44	1.66

C	1,000.00	1,004.79	8.39	1,016.84	8.44	1.66

Y	1,000.00	1,009.16	3.34	1,021.88	3.36	0.66

Institutional	1,000.00	1,009.36	2.99	1,022.23	3.01	0.59

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30        Invesco Van Kampen U.S. Mortgage Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$0
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	1.18%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31        Invesco Van Kampen U.S. Mortgage Fund

Trustees and Officers
The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1985	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-USM-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

.ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2010	Fees Billed for	year end 2009
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2010	Requirement(1)	fiscal year end 2009	Requirement(1)
Audit Fees	$502,965	N/A	$432,922	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$132,600	0%	$125,847	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$635,565	0%	$558,769	0%
PWC billed the Registrant aggregate non-audit fees of $132,600 for the fiscal year ended 2010, and $125,847 for the fiscal year ended 2009, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end December 31, 2010 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2009 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2010 That Were	Provided for fiscal year	2009 That Were	Provided for fiscal year
	Required	end 2010 Pursuant to	Required	end 2009 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2010, and $0 for the fiscal year ended 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of December 14, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 14, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Growth Series (Invesco Growth Series)

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: March 11, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: March 11, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: March 11, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.